UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
Check the appropriate box:
☑     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
Magnum Hunter Resources Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.01 per share, of Magnum Hunter Resources Corporation

(2)	Aggregate number of securities to which transaction applies:

42,804,675 shares of Magnum Hunter Resources Corporation common stock (including shares of Magnum Hunter Resources Corporation common stock issuable upon exchange of exchangeable shares of MHR Exchangeco Corporation)

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was calculated based on the value of the transaction, which was computed by multiplying the 42,804,675 shares of Magnum Hunter Resources Corporation common stock by $6.825 per share, that being the average of the high and low prices reported on the New York Stock Exchange for such shares on March 11, 2011. In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, the filing fee was determined at the rate of $116.10 per million.

(4)	Proposed maximum aggregate value of transaction:

$292,141,907

(5)	Total fee paid:

$33,917.68

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Magnum Hunter Resources Corporation

[ • ], 2011

Dear Common Stockholder:

We are holding an annual and special meeting of our common stockholders, which we refer to as the Meeting, to approve (1) the issuance of approximately 42.8 million shares of Magnum Hunter common stock to securityholders of NuLoch Resources Inc., an Alberta corporation, in connection with an arrangement agreement, dated January 19, 2011, by and among Magnum Hunter, NuLoch, and MHR Exchangeco Corporation, an indirect wholly-owned Canadian subsidiary of Magnum Hunter, pursuant to which Magnum Hunter will acquire NuLoch, and (2) certain other matters unrelated to the arrangement. The Meeting will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056.

Pursuant to the arrangement agreement, which has been unanimously approved by Magnum Hunter’s board of directors, all outstanding Class A shares of NuLoch will be exchanged for shares of Magnum Hunter common stock and/or exchangeable shares of MHR Exchangeco Corporation, as described in more detail in the accompanying proxy statement. The exchangeable shares may be issued to Canadian-resident shareholders of NuLoch to provide them with deferred tax treatment upon the disposition of their NuLoch shares, and the exchangeable shares are generally exchangeable, at the option of the holder for no additional consideration, into Magnum Hunter common stock (on a share-for-share basis). The proposed transaction will be implemented by way of a court-approved plan of arrangement under Alberta law. As we describe in greater detail in the accompanying proxy statement, we believe the arrangement will result in significant benefits to Magnum Hunter.

Upon completion of the arrangement, we estimate the shares of Magnum Hunter common stock (including shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of Exchangeco) that will be issued to NuLoch securityholders in the arrangement, which we refer to as the MHR Stock Issuance, will represent approximately [ • ]% of the outstanding common stock of the combined company on a fully diluted basis, including the exchange of all exchangeable shares issued in the arrangement for shares of Magnum Hunter common stock (assuming the completion of Magnum Hunter’s contemplated purchase of NGAS Resources, Inc., which was announced on December 27, 2010). If Magnum Hunter’s acquisition of NGAS is not completed prior to the time of the completion of the NuLoch arrangement, we estimate that NuLoch’s former securityholders will own, upon completion of the arrangement, approximately [ • ]% of the outstanding common stock of the combined company on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock. These percentages are based on the number of shares of Magnum Hunter common stock outstanding on [ • ], 2011, the most recent practicable date prior to the date of the accompanying proxy statement.

Your vote is important.  We cannot complete the arrangement unless, among other things, the holders of Magnum Hunter common stock vote to approve the MHR Stock Issuance in connection with the arrangement.

Notice of the Meeting and the related proxy statement, which describes the Meeting, the arrangement, documents related to the arrangement and other matters, are enclosed. Please read this entire proxy statement carefully, including the section discussing risk factors beginning on page 14. You can also obtain information about Magnum Hunter from documents that we have filed with the Securities and Exchange Commission.

Whether or not you plan to attend the Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us or submitting your proxy by telephone or through the Internet, using the procedures in the proxy voting instructions included with your proxy card.

Magnum Hunter’s board of directors recommends that Magnum Hunter common stockholders vote “FOR” the proposal to approve the MHR Stock Issuance in connection with the arrangement and “FOR” each of the other proposals described in the accompanying proxy statement.

The common stock of Magnum Hunter is listed on the New York Stock Exchange under the symbol “MHR,” our Series C Cumulative Perpetual Preferred Stock is listed on the NYSE Amex under the symbol “MHR.PC” and our Series D Cumulative Preferred Stock is listed on the NYSE Amex under the symbol “MHR.PR.D.”

On behalf of the Magnum Hunter board of directors, thank you for your continued support.

Sincerely,

Gary C. Evans
Chairman of the Board
and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Magnum Hunter common stock and exchangeable shares of Exchangeco to be issued in connection with the arrangement or determined that the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [ • ], 2011 and is first being mailed to the common stockholders of Magnum Hunter on or about [ • ], 2011.

ADDITIONAL INFORMATION

The accompanying document is the proxy statement of Magnum Hunter Resources Corporation for the Meeting. The accompanying proxy statement incorporates important business and financial information about Magnum Hunter Resources Corporation from documents that are not included in or delivered with the accompanying proxy statement. This information is available to you without charge upon your request. You can obtain documents incorporated by reference into the accompanying proxy statement by requesting them in writing or by telephone from Magnum Hunter Resources Corporation at the following address and telephone number:

Magnum Hunter Resources Corporation
Attn: Corporate Secretary
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
Telephone: (832) 369-6986

In addition, if you have questions about the arrangement, the MHR Stock Issuance, the arrangement agreement, the Meeting or the other matters described in the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need to obtain proxy cards or other information related to the proxy solicitation, please contact D.F. King &. Co., Inc., the proxy solicitor for Magnum Hunter, toll-free at (800) 967-4617 (banks and brokers call collect at (212) 269-5550). You will not be charged for any of these documents that you request.

If you would like to request documents, please do so by April [22], 2011 in order to receive them before the Meeting.

See “Where You Can Find More Information” beginning on page 143 of the accompanying proxy statement for further information.

Magnum Hunter Resources Corporation

NOTICE OF ANNUAL AND SPECIAL MEETING OF COMMON STOCKHOLDERS

Dear Common Stockholder:

An annual and special meeting of common stockholders of Magnum Hunter Resources Corporation will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056.

The purpose of the Meeting is to consider and vote upon the following proposals:

1. To approve the issuance of shares of Magnum Hunter common stock (including shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of MHR Exchangeco Corporation, a wholly-owned Canadian subsidiary of Magnum Hunter, or Exchangeco), which we refer to in the proxy statement as the MHR Stock Issuance, in connection with the transactions contemplated by the arrangement agreement, dated January 19, 2011, by and among Magnum Hunter, Exchangeco and NuLoch Resources Inc. and the related plan of arrangement;

2. To elect nine directors of Magnum Hunter to hold office until the 2012 annual meeting of stockholders of Magnum Hunter or until their respective successors are duly qualified and elected;

3. To approve an amendment to Magnum Hunter’s certificate of incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter common stock to 250,000,000;

4. To approve an amendment to Magnum Hunter’s certificate of incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000;

5. To approve an amendment to Magnum Hunter’s amended and restated stock incentive plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan to 20,000,000;

6. To ratify the appointment of Hein & Associates LLP as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

7. To cast an advisory vote on executive compensation;

8. To cast an advisory vote on the frequency of future advisory votes on executive compensation;

9. To approve an adjournment of the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals; and

10. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Magnum Hunter board of directors recommends that Magnum Hunter common stockholders vote “FOR” the proposal to approve the MHR Stock Issuance in connection with the transactions contemplated by the arrangement agreement and plan of arrangement and “FOR” each of the other proposals listed above and described in the proxy statement.

All Magnum Hunter common stockholders are cordially invited to attend the Meeting, although only those common stockholders of record as of the close of business on March [15], 2011, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

By Order of the Board of Directors,

Gary C. Evans
Chairman of the Board and
Chief Executive Officer

Houston, Texas
[ • ], 2011

YOUR VOTE IS IMPORTANT!

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND VOTE AS SOON AS POSSIBLE BY MAIL, TELEPHONE OR THROUGH THE INTERNET WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. INSTRUCTIONS ON THE DIFFERENT WAYS TO VOTE YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

If you have any questions concerning the arrangement, the MHR Stock Issuance, the arrangement agreement, the Meeting or the other matters described in the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Magnum Hunter common stock, please contact Magnum Hunter’s proxy solicitor:

D.F. King &. Co., Inc.
48 Wall Street
New York, NY 10005
Stockholders, call toll-free: (800) 967-4617
Banks and brokers, call collect: (212) 269-5550

Magnum Hunter Resources Corporation

NOTICE OF SPECIAL MEETING OF PREFERRED STOCKHOLDERS

Dear Preferred Stockholder:

A special meeting of preferred stockholders of Magnum Hunter Resources Corporation will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056.

The purpose of the meeting is to consider and vote upon the following proposals:

1. To approve an amendment to Magnum Hunter’s certificate of incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000; and

2. To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

The Magnum Hunter board of directors recommends that Magnum Hunter preferred stockholders vote “FOR” the proposal to approve an amendment to Magnum Hunter’s certificate of incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock.

All Magnum Hunter preferred stockholders are cordially invited to attend the meeting, although only those preferred stockholders of record as of the close of business on March [15], 2011, the record date for the meeting, will be entitled to notice of and to vote at the meeting or at any adjournment or postponement thereof. Each share of preferred stock entitles the holder to one vote. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matter proposed to be acted upon at the meeting by our preferred stockholders.

By Order of the Board of Directors,

Gary C. Evans
Chairman of the Board and
Chief Executive Officer

Houston, Texas
[ • ], 2011

YOUR VOTE IS IMPORTANT!

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND VOTE AS SOON AS POSSIBLE BY MAIL, TELEPHONE OR THROUGH THE INTERNET WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. INSTRUCTIONS ON THE DIFFERENT WAYS TO VOTE YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

If you have any questions concerning the matter described in the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Magnum Hunter preferred stock, please contact Magnum Hunter’s proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Stockholders, call toll-free: (800) 967-4617
Banks and brokers, call collect: (212) 269-5550

i

DESCRIPTION OF EXCHANGEABLE SHARES AND RELATED AGREEMENTS	67
Retraction, Redemption and Call Rights Applicable to Exchangeable Shares	67
Voting, Dividend and Liquidation Rights of Holders of Exchangeable Shares	71
Magnum Hunter Support Obligations	75
INFORMATION ABOUT NULOCH	77
Business of NuLoch	77
Management’s Discussion and Analysis of Financial Condition and Results of Operations of NuLoch	80
Quantitative and Qualitative Disclosures About Market Risk for NuLoch	97
COMPARATIVE PER SHARE MARKET PRICE INFORMATION	98
UNAUDITED PRO FORMA FINANCIAL INFORMATION	99
Notes to Unaudited Pro Forma Combined Financial Data	103
PROPOSAL NO. 1 — ISSUANCE OF SHARES OF MAGNUM HUNTER COMMON STOCK (INCLUDING SHARES OF MAGNUM HUNTER COMMON STOCK UPON EXCHANGE OF THE EXCHANGEABLE SHARES) IN CONNECTION WITH THE ARRANGEMENT	107
PROPOSAL NO. 2 — ELECTION OF DIRECTORS	108
CORPORATE GOVERNANCE	110
Director Nomination Process	110
Director Independence	111
Board’s Role in Risk Oversight	111
Board of Directors’ Leadership Structure	112
Code of Conduct and Ethics	112
Stockholder Communications with the Board of Directors	112
Attendance at Meetings of Stockholders	112
Board Committees	113
Website Availability of Documents	113
Audit Committee	113
Compensation and Nominating Committee	114
Committee Interlocks and Insider Participation	115
Section 16(a) Beneficial Ownership Reporting Compliance	115
Biographical Information of our Executive Officers	116
DIRECTOR COMPENSATION	118
TRANSACTIONS WITH RELATED PERSONS	119
Certain Relationships and Related Transactions	119
Review, Approval or Ratification of Transactions with Related Persons	120
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	121
EXECUTIVE COMPENSATION	122
Summary Compensation Table	124
Outstanding Equity Awards at Fiscal Year-End	127
PROPOSAL NO. 3 — AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM HUNTER COMMON STOCK TO 250,000,000	128
PROPOSAL NO. 4 — AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM HUNTER PREFERRED STOCK TO 15,000,000	131

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE MAGNUM HUNTER RESOURCES CORPORATION AMENDED AND RESTATED STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF MAGNUM HUNTER COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN TO 20,000,000	133
PROPOSAL NO. 6 — RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011	139
Change in Accountants During 2009	140
Auditor Fees	140
Audit Committee Pre-Approval Policy and Procedures	141
PROPOSAL NO. 7 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	141
PROPOSAL NO. 8 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	142
OTHER MATTERS	143
Stockholder Proposals for 2012 Annual Meeting	143
WHERE YOU CAN FIND MORE INFORMATION	143
ANNEX A — Arrangement Agreement, dated as of January 19, 2011	A-1
ANNEX B — Opinion of BMO Capital Markets Corp.	B-1
ANNEX C — Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan	C-1

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

Unless stated otherwise or unless the context otherwise requires, all references in this proxy statement to:

•	Magnum Hunter, the Company, MHR, we, our, ours and us are to Magnum Hunter Resources Corporation, a Delaware corporation;

•	all references to NuLoch are to NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta;

•	all references to Exchangeco are to MHR Exchangeco Corporation, a corporation existing under the laws of the Province of Alberta and an indirect wholly-owned subsidiary of Magnum Hunter;

•	all references to the arrangement agreement are to the Arrangement Agreement, dated as of January 19, 2011, as it may be amended from time to time, by and among Magnum Hunter, Exchangeco and NuLoch, a copy of which is attached as Annex A to this proxy statement;

•	all references to the plan of arrangement are to the form of plan of arrangement under the Business Corporations Act (Alberta) referred to in the arrangement agreement, a copy of which is attached as Exhibit B to the arrangement agreement;

•	all references to the arrangement are to the transactions contemplated by the arrangement agreement and the plan of arrangement, whereby, among other things, Magnum Hunter will acquire indirectly all of the issued and outstanding equity of NuLoch;

•	all references to the Meeting are to the annual and special meetings of Magnum Hunter stockholders to which this proxy statement relates;

•	all references to our preferred stock are to our Series C Cumulative Perpetual Preferred Stock and our Series D Cumulative Preferred Stock;

•	all references to our preferred stockholders are to the holders of our preferred stock; and

•	all dollar amounts are expressed in U.S. dollars.

The following are some questions that you, as a stockholder of Magnum Hunter, may have regarding the arrangement and the Meeting, and brief answers to those questions. You are urged to read carefully this proxy statement, the annexes to this proxy statement and the other documents incorporated by reference in this proxy statement in their entirety because this section may not provide all of the information that is important to you with respect to the arrangement and the Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:	Why am I receiving this document?

A:	Magnum Hunter is holding the Meeting of Magnum Hunter stockholders in order to obtain the approval necessary to issue the shares of Magnum Hunter common stock (including shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of Exchangeco) in connection with the arrangement, which we refer to throughout this proxy statement as the MHR Stock Issuance. At the Meeting, Magnum Hunter stockholders will also vote on certain other matters unrelated to the arrangement, which are described throughout this proxy statement.

Q:	When and where is the Meeting?

A:	The Meeting will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056.

Q:	Who can vote at the Meeting?

A:	We have fixed the close of business on March [15], 2011 as the record date for the Meeting, and only holders of record of Magnum Hunter stock as of the close of business on such date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

v

Q:	What am I being asked to vote on at the Meeting?

A:	Common stockholders are being asked to vote on each of the proposals below, and our preferred stockholders are only being asked to vote on the proposal next to the fourth bullet point below:

•	approve the MHR Stock Issuance in connection with the arrangement;

•	elect nine directors of Magnum Hunter to hold office until the 2012 annual meeting of stockholders of Magnum Hunter or until their respective successors are duly qualified and elected;

•	approve an amendment to Magnum Hunter’s certificate of incorporation, as amended, which we refer to as the certificate of incorporation, to increase the authorized number of shares of Magnum Hunter common stock to 250,000,000;

•	approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000;

•	approve an amendment to Magnum Hunter’s amended and restated stock incentive plan, which we refer to as the Incentive Plan, to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan to 20,000,000;

•	ratify the appointment of Hein & Associates LLP, whom we refer to as Hein, as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	cast advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation;

•	approve an adjournment of the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals; and

•	transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The approval of the MHR Stock Issuance is a condition to the obligations of Magnum Hunter and NuLoch to complete the arrangement. None of the proposals to be voted upon at the Meeting is conditional on the approval of any other proposal.

Q:	What is Magnum Hunter proposing with respect to the arrangement?

A:	Magnum Hunter is proposing to indirectly acquire all of the issued and outstanding equity of NuLoch. The transaction will be carried out pursuant to the arrangement agreement and plan of arrangement, which is the Canadian equivalent to a plan of merger. Pursuant to the plan of arrangement, Exchangeco will acquire all of the outstanding NuLoch Class A shares in exchange for shares of Magnum Hunter common stock and/or exchangeable shares of Exchangeco, as described in more detail below.

Q:	When do you expect the arrangement to be completed?

A:	It is currently anticipated that the arrangement will be completed on or about [April 29], 2011.

Q:	Is completion of the arrangement subject to any other conditions?

A:	Yes. In addition to the approval of the MHR Stock Issuance in connection with the arrangement, completion of the arrangement requires the approval of the arrangement by NuLoch securityholders, approval by the Court of Queen’s Bench of Alberta and the satisfaction or waiver of the other conditions specified in the arrangement agreement.

Q:	Why are exchangeable shares being offered to Canadian residents in the arrangement?

A:	The exchangeable shares are being offered to provide an opportunity for NuLoch securityholders who are residents of Canada to make a tax election to defer certain capital gain taxes, which would otherwise arise upon the exchange of their NuLoch shares for shares of Magnum Hunter common stock. Each exchangeable share is substantially the economic equivalent of a share of Magnum Hunter common stock and generally is exchangeable on a one-for-one basis for a share of Magnum Hunter common stock. In addition, each holder of an exchangeable share will, through a trust agreement and Magnum Hunter’s special voting preferred stock, effectively have the ability to cast votes along with holders of Magnum Hunter common stock. Any exchangeable shares not previously exchanged will, upon the direction of Exchangeco’s board of directors, be exchanged for shares of Magnum Hunter common stock on the date that is the one year anniversary of the closing date of the arrangement, subject to applicable law, unless Magnum Hunter exchanges them earlier upon the occurrence of certain events.

Magnum Hunter has agreed to use reasonable best efforts to file a registration statement on Form S-3 (or such other applicable form) with the Securities and Exchange Commission, which we refer to as the SEC, in order to register under the Securities Act of 1933, as amended, which we refer to as the Securities Act, the issuance from time to time of the shares of Magnum Hunter common stock in exchange for the exchangeable shares. If such registration statement has not been declared effective by the SEC by the effective time of the arrangement, then all NuLoch securityholders shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement.

Q:	What percentage of the combined company will the securityholders of NuLoch own?

A:	Upon completion of the arrangement, we estimate that NuLoch’s former securityholders will own approximately [ • ]% of the outstanding common stock of the combined company on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock (assuming the completion of Magnum Hunter’s contemplated purchase of NGAS Resources, Inc., or NGAS, which was announced on December 27, 2010). If Magnum Hunter’s acquisition of NGAS is not completed prior to the time of the completion of the NuLoch arrangement, we estimate that NuLoch’s former securityholders will own, upon completion of the arrangement, approximately [ • ]% of the outstanding common stock of the combined company on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock. These percentages are based on the number of shares of Magnum Hunter common stock outstanding on [ • ], 2011, the most recent practicable date prior to the date of this proxy statement.

Q:	Does the arrangement require the approval of NuLoch securityholders and are any NuLoch securityholders already committed to vote in favor of the arrangement?

A:	Yes. The arrangement must be approved by NuLoch securityholders at a special meeting called for that purpose. Certain NuLoch securityholders have entered into support agreements with us pursuant to which such securityholders have agreed to, among other things, vote all securities of NuLoch beneficially owned by them, as well as any additional securities of NuLoch which they may acquire or own, in favor of the arrangement, subject to limited exceptions. Support agreements were signed by all directors, executive officers and certain employees of NuLoch as well as certain institutional shareholders of NuLoch.

The support agreements with NuLoch securityholders represent approximately 37% of the outstanding securities of NuLoch entitled to vote on the arrangement. The form of such voting agreements is attached as Exhibit A to the arrangement agreement; provided, that the support agreements signed by NuLoch’s institutional shareholders differ from such form in that the agreements are also terminable by such shareholders in the event NuLoch receives a superior proposal that is not matched by Magnum Hunter.

Q:	How does Magnum Hunter’s proposed acquisition of NGAS impact Magnum Hunter’s proposed arrangement with NuLoch?

A:	As announced on December 27, 2010, Magnum Hunter and NGAS entered into an arrangement agreement pursuant to which Magnum Hunter will acquire NGAS in a stock-for-stock transaction with NGAS becoming a wholly-owned subsidiary of Magnum Hunter, which we refer to as the NGAS acquisition. If the NGAS acquisition is completed, each share of NGAS common stock will be transferred to Magnum Hunter and converted automatically into the right to receive 0.0846 of a share of Magnum Hunter common stock. Magnum Hunter currently expects to complete the NGAS acquisition not later than April 15, 2011, subject to approval of NGAS’ shareholders, approval from the Supreme Court of British Columbia and satisfaction of the other closing conditions specified in the arrangement agreement with respect to the NGAS acquisition. Although we are confident that the NGAS acquisition will be completed, no assurance can be given as to when, or if, such acquisition will occur. Our agreement to acquire NuLoch is separate from and independent of the NGAS acquisition and any delay or failure to complete the NGAS acquisition will not, in and of itself, impact the recommendation of our board of directors that Magnum Hunter stockholders vote to approve the MHR Stock Issuance. In addition, the NuLoch arrangement agreement provides that if the NGAS acquisition closes on or prior to the closing date of the NuLoch arrangement, the representations and warranties of Magnum Hunter in that agreement will not be deemed to include any matters relating to NGAS, its subsidiaries, affiliates or their respective assets, businesses, operations or liabilities or other attributes.

Q:	Are there risks I should consider in deciding whether to vote for the MHR Stock Issuance?

A:	Yes. A number of risk factors that you should consider in connection with the arrangement are described in the section of this proxy statement entitled “Risk Factors” beginning on page 14.

Q:	Why am I being asked to consider and vote on other proposals unrelated to the arrangement?

The timing of a special meeting to consider and vote on the MHR Stock Issuance in connection with the arrangement would have occurred around the time we would like to hold our 2011 annual meeting of common stockholders. We determined to combine the two meetings in an effort to significantly reduce proxy statement printing and other meeting costs and administrative burdens on us and to reduce the burden on our common stockholders who would otherwise receive two sets of proxy materials around the same time to consider and vote on proposals at two separate meetings.

If you are a preferred stockholder, you are receiving this proxy statement only to consider and vote on the proposal to approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of preferred stock.

Q:	How does Magnum Hunter’s board of directors recommend that I vote?

A:	With respect to the proposals to be considered and voted on at the Meeting, Magnum Hunter’s board of directors recommends that Magnum Hunter stockholders vote:

•	“FOR” the MHR Stock Issuance in connection with the arrangement;

•	“FOR” the election of each of the director nominees;

•	“FOR” the amendment to our certificate of incorporation to increase the authorized number of shares of our common stock;

•	“FOR” the amendment to our certificate of incorporation to increase the authorized number of shares of our preferred stock;

•	“FOR” the approval of the amendment to our Incentive Plan to increase the aggregate number of shares of our common stock that may be issued under the plan;

•	“FOR” the ratification of the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	“FOR” the approval, on an advisory basis, of Magnum Hunter’s executive compensation;

•	“FOR” the approval, on an advisory basis, of holding future advisory votes on Magnum Hunter’s executive compensation every three years; and

•	“FOR” the adjournment of the Meeting, if necessary, to solicit additional proxies in favor of such proposals.

Q:	What vote is required for Magnum Hunter’s stockholders to approve each proposal?

A:	Assuming the presence of a quorum, the following vote is required for each proposal:

•	The approval of the MHR Stock Issuance in connection with the arrangement requires the affirmative vote of the holders of a majority of the shares of Magnum Hunter common stock voting thereon, provided the total number of votes cast on the proposal represents at least a majority of shares of Magnum Hunter common stock entitled to vote on the proposal, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes (as described below) will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal, provided, however, that if a majority of shares of Magnum Hunter common stock entitled to vote are not cast on this proposal (whether “for” or “against”), broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The election of each of the nine directors requires the affirmative vote of a plurality of the shares of Magnum Hunter common stock cast at the Meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and as a result, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	The approval of the amendment to our certificate of incorporation to increase the authorized number of shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to our certificate of incorporation to increase the authorized number of shares of preferred stock requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date and (ii) the holders of a majority of the outstanding shares of Magnum Hunter preferred stock, voting together as a single class, as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to our Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan requires the affirmative vote of a majority of the votes cast by our common stockholders at the Meeting, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal.

•	The ratification of the appointment of Hein, the approval, on an advisory basis, of the proposals pertaining to executive compensation, and any proposal to adjourn the Meeting, if necessary, to solicit additional proxies, each requires the affirmative vote of a majority of the shares of Magnum Hunter common stock present in person or represented by proxy and entitled to vote at the Meeting; provided, that any proposal to adjourn the Meeting does not require a quorum. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, abstentions will have the have the effect of a vote “AGAINST” these proposals, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, broker non-votes will generally have no effect on the outcome of these proposals. As discussed below, under applicable NYSE rules brokers may use their discretion to vote shares for which voting instructions are not submitted with respect to the ratification of Hein so no broker non-votes are expected for this proposal.

Q:	What is the difference between holding shares of our stock as a “stockholder of record” and as a “beneficial owner”?

A:	Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between holding shares as a stockholder of record and holding shares as a beneficial owner in street name:

•	Stockholder of Record — If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are the stockholder of record of such shares.

•	Beneficial Owner — If your shares are held in a brokerage account, bank or by another nominee, you are the “beneficial owner” of such shares held in street name.

Q:	If I am a “stockholder of record,” how do I vote?

A:	If you are a stockholder of record and entitled to vote at the Meeting, you can submit a proxy or vote in person by completing a ballot at the Meeting. However, even if you plan to attend the Meeting, Magnum Hunter encourages you to submit a proxy before the Meeting to ensure that your shares are voted. A proxy is a legal designation of another person to vote your shares of Magnum Hunter stock on your behalf. If you are a stockholder of record, you may submit a proxy for your shares by:

•	calling the toll-free number specified on the enclosed proxy card and following the instructions when prompted;

•	accessing the Internet web site specified on the enclosed proxy card and following the instructions provided to you; or

•	filling out, signing and dating the enclosed proxy card and mailing it in the prepaid envelope included with these proxy materials.

When a stockholder submits a proxy by telephone or through the Internet his or her proxy is recorded immediately. Magnum Hunter encourages its stockholders to submit their proxies using these methods whenever possible. If you submit a proxy by telephone or through the Internet, please do not return your proxy card by mail.

Q:	If I am a “beneficial owner” of shares, how do I vote?

If you are a beneficial owner of shares, you must instruct the broker, bank or other nominee on how to vote your shares by following the instructions that the broker, bank or other nominee provides to you with these proxy materials. Most brokers offer stockholders the ability to submit voting instructions by mail by completing a voting instruction card, by telephone and via the Internet.

If you are a beneficial owner of shares and desire to vote your shares in person at the Meeting, you must obtain a proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot when you vote at the Meeting.

Q:	How will my proxy be voted?

A:	All shares represented by each properly executed and valid proxy received before the Meeting will be voted in accordance with the instructions given on the proxy.

If a Magnum Hunter common stockholder executes a proxy card without giving instructions, the shares of Magnum Hunter common stock represented by that proxy card will be voted:

•	“FOR” the proposal to authorize the MHR Stock Issuance in connection with the arrangement;

•	“FOR” the election of each of the director nominees;

•	“FOR” the approval of the amendment to our certificate of incorporation to increase the authorized number of shares of our common stock;

•	“FOR” the approval of the amendment to our certificate of incorporation to increase the authorized number of shares of our preferred stock;

•	“FOR” the approval of the amendment to our Incentive Plan to increase the aggregate number of shares of our common stock that may be issued under the plan;

•	“FOR” the ratification of the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	“FOR” the approval, on an advisory basis, of Magnum Hunter’s executive compensation;

x

•	“FOR” the approval, on an advisory basis, of holding future advisory votes on Magnum Hunter’s executive compensation every three years; and

•	otherwise in accordance with the judgment of the person voting the proxy on any other matter properly brought before the Meeting and any adjournment or postponement thereof, including any proposal to adjourn the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

If a Magnum Hunter preferred stockholder executes a proxy card without giving instructions, the shares of Magnum Hunter preferred stock will be voted “FOR” the approval of the amendment to our certificate of incorporation to increase the authorized number of shares of our preferred stock.

Your vote is important.  Accordingly, please submit your proxy by telephone, through the Internet or by mail, whether or not you plan to attend the Meeting in person. Proxies must be received by 11:59 p.m. Eastern Time on [April 28], 2011.

Q:	If I am a beneficial owner of shares, will such broker, bank or other nominee automatically vote my shares for me?

A:	If you are the beneficial owner of shares held in street name and do not submit voting instructions to your broker, bank or other nominee, the nominee that holds your shares may use their discretion in voting your shares with respect to “routine items,” but not with respect to “non-routine items,” under the rules of the NYSE. On non-routine items for which you do not submit voting instructions to your broker, bank or other nominee, these shares will not be voted and will be treated as “broker non-votes.” The proposal to ratify the appointment of Hein as our independent registered public accounting firm for the fiscal year ending December 31, 2011 is considered a routine item and therefore may be voted upon by your broker, bank or other nominee if you do not provide voting instructions on this proposal. The proposal to authorize the MHR Stock Issuance, the election of directors, the proposals to amend our certificate of incorporation, the proposal to amend our Incentive Plan, and the advisory votes on executive compensation are considered non-routine items and therefore may not be voted upon by your broker, bank or other nominee if you do not provide voting instructions on these specific proposals.

Q:	How can I change or revoke my vote?

A:	You may revoke your proxy and/or change your vote at any time before your proxy is voted at the Meeting.

If you are a stockholder of record, you can do this by:

•	sending a written notice stating that you revoke your proxy to Magnum Hunter at 777 Post Oak Blvd, Suite 650, Houston, Texas 77056, Attn: Corporate Secretary, as long as the notice bears a date subsequent to the date of the proxy and is received no later than two business days prior to the Meeting and states that you revoke your proxy;

•	submitting a valid, later-dated proxy by mail, telephone or through the Internet that is received prior to the Meeting; or

•	attending the Meeting and voting by ballot in person (your attendance at the Meeting will not, by itself, revoke any proxy that you have previously given).

If you are the beneficial owner of shares held in street name, you must follow the directions you receive from your broker, bank or other nominee in order to revoke or change your vote.

Q:	How many votes do I have?

A:	Each holder of Magnum Hunter common stock is entitled to one vote for each share of Magnum Hunter common stock held as of the close of business on the record date. Each holder of Magnum Hunter preferred stock is entitled to one vote for each share of Magnum Hunter preferred stock held as of the close of business on the record date.

Q:	What constitutes a quorum for the Meeting?

A:	In order to carry on the business of the Meeting, we must have a quorum. This means at least a majority of the shares of Magnum Hunter common stock and, with respect to the proposal to amend our certificate of incorporation to increase the authorized number of shares of preferred stock only, a majority of the shares of Magnum Hunter preferred stock, outstanding as of the record date must be represented at the Meeting, either by proxy or in person. Abstentions and broker non-votes, which are described in more detail above, will be counted as shares present at the Meeting for purposes of determining whether a quorum exists.

Q:	Who may attend the Meeting?

A:	Magnum Hunter stockholders (or their authorized representatives) may attend the Meeting. Proof of identification and proof of ownership of Magnum Hunter stock are needed for you to be admitted to the Meeting. If you plan to attend the Meeting and your shares are held in “street name” through a broker, bank or other nominee, you will need to provide proof of ownership of your shares of Magnum Hunter stock. Examples of proof of ownership include a recent brokerage statement or letter from your broker, bank or other nominee.

Q:	Where can I find the voting results of the Meeting?

A:	The preliminary voting results are expected to be announced at the Meeting. Magnum Hunter will report the final voting results, or the preliminary voting results if the final voting results are unavailable, in a Current Report on Form 8-K to be filed with the SEC within four business days following the Meeting.

Q:	Who is soliciting this proxy?

A:	The board of directors of Magnum Hunter is soliciting this proxy and we will bear the cost of the solicitation. Magnum Hunter has also engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Meeting and provide related advice and informational support for a services fee of approximately $10,000, plus the reimbursement of customary disbursements. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of Magnum Hunter common stock and preferred stock held of record by those owners. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service. In addition to the use of mail, our directors, officers and employees, without additional compensation, may solicit proxies by personal interview, telephone, electronic mail or otherwise.

Q:	What do I do if I receive more than one proxy or set of voting instructions?

A:	If you receive more than one proxy and/or set of voting instructions relating to the Meeting, which means you own shares in more than one account or you are a holder of our common stock and a holder of our preferred stock, each should be voted and/or returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement and the attached annexes, please submit your proxy by telephone or through the Internet in accordance with the instructions set forth in the enclosed proxy card, or fill out, sign and date the proxy card, and then mail your signed proxy card in the enclosed prepaid envelope as soon as possible so that your shares will be represented at the Meeting.

Q:	Who can help answer my questions?

A:	If you have any questions about the arrangement, the MHR Stock Issuance, the arrangement agreement, the Meeting or the other matters described in this proxy statement or need assistance in voting your shares of Magnum Hunter stock, or additional copies of this proxy statement or the enclosed proxy card, you should call, D.F. King &. Co., Inc., Magnum Hunter’s proxy solicitor, toll-free at (800) 967-4617 (banks and brokers call collect at (212) 269-5550).

SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. You are urged to read carefully the entire proxy statement and the other documents referred to in this proxy statement in order to fully understand the arrangement agreement, the plan of arrangement, the arrangement and the other matters to be considered and voted upon at the Meeting. See “Where You Can Find More Information” beginning on page 143 of this proxy statement. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

Information About the Parties (See Page 20).

Magnum Hunter Resources Corporation

Magnum Hunter is an independent oil and gas company engaged in the acquisition, development and production of oil and natural gas, primarily in West Virginia, North Dakota, Texas and Louisiana. We are presently active in three of the most prolific shale resource plays in the United States, namely the Marcellus Shale, Eagle Ford Shale and Williston Basin/Bakken Shale. We were incorporated as a Delaware corporation in 1997. In 2005, we began oil and gas operations under the name Petro Resources Corporation. In May 2009, we restructured our management team and refocused our business strategy, and in July 2009 changed our name to Magnum Hunter Resources Corporation. Our restructured management team includes Gary C. Evans, as chairman and chief executive officer. Mr. Evans is the former founder, chairman and chief executive officer of Magnum Hunter Resources, Inc., a company of similar name that was sold to Cimarex Energy Corporation for $2.2 billion in June 2005.

Our new management implemented a business strategy consisting of exploiting our inventory of lower risk drilling locations and acquiring undeveloped leases and long-lived proved reserves with significant exploitation and development opportunities primarily located in unconventional resource plays. As a result of this strategy, we have substantially increased our assets and production base through a combination of acquisitions and ongoing development drilling efforts, our percentage of operated properties has increased significantly, our inventory of acreage and drilling locations in resource plays has grown and our management team has been expanded. Recently, management has focused on further developing and exploiting unconventional resource plays, the acquisition of additional operated properties and the development of associated midstream opportunities in certain of the regions in which we operate.

More specifically, on December 23, 2010, we entered into an arrangement agreement to acquire NGAS, an Appalachian Basin-focused British Columbia exploration and production company traded on the NASDAQ Global Select Market, for approximately $117 million. The transaction, which requires approval of NGAS’ shareholders and is subject to certain closing conditions, is structured as a stock-for-stock exchange pursuant to which 0.0846 shares of Magnum Hunter common stock would be exchanged for each share of NGAS stock. Additionally, on December 24, 2010, we agreed to purchase certain West Virginia properties from Quest Eastern Resource LLC and PostRock MidContinent Production, LLC, affiliates of PostRock Energy Corporation, or PostRock, the first phase of which closed on December 30, 2010 for a purchase price, subject to adjustments, of approximately $28 million and the second phase of which closed on January 14, 2011 for a purchase price, subject to adjustments, of approximately $11.7 million, with all such consideration being paid one-half in Magnum Hunter common stock and one-half in cash. Further, on January 19, 2011, we and Exchangeco entered into an arrangement agreement with NuLoch pursuant to which we, through Exchangeco, will acquire all of the issued and outstanding equity of NuLoch, as described in more detail in this proxy statement. For further information on these transactions, see Magnum Hunter’s Current Reports on Form 8-K filed with the SEC.

The principal trading market for Magnum Hunter common stock (NYSE: MHR) is the New York Stock Exchange. The principal trading market for our Series C Cumulative Perpetual Preferred Stock (NYSE Amex: MHR.PC) and our Series D Cumulative Preferred Stock (NYSE Amex: MHR.PR.D.) is the NYSE Amex.

The principal executive offices of Magnum Hunter are located at 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056, its telephone number is (832) 369-6986 and its website is www.magnumhunterresources.com.

NuLoch Resources Inc.

NuLoch is an oil and gas company engaged in the exploration, acquisition, development and production of petroleum and natural gas in Western Canada and North Dakota. NuLoch’s principal assets are located at Enchant, near Vauxhall, Alberta, Canada, at Balsam near Grande Prairie, Alberta, Canada, at Tableland, near Estevan, Saskatchewan, Canada and in Divide County and Burke County in North Dakota. NuLoch was incorporated under the Business Corporations Act (Alberta) on May 13, 2005 and commenced operations in July 2005. In August 2009, NuLoch amalgamated with Wilderness Energy Corp. and continued under the name “NuLoch Resources Inc.”.

The principal trading market for NuLoch Class A shares (TSX-V: NLR) is the TSX Venture Exchange.

The principal executive offices of NuLoch are located at 2200, 444 — 5th Avenue S.W., Calgary, Alberta T2P 2T8, its telephone number is (403) 920-0455 and its website is www.nuloch.ca.

MHR Exchangeco Corporation

MHR Exchangeco Corporation, or Exchangeco, is an indirect wholly-owned subsidiary of Magnum Hunter organized under the Business Corporations Act (Alberta) on January 13, 2011 for the sole purpose of the arrangement. Exchangeco’s registered office is located at 3500, 855 — 2 Street S.W., Calgary, Alberta T2P 4J8 and its telephone number is (832) 369-6986.

MHR Callco Corporation

MHR Callco Corporation, or Callco, is a direct wholly-owned subsidiary of Magnum Hunter organized under the Business Corporations Act (Alberta) on January 13, 2011 for the sole purpose of the arrangement. Callco will hold the call rights related to the exchangeable shares of Exchangeco and the voting shares of Exchangeco. Callco’s registered office is located at 3500, 855 — 2 Street S.W., Calgary, Alberta T2P 4J8 and its telephone number is (832) 369-6986.

The Arrangement (See Page 27).

Magnum Hunter, Exchangeco and NuLoch entered into the arrangement agreement on January 19, 2011. Subject to the terms and conditions of the arrangement agreement, Magnum Hunter will acquire, through Exchangeco, all of the outstanding Class A shares of NuLoch, which we sometimes refer to throughout this proxy statement as the NuLoch shares, including the NuLoch shares issuable pursuant to “in-the-money” options to acquire NuLoch shares, pursuant to a court-approved plan of arrangement under the Business Corporations Act (Alberta). Upon completion of the arrangement, NuLoch will be an indirect wholly-owned subsidiary of Magnum Hunter and the NuLoch shares will no longer be publicly traded.

Magnum Hunter Reasons for the Arrangement (See Page 31).

Magnum Hunter’s board of directors believes that the acquisition of NuLoch is in the best interests of the Company and its stockholders and approved the arrangement after consulting with the Company’s senior management and legal and financial advisors with respect to strategic and operational matters, the terms of the arrangement and the arrangement agreement and other related issues. The board of directors weighed many factors in determining whether the NuLoch acquisition was in alignment with the Company’s overall strategic interests and discussed a number of considerations, including, but not limited to, that the acquisition is expected to:

•	Substantially expand Magnum Hunter’s existing operations;

•	Establish a new core area with a large undeveloped acreage position and a multi-year inventory of drilling locations in new unconventional resource area;

•	Diversify Magnum Hunter’s existing asset base;

•	Expand and augment Magnum Hunter’s management team;

•	Improve Magnum Hunter’s capitalization; and

•	Increase Magnum Hunter’s exposure to oil.

We also recognize that there are risks associated with the arrangement, as described in the section entitled “Risk Factors” beginning on page 14.

Recommendation of the Magnum Hunter Board of Directors to Common Stockholders Regarding the Arrangement (See Page 32).

The Magnum Hunter board of directors has unanimously determined that the arrangement agreement, plan of arrangement and arrangement are in the best interests of Magnum Hunter and its stockholders and approved the MHR Stock Issuance in connection with the arrangement. The Magnum Hunter board of directors recommends that Magnum Hunter common stockholders vote “FOR” the MHR Stock Issuance in connection with the arrangement.

Opinion of Magnum Hunter’s Financial Advisor (See Page 32).

BMO Capital Markets Corp., which we refer to in this proxy statement as BMO, rendered its opinion to the Magnum Hunter board of directors that, as of January 18, 2011, and based upon and subject to the matters stated in its opinion, from a financial point of view, the exchange ratio, as described below, of the shares of Magnum Hunter common stock and exchangeable shares of Exchangeco to be paid by Magnum Hunter to NuLoch securityholders pursuant to the arrangement was fair to Magnum Hunter.

BMO’s opinion is directed to the Magnum Hunter board of directors for the benefit and use of the Magnum Hunter board of directors in connection with and for purposes of its evaluation of the exchange ratio from a financial point of view. BMO’s opinion does not address any other aspect of the arrangement contemplated by the arrangement agreement and related plan of arrangement and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the arrangement.

The full text of the written opinion of BMO, dated January 18, 2011, which sets forth assumptions made, procedures followed, factors considered and limitations upon the review undertaken in rendering the opinion, is attached as Annex B to this proxy statement. Magnum Hunter common stockholders should read this opinion in its entirety. BMO earned a cash fee from Magnum Hunter for the delivery of its opinion to the Magnum Hunter board of directors.

Securities to be Issued by Magnum Hunter and Exchangeco in the Arrangement (See Page 45).

Pursuant to the arrangement, holders of NuLoch shares who are residents of Canada will receive, at the holder’s election:

•	a number of exchangeable shares of Exchangeco, which we refer to in this proxy statement as the exchangeable shares, equal to the number of NuLoch shares so exchanged multiplied by 0.3304, or the exchange ratio;

•	a number of shares of Magnum Hunter common stock equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio; or

•	a combination of exchangeable shares and shares of Magnum Hunter common stock as described above.

Pursuant to the arrangement, holders of NuLoch shares who are non-Canadian residents will receive a number of shares of Magnum Hunter common stock equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio.

Magnum Hunter has agreed to use reasonable best efforts to file a registration statement on Form S-3 (or other applicable form) with the SEC in order to register under the Securities Act the issuance from time to time of the shares of Magnum Hunter common stock in exchange for the exchangeable shares. If such registration statement has not been declared effective by the SEC by the effective time of the arrangement, then all NuLoch securityholders shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement.

The Exchange Ratio (See Page 45).

The exchange ratio of 0.3304 was calculated based on an agreed to value of CAD $2.50 per NuLoch share which was divided by the volume weighted average price of Magnum Hunter common stock for the seven-day period ended on (and including) the date immediately prior to the date the arrangement agreement was executed, or $7.63 per share (as adjusted to account for applicable currency exchange rates). The exchange ratio will not be adjusted for any subsequent changes in market prices of Magnum Hunter common stock or NuLoch Class A shares prior to the closing of the arrangement.

Comparative Per Share Market Price Information (See Page 99).

The table below sets forth the closing sale price of Magnum Hunter common stock and NuLoch Class A shares as reported on the NYSE and TSX Venture Exchange, respectively, on January 18, 2011, the last trading day prior to the public announcement of the arrangement, and on [ • ], 2011, the most recent practicable trading day prior to the date of this proxy statement. The table also shows the implied value of the arrangement consideration for each NuLoch share on those two dates. This implied value was calculated by multiplying the closing sale price of Magnum Hunter common stock on the relevant date by the exchange ratio of 0.3304 (rounded to the nearest cent).

Implied per Share
	Closing Price of	Closing Price of	Value of
	Magnum Hunter	NuLoch Class A	Arrangement
	Common Stock	Shares	Consideration

January 18, 2011	$7.92	CAD $2.10	$2.62
[ • ], 2011	$[ • ]	CAD $[ • ]	$[ • ]

The market prices of Magnum Hunter common stock and NuLoch Class A shares will fluctuate between the date of this proxy statement and the time of the Meeting or the completion of the arrangement. No assurance can be given concerning the market prices of Magnum Hunter common stock or NuLoch Class A shares before the completion of the arrangement or the market price of Magnum Hunter common stock after the completion of the arrangement.

The Arrangement Agreement (See Page 49).

The arrangement agreement is attached as Annex A to this proxy statement. We urge you to read the entire arrangement agreement, because it is the legal document governing the transaction.

The Support Agreements (See Page 60).

Concurrently and in connection with entering into the arrangement agreement, Magnum Hunter and certain securityholders of NuLoch entered into support agreements, in substantially the form attached as Exhibit A to the arrangement agreement, which we refer to throughout this proxy statement as the support agreements, pursuant to which, subject to the conditions set forth therein, such securityholders have agreed to, among other things, vote all securities of NuLoch beneficially owned by them, as well as any additional securities of NuLoch which they may acquire or own, in favor of the arrangement and all matters related thereto.

As of [ • ], 2011, the most recent practicable date prior to this proxy statement, NuLoch securityholders holding an aggregate of approximately 37% of the outstanding NuLoch shares and options entitled to vote on the arrangement had entered into support agreements.

Ongoing Canadian Reporting Requirements (See Page 49)

NuLoch is a reporting issuer in each of the provinces of Canada. Magnum Hunter is not currently a reporting issuer in any jurisdiction in Canada. Magnum Hunter will become a reporting issuer in each of the provinces of Canada by virtue of the completion of the arrangement with NuLoch. Magnum Hunter may also become a reporting issuer in the province of British Columbia by virtue of the completion of the NGAS acquisition. Pursuant to Canada’s National Instrument 71-102, Magnum Hunter will be generally exempt from Canadian financial and other continuous and timely reporting requirements, including the requirement for insiders of Magnum Hunter to file reports with respect to transactions in Magnum Hunter securities, provided Magnum Hunter complies with the requirements of U.S. securities laws and U.S. market requirements in respect of all financial and other continuous and timely reporting matters and Magnum Hunter files with applicable Canadian securities regulators copies of its documents filed with or furnished to the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. However, National Instrument 71-102 does not provide an exemption from the Canadian standards for oil and gas activities disclosure set out in Canada’s National Instrument 51-101 — Standards of Disclosure for Oil and Gas Activities, and as a result, Magnum Hunter will have to comply with such requirements following the completion of the arrangement unless it obtains exemptive relief from such requirements.

Conditions That Must be Satisfied or Waived for the Arrangement to Occur (See Page 56).

As more fully described in this proxy statement and the arrangement agreement, the completion of the arrangement depends on a number of conditions being satisfied or waived, including, among others, receipt of the approval of (1) the MHR Stock Issuance by Magnum Hunter common stockholders, (2) the arrangement by NuLoch securityholders, and (3) the plan of arrangement by the Court of Queen’s Bench of Alberta.

Although we expect to complete the arrangement on or about [April 29], 2011, we cannot be certain when, or if, the conditions to the arrangement will be satisfied or waived, or that the arrangement will in fact be completed.

Termination of the Arrangement Agreement (See Page 59).

The arrangement agreement may be terminated at any time prior to completing the arrangement, even after the receipt of the required approvals from Magnum Hunter common stockholders and NuLoch securityholders, by mutual agreement of the parties or by either party if:

•	a governmental entity denies granting a requisite regulatory approval or takes action prohibiting the arrangement,

•	the arrangement has not been completed on or prior to May 31, 2011, or

•	either the Magnum Hunter common stockholders or the NuLoch securityholders fail to give the necessary approvals at their respective meetings.

In addition, Magnum Hunter may terminate the arrangement agreement if:

•	NuLoch’s board of directors changes its recommendation that the NuLoch securityholders approve the arrangement, which could result from an intervening event or superior proposal (both as defined below under “The Arrangement Agreement — Non-Solicitation; Acquisition Proposals”),

•	an acquisition proposal is made to NuLoch or its shareholders and the necessary approval of the NuLoch securityholders is not obtained,

•	NuLoch recommends or enters into a superior proposal, or

•	NuLoch breaches its non-solicitation covenant.

NuLoch may terminate the arrangement agreement if it has received a superior proposal; provided, that it has complied with the required terms and conditions with respect to such proposal, which include, among other things, providing Magnum Hunter with notice of and the right to match such superior proposal.

Termination Fee Payable by NuLoch; Payment of Expenses (See Page 59).

NuLoch has agreed to pay a termination fee of $10 million to Magnum Hunter if any one of the following events occur:

•	NuLoch recommends or accepts a superior proposal,

•	NuLoch’s board of directors changes its recommendation that the NuLoch securityholders approve the arrangement,

•	an acquisition proposal is made to NuLoch or its shareholders, the necessary approval of the NuLoch securityholders is not obtained, and either (1) such acquisition proposal, or any other acquisition proposal that is announced prior to termination, is consummated within 12 months of the date of the first acquisition proposal, or (2) any other acquisition proposal that is announced after termination of the arrangement agreement is consummated by September 30, 2011, or

•	NuLoch breaches and fails to cure its non-solicitation covenant.

In addition, if the NuLoch securityholders fail to approve the arrangement and none of the termination circumstances listed above exists, in the event of the termination of the arrangement agreement, NuLoch will be required to pay Magnum Hunter its reasonable expenses incurred with respect to the arrangement, subject to a cap of $3 million. If the Magnum Hunter common stockholders fail to approve the MHR Stock Issuance and none of the termination circumstances listed above exists, in the event of the termination of the arrangement agreement, Magnum Hunter will be required to pay NuLoch its reasonable expenses incurred with respect to the arrangement, subject to a cap of $3 million.

Treatment of Outstanding NuLoch Stock Options and Compensation Options (See Page 48).

At closing, each outstanding option to acquire NuLoch shares, collectively referred to in this proxy statement as the NuLoch stock options, whether or not exercisable or vested, will, at the election of the holder, either:

•	be exercised by the holder for NuLoch shares in accordance with the terms of the NuLoch stock options and any NuLoch stock option that is not so exercised will be deemed to be surrendered and transferred to NuLoch for no additional consideration, or

•	be treated as follows: (1) each NuLoch stock option with an exercise price less than or equal to the Weighted Average Trading Price (as such term is defined in the plan of arrangement) of the NuLoch shares will be surrendered and transferred to NuLoch for a number of NuLoch shares equal to the NuLoch Share Settlement Amount (as such term is defined in the plan of arrangement, but generally being a number of NuLoch shares having a value equal to the “in-the-money” amount of such NuLoch stock options); and (2) each NuLoch stock option with an exercise price that is greater than the Weighted Average Trading Price of the NuLoch shares will be deemed to be surrendered and transferred to NuLoch for no additional consideration. A holder of NuLoch shares so acquired will receive shares of Magnum Hunter common stock and/or exchangeable shares on the same basis as described above.

In addition, provided the closing occurs prior to May 31, 2011, each outstanding NuLoch compensation option that is not exercised as of the effective time will be converted into options that entitle the holders thereof to acquire that number of shares of Magnum Hunter common stock (in lieu of NuLoch shares) as the holder would have been entitled to pursuant to the plan of arrangement if such holder had exercised such compensation option immediately prior to the effective time of the arrangement.

Governance After the Arrangement (See Page 48).

Magnum Hunter has agreed to, within one year following the closing of the arrangement, cause R. Glenn Dawson, the president and chief executive officer of NuLoch, to be elected or appointed to the Magnum Hunter board of directors, subject to satisfaction of all legal and governance requirements regarding service as a director of Magnum Hunter, including requisite action by the nominating committee of the Magnum Hunter board of directors.

Listing of Magnum Hunter Common Stock (See Page 48).

The shares of Magnum Hunter common stock to be issued to NuLoch securityholders in the arrangement (including the shares of Magnum Hunter common stock to be issued upon exchange of the exchangeable shares) will be listed on the NYSE, but are not expected to be listed on the Toronto Stock Exchange, the TSX Venture Exchange or any other Canadian securities exchange.

Accounting Treatment of the Arrangement (See Page 47).

In accordance with accounting principles generally accepted in the United States, Magnum Hunter will account for the arrangement as an acquisition of a business.

No Appraisal Rights (See Page 48).

Magnum Hunter stockholders will not have any appraisal or dissenters’ rights associated with the matters we have scheduled for a vote at the Meeting.

The Annual and Special Meeting (See Page 22).

Meeting.  The Meeting will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056. At the Meeting, Magnum Hunter common stockholders will be asked to vote on each of the following proposals, and our preferred stockholders are only being asked to vote on the proposal next to the fourth bullet point below:

•	approve the MHR Stock Issuance in connection with the arrangement;

•	elect J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Gary L. Hall, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfeifer and Jeff Swanson, each of whom is presently a member of our board of directors, to serve as a director of Magnum Hunter until the 2012 annual meeting of stockholders of Magnum Hunter or until their respective successors are duly qualified and elected;

•	approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of Magnum Hunter common stock to 250,000,000;

•	approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000;

•	approve an amendment to Magnum Hunter’s Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan to 20,000,000;

•	ratify the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	cast an advisory vote on executive compensation;

•	cast an advisory vote on the frequency of future advisory votes on executive compensation;

•	approve an adjournment of the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals; and

•	transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The approval of the MHR Stock Issuance is a condition to the obligations of Magnum Hunter and NuLoch to complete the arrangement. None of the proposals to be voted upon at the Meeting is conditional on the approval of any other proposal.

Record Date.  Magnum Hunter has fixed the close of business on March [15], 2011 as the record date for determining the Magnum Hunter stockholders entitled to receive notice of and to vote at the Meeting. As of that date, there were [ • ] shares of Magnum Hunter common stock outstanding and [ • ] shares of Magnum Hunter preferred stock outstanding, which consisted of 4,000,000 shares of our Series C Cumulative Perpetual Preferred Stock and [ • ] shares of our Series D Cumulative Preferred Stock. Only holders of record of Magnum Hunter stock on the record date are entitled to receive notice of and to vote at the Meeting, and any adjournment or postponement thereof. Each share of Magnum Hunter common stock and preferred stock is entitled to one vote.

Quorum.  At least a majority of the outstanding shares of Magnum Hunter common stock and, with respect to the proposal to amend our certificate of incorporation to increase the authorized number of shares of preferred stock only, a majority of the outstanding shares of Magnum Hunter preferred stock, as of the record date must be represented at the Meeting, either in person or by proxy, to constitute a quorum. Any abstentions on the proposals and broker non-votes will be counted in determining whether a quorum is present at the Meeting.

Board Recommendation.  The Magnum Hunter board of directors unanimously approved the arrangement and recommends that Magnum Hunter common stockholders vote “FOR” the proposal to approve the MHR Stock Issuance in connection with the arrangement. In addition, with respect to the other proposals to be considered and voted on at the Meeting, Magnum Hunter’s board of directors recommends that Magnum Hunter stockholders vote “FOR” each of the other proposals listed above and described in this proxy statement.

Required Vote.  Assuming the presence of a quorum, the following vote is required for each proposal:

•	The approval of the MHR Stock Issuance in connection with the arrangement requires the affirmative vote of the holders of a majority of the shares of Magnum Hunter common stock voting thereon, provided the total number of votes cast on the proposal (whether “for” or “against”) represents at least a majority of shares of Magnum Hunter common stock entitled to vote on the proposal, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal, provided, however, that if a majority of shares of Magnum Hunter common stock entitled to vote are not cast on this proposal (whether “for” or “against”), broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The election of each of the nine directors requires the affirmative vote of a plurality of the shares of Magnum Hunter common stock cast at the Meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and thus, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	The approval of the amendment to our certificate of incorporation to increase the authorized number of shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to our certificate of incorporation to increase the authorized number of shares of preferred stock requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date and (ii) the holders of a majority of the outstanding shares of Magnum Hunter preferred stock, voting together as a single class, as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to our Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan requires the affirmative vote of a majority of the votes cast by our common stockholders at the Meeting, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal.

•	The ratification of the appointment of Hein, the approval, on an advisory basis, of the proposals pertaining to executive compensation, and any proposal to adjourn the Meeting, if necessary, to solicit additional proxies each requires the affirmative vote of a majority of the shares of Magnum Hunter common stock present in person or represented by proxy and entitled to vote at the Meeting; provided that any proposal to adjourn the Meeting does not require a quorum. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, abstentions and broker non-votes will have the effect of a vote “AGAINST” these proposals, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, broker non-votes will have no effect on the outcome of these proposals. Under applicable NYSE rules, brokers may use their discretion to vote shares for which voting instructions are not submitted with respect to the ratification of Hein so no broker non-votes are expected for this proposal.

As of the record date, directors and executive officers of Magnum Hunter and their affiliates beneficially owned or otherwise had the right to vote [ • ] shares of Magnum Hunter common stock, or approximately [ • ]% of the outstanding Magnum Hunter common stock entitled to be voted at the Meeting, and [ • ] shares of Magnum Hunter preferred stock, or approximately [ • ]% of the outstanding Magnum Hunter preferred stock entitled to be voted at the Meeting. To Magnum Hunter’s knowledge, at that date, directors and executive officers of NuLoch and their affiliates did not beneficially own or otherwise have the right to vote any shares of Magnum Hunter common stock or preferred stock. To Magnum Hunter’s knowledge, the directors and executive officers of Magnum Hunter and their affiliates intend to vote their Magnum Hunter common stock and preferred stock, as applicable, in favor of the MHR Stock Issuance and each of the other proposals listed above and described in this proxy statement.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF MAGNUM HUNTER

The following table presents our selected historical consolidated financial data. The data as of, and for the years ended, December 31, 2010, 2009, 2008, 2007 and 2006 are derived from our audited consolidated financial statements for those periods.

The information in the following table is only a summary and is not indicative of the results of our future operations. You should read the following information together with our Annual Report on Form 10-K for the year ended December 31, 2010, as amended, and the other information that we have filed with the SEC and incorporated by reference herein. See “Where You Can Find More Information” beginning on page 143 of this proxy statement.

	Year Ended December 31,
	2010	2009	2008	2007	2006
	(In thousands, except per share data and operating data)

Income Statement Data
Revenues	$32,724	$6,844	$11,590	$6,638	$1,516
Net income (loss)	(13,800)	(15,124)	(6,886)	(5,539)	(3,899)
Earnings (loss) per share: basic and diluted	(0.25)	(0.39)	(0.21)	(0.28)	(0.20)
Cash dividends declared per common share	—	—	—	—	—
Statement of Cash Flows Data
Net cash provided by (used in)
Operating activities	$(1,167)	$3,372	$3,437	$854	$(755)
Investing activities	(118,281)	(16,624)	(10,379)	(29,964)	(6,590
Financing activities	117,720)	9,413	(2,338)	40,225	8,212
Balance Sheet Data
Property, equipment, net, successful efforts method	$232,261	$46,410	$39,134	$42,482	$3,974
Total assets	248,967	66,584	61,665	66,363	10,948
Total debt	33,151	13,044	21,520	11,344	—
Redeemable preferred stock	70,236	5,374	—	7,232	—
Shareholders’ equity	103,322	39,318	35,078	42,750	10,699
Operating Data
Production Data
Crude oil (MBbls)	316	115	111	97	—
Natural gas (MMcfs)	952	191	130	138	19
Total production in barrels of oil equivalent
Total (MBoe)	475	146	132	120	3
Average realized sales prices
Crude oil (per Bbl)	$72.41	$53.56	$86.92	$62.88	$51.62
Natural gas (per Mcf)	5.07	2.46	4.36	3.27	5.95
Total average price (per Boe)	$58.37	$45.11	$76.96	$54.59	$38.46
Lifting costs (per Boe)	$26.75	$29.89	$35.78	$29.07	$14.89
Proved oil and natural gas reserves(1)
Crude oil (MBbls)	6,824	3,822	1,862	2,370	8
Natural gas (MMcf)	39,452	9,364	4,253	2,082	116
Natural gas liquids (MBbl)	—	787	547	—	—
Total per barrel of oil equivalent (MBoe)	13,399	6,170	3,118	2,717	27

(1)	Proved oil and natural gas reserves have not been adjusted for the effect of discontinued operations.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF NULOCH

The following table presents the selected historical consolidated financial data of NuLoch. The data as of, and for the years ended, December 31, 2010, 2009, 2008, 2007 and 2006 are derived from NuLoch’s audited consolidated financial statements for those periods, which have been prepared under Canadian generally accepted accounting principles and reported in Canadian dollars.

The information in the following table is only a summary and is not indicative of the results of NuLoch’s future operations. You should read the following information together with NuLoch’s consolidated financial statements for the years ended December 31, 2010 and 2009, which were filed by Magnum Hunter with the SEC on a Current Report on Form 8-K on March 9, 2011 and are incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 143 of this proxy statement.

	Year Ended December 31,
	2010	2009	2008	2007	2006
	Canadian	Canadian	Canadian	Canadian	Canadian
	GAAP	GAAP	GAAP	GAAP	GAAP
	(In thousands of Canadian dollars, except per-share data and operating data)

Income Statement Data
Petroleum and natural gas revenues CWI basis(1)	$19,383	8,888	12,959	4,851	3,955
Petroleum and natural gas revenues NRI basis(1)	14,432	6,721	9,590	4,085	3,257
Net income (loss)	(2,563)	1,884	1,373	(110)	(225)
Earnings (loss) per share: basic and diluted	(0.03)	0.04	0.04	—	(0.01)
Statement of Cash Flows Data
Net cash provided by (used in)
Operating activities	$6,003	$1,819	$6,266	$1,864	$1,368
Investing activities	(48,416)	(17,768)	(17,480)	(5,267)	(17,718)
Financing activities	48,661	19,426	11,214	3,403	13,645
Balance Sheet Data
Property, equipment, net, full cost method	$101,479	$53,549	$36,938	$25,225	$19,895
Total assets	123,239	66,065	37,954	26,350	20,925
Total debt	—	—	3,650	1,689	2,321
Shareholders’ equity	104,430	59,200	28,290	17,895	15,975
Operating Data
Production data CWI basis(1)
Crude oil and NGL (MBbls)	226	87	72	17	2
Natural gas (MMcfs)	593	737	717	564	610
Total production in barrels of oil equivalent
Total (MBoe)	325	210	191	111	104
Production data NRI basis(1)
Crude oil and NGL (MBbls)	156	53	51	16	2
Natural gas (MMcfs)	470	578	519	501	449
Total production in barrels of oil equivalent
Total (MBoe)	235	150	137	100	77
Average realized sales prices
Crude oil and NGL (per Bbl)	$75.04	$65.43	$97.42	$75.72	$58.38
Natural gas (per Mcf)	4.06	4.31	8.36	6.30	6.29
Total average price (per Boe)	$59.63	$42.31	$67.84	$43.65	$38.14
Operating costs (per Boe) CWI basis(1)	$13.13	$11.15	$10.03	$13.72	$9.18
Operating costs (per Boe) NRI basis(1)	$18.17	$15.62	$13.98	$15.25	$12.36

	Year Ended December 31,
	2010	2009	2008	2007	2006
	Canadian	Canadian	Canadian	Canadian	Canadian
	GAAP	GAAP	GAAP	GAAP	GAAP
	(In thousands of Canadian dollars, except per-share data and operating data)

Proved oil and natural gas reserves CWI basis(1)
Crude oil (MBbls)	5,102	822	159	153	87
Natural gas (MMcf)	7,124	8,307	8,370	8,902	8,116
Natural gas liquids (MBbl)	4	20	17	21	11
Total barrels of oil equivalent (MBoe)	6,293	2,226	1,571	1,657	1,450
Proved oil and natural gas reserves NRI basis(1)
Crude oil (MBbls)	4,231	585	96	114	69
Natural gas (MMcf)	5,688	6,494	6,501	6,720	6,428
Natural gas liquids (MBbl)	3	12	11	12	7
Total barrels of oil equivalent (MBoe)	5,181	1,680	1,191	1,246	1,147

(1)	In NuLoch’s Canadian historical record, presentation of revenue, petroleum and natural gas volumes and operating statistics are typically made based on company working interest (CWI) share of volumes whereas presentation in the U.S. is typically made based on net revenue interest (NRI) volumes. In this table, where presentation varies by country, both measures have been presented.

Under U.S. GAAP for the years ended December 31, 2010 and 2009 the following differences are noted:

	Year Ended December 31,
	2010	2009
	U.S. GAAP	U.S. GAAP
	(In thousands of Canadian dollars, except per-share data)

Income Statement Data
Net income (loss)	$(2,945)	$(3,951)
Earnings (loss) per share: basic and diluted	(0.03)	(0.08)
Balance Sheet Data
Property, equipment, net, full cost method	$69,734	$20,402
Total assets	100,409	42,369
Shareholders’ equity	80,250	34,494

COMPARATIVE PER SHARE DATA

The following table sets forth selected historical and unaudited pro forma combined per share information of Magnum Hunter and NuLoch.

Historical Per Share Information of Magnum Hunter and NuLoch.  The historical per share information of each of Magnum Hunter and NuLoch below is derived from the audited financial statements as of, and for the year ended, December 31, 2010 for each such company.

Pro Forma Combined Per Share Information of Magnum Hunter.  The unaudited pro forma combined per share information of Magnum Hunter below gives effect to the arrangement and assumes that 0.3304 of a share of Magnum Hunter common stock had been issued in exchange for each outstanding NuLoch share. The unaudited pro forma combined per share information of Magnum Hunter is derived from the unaudited pro forma combined income statement for the year ended December 31, 2010 and the unaudited pro forma combined balance sheet as of December 31, 2010. The unaudited pro forma combined per share information of Magnum Hunter does not purport to represent the actual results of operations that Magnum Hunter would have achieved had the companies been combined during these periods or to project the future results of operations that Magnum Hunter may achieve after the arrangement.

Pro Forma Combined Per Share Information of NuLoch.  The unaudited pro forma combined per share amounts of NuLoch below are calculated by multiplying the unaudited pro forma combined per share amounts of Magnum Hunter by the exchange ratio of 0.3304.

Generally.  You should read the following information in conjunction with the selected historical financial information of Magnum Hunter and NuLoch included elsewhere in this proxy statement, the historical financial statements of Magnum Hunter and NuLoch incorporated into this proxy statement by reference, and the unaudited pro forma combined financial data of Magnum Hunter and related notes included elsewhere in this proxy statement. See “Selected Historical Consolidated Financial Data of Magnum Hunter”, “Selected Historical Consolidated Financial Data of NuLoch,” “Unaudited Pro Forma Financial Information” and “Where You Can Find More Information” beginning on pages 10, 11, 100 and 143 respectively, of this proxy statement.

Year Ended
December 31, 2010

Magnum Hunter
Per common share data
Earnings (loss)
Historical	$(0.25)
Combined Pro Forma	$(0.27)
Book value
Historical	$1.38
Combined Pro Forma	$3.81
NuLoch
Per common share data
Earnings (loss)
Historical(1)	$(0.03)
Combined Pro Forma	$(0.09)
Book value
Historical(1)	$0.88
Combined Pro Forma	$1.26

(1)	Historical data for NuLoch is shown in Canadian dollars, and has been prepared on the basis of U.S. GAAP.

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this proxy statement, including the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 19 of this proxy statement, you should carefully consider the following risk factors in determining how to vote at the Meeting. You should also read and consider the risk factors associated with the business of Magnum Hunter. These risk factors may be found under Part I, Item IA, “Risk Factors” of Magnum Hunter’s Annual Report on Form 10-K for the year ended December 31, 2010, as amended, as may be updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are on file with the SEC and are incorporated by reference into this proxy statement.

Risks Relating to the Arrangement

Magnum Hunter and NuLoch may experience difficulties in integrating their businesses, which could cause the combined company to fail to realize many of the anticipated potential benefits of the arrangement.

We have entered into an agreement to acquire NuLoch because we believe that the arrangement will be beneficial to Magnum Hunter and our stockholders. Achieving the anticipated benefits of the arrangement will depend in part upon whether we can integrate NuLoch into our company in an efficient and effective manner. We may not be able to accomplish this integration process smoothly or successfully. It is possible that the integration process could result in the loss of key Magnum Hunter or NuLoch employees, the disruption of each company’s ongoing businesses or in unexpected integration issues, higher than expected integration costs and an overall post-closing integration process that takes longer than originally anticipated. Issues that must be addressed in integrating NuLoch into Magnum Hunter include, among other things:

•	integrating the companies’ oil and natural gas exploration and production operations;

•	applying each company’s best practices to the combined oil and natural gas portfolio;

•	combining the companies’ oil and natural gas processing, marketing and transportation operations;

•	harmonizing the companies’ operating practices, employee development and compensation programs, internal controls and other policies, procedures and processes;

•	integrating the companies’ corporate, administrative and information technology infrastructures;

•	coordinating geographically separated organizations;

•	addressing possible differences in corporate cultures and management philosophies; and

•	identifying and eliminating redundant and underperforming operations and assets.

In addition, at times, the attention of certain members of each company’s management and resources may be focused on the completion of the arrangement and the integration of the businesses of the two companies and diverted from day-to-day business operations, which may disrupt each company’s ongoing business and the business of the combined company.

If Magnum Hunter is not able to successfully combine the businesses of Magnum Hunter and NuLoch within the anticipated time frame, or at all, the anticipated benefits and cost savings of the arrangement may not be realized fully or at all or may take longer to realize than expected, the combined business may not perform as expected and the value of Magnum Hunter common stock may be adversely affected.

The combined company will depend on its senior management team and other key employees, and the loss of any member of the team could adversely affect the combined company’s business.

The success of the combined company after the arrangement will depend in part upon the ability of Magnum Hunter and NuLoch to retain senior management and other key employees of both companies. Competition for qualified personnel can be very intense. In addition, senior management and key employees may depart because of issues relating to the uncertainty or difficulty associated with the integration of the companies or a desire not to remain with the combined company. Accordingly, no assurance can be given that Magnum Hunter or NuLoch will be able to retain senior management and key employees to the same extent that they have been able to do so in the past. Employee retention may be particularly challenging during the pendency of the arrangement, as employees of Magnum Hunter and NuLoch may experience uncertainty about their future roles within the combined business. Additionally, NuLoch’s officers and employees may own NuLoch shares and/or have NuLoch stock options and, if the arrangement is completed, may therefore be entitled to the arrangement consideration in the form of shares of Magnum Hunter common stock and/or exchangeable shares, the receipt of which could provide sufficient financial incentive for certain officers and employees to no longer pursue employment with Magnum Hunter post-closing.

Failure to complete the arrangement could negatively impact the stock prices and the future business and financial results of Magnum Hunter.

If the arrangement is not completed, our ongoing business may be adversely affected and, without realizing any of the benefits of having completed the arrangement, we would be subject to a number of risks, including the following:

•	negative reactions from the financial markets and from persons who have or may be considering business dealings with us;

•	We will be required to pay certain costs relating to the arrangement, whether or not the arrangement is completed; and

•	matters relating to the arrangement (including integration planning) will require substantial commitments of time and resources by our management, which would otherwise have been devoted to day-to-day operations, or could have been devoted to other opportunities that may have been beneficial to us.

There can be no assurance that the risks described above will not materialize, and if any of them do, they may adversely affect our business, financial results and stock prices. In addition, we could be subject to litigation related to any failure to complete the arrangement or related to any enforcement proceeding commenced against us to perform its obligations under the arrangement agreement. If the arrangement is not completed, these risks may materialize and may adversely affect our business, financial results and stock prices.

The arrangement, as well as the shares of our common stock that are expected to be issued pursuant to the NGAS acquisition, will reduce the voting power of our current stockholders.

Following completion of the arrangement, we estimate that former NuLoch securityholders would hold or have the right to direct the vote of approximately [ • ]% of the voting power of our outstanding shares of common stock on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock (assuming the completion of our contemplated purchase of NGAS, which was announced on December 27, 2010). If our acquisition of NGAS is not completed prior to the time of the completion of the NuLoch arrangement, we estimate that former NuLoch’s securityholders, upon completion of the arrangement, would hold or have the right to direct the vote of approximately [ • ]% of the voting power of our outstanding shares of common stock on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock. These percentages are based on the number of our shares of common stock outstanding on [ • ], 2011, the most recent practicable date prior to the date of this proxy statement. As a result, our existing common stockholders will not exert the same degree of voting power with respect to the combined company that they did before the consummation of the arrangement.

The arrangement is subject to conditions to closing that could result in the arrangement being delayed or not consummated, which could negatively impact our stock price and future business and operations. In order to obtain required regulatory approvals, we may become subject to conditions that we do not currently anticipate.

The arrangement is subject to conditions to closing as set forth in the arrangement agreement, including obtaining the requisite approvals by our common stockholders and NuLoch securityholders. If any of the conditions to the arrangement are not satisfied and, where permissible, not waived, the arrangement will not be consummated. Failure to consummate the arrangement could negatively impact our stock prices, future business and operations, and financial condition. Any delay in the consummation of the arrangement or any uncertainty about the consummation of the arrangement may adversely affect the future businesses, growth, revenue and results of operations of Magnum Hunter or the combined company.

The arrangement is also subject to the approval of the Court of Queen’s Bench of Alberta. This approval, as well as any other necessary regulatory approvals, may not be received, or may be received later than anticipated. Regulatory approvals that are received may impose restrictions or conditions that restrict our activities or otherwise adversely affect our business and results of operations.

Any failure or delay in closing the NGAS and NuLoch acquisitions could delay or prevent us from entering into our proposed new credit facility.

Prior to the execution of the arrangement agreement, we received a financing commitment letter from BMO Capital Markets Corp. for a new $250 million senior credit facility with an initial borrowing base of $145 million (assuming completion of both the NuLoch arrangement and NGAS acquisition) to be provided by a lender bank group, including Bank of Montreal, and secured by our existing asset base, including the assets to be acquired in the NuLoch and NGAS acquisitions. We expect to close this new senior credit facility concurrently with the first to occur of the NGAS and NuLoch acquisitions. The borrowing base under the credit facility is expected to increase to $145 million upon the closing of the second acquisition. However, this new credit facility is subject to certain conditions, including the closing of at least one of these acquisitions, and with respect to the establishment of a $145 million borrowing base, the closing of both of these acquisitions. If such acquisitions are not closed or delayed or other conditions are not satisfied, our ability to enter into our proposed new credit facility or find other sources of credit upon favorable terms, or at all, could be delayed or impeded, which could adversely affect our business.

We will incur significant transaction-related costs in connection with the arrangement.

We expect to incur a number of non-recurring costs associated with combining the operations of the two companies. The substantial majority of non-recurring expenses resulting from the arrangement will be comprised of transaction costs related to the arrangement, facilities and systems consolidation costs and employment-related costs. We will also incur transaction fees and costs related to formulating and implementing integration plans. We continue to assess the magnitude of these costs and additional unanticipated costs may be incurred in the integration of the two companies’ businesses.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the arrangement.

The pro forma financial statements contained in this proxy statement are presented for illustrative purposes only and may not be an indication of the combined company’s financial condition or results of operations following the arrangement for several reasons. For example, the pro forma financial statements have been derived from the historical financial statements of Magnum Hunter, NGAS and NuLoch and certain adjustments and assumptions have been made regarding the combined company after giving effect to the arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the arrangement. For example, the impact of any incremental costs incurred in integrating Magnum Hunter, NGAS and NuLoch is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the combined company following the arrangement may not be consistent with, or evident from, these pro forma financial statements.

In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the arrangement. Any potential decline in the combined company’s financial condition or results of operations may cause significant variations in the stock price of the combined company. See the section entitled “Unaudited Pro Forma Financial Information” beginning on page 100 of this proxy statement.

Consummation of the arrangement may result in dilution of future earnings per share to our common stockholders.

The consummation of the arrangement may result in greater net losses or a weaker financial condition compared to that which would have been achieved by either Magnum Hunter or NuLoch on a stand-alone basis. The arrangement could fail to produce the benefits that the companies anticipate, or could have other adverse effects that the companies currently do not foresee. In addition, some of the assumptions that either company has made, such as the achievement of operating synergies, may not be realized. In this event, the arrangement could result in greater losses as compared to the losses that would have been incurred by Magnum Hunter if the arrangement had not occurred.

The arrangement will increase our exposure to foreign currency risk.

Following completion of the arrangement, we will hold assets, incur liabilities, earn revenues and pay expenses for our Canadian operations in Canadian dollars. Because our financial statements will continue to be presented in U.S. dollars, we will be required to translate assets, liabilities, income and expenses that relate to our Canadian operations and that are denominated in Canadian dollars into U.S. dollars at the then-applicable exchange rates. Consequently, increases and decreases in the value of the U.S. dollar versus the Canadian dollar will affect the value of these items in our financial statements, even if their value has not changed in Canadian dollars and as a result, our financial results could be more volatile as a result of the arrangement. Although we may enter into transactions to hedge portions of this foreign currency translation exposure, we will not be able to eliminate this exposure.

Future sales of our common stock could cause our stock price to decline.

Sales of substantial amounts of common stock by our officers, employees and other stockholders, or the possibility of such sales, may adversely affect the price of our common stock and impede our ability to raise capital in the future through the issuance of equity securities.

The consummation of the arrangement will result in the issuance of approximately 42.8 million additional shares of our common stock (including shares of our common stock issuable upon exchange of the exchangeable shares). In addition, approximately 6.6 million shares of Magnum Hunter common stock are expected to be issued in connection with the NGAS acquisition. The issuance of these shares of Magnum Hunter common stock and the sale of shares of Magnum Hunter common stock in the public market from time to time could depress the market price for Magnum Hunter common stock.

Risks relating to Magnum Hunter

Failure to complete the NGAS acquisition or successfully integrate the businesses of Magnum Hunter and NGAS could negatively impact the stock price and future business and financial results of Magnum Hunter.

As announced on December 27, 2010, we entered into an arrangement agreement with NGAS pursuant to which we will acquire NGAS in a stock-for-stock transaction with NGAS becoming a wholly-owned subsidiary of Magnum Hunter. If the NGAS acquisition is completed, each share of NGAS common stock will be transferred to Magnum Hunter and converted automatically into the right to receive 0.0846 of a share of Magnum Hunter common stock. We currently expect to complete the NGAS acquisition not later than April 15, 2011. The NGAS acquisition is subject to certain closing conditions, including the approval of NGAS’ shareholders and the approval from the Supreme Court of British Columbia. As these closing conditions may not be satisfied in a timely manner, upon the anticipated terms or at all, no assurance can be given as to when, or if, such acquisition will occur. Further, if the NGAS acquisition is completed, the expected synergies and value creation from such acquisition may not be realized, certain key employees of NGAS may not be retained by the combined company, the businesses of Magnum Hunter and NGAS may not be harmonized successfully, and our management’s time may be diverted on NGAS acquisition-related matters. If any of these events occur, our stock price and future business and financial results could be negatively impacted.

As the acquisitions of both NGAS and NuLoch are expected to be consummated close to the same time, the risks that management’s attention will be diverted from the day-to-day operations of our business and that we will be unable to successfully integrate the operations of both companies are exacerbated.

We expect the NGAS acquisition to close on or about April 11, 2011 and the NuLoch arrangement to close on or about [April 29], 2011. Our acquisition of NGAS or NuLoch alone presents the risks that management’s attention will be diverted from the day-to-day operations of our business to focus on the completion of the acquisition and the integration of the acquired operations with our operations, and thus, that we may be unable to successfully integrate the operations of both companies. Our acquisitions of both NGAS and NuLoch, at close to the same time, exacerbate these risks.

General.

In addition, we are, and following completion of the arrangement, we will continue to be, subject to the risks described in Part I, Item 1.A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2010, as amended, as may be updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are on file with the SEC and are incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 143 of this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain “forward looking statements” that are intended to be covered by the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Representatives of Magnum Hunter and NuLoch may also make forward-looking statements. Forward-looking statements are statements that are not historical facts, and are identified by words such as “expect,” “believe,” “predict,” “anticipate,” “contemplate,” “will,” “may,” “might,” “continue,” “plan,” “estimate,” “objective”, “intend,” “project,” “budget,” “forecast,” “can,” “could,” “should,” “would,” “likely,” “potential” and similar expressions. These statements include, but are not limited to, statements about the expected costs and benefits of the arrangement, the approval of the MHR Stock Issuance in connection with the arrangement, the satisfaction of the closing conditions to the arrangement, the timing of the completion of the arrangement and Magnum Hunter’s plans, objectives and expectations after the completion of the arrangement.

Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of management of Magnum Hunter and NuLoch and are subject to numerous risks and uncertainties that could cause actual outcomes and results, including project completion dates, production rates, capital expenditures, costs and business plans, to be materially different from those projected or anticipated. In addition to the risks described under “Risk Factors” beginning on page 14 of this proxy statement and those risks described in documents that are incorporated by reference into this proxy statement, the following factors, among others, could cause such differences:

•	the requisite Magnum Hunter common stockholder approval may not be obtained in a timely manner, or at all;

•	the requisite NuLoch securityholder approval may not be obtained in a timely manner, or at all;

•	the approval of the Court of Queen’s Bench of Alberta required for the arrangement may not be obtained on the proposed terms, on the anticipated schedule or at all;

•	the arrangement may not close due to the failure to satisfy any of the closing conditions;

•	expected synergies and value creation from the arrangement may not be realized;

•	key employees of NuLoch may not be retained;

•	the businesses may not be harmonized successfully;

•	management time may be diverted on arrangement-related matters;

•	risks that the proposed arrangement disrupts current plans;

•	the effect of the announcement of the arrangement on our business relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the arrangement;

•	failure or delay in closing the NGAS acquisition, the failure to realize the expected synergies and value creation from the NGAS acquisition, or other related matters regarding the NGAS acquisition; and

•	general competitive, economic, political and market conditions and fluctuations.

You are cautioned not to place undue reliance on the forward-looking statements made in this proxy statement or documents incorporated into this proxy statement or by representatives of Magnum Hunter or NuLoch.

These statements speak only as of the date hereof, or, in the case of statements in any document incorporated by reference, as of the date of such document, or, in the case of statements made by representatives of Magnum Hunter, on the date those statements are made. All subsequent written and oral forward-looking statements concerning the arrangement, the combined company or any other matter addressed in this proxy statement and attributable to Magnum Hunter or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Magnum Hunter expressly disclaims any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of any unanticipated events.

THE COMPANIES

Magnum Hunter

Magnum Hunter is an independent oil and gas company engaged in the acquisition, development and production of oil and natural gas, primarily in West Virginia, North Dakota, Texas and Louisiana. We are presently active in three of the most prolific shale resource plays in the United States, namely the Marcellus Shale, Eagle Ford Shale and Williston Basin/Bakken Shale. We were incorporated as a Delaware corporation in 1997. In 2005, we began oil and gas operations under the name Petro Resources Corporation. In May 2009, we restructured our management team and refocused our business strategy, and in July 2009 changed our name to Magnum Hunter Resources Corporation. Our restructured management team includes Gary C. Evans, as chairman and chief executive officer. Mr. Evans is the former founder, chairman and chief executive officer of Magnum Hunter Resources, Inc., a company of similar name that was sold to Cimarex Energy Corporation for $2.2 billion in June 2005.

Our new management implemented a business strategy consisting of exploiting our inventory of lower risk drilling locations and acquiring undeveloped leases and long-lived proved reserves with significant exploitation and development opportunities primarily located in unconventional resource plays. As a result of this strategy, we have substantially increased our assets and production base through a combination of acquisitions and ongoing development drilling efforts, our percentage of operated properties has increased significantly, our inventory of acreage and drilling locations in resource plays has grown and our management team has been expanded. Recently, management has focused on further developing and exploiting unconventional resource plays, the acquisition of additional operated properties and the development of associated midstream opportunities in certain regions in which we operate.

More specifically, on December 23, 2010, we entered into an arrangement agreement to acquire NGAS, an Appalachian Basin-focused British Columbia exploration and production company traded on the NASDAQ Global Select Market, for approximately $117 million. The transaction, which requires approval of NGAS’ shareholders and is subject to certain closing conditions, is structured as a stock-for-stock exchange pursuant to which 0.0846 shares of Magnum Hunter common stock would be exchanged for each share of NGAS stock. Additionally, on December 24, 2010, we agreed to purchase certain West Virginia properties from affiliates of PostRock the first phase of which closed on December 30, 2010 for a purchase price, subject to adjustments, of approximately $28 million and the second phase of which closed on January 14, 2011 for a purchase price, subject to adjustments, of approximately $11.7 million, with all such consideration being paid one-half in Magnum Hunter common stock and one-half in cash. Further, on January 19, 2011, we and Exchangeco entered into an arrangement agreement with NuLoch pursuant to which we, through Exchangeco, will acquire all of the issued and outstanding equity of NuLoch, as described in more detail in this proxy statement. For further information on these transactions, see Magnum Hunter’s Current Reports on Form 8-K filed with the SEC.

The principal trading market for Magnum Hunter common stock (NYSE: MHR) is the New York Stock Exchange. The principal trading market for our Series C Cumulative Perpetual Preferred Stock (NYSE Amex: MHR.PrC) and our Series D Cumulative Preferred Stock (NYSE Amex: MHR.PrD.) is the NYSE Amex.

Our principal executive offices are located at 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056, our telephone number is (832) 369-6986 and our website is www.magnumhunterresources.com.

This proxy statement incorporates important business and financial information about Magnum Hunter by reference to other documents that are not included in or delivered with this proxy statement. For a list of the documents that are incorporated by reference, see “Where You Can Find More Information” beginning on page 143 of this proxy statement.

NuLoch

NuLoch is an oil and gas company engaged in the exploration, acquisition, development and production of petroleum and natural gas in Western Canada and North Dakota. NuLoch’s principal assets are located at

Enchant, near Vauxhall, Alberta, Canada, at Balsam near Grande Prairie, Alberta, Canada, at Tableland, near Estevan, Saskatchewan, Canada and in Divide County and Burke County in North Dakota. NuLoch was incorporated under the Business Corporations Act (Alberta) on May 13, 2005 and commenced operations in July 2005. In August 2009, NuLoch amalgamated with Wilderness Energy Corp. and continued under the name “NuLoch Resources Inc.”.

The principal trading market for NuLoch Class A shares (TSX-V: NLR) is the TSX Venture Exchange.

The principal executive offices of NuLoch are located at 2200, 444 — 5th Avenue S.W., Calgary, Alberta T2P 2T8, its telephone number is (403) 920-0455 and its website is www.nuloch.ca.

For more information about NuLoch, see “Information about NuLoch” beginning on page 77 of this proxy statement.

MHR Exchangeco Corporation

MHR Exchangeco Corporation, or Exchangeco, is an indirect wholly-owned subsidiary of Magnum Hunter organized under the Business Corporations Act (Alberta) on January 13, 2011 for the sole purpose of the arrangement. Exchangeco, along with Callco as described below, were formed by Magnum Hunter to allow for the issuance of exchangeable shares, which are being offered in the arrangement to provide an opportunity for NuLoch securityholders who are residents of Canada to make a tax election to defer certain capital gain taxes, which would otherwise arise upon the exchange of their NuLoch shares for shares of Magnum Hunter common stock. Each exchangeable share is substantially the economic equivalent of a share of Magnum Hunter common stock and generally is exchangeable on a one-for-one basis for a share of Magnum Hunter common stock. In addition, each holder of an exchangeable share will, through a trust agreement and Magnum Hunter’s special voting preferred stock, effectively have the ability to cast votes along with holders of Magnum Hunter common stock. Exchangeco’s registered office is located at 3500, 855 — 2 Street SW, Calgary, Alberta T2P 4J8 and its telephone number is (832) 369-6986.

MHR Callco Corporation

MHR Callco Corporation, or Callco, is a direct wholly-owned subsidiary of Magnum Hunter organized under the Business Corporations Act (Alberta) on January 13, 2011 for the sole purpose of the arrangement. Callco will hold the call rights related to the exchangeable shares of Exchangeco and the voting shares of Exchangeco. Callco’s registered office is located at 3500, 855 — 2 Street SW, Calgary, Alberta T2P 4J8 and its telephone number is (832) 369-6986.

THE ANNUAL AND SPECIAL MEETING

Magnum Hunter is providing this proxy statement to its stockholders to solicit proxies for use at the annual and special meetings of Magnum Hunter stockholders, which we refer to as the Meeting. This proxy statement is first being mailed to Magnum Hunter stockholders on or about [ • ], 2011 and provides Magnum Hunter stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the Meeting or any adjournment or postponement thereof.

Date, Time and Place

The Meeting will be held on [April 29], 2011 at 9:00 a.m. Central Time at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056.

Purpose

The purpose of the Meeting is for Magnum Hunter common stockholders to consider and vote on each of the following proposals, and our preferred stockholders to consider and vote on proposal no. 4 below:

1. To approve the MHR Stock Issuance in connection with the arrangement;

2. To elect J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Gary L. Hall, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfeifer and Jeff Swanson, each of whom is presently a member of our board of directors, to serve as a director of Magnum Hunter until the 2012 annual meeting of stockholders of Magnum Hunter or until their respective successors are duly qualified and elected;

3. To approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of Magnum Hunter common stock to 250,000,000;

4. To approve an amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000;

5. To approve an amendment to Magnum Hunter’s Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan to 20,000,000;

6. To ratify the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

7. To cast an advisory vote on executive compensation;

8. To cast an advisory vote on the frequency of future advisory votes on executive compensation;

9. To approve an adjournment of the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals; and

10. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The approval of the MHR Stock Issuance (Proposal No. 1) is a condition to the obligations of Magnum Hunter and NuLoch to complete the arrangement. None of the proposals to be voted upon at the Meeting is conditioned on the approval of any other proposal.

Magnum Hunter Record Date; Outstanding Shares; Shares Entitled to Vote

The record date for the Meeting is March [15], 2011. Only Magnum Hunter stockholders of record at the close of business on March [15], 2011 will be entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

As of the close of business on the record date for the Meeting, there were [ • ] shares of Magnum Hunter common stock outstanding and entitled to be voted at the Meeting, and [ • ] shares of Magnum Hunter preferred stock outstanding and entitled to be voted at the Meeting, which consisted of 4,000,000 shares of Series C Cumulative Perpetual Preferred Stock and [ • ] shares of Series D Cumulative Preferred Stock. Each holder of Magnum Hunter stock is entitled to one vote for each share of common stock or preferred stock owned as of the record date.

A complete list of Magnum Hunter stockholders entitled to vote at the Meeting will be available for inspection at our offices in Houston, Texas during regular business hours for a period of ten days before the Meeting. The list will also be available for that purpose at the time and place of the Meeting.

Quorum

At least a majority of the outstanding shares of Magnum Hunter common stock and, with respect to the proposal to amend our certificate of incorporation to increase the authorized number of shares of our preferred stock only, a majority of the outstanding shares of our preferred stock, as of the record date must be represented at the Meeting, either in person or by proxy, to constitute a quorum. Any abstentions on the proposals and broker non-votes will be counted in determining whether a quorum is present at the Meeting.

Magnum Hunter Board Recommendation

With respect to the proposals to be considered and voted on at the Meeting, Magnum Hunter’s board of directors recommends that you vote:

•	“FOR” the MHR Stock Issuance in connection with the arrangement;

•	“FOR” the election of each of the director nominees;

•	“FOR” the amendment to our certificate of incorporation to increase the authorized number of shares of our common stock to 250,000,000;

•	“FOR” the amendment to our certificate of incorporation to increase the authorized number of shares of our preferred stock to 15,000,000;

•	“FOR” the approval of an amendment to our Incentive Plan to increase the aggregate number of shares of our common stock that may be issued under the plan to 20,000,000;

•	“FOR” the ratification of the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	“FOR” the approval, on an advisory basis, of Magnum Hunter’s executive compensation;

•	“FOR” the approval, on an advisory basis, of holding future advisory votes on Magnum Hunter’s executive compensation every three years; and

•	“FOR” the adjournment of the Meeting, if necessary, to solicit additional proxies in favor of such proposals.

Required Vote

Assuming the presence of a quorum, the following vote is required for each proposal:

•	The approval of the MHR Stock Issuance in connection with the arrangement requires the affirmative vote of the holders of a majority of the shares of Magnum Hunter common stock voting thereon, provided the total number of votes cast on the proposal represents at least a majority of shares of Magnum Hunter common stock entitled to be voted on the proposal, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes (as described below) will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal, provided, however, that if a majority of shares of Magnum Hunter common stock entitled to vote are not cast on this proposal, broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The election of each of the nine directors requires the affirmative vote of a plurality of the shares of Magnum Hunter common stock cast at the Meeting. You may only vote “FOR” or “WITHHELD” with respect to election of directors, and thus, there will not be any abstentions on this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	The approval of the amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of common stock to 250,000,000 requires the affirmative vote of the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to Magnum Hunter’s certificate of incorporation to increase the authorized number of shares of preferred stock to 15,000,000 requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of Magnum Hunter common stock as of the record date and (ii) the holders of a majority of the outstanding shares of our preferred stock, voting together as a single class, as of the record date. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•	The approval of the amendment to Magnum Hunter’s Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan requires the affirmative vote of a majority of the votes cast by our common stockholders at the Meeting, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal.

•	The ratification of the appointment of Hein, the approval, on an advisory basis, of the proposals pertaining to executive compensation, and any proposal to adjourn the Meeting, if necessary, to solicit additional proxies, each requires the affirmative vote of a majority of the shares of Magnum Hunter common stock present in person or represented by proxy and entitled to vote at the Meeting; provided, that any proposal to adjourn the Meeting will not require a quorum. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, abstentions will have the effect of a vote “AGAINST” these proposals, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, broker non-votes will have no effect on the outcome of these proposals. As discussed below, under applicable NYSE rules brokers may use their discretion to vote shares for which voting instructions are not submitted with respect to the ratification of Hein, so no broker non-votes are expected for this proposal.

As of the record date, directors and executive officers of Magnum Hunter and their affiliates beneficially owned or otherwise had the right to vote [ • ] shares of Magnum Hunter common stock, or approximately [ • ]% of the outstanding Magnum Hunter common stock entitled to be voted at the Meeting, and [ • ] shares of Magnum Hunter preferred stock, or approximately [ • ]% of the outstanding Magnum Hunter preferred stock entitled to be voted at the Meeting. At that date, to Magnum Hunter’s knowledge, directors and executive officers of NuLoch and their affiliates did not beneficially own or otherwise have the right to vote any shares of Magnum Hunter common stock or preferred stock. To Magnum Hunter’s knowledge, the directors and executive officers of Magnum Hunter and their affiliates intend to vote their Magnum Hunter stock in favor of the MHR Stock Issuance in connection with the arrangement and each of the other proposals listed above and described in this proxy statement.

Voting of Shares by Stockholders of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are the stockholder of record of those shares. A stockholder of record who is entitled to vote at the Meeting can submit a proxy or vote in person by completing a ballot at the Meeting. However, even if you plan to attend the Meeting, Magnum Hunter encourages you to submit a proxy before the Meeting to ensure that your shares are voted. If you are a stockholder of record, you may submit a proxy for your shares by:

•	calling the toll-free number specified on the enclosed proxy card and following the instructions when prompted;

•	accessing the Internet web site specified on the enclosed proxy card and following the instructions provided to you; or

•	filling out, signing and dating the enclosed proxy card and mailing it in the prepaid envelope included with these proxy materials.

When a stockholder submits a proxy by telephone or through the Internet his or her proxy is recorded immediately. Magnum Hunter encourages its stockholders to submit their proxies using these methods whenever possible. If you submit a proxy by telephone or through the Internet, please do not return your proxy card by mail.

Voting of Shares Held in Street Name

If your shares are held in a brokerage account, or by a bank or another nominee, you are the beneficial owner of shares held in “street name”. If you are a beneficial owner of shares, you must instruct the broker, bank or other nominee on how to vote your shares by following the instructions that the broker, bank or other nominee provides to you with these proxy materials. Most brokers offer stockholders the ability to submit voting instructions by mail by completing a voting instruction card, by telephone and via the Internet. If you are a beneficial owner of shares held in street name and desire to vote your shares in person at the Meeting, you must obtain a proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot when you vote at the Meeting.

Proxies; Counting Your Vote

All shares of common stock and preferred stock represented by each properly executed and valid proxy received before the Meeting will be voted in accordance with the instructions given on the proxy.

If a Magnum Hunter common stockholder executes a proxy card without giving instructions, the shares of Magnum Hunter common stock represented by that proxy card will be voted:

•	“FOR” the proposal to authorize the MHR Stock Issuance in connection with the arrangement;

•	“FOR” the election of each of the director nominees;

•	“FOR” the proposal to amend our certificate of incorporation to increase the authorized number of shares of our common stock to 250,000,000;

•	“FOR” the proposal to amend our certificate of incorporation to increase the authorized number of shares of our preferred stock to 15,000,000;

•	“FOR” the proposal to amend our Incentive Plan to increase the aggregate number of shares of our common stock that may be issued under the plan to 20,000,000;

•	“FOR” the ratification of the appointment of Hein as Magnum Hunter’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	“FOR” the approval, on an advisory basis, of Magnum Hunter’s executive compensation;

•	“FOR” the approval, on an advisory basis, of holding future advisory votes on Magnum Hunter’s executive compensation every three years; and

•	otherwise in accordance with the judgment of the person voting the proxy on any other matter properly brought before the Meeting and any adjournment or postponement thereof, including any proposal to adjourn the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

If a Magnum Hunter preferred stockholder executes a proxy card without giving instructions, the shares of Magnum Hunter preferred stock will be voted “FOR” the approval of the amendment to our certificate of incorporation to increase the authorized number of shares of our preferred stock.

Your vote is important.  Accordingly, please submit your proxy by telephone, through the Internet or by mail, whether or not you plan to attend the Meeting in person. Proxies must be received by 11:59 p.m. Eastern Time on [April 28], 2011.

If you are the beneficial owner of shares held in street name and do not submit voting instructions to your broker, bank or other nominee, the nominee that holds your shares may use their discretion in voting your shares with respect to “routine items,” but not with respect to “non-routine items,” under the rules of the NYSE. On non-routine items for which you do not submit voting instructions to your broker, bank or other nominee, these shares will not be voted and will be treated as “broker non-votes.” The proposal to ratify the appointment of Hein as our independent registered public accounting firm for the fiscal year ending December 31, 2011 is considered a routine item and therefore may be voted upon by your broker, bank or other nominee if you do not provide voting instructions on this proposal. The proposal to authorize the MHR Stock Issuance, the election of directors, the proposals to amend our certificate of incorporation, the proposal to amend our Incentive Plan and the advisory votes on executive compensation are considered non-routine items and therefore may not be voted upon by your broker, bank or other nominee if you do not provide specific voting instructions on these proposals.

Revocability of Proxies; Changing Your Vote

You may revoke your proxy and/or change your vote at any time before your proxy is voted at the Meeting.

If you are a stockholder of record, you can do this by:

•	sending a written notice stating that you revoke your proxy to Magnum Hunter at 777 Post Oak Blvd, Suite 650, Houston, Texas 77056, Attn: Corporate Secretary, as long as the notice bears a date subsequent to the date of the proxy and is received no later than two business days prior to the Meeting and states that you revoke your proxy;

•	submitting a valid, later-dated proxy by mail, telephone or through the Internet that is received prior to the Meeting; or

•	attending the Meeting and voting by ballot in person (your attendance at the Meeting will not, by itself, revoke any proxy that you have previously given).

If you are the beneficial owner of shares held in street name, you must follow the directions you receive from your broker, bank or other nominee in order to revoke or change your vote.

Solicitation of Proxies; Expenses

The board of directors of Magnum Hunter is soliciting this proxy and we will bear the cost of the solicitation. Magnum Hunter has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Meeting and provide related advice and informational support, for a services fee of approximately $10,000, plus the reimbursement of customary disbursements. We may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of Magnum Hunter common stock and preferred stock held of record by those owners. We will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service. In addition to the use of mail, our directors, officers and employees, without additional compensation, may solicit proxies by personal interview, telephone, electronic mail or otherwise.

Other Business

We know of no business that will be presented for consideration at the Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Meeting, it is intended that proxies solicited by our board of directors will be voted according to the best judgment of the proxy holder(s).

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Magnum Hunter’s proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. Magnum Hunter will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, Magnum Hunter Resources Corporation, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056; telephone: (832) 369-6986. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact Magnum Hunter at the above address and phone number.

THE ARRANGEMENT

General

The Magnum Hunter board of directors has unanimously approved the arrangement agreement. The arrangement provides for the acquisition of NuLoch by Magnum Hunter through Exchangeco. The arrangement will not be completed unless Magnum Hunter’s common stockholders approve the MHR Stock Issuance in connection with the arrangement.

As a consequence of the arrangement, NuLoch will become an indirect subsidiary of Magnum Hunter. Pursuant to the arrangement, Exchangeco will acquire all of the outstanding NuLoch shares, and NuLoch securityholders will receive shares of Magnum Hunter common stock or, if they are eligible, exchangeable shares of Exchangeco based upon an exchange ratio of 0.3304 shares of Magnum Hunter common stock and/or exchangeable shares for each NuLoch share. Only holders of NuLoch shares that are residents of Canada for purposes of the Income Tax Act (Canada), or partnerships that are Canadian partnerships for purposes of that law, and not exempt from tax under Part 1 of that law, may elect to receive consideration that includes exchangeable shares.

Based on the number of NuLoch shares, stock options and compensation options outstanding as of [ • ], 2011, Magnum Hunter expects to issue approximately 42.8 million shares of its common stock to NuLoch securityholders pursuant to the arrangement (including shares of Magnum Hunter common stock that will be issuable upon exchange of the exchangeable shares and upon exercise of outstanding options). Magnum Hunter expects that, immediately after completion of the arrangement, former NuLoch securityholders will own approximately [ • ]% of the outstanding common stock of Magnum Hunter, on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock, assuming Magnum Hunter’s completion of the acquisition of NGAS. If Magnum Hunter’s acquisition of NGAS is not completed prior to the completion of the NuLoch arrangement, we estimate that NuLoch’s former securityholders will own, upon completion of the arrangement, approximately [ • ]% of the outstanding common stock of the combined company on a fully diluted basis, including the exchange of the exchangeable shares for shares of Magnum Hunter common stock. These percentages are based on the number of shares of Magnum Hunter common stock outstanding on [ • ], 2011, the most recent practicable date prior to the date of this proxy statement.

You are urged to read the arrangement agreement carefully and in its entirety because it is the legal document that governs the arrangement. A copy of the arrangement agreement is included with this proxy statement as Annex A. For additional information about the arrangement, see “The Arrangement Agreement” beginning on page 49 of this proxy statement.

Background of the Arrangement

In May 2009, Magnum Hunter restructured its management team and Gary C. Evans became chairman and chief executive officer and Ronald D. Ormand became executive vice president and chief financial officer. This new management team immediately began implementation of a new business strategy that includes acquiring long-lived proved reserves with significant exploitation and development opportunities primarily located in unconventional resource plays with an oil or liquids based focus. Accordingly, Magnum Hunter’s management continually reviews with its board of directors strategic opportunities potentially available to Magnum Hunter, including opportunities to expand Magnum Hunter’s existing leasehold position in core unconventional resource plays, expand into new core areas through acquisitions and joint ventures, and accelerate the development of Magnum Hunter’s resource base through traditional and alternative financing methods. Magnum Hunter is presently active in three of the most prolific shale resource plays in the United States, namely the Marcellus Shale, Eagle Ford Shale and Williston Basin/Bakken Shale and has therefore focused the Company’s acquisition and expansion opportunities in these specific unconventional resource plays.

During September 2010, Magnum Hunter began preliminary discussions with NuLoch. Although not continuous, such discussions ultimately led to approval by the board of directors of Magnum Hunter of the arrangement, the arrangement agreement and related transactions with NuLoch which were entered into on January 19, 2011.

At the Rodman and Renshaw Energy Conference held in New York in September 2010, Mr. Evans attended an investor presentation of Williston Basin-focused NuLoch and subsequently approached R. Glenn Dawson, president and chief executive officer of NuLoch, to express an interest in learning more about NuLoch and possibly to explore a business transaction between Magnum Hunter and NuLoch. Mr. Evans described some of the developments since he joined Magnum Hunter in May 2009 and they had a general discussion about their respective business operations and exchanged contact information.

Later in September 2010, at Mr. Evans’ invitation, Mr. Dawson visited Magnum Hunter’s headquarters in Houston, Texas and met with senior management of Magnum Hunter. Mr. Evans followed up by initiating a series of telephone conversations with Mr. Dawson. These discussions covered a range of subjects and disciplines, including an overview of Magnum Hunter’s progress in integrating its various operations as well as the potential synergies and opportunities that could be generated from a possible business combination between Magnum Hunter and NuLoch. However, the discussion was general in nature and did not include any specific transaction terms, structures, or valuation methodologies during these initial conversations. These discussions as well as an overview of NuLoch were summarized at a meeting of the board of directors of Magnum Hunter on October 27, 2010 as part of an update from management on potential acquisition opportunities. Magnum Hunter’s board of directors also reviewed at that time summary information on NuLoch prepared by Canaccord Genuity, which is referred to in this proxy statement as Canaccord, that had been provided to Mr. Evans by Canaccord’s office in Houston, Texas, subsequent to Mr. Evans’ initial meeting with Mr. Dawson.

In October 2010, Mr. Evans and Mr. Ormand met with Mr. Dawson at the IPAA Oil & Gas Investment Symposium in San Francisco, California. The three again discussed their respective businesses and strategies and the benefits of a possible combination of the businesses of Magnum Hunter and NuLoch. Mr. Dawson indicated to Mr. Evans and Mr. Ormand that NuLoch’s board intended to evaluate NuLoch’s strategic alternatives and to potentially hire a financial advisor, Canaccord. Mr. Dawson indicated that NuLoch was prepared to enter into a confidentiality agreement with Magnum Hunter to exchange information between the two companies. Following the meeting, Magnum Hunter received a set of publicly available discussion materials from Canaccord, including an overview of NuLoch and a preliminary analysis of a business combination of NuLoch with Magnum Hunter. The materials did not include proposed transaction terms, structure or valuation.

Magnum Hunter and NuLoch entered into a mutual confidentiality agreement on November 3, 2010, which enabled the parties to exchange nonpublic information, including engineering, geological, financial, legal and operating data, and any other data necessary for the parties to engage in more substantive discussions regarding the terms of a potential transaction. On the same day, Magnum Hunter contacted BMO Capital Markets Corp., which we refer to in this proxy statement as BMO, to formally represent Magnum Hunter as its financial advisor to assist it in its evaluation of NuLoch.

On November 13, 2010, Mr. Dawson visited Magnum Hunter’s headquarters and received a full review of Magnum Hunter’s business, operations, properties, development plans, finances and management team. This meeting was followed by several telephone calls between Mr. Evans and Mr. Dawson and between Mr. Ormand and Mr. Dawson discussing a possible transaction and the next steps. Valuation was not directly addressed, but the general structure of the transaction was discussed, which included an “all stock” transaction.

On November 8, 2010, NuLoch retained Canaccord. On November 15, 2010, Canaccord commenced a discreet process to identify potential strategic partners for NuLoch that included contacting select Canadian and U.S. counterparties. NuLoch established a virtual data room on December 3, 2010, and Magnum Hunter was granted access pursuant to the terms of the previously executed mutual confidentiality agreement.

On December 6, 2010, Mr. Ormand and other members of Magnum Hunter’s management team met with NuLoch’s management at NuLoch’s offices in Calgary, Alberta. Magnum Hunter received an overview of NuLoch’s business and properties from NuLoch’s management. Magnum Hunter also performed a review of certain engineering, land, legal, finance and accounting matters relating to NuLoch during the meeting. Also present at the meeting were representatives of BMO and Canaccord.

On December 14, 2010, Magnum Hunter presented its initial proposal to NuLoch for an all-stock transaction whereby Magnum Hunter would acquire NuLoch and NuLoch shareholders would receive 0.3722 shares of Magnum Hunter common stock for each share of NuLoch. Based on the companies’ respective share prices and the U.S. dollar/Canadian dollar exchange rate at the time, Magnum Hunter’s proposal had an indicated stock price of Canadian $2.25 per NuLoch share. On December 17, 2010, NuLoch responded to Magnum Hunter’s initial proposal by indicating the consideration should be increased, and a cash component included, in the proposal before NuLoch’s shareholders would support the offer.

Mr. Evans and Mr. Dawson had several discussions in the week following the submission of the proposal. The issues which were discussed included the price, the structure of the transaction, the need to provide exchangeable shares for NuLoch’s Canadian shareholders and the timing necessary to complete the acquisition. Magnum Hunter’s management and representatives of BMO also met with the Company’s board of directors on December 20, 2010 to update the board on the status of Magnum Hunter’s proposal to NuLoch and the Company’s ongoing discussions with PostRock regarding the acquisition of certain West Virginia properties and with NGAS regarding the acquisition of that company.

On December 22, 2010, Magnum Hunter delivered a letter to NuLoch providing NuLoch with additional information and advising NuLoch it would receive a revised proposal the next day.

On December 23, 2010, Magnum Hunter sent a revised proposal to NuLoch for an all stock transaction whereby NuLoch shareholders would receive, based on the companies’ respective share prices and the U.S. dollar/Canadian dollar exchange rate at the time, an indicated stock price of Canadian $2.35 per NuLoch share. The proposal indicated the exchange ratio would be calculated based on the most recent market closing price for Magnum Hunter’s common stock at the time of execution of the arrangement agreement. NuLoch responded to Magnum Hunter’s revised proposal on December 27, 2010 indicating that it had concerns over the structure, specifically the lack of a cash component in the current offer, and that an increased offer was necessary to mitigate those concerns as well as to obtain the necessary NuLoch shareholder support agreements.

Mr. Evans emailed Mr. Dawson on December 28, 2010 to point out that a business combination between Magnum Hunter and NuLoch would make a great deal of sense to both companies, but that the parties were simply apart on value. Mr. Evans noted that Magnum Hunter’s pending NGAS and PostRock acquisitions were both accretive, and that Magnum Hunter had the liquidity to satisfy NuLoch’s 2011 capital expenditure requirements following an acquisition.

On December 29, 2010, Magnum Hunter sent a revised proposal to NuLoch for an all stock transaction whereby NuLoch shareholders would receive a per share value of Canadian $2.50. Such consideration would be paid on a fixed exchange ratio based on the most recent market closing price for Magnum Hunter’s common stock at the time of execution of the definitive agreement, provided that the exchange ratio would not be less than 0.300 shares or greater than 0.350 shares of Magnum Hunter common stock for each share of NuLoch. Mr. Dawson and Mr. Evans discussed the offer, and Mr. Dawson indicated he was prepared to take the offer to the board of directors of NuLoch and to recommend that NuLoch execute a letter of intent with Magnum Hunter.

On December 30, 2010, Mr. Evans contacted Fulbright & Jaworski L.L.P., whom we refer to as Fulbright, to represent Magnum Hunter in the proposed acquisition of NuLoch. Later that day Fulbright engaged Blake, Cassels & Graydon LLP, whom we refer to as Blakes, on behalf of Magnum Hunter to serve as Magnum Hunter’s Canadian counsel in the acquisition.

On December 30, 2010, Magnum Hunter’s board of directors held a meeting to discuss Magnum Hunter’s most recent revised proposal to NuLoch and authorized management to enter into a nonbinding letter of intent for the acquisition of NuLoch.

Also on December 30, 2010, NuLoch responded to Magnum Hunter’s most recent revised proposal by requesting clarification on several matters in the proposal, which clarification was provided by Magnum Hunter that same day.

NuLoch held a board meeting on December 31, 2010, and its board of directors unanimously approved a non-binding letter of intent with Magnum Hunter.

On December 31, 2010, Magnum Hunter and NuLoch entered into a non-binding letter of intent for an all stock transaction. The letter of intent provided for consideration that valued NuLoch’s stock at Canadian $2.50 per share and used an exchange ratio calculated using the most recent seven-day volume weighted average price, or VWAP, of Magnum Hunter’s common stock at the time of execution of the arrangement agreement, provided the exchange ratio would not be less than 0.300 nor greater than 0.350. The letter of intent set out the proposed terms of an arrangement and provided for the negotiation of a definitive agreement on an exclusive basis for a period of ten days.

Magnum Hunter and NuLoch amended the letter of intent on January 7, 2011. The amendment provided that Mr. Dawson would be elected or appointed to Magnum Hunter’s board of directors following the completion of the acquisition, subject to satisfaction of legal and governance requirements. In addition, the amendment extended until January 17, 2011 both the term of the letter of intent and the time period within which NuLoch would negotiate exclusively with Magnum Hunter.

Throughout the period from December 31, 2010 through January 18, 2011, Magnum Hunter, NuLoch and representatives of their respective financial and legal advisors negotiated the arrangement agreement and conducted financial, technical, operating and legal due diligence regarding the other party. Each party reviewed public and non-public information regarding the other party, and various meetings and discussions were held with members of management of both parties relating to the business and financial condition of each party and their respective plans, operations, properties and prospects.

On January 14, 2011, Mr. Dawson and other members of NuLoch’s management, and a representative of NuLoch’s legal counsel, Borden Ladner Gervais LLP, whom we refer to as BLG, met in Houston, Texas with Mr. Evans, Mr. Ormand and other members of Magnum Hunter’s management, representatives of BMO, representatives of Canaccord and a representative from Fulbright. The meeting focused on a variety of unresolved issues in the draft of the arrangement agreement.

Following preparation by Fulbright of a revised draft of the arrangement agreement during the evening of January 14, 2011, Mr. Dawson, the other members of NuLoch’s management and (by telephone) a representative of BLG continued their meeting in Houston on January 15, 2011 with Mr. Evans, Mr. Ormand and other members of Magnum Hunter’s management and a representative of Fulbright to try to resolve remaining open issues in the draft arrangement agreement.

On January 16, 2011, two conference calls were held to continue negotiation of the open issues. Mr. Dawson, certain other members of NuLoch’s management and representatives of BLG participated on behalf of NuLoch, with Mr. Evans, Mr. Ormand, certain other members of Magnum Hunter’s management and representatives of Fulbright and, on the second call, Blakes, participating on behalf of Magnum Hunter.

In addition, Magnum Hunter and NuLoch amended the letter of intent on January 17, 2011 to extend until January 19, 2011 both the term of the letter of intent and the time period within which NuLoch would negotiate exclusively with Magnum Hunter.

On January 17, 2011, the board of directors of Magnum Hunter met to approve the arrangement, the terms of the arrangement agreement and various other aspects of the transaction. The board considered the many advantages of the transaction to Magnum Hunter and its stockholders, including those set forth below under “Magnum Hunter Reasons for the Arrangement.” Magnum Hunter’s directors also took into account the fairness opinion delivered by BMO to the effect that, subject to the assumptions in such opinion, the exchange ratio to be paid by Magnum Hunter in the proposed transaction is fair to the stockholders of Magnum Hunter. See “The Arrangement — Opinion of Magnum Hunter’s Financial Advisors.” Following a thorough discussion, the board of directors of Magnum Hunter unanimously approved the arrangement, the terms of the arrangement agreement and the various other aspects of the transaction.

On January 18, 2011, Magnum Hunter, NuLoch and their advisors participated in an “all hands” call to resolve the remaining issues relating to the arrangement agreement. NuLoch’s board of directors met on January 18, 2011, received a fairness opinion from Canaccord and unanimously approved the arrangement.

Magnum Hunter and NuLoch executed the arrangement agreement on January 19, 2011. Immediately prior to such execution, Magnum Hunter and certain security holders of NuLoch entered into support agreements pursuant to which, subject to certain conditions set forth therein, such security holders agreed to, among other things, vote all securities of NuLoch beneficially owned by them, as well as any additional securities of NuLoch which they may acquire or own, in favor of the arrangement and all matters related thereto. At January 19, 2011, NuLoch security holders holding an aggregate of approximately 37% of the outstanding NuLoch shares and options entitled to vote on the arrangement had entered into support agreements.

On January 19, 2011, Magnum Hunter issued a press release announcing the execution of the arrangement agreement with NuLoch.

Magnum Hunter Reasons for the Arrangement

Magnum Hunter’s board of directors believes that the acquisition of NuLoch is in the best interests of the Company and its stockholders and approved the arrangement after consulting with the Company’s senior management and legal and financial advisors with respect to strategic and operational matters, the terms of the arrangement and the arrangement agreement and other related issues. The board of directors weighed many factors in determining whether the NuLoch acquisition was in alignment with the Company’s overall strategic interests and discussed a number of considerations, including, but not limited to, that the acquisition is expected to:

•	Substantially expand our existing operations. The combined enterprise will be significantly larger than Magnum Hunter prior to completion of the transaction. As a result of its larger size, Magnum Hunter will have expanded economies of scale in its exploration, production and marketing areas, including increased posture with service providers, enhanced access to capital and liquidity and an increased ability to consider larger strategic transactions in the future that might not otherwise be possible.

•	Establish a new core area with a large undeveloped acreage position and a multi-year inventory of drilling locations in new unconventional resource area. The combined enterprise will own approximately 78,000 net acres in the Williston Basin of North Dakota and Saskatchewan. Magnum Hunter believes the acquisition will add approximately 267 net identified Williston Basin drilling locations targeting the Bakken/Three Forks and Sanish formations, which offer substantial development upside and highly attractive rates of return in the current commodity price environment.

•	Diversify our existing asset base. The addition of NuLoch’s Williston Basin assets will provide an additional resource play in the Bakken/Three Forks and Sanish, which will compliment Magnum Hunter’s existing assets in Eagle Ford and Marcellus plays.

•	Expand and augment our management team. NuLoch possesses a highly skilled management and technical team. The arrangement will give Magnum Hunter access to NuLoch’s technical capabilities, operating expertise and long-established operating history in the Williston Basin. NuLoch’s employees and operating team, including the land, geology, and engineering professionals, will allow Magnum Hunter to better implement future growth plans for the combined enterprise in the Williston Basin.

•	Improve our capitalization. Magnum Hunter expects to have significantly improved financial leverage ratios following the acquisition. As a result, Magnum Hunter expects to be better positioned to access capital and fund its capital expenditure programs.

•	Increase our exposure to oil. The addition of NuLoch’s reserves, production and acreage will increase Magnum Hunter’s exposure to oil.

Recommendation of the Magnum Hunter Board of Directors to Common Stockholders Regarding the Arrangement

The Magnum Hunter board of directors has unanimously approved the arrangement and recommends that its common stockholders vote “FOR” the MHR Stock Issuance in connection with the arrangement.

Magnum Hunter’s Proposed New Credit Facility

Prior to the execution of the arrangement agreement, Magnum Hunter received a financing commitment letter from BMO for a new $250 million senior credit facility with an initial borrowing base of $145 million (assuming completion of both the NuLoch arrangement and NGAS acquisition) to be provided by a lender bank group, including Bank of Montreal, an affiliate of BMO, and secured by Magnum Hunter’s existing asset base, including the assets to be acquired pursuant to the NuLoch and NGAS acquisitions. We expect to close the new senior credit facility concurrently with the first to occur of the NGAS and NuLoch acquisitions. The borrowing base under the facility is expected to increase to $145 million upon the closing of the second acquisition. The closing of this new credit facility is subject to certain closing conditions, including the closing of at least one of these acquisitions and, with respect to the establishment of a $145 million borrowing base, the closing of both acquisitions.

Opinion of Magnum Hunter’s Financial Advisor

Pursuant to an engagement letter dated November 3, 2010, Magnum Hunter retained BMO to act as financial advisor with respect to the proposed transactions contemplated by the arrangement agreement and related plan of arrangement. On January 18, 2011, BMO rendered its opinion to the Magnum Hunter board of directors that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the exchange ratio of 0.3304 shares of Magnum Hunter common stock and exchangeable shares of Exchangeco to be paid by Magnum Hunter in the proposed arrangement was fair to Magnum Hunter.

The full text of BMO’s opinion, dated as of January 18, 2011, is attached as Annex B to this proxy statement. Magnum Hunter common stockholders are encouraged to read BMO’s opinion for a discussion of the procedures followed, factors considered, assumptions made and qualifications and limitations of the review undertaken by BMO in connection with its opinion. The following is a summary of BMO’s opinion and the methodology that BMO used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

BMO’s opinion, the issuance of which was approved by BMO’s fairness opinion committee, is addressed to the board of directors of Magnum Hunter, addresses only the fairness, from a financial point of view, of the exchange ratio to Magnum Hunter and does not constitute a recommendation to any common stockholder of Magnum Hunter as to how such stockholder should vote with respect to the arrangement or any other matter. The terms of the arrangement were determined through arm’s-length negotiations between Magnum Hunter and NuLoch and were approved by Magnum Hunter’s board of directors. BMO did not recommend any specific form or amount of consideration to Magnum Hunter’s board of directors or that any specific form or amount of consideration constituted the only appropriate consideration for the proposed arrangement. BMO was not requested to address, and its opinion does not in any manner address, Magnum Hunter’s underlying business decision to proceed with or effect the arrangement. In addition, BMO expressed no opinion as to the price at which shares of common stock of Magnum Hunter actually will trade following the announcement of the arrangement agreement. No limitations were imposed by Magnum Hunter’s board of directors upon BMO with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, BMO reviewed and analyzed, among other things:

(1) the arrangement agreement and the plan of arrangement, including the schedules thereto setting forth the rights, privileges, restrictions and conditions attaching to the exchangeable shares;

(2) certain publicly available business and financial information concerning Magnum Hunter and NuLoch and the industry in which they operate that BMO believed to be relevant to its analysis;

(3) financial and operating information with respect to the respective businesses, operations and prospects of Magnum Hunter (both stand alone and pro forma for its announced acquisition of NGAS) and NuLoch as furnished to BMO by Magnum Hunter and NuLoch, respectively, including financial projections contained in the respective business plans of Magnum Hunter and NuLoch and, in particular certain estimates of proved reserves, projected future production, revenue, operating costs and capital investments for each of Magnum Hunter and NuLoch;

(4) the current and historical exchange rates for the United States dollar and the Canadian dollar from January 1, 2010 to January 18, 2011;

(5) certain other communications from Magnum Hunter and NuLoch to their respective shareholders;

(6) published estimates by independent equity research analysts with respect to (i) the future financial performance of Magnum Hunter and (ii) the future financial performance of NuLoch;

(7) the current and historical market prices of Magnum Hunter common stock and NuLoch common stock and a comparison of those trading histories with each other and with those of other companies that BMO deemed relevant;

(8) a comparison of the historical financial results and present financial condition of Magnum Hunter and NuLoch with each other and with those of other companies that BMO deemed relevant;

(9) a comparison of the financial terms of the arrangement agreement and plan of arrangement with the financial terms of certain other transactions that BMO deemed relevant; and

(10) the relative contributions of Magnum Hunter and NuLoch to the current and future financial and operational performance of the combined company on a pro forma basis.

In addition, BMO had discussions with the managements of Magnum Hunter and NuLoch concerning their respective businesses, operations, assets, financial conditions, reserves, production profiles, development programs and prospects, and undertook such other studies, analyses and investigations as BMO deemed appropriate.

In arriving at its opinion, BMO assumed and relied upon the accuracy and completeness of the financial and other information used by BMO without assuming any responsibility for independent verification of such information and also relied upon the assurances of the managements of Magnum Hunter and NuLoch that they are not aware of any facts or circumstances that would make such information inaccurate or misleading.

With respect to the financial projections of Magnum Hunter and NuLoch, upon the advice of Magnum Hunter and NuLoch, respectively, BMO assumed that such projections had been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the managements of Magnum Hunter and NuLoch as to the future financial performance of Magnum Hunter and NuLoch, respectively, and that each of Magnum Hunter and NuLoch will perform substantially in accordance with such projections.

With respect to the estimates of oil and gas reserves of Magnum Hunter and NuLoch, BMO assumed that they had been reasonably prepared on bases reflecting the best available estimates and judgments of management and staff of Magnum Hunter and NuLoch and their independent reserve engineers.

In arriving at its opinion, BMO did not conduct a physical inspection of the properties and facilities of Magnum Hunter and NuLoch and did not make or obtain from third parties any evaluations or appraisals of the assets or liabilities of Magnum Hunter or NuLoch. BMO’s opinion necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of the opinion letter. In addition, BMO expressed no opinion as to the price at which shares of common stock of Magnum Hunter actually would trade following announcement of the arrangement. BMO assumed no responsibility for updating or revising its opinion based on events or circumstances that may occur after the date of its opinion letter.

BMO assumed the accuracy of the representations and warranties contained in the arrangement agreement and all agreements related thereto and assumed that all material governmental, regulatory and third-party approvals, consents and releases for the arrangement will be obtained within the constraints contemplated by the arrangement agreement and that the arrangement will be consummated in accordance with the terms of the arrangement agreement without waiver, modification or amendment of any material term, condition or agreement thereof.

BMO did not express any opinion as to any tax or other consequences that might result from the arrangement, nor did BMO’s opinion address any legal, tax, regulatory or accounting matters, as to which BMO understood that Magnum Hunter had obtained such advice as it deemed necessary from qualified professionals.

In connection with rendering its opinion, BMO performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, BMO did not ascribe a specific range of values to the shares of Magnum Hunter common stock nor did it opine on the value of the consideration to be paid for NuLoch’s common shares, but rather made its determination as to the fairness, from a financial point of view, of the exchange ratio in the proposed arrangement to Magnum Hunter on the basis of the various financial, comparative and other analyses described below. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, BMO did not attribute any particular weight to any single analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context and circumstances of the proposed arrangement. Accordingly, BMO believes that these analyses and factors must be considered as a whole, as considering any portion of these analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

The following is a summary of the material financial, comparative and other analyses used by BMO in preparing its opinion for Magnum Hunter’s board of directors. Certain of the analyses summarized below include information presented in tabular format. In order to understand fully the methodologies used by BMO and the results of its financial, comparative and other analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial, comparative and other analyses. None of Magnum Hunter, NuLoch or BMO or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or to reflect the prices at which the businesses could actually be sold.

References in the following summary relating to the BMO fairness opinion to the exchange of shares of Magnum Hunter common stock for NuLoch shares are deemed to include the exchangeable shares of Exchangeco, which exchangeable shares are being offered in the arrangement in lieu of shares of Magnum Hunter common stock based on the same exchange ratio and will be exchangeable into the same number of shares of Magnum Hunter common stock, as described in this proxy statement.

Summary of Analyses

BMO analyzed the proposed arrangement using the following valuation methodologies:

•	comparable company trading analysis, and

•	net asset value analysis.

The implied exchange ratio ranges of Magnum Hunter common stock per NuLoch share derived from each of these methodologies were compared to the exchange ratio. The exchange ratio to be paid by Magnum Hunter in the arrangement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share was calculated based on the seven-day volume weighted average price of Magnum Hunter common stock as of January 18, 2011, of $7.63 per share, the consideration value of C$2.50 per share for NuLoch common stock and the United States dollar to Canadian dollar exchange rate on January 18, 2011 (the last trading day prior to the announcement of the proposed arrangement). The implied exchange ratio ranges, derived using the various valuation methodologies listed above, supported the conclusion that, from a financial point of view, the exchange ratio in the arrangement was fair to Magnum Hunter.

In addition to performing valuation analyses of Magnum Hunter and NuLoch, BMO also analyzed and reviewed (i) certain publicly available information related to select transactions to calculate the implied equity value for NuLoch common stock (“comparable transaction analysis”), (ii) certain publicly available information related to selected corporate transactions to calculate the amount of premiums paid by the acquirers to the acquired companies, (iii) the current and historical market prices of Magnum Hunter common stock and NuLoch common stock from January 1, 2010, to January 18, 2011, (iv) the publicly available price targets for Magnum Hunter common stock and NuLoch common stock published by independent equity research analysts, and (v) a contribution analysis that analyzed and compared the relative implied contribution of Magnum Hunter and NuLoch to the combined company on a percentage basis based on various financial and operating metrics.

In particular, in applying the various valuation methodologies to the particular businesses, operations and prospects of Magnum Hunter and NuLoch, and the particular circumstances of the proposed arrangement, BMO made qualitative judgments as to the significance and relevance of each analysis. In addition, BMO made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Magnum Hunter or NuLoch. Accordingly, the methodologies and the implied common equity value range derived therefrom must be considered as a whole and in the context of the narrative description of the financial analyses, including the assumptions underlying these analyses. Considering the implied common equity value ranges without considering the full narrative description of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the process underlying, and conclusions represented by, BMO’s opinion.

BMO utilized (i) management estimates provided by Magnum Hunter and NuLoch and (ii) published estimates by independent equity research analysts for selected BMO’s analyses.

With respect to the various valuation analyses, BMO applied an exchange rate as of January 18, 2011, of 1.0088 Canadian dollar for every United States dollar.

Comparable Trading Analysis

In order to assess how the public market values shares of similar publicly traded companies, BMO reviewed and compared specific financial and operating data relating to Magnum Hunter and NuLoch with selected companies that BMO deemed comparable to Magnum Hunter and NuLoch, respectively, based on its experience in the oil and gas exploration and production industry.

With respect to NuLoch, BMO reviewed the public stock market trading multiples for the following oil and gas exploration and production companies, which BMO selected because of their generally similar size, regional focus and relatively comparable reserve portfolios. The companies selected were as follows:

•	Brigham Exploration Company

•	Kodiak Oil & Gas Corporation

•	Legacy Oil + Gas Inc.

•	Midway Energy Ltd.

•	Northern Oil & Gas, Inc.

•	Oasis Petroleum Inc.

•	Painted Pony Petroleum Ltd.

•	Renegade Petroleum Ltd.

•	Second Wave Petroleum Inc.

•	WestFire Energy Ltd.

•	Wild Stream Exploration Inc.

Using publicly available information, BMO calculated and analyzed enterprise value multiples of each comparable company’s proved reserves and latest daily production, adjusted for acquisition and divestiture activity, and projected 2011 EBITDAX based on estimates published by First Call of independent equity research analysts. In addition, BMO calculated and analyzed equity value multiples for each company’s projected 2011 discretionary cash flow per share based on estimates published by First Call of independent equity research analysts. All reserve data for comparable companies is based on net reserve and production amounts calculated by applying each company’s respective recent quarterly royalty rate to gross reserve and production amounts. The enterprise value of each comparable company was obtained by adding its outstanding debt to the sum of the fully-diluted market value of its common stock using its stock price as of January 18, 2011, the book value of any preferred stock and the book value of any minority interest minus its cash balance, as appropriate. BMO calculated the enterprise value multiples of proved reserves and latest daily production by dividing each company’s calculated enterprise value by its proved reserves and latest daily production, respectively. BMO calculated the equity value multiples by dividing each company’s calculated equity value by its discretionary cash flow for 2011. The results of the NuLoch comparable company analysis are summarized below:

	Multiple Range of Comparable
	Companies of NuLoch:
	Low		Median		High

Enterprise Value as a Multiple of:
2011 Estimated EBITDAX	4.1	x	9.2	x	13.4	x
Proved Reserves ($/Boe)	$50.52		$84.49		$251.07
Current Daily Production ($/Boe/d)	$82,230		$197,981		$426,062
Equity Value as a Multiple of:
2011 Estimated Discretionary Cash Flow	5.3	x	8.9	x	13.1x

The following table sets forth the estimates of NuLoch management and published estimates by independent equity research analysts for NuLoch for estimated EBITDA, proved reserves, daily production and estimated discretionary cash flow:

	NuLoch @ C$2.50 Consideration
	Management		Analyst
	Estimates		Estimates

Enterprise Value as a Multiple of:
2011 Estimated EBITDAX	7.9	x	8.8	x
9/30/2010 Proved Reserves ($/Boe)	$74.83		$74.83
12/31/2010 Estimated Proved Reserves ($/Boe)	$52.27		$52.27
Current Daily Production ($/Boe/d)	$200,441		$200,441
Enterprise Value as a Multiple of:
2011 Estimated Discretionary Cash Flow	8.5	x	9.9x

BMO selected the comparable companies listed above because their business and operating profiles were reasonably similar to that of NuLoch. However, because of the inherent differences between the business, operations and prospects of NuLoch and those of the selected comparable companies, BMO believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, BMO also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of NuLoch and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degrees of operational risk between NuLoch and the selected companies included in the comparable company analysis. Based upon these judgments, BMO selected enterprise value multiple ranges of (i) $70.00 to $90.00 per proved barrel of oil equivalent, (ii) $175,000 to $250,000 per barrel of oil equivalent of daily production, and (iii) 7.5x to 9.0x for 2011 estimated EBITDAX. In addition, BMO selected equity value multiple ranges of 7.5x to 9.0x for 2011 estimated discretionary cash flow.

With respect to Magnum Hunter, BMO reviewed the public stock market trading multiples for the following oil and gas exploration and production companies, which BMO selected because of their generally similar size, regional focus and relatively comparable reserve portfolios. The companies selected were as follows:

•	Brigham Exploration Company

•	GeoResources, Inc.

•	Gulfport Energy Corporation

•	Kodiak Oil & Gas Corporation

•	Northern Oil & Gas, Inc.

•	Oasis Petroleum Inc.

•	Resolute Energy Corporation

•	Rex Energy Corporation

•	Rosetta Resources Inc.

•	SM Energy Company

•	Warren Resources, Inc.

Using publicly available information, BMO calculated and analyzed enterprise value multiples of each comparable company’s proved reserves and latest daily production, adjusted for acquisition and divestiture activity, and projected 2011 EBITDAX based on estimates published by First Call of independent equity research analysts. In addition, BMO calculated and analyzed equity value multiples for each company’s projected 2011 discretionary cash flow per share based on estimates published by First Call of independent equity research analysts. The enterprise value of each comparable company was obtained by adding its outstanding debt to the sum of the market value of its common stock using its stock price as of January 18, 2011, the book value of any preferred stock and the book value of any minority interest minus its cash balance, as appropriate. BMO calculated the enterprise value multiples of proved reserves and latest daily production by dividing each company’s calculated enterprise value by its proved reserves and latest daily production, respectively. BMO calculated the equity value multiples by dividing each company’s calculated equity value by its discretionary cash flow for 2011. The results of the Magnum Hunter comparable company analysis are summarized below:

	Multiple Range of Comparable
	Companies of Magnum Hunter:
	Low		Median		High

Enterprise Value as a Multiple of:
2011 Estimated EBITDAX	6.8	x	9.1	x	13.4	x
Proved Reserves ($/Boe)	$18.96		$38.99		$251.07
Current Daily Production ($/Boe/d)	$51,103		$167,131		$415,445
Equity Value as a Multiple of:
2011 Estimated Discretionary Cash Flow	6.3	x	9.6	x	13.1x

The following table sets forth the estimates of Magnum Hunter management and published estimates by independent equity research analysts for Magnum Hunter for estimated EBITDA, proved reserves, daily production and estimated discretionary cash flow:

	Magnum Hunter as of January 18, 2011
	Management Estimates				Analyst Estimates
			Pro				Pro
			Forma				Forma
	Standalone		for NGAS		Standalone		for NGAS

Enterprise Value as a Multiple of:
2011 Estimated EBITDAX	10.3	x	10.3	x	19.6	x	17.7	x
12/31/2010 Proved Reserves ($/Boe)	$58.53		$34.24		$58.53		$34.24
Current Daily Production ($/Boe/d)	$287,067		$212,510		$287,067		$212,510
Enterprise Value as a Multiple of:
2011 Estimated Discretionary Cash Flow	9.1	x	8.6	x	19.1	x	15.8x

BMO selected the comparable companies listed above because their business and operating profiles were reasonably similar to that of Magnum Hunter. However, because of the inherent differences between the business, operations and prospects of Magnum Hunter and those of the selected comparable companies, BMO believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, BMO also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Magnum Hunter and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degrees of operational risk between Magnum Hunter and the selected companies included in the comparable company analysis. Based upon these judgments, BMO selected enterprise value multiple ranges of (i) $40.00 to $60.00 per proved barrel of oil equivalent, (ii) $175,000 to $250,000 per barrel of oil equivalent of daily production, and (iii) 9.0x to 11.0x for 2011 estimated EBITDAX. In addition, BMO selected equity value multiple ranges of 9.0x to 11.0x for 2011 estimated discretionary cash flow.

Based upon the implied valuations for each of Magnum Hunter and NuLoch derived as described above, BMO calculated a range of implied exchange ratios of a share of Magnum Hunter common stock for each

NuLoch share, both on a stand-alone basis for Magnum Hunter and for Magnum Hunter pro forma for its announced acquisition of NGAS. BMO then compared these ranges of implied exchange ratios to the agreed upon exchange ratio in the arrangement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share.

For each of these analyses, BMO calculated the implied exchange ratios by dividing (i) the low end of each implied equity value of Magnum Hunter by the high end of each implied equity value of NuLoch and (ii) the high end of each implied equity value of Magnum Hunter by the low end of each implied equity value of NuLoch, which are set forth in the following table:

Range of Implied Exchange Ratio
	Magnum Hunter Standalone	Pro Forma for NGAS

Enterprise Value as a Multiple of:
First Call 2011 Estimated EBITDAX	0.5594x − 0.8700x	0.5141x − 0.8185x
Management 2011 Estimated EBITDAX	0.2799x − 0.4174x	0.2817x − 0.4262x
Equity Value as a Multiple of:
First Call 2011 Estimated Discretionary Cash Flow	0.4150x − 0.5980x	0.3474x − 0.5012x
Management 2011 Estimated Discretionary Cash Flow	0.2346x − 0.3398x	0.2230x − 0.3233x
Enterprise Value as a Multiple of:
Proved Reserves	0.2766x − 0.5708x	0.1484x − 0.3007x
Management Projected Proved Reserves	0.4054x − 0.8324x	0.2175x − 0.4385x
Current Production	0.3308x − 0.7105x	0.2316x − 0.4975x

BMO noted that the implied exchange ratios implied by BMO’s comparable companies analysis were in line with, or in excess of, the agreed upon exchange ratio pursuant to the arrangement agreement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share.

Net Asset Valuation Analysis

BMO estimated the present value of the future after-tax cash flows expected to be generated from each company’s proved developed and proved undeveloped reserves, based on reserve, production and capital cost estimates as provided by Magnum Hunter and NuLoch, in addition to the value of non-reserve assets and liabilities for each company. The net asset value was determined using a range of discount rates and assuming a tax rate deemed appropriate by BMO. The net asset valuation analysis was performed under three commodity price scenarios (Case I, Case II and Case III), which are described below, and utilized a combination of realized prices and New York Mercantile Exchange, or NYMEX, commodity prices as of January 18, 2011 as adjusted for commodity price differentials based on Magnum Hunter and NuLoch management and reserve report estimates.

All pricing and differential assumptions were applied consistently to each reserve category across each of the three commodity price scenarios. Certain of the natural gas and oil price forecasts employed by BMO were based on NYMEX price forecasts (Henry Hub, Louisiana delivery for natural gas and West Texas Intermediate, Cushing, Oklahoma delivery for oil) to which adjustments were made to reflect location of the assets as compared to the price benchmark location including the cost to transport the oil and natural gas and quality differentials relative to the grade of the oil and natural gas. NYMEX gas price quotations stated in heating value equivalents per million British Thermal Units, or MMBtu, were adjusted to reflect the value per thousand cubic feet, or Mcf, of gas. NYMEX oil price quotations are stated in dollars per barrel, or Bbl, of crude oil.

The following table summarizes the natural gas and oil price forecasts BMO employed to estimate future after-tax cash flows for each of the reserve categories BMO considered for Magnum Hunter and NuLoch.

	1/1/11 to
	1/18/11	1/19/11 to
	Actual	12/31/11	2012E	2013E	2014E	Thereafter

Oil — West Texas Intermediate ($/Bbl)
Case I	$90.48	$80.00	$80.00	$80.00	$80.00	$80.00
Case II	$90.48	$110.00	$110.00	$110.00	$110.00	$110.00
Case III	$90.48	$94.59	$96.11	$95.29	$94.80	$94.80
Gas — Henry Hub ($/MMBtu)
Case I	$4.48	$5.00	$5.00	$5.00	$5.00	$5.00
Case II	$4.48	$7.00	$7.00	$7.00	$7.00	$7.00
Case III	$4.48	$4.61	$5.05	$5.28	$5.47	$5.47

The value of the non-proved resource potential in the net asset valuation analysis for NuLoch represented approximately 61% to 67% of total enterprise value, respectively.

The value of the non-proved resource potential and other assets not related to oil and gas development in the net asset valuation analysis for Magnum Hunter represented approximately 73% to 74% of total enterprise value, excluding pro forma effects for Magnum Hunter’s acquisition of NGAS, and 67% to 69% of total enterprise value, including pro forma effects for Magnum Hunter’s acquisition of NGAS, respectively.

Based upon the implied valuations for each of Magnum Hunter and NuLoch derived as described above, BMO calculated a range of implied exchange ratios of a share of Magnum Hunter common stock for each NuLoch share, both on a stand-alone basis for Magnum Hunter and for Magnum Hunter pro forma for its acquisition of NGAS. BMO then compared these ranges of implied exchange ratios to the agreed upon exchange ratio in the arrangement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share.

For each of these analyses, BMO calculated the implied exchange ratios by dividing (i) the low end of each implied equity value of Magnum Hunter by the high end of each implied equity value of NuLoch and (ii) the high end of each implied equity value of Magnum Hunter by the low end of each implied equity value of NuLoch, which are set forth in the following table:

Range of Implied Exchange Ratio
	Magnum Hunter Standalone	Pro Forma for NGAS

Case I	0.1400x − 0.5995x	0.1333x − 0.5741x
Case II	0.1637x − 0.5835x	0.1526x − 0.5389x
Case III	0.1526x − 0.6051x	0.1447x − 0.5751x

BMO noted that the implied exchange ratios implied by BMO’s comparable companies analysis were in line with, or in excess of, the agreed upon exchange ratio pursuant to the arrangement agreement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share.

Comparable Transaction Analysis

BMO reviewed and compared the purchase prices and financial multiples paid in selected other transactions in the oil and gas industry that BMO deemed relevant, based on its experience with merger and acquisition transactions. BMO chose such transactions based on, among other things, the similarity of the applicable target companies and assets in the transactions to NuLoch with respect to size and asset characteristics as determined by location and type of oil and gas assets.

The following table sets forth the transactions analyzed based on such characteristics:

Month and Year
Announced	Target	Acquiror

December 2010	Anschutz Exploration Corporation	Occidental Petroleum Corporation
November 2010	TRZ Energy, LLC	Hess Corporation
November 2010	Private Company	Williams Companies, Inc.
September 2010	Peak Energy Resources LLC	Enerplus Resources Fund
June 2010	Ryland Oil Corporation	Crescent Point Energy Corporation
October 2009	S.E. Saskatchewan Assets	Legacy Reserves LP
August 2009	Wave Energy	Crescent Point Energy Corporation
August 2009	TriStar Oil and Gas Ltd.	PetroBakken Energy Ltd.
July 2009	S.E. Saskatchewan Assets	Legacy Reserves LP
March 2009	Crescent Point Energy Corporation/Tristar Oil and Gas Ltd.	Shelter Bay
July 2008	Undisclosed	XTO Energy Inc.
May 2008	Headington Oil Company	XTO Energy Inc.

Using publicly available information, BMO calculated and analyzed enterprise multiples for proved reserves and latest daily production of the target companies in the comparable transactions. BMO calculated the enterprise value multiples of proved reserves and latest daily production by dividing each transaction’s value by the disclosed proved reserves and latest daily production, respectively. The results of the comparable transaction analysis are summarized below.

	Multiple Range of Comparable Transactions
	Low	Median	High

Enterprise Value as a Multiple of:
Proved Reserves ($/Boe)	$27.02	$49.87	$184.82
Current Daily Production ($/Boe/d)	$125,512	$220,569	$1,001,124

The reasons for and the circumstances surrounding each of the selected comparable transactions analyzed were diverse and there are inherent differences between the businesses, operations, financial conditions and prospects of NuLoch and the companies included in the comparable transaction analysis. Accordingly, BMO believed that a purely quantitative comparable transaction analysis would not be particularly meaningful in the context of considering the arrangement. BMO therefore made qualitative judgments concerning differences between the characteristics of the selected comparable transactions and the arrangement that would affect the acquisition values of the selected target companies and NuLoch.

Based upon these judgments, BMO selected enterprise value multiple ranges of $70.00 to $90.00 per proved barrel of oil equivalent and $200,000 to $250,000 per barrel of oil equivalent of daily production. Utilizing these multiple ranges, the comparable transaction analysis implied an equity value range for NuLoch of C$2.37 to C$4.18 per share.

Research Analyst Price Targets

BMO evaluated the publicly available price targets of NuLoch and Magnum Hunter published by independent equity research analysts. The independent equity research analyst target prices evaluated for NuLoch ranged from C$2.10 per share to C$2.50 per share, and BMO advised the Magnum Hunter board of directors of all of these target prices, with an average of C$2.26 per share and median of C$2.23 per share. The independent equity research analyst target prices evaluated for Magnum Hunter ranged from $4.80 per share to $10.00 per share, and BMO advised the Magnum Hunter board of directors of all of these target prices, with an average of $7.96 per share and median of $8.38 per share.

Premiums Analysis

BMO reviewed certain publicly available information related to selected corporate transactions to calculate the amount of the premiums paid by the acquirers to the acquired companies’ stockholders. BMO analyzed selected North American exploration and production transactions announced since January 1, 2009. BMO selected these transactions because they involved companies with operations and businesses that are reasonably similar to those of NuLoch. The transactions considered and the announcement month and year are listed below.

Month and Year
Announced	Target	Acquiror

November 2010	Encore Energy Partners LP	Vanguard Natural Resources, LLC
November 2010	Atlas Energy, Inc.	Chevron Corporation
September 2010	Great Plains Exploration Inc.	Avenir Diversified Income Trust
September 2010	Excelsior Energy Ltd.	Athabasca Oil Sands Corporation
July 2010	American Oil & Gas Inc.	Hess Corporation
July 2010	Monterey Exploration Ltd.	Pengrowth Energy Corporation
June 2010	Ryland Oil Corporation	Crescent Point Energy Corporation
June 2010	Storm Exploration Inc.	ARC Energy Trust
May 2010	Redcliffe Exploration Inc.	Paramount Resources Ltd.
May 2010	Iteration Energy Ltd.	Storm Ventures International Inc.
April 2010	Mariner Energy, Inc.	Apache Corporation
April 2010	Arena Resources, Inc.	SandRidge Energy, Inc.
March 2010	West Energy Ltd.	Daylight Resources Trust
February 2010	Canext Energy Ltd.	One Exploration Inc.
January 2010	Result Energy Inc.	PetroBakken Energy Ltd.
January 2010	Berens Energy Ltd.	PetroBakken Energy Ltd.
December 2009	XTO Energy, Inc.	Exxon Mobil Corporation
November 2009	Stonefire Energy Corporation	Angle Energy Inc.
November 2009	Encore Acquisition Company	Denbury Resources, Inc.
October 2009	Harvest Energy Trust	Korea National Oil Corporation
October 2009	Breaker Energy Ltd.	NAL Oil & Gas Trust
September 2009	Parallel Petroleum Corporation	Apollo Group, Inc.
August 2009	Highpine Oil & Gas Ltd.	Daylight Resources Trust
August 2009	Buffalo Resources Corporation	Twin Butte Energy Ltd.
August 2009	TriStar Oil & Gas Ltd.	PetroBakken Energy Ltd.
June 2009	Grey Wolf Exploration Inc.	Insignia Energy Ltd.
March 2009	Profound Energy, Inc.	Paramount Trust Trust
March 2009	Alberta Clipper Energy Inc.	NAL Oil & Gas Trust
March 2009	Reece Exploration Corporation	Penn West Energy Trust
March 2009	Masters Energy Inc.	Zargon Energy Trust
February 2009	TUSK Energy Corporation	TIAA-CREF

For each of precedent transactions analyzed, BMO calculated the premiums paid by the acquirer by comparing the per share purchase price in each transaction to the historical stock price of the acquired company as of 1 day, 5 days and 30 days prior to the announcement date. BMO compared the premiums paid in precedent transactions to the premium levels using the exchange ratio pursuant the arrangement agreement based on closing prices as of January 18, 2011. The table below sets forth the summary results of the analysis:

	Percentage Premium/(Discount) to the Closing Price Prior to Transaction Announcement
	1 Day	5 Days	30 Days

Selected North American E&P Transactions Greater than $25 million Since January 1, 2009
75th Quartile	35.8%	45.4%	46.4%
Mean	30.1%	36.9%	37.1%
Median	25.1%	30.1%	36.1%
25th Quartile	9.6%	16.8%	19.0%
Implied Premium Based on the C$2.50 per Share Consideration Implied by the Exchange Ratio in the Proposed Transaction (as of January 18, 2011)	22.5%	22.1%	25.6%

Historical Exchange Ratio Analysis

BMO derived implied historical share exchange ratios by dividing the closing price of NuLoch common stock by the closing price of Magnum Hunter common stock for the period from January 1, 2010 to January 18, 2011. BMO utilized the daily historical exchange rate between the United States dollar and Canadian dollar. BMO analyzed the exchange ratio of the closing share price for NuLoch to the closing share price of Magnum Hunter as of January 18, 2011. BMO also analyzed the exchange ratio of NuLoch’s 52-week high and 52-week low common stock trading prices, respectively, to Magnum Hunter’s 52-week high and 52-week low common stock trading prices, respectively, as of January 18, 2011. In addition, BMO reviewed the exchange ratio of the closing share prices for Magnum Hunter and NuLoch based on 30-day, 3-month, 6-month and 1-year averages, respectively, as of January 18, 2011. This analysis implied exchange ratios ranging from 0.2452 to 0.7354 shares of Magnum Hunter common stock per NuLoch share as compared to the exchange ratio in the proposed arrangement of 0.3304.

Contribution Analysis

BMO performed a contribution analysis in which it analyzed and compared the relative implied contribution of Magnum Hunter and NuLoch to the combined company on a percentage basis based on:

•	2011 EBITDAX based on (i) estimates provided by Magnum Hunter and NuLoch management and (ii) estimates published by First Call of independent equity research analysts,

•	2011 discretionary cash flow based on (i) estimates provided by Magnum Hunter and NuLoch management and (ii) estimates published by First Call of independent equity research analysts,

•	estimated proved reserves as of December 31, 2010 for Magnum Hunter, and as of September 30, 2010 for NuLoch,

•	management projected estimated proved reserves as of December 31, 2010 for NuLoch, and

•	current daily production as of December 31, 2010 for Magnum Hunter and January 18, 2011 for NuLoch.

The following table summarizes the results of this analysis excluding any pro forma effects for Magnum Hunter’s acquisition of NGAS:

	Contribution %
	Magnum		Implied
	Hunter		Exchange
	Standalone	NuLoch	Ratio

2011 Estimated EBITDAX
Management Estimates	66%	34%	0.4248	x
First Call Analyst Estimates	53%	47%	0.7627	x
2011 Estimated Discretionary Cash Flow
Management Estimates	65%	35%	0.3433	x
First Call Analyst Estimates	51%	49%	0.6183	x
Proved Reserves(a)
NuLoch Proved Reserves as of September 30, 2010	76%	24%	0.2536	x
NuLoch Estimated Proved Reserves as of December 31, 2010	69%	31%	0.3648	x
Current Production	64%	36%	0.4716	x

(a)	Percentages based on estimated proved reserves of Magnum Hunter as of December 31, 2010

The following table summarizes the results of this analysis including any pro forma effects for Magnum Hunter’s acquisition of NGAS:

	Contribution %
	Magnum
	Hunter		Implied
	Pro Forma		Exchange
	for NGAS	NuLoch	Ratio

2011 Estimated EBITDAX
Management Estimates	69%	31%	0.4310	x
First Call Analyst Estimates	59%	41%	0.6919	x
2011 Estimated Discretionary Cash Flow
Management Estimates	69%	31%	0.3262	x
First Call Analyst Estimates	58%	42%	0.5130	x
Proved Reserves(a)(b)
NuLoch Proved Reserves as of September 30, 2010	86%	14%	0.1501	x
NuLoch Estimated Proved Reserves as of December 31, 2010	82%	18%	0.2125	x
Current Production	73%	27%	0.3458	x

(a)	Based on estimated proved reserves of Magnum Hunter as of December 31, 2010

(b)	Based on estimated proved reserves of NGAS as of December 31, 2009

These implied exchange ratios were then compared to the exchange ratio in the proposed arrangement of 0.3304 shares of Magnum Hunter common stock for each NuLoch share.

General

BMO is an internationally recognized investment banking and advisory firm engaged in a wide range of businesses, including investment and commercial banking, lending, asset management and other financial and non financial services. Magnum Hunter’s board of directors selected BMO because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, knowledge of the industries in which Magnum Hunter operates, as well as substantial experience in transactions comparable to the proposed arrangement and familiarity with Magnum Hunter specifically.

Pursuant to the terms of the engagement letter between Magnum Hunter and BMO, Magnum Hunter has agreed to pay BMO a fairness opinion fee of $750,000 payable upon delivery of BMO’s opinion to the Magnum Hunter board of directors and an additional fee of up to approximately $2.8 million payable if the transaction is consummated. In addition, Magnum Hunter has agreed to reimburse BMO for a portion of its reasonable expenses incurred in connection with the proposed arrangement and to indemnify BMO for certain liabilities that may arise out of its engagement by the Magnum Hunter board of directors and the rendering of its opinion.

As part of its investment banking business, BMO has performed various investment and commercial banking services for Magnum Hunter and NuLoch in the past and has received customary fees for such services. Bank of Montreal is currently the administrative agent and lender under Magnum Hunter’s credit facility as well as a counterparty to Magnum Hunter’s commodity derivatives. Bank of Montreal is also the sole lender to NuLoch’s credit facility. In addition, BMO is acting as Magnum Hunter’s financial advisor on the announced acquisition of NGAS on December 27, 2010. In the ordinary course of its business, BMO actively trades in the equity securities of Magnum Hunter and NuLoch for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. BMO expects to perform investment banking and financial services for Magnum Hunter and its affiliates in the future and expects to receive customary fees for such services.

The Exchange Ratio

The exchange ratio of 0.3304 was calculated based on an agreed to value of CAD $2.50 per NuLoch share which was divided by the volume weighted average per share price of Magnum Hunter common stock for the seven-day period ended on (and including) the date immediately prior to the date the arrangement agreement was executed, or $7.63 per share (as adjusted to account for applicable currency exchange rates). The exchange ratio will not be adjusted for any subsequent changes in market prices of Magnum Hunter common stock or NuLoch shares prior to the closing of the arrangement.

Securities to be Issued by Magnum Hunter and Exchangeco in the Arrangement

Pursuant to the arrangement, holders of NuLoch shares who are residents of Canada or a Canadian partnership for purposes of the Income Tax Act (Canada) will receive, at the holder’s election:

•	a number of exchangeable shares of Exchangeco equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio,

•	a number of shares of Magnum Hunter common stock equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio, or

•	a combination of exchangeable shares and shares of Magnum Hunter common stock as described above.

Pursuant to the arrangement, holders of NuLoch shares who are non-Canadian residents will receive a number of shares of Magnum Hunter common stock equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio.

Magnum Hunter has agreed to use reasonable best efforts to file a registration statement on Form S-3 (or other applicable form) with the SEC in order to register under the Securities Act the issuance from time to time of the shares of Magnum Hunter common stock in exchange for the exchangeable shares. If such registration statement has not been declared effective by the SEC by the effective time of the arrangement, then all NuLoch securityholders shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement.

The Exchangeable Shares

The exchangeable shares will be exchangeable into Magnum Hunter common stock (on a share-for-share basis) and will carry voting and dividend/distribution rights which are designed to put holders of the exchangeable shares in the same functional and economic position as holders of Magnum Hunter common stock. Any exchangeable shares not previously exchanged may, at the direction of the Exchangeco board of directors, be automatically exchanged for Magnum Hunter common stock on a date no earlier than the one year anniversary of the closing date of the arrangement, subject to applicable law, unless the Company exchanges them earlier upon the occurrence of certain events.

Completion of the Arrangement

Under the Business Corporations Act (Alberta), the arrangement requires approval by the Court of Queen’s Bench of Alberta. Assuming such approval is obtained, and the other conditions to closing contained in the arrangement agreement are satisfied or waived, it is anticipated that the following will occur substantially simultaneously:

•	articles of arrangement for NuLoch will be filed with the Registrar under the Business Corporations Act (Alberta) and a proof of filing will be issued to give effect to the arrangement;

•	the voting and exchange trust agreement and the exchangeable share support agreement (as described under “Description of Exchangeable Shares and Related Agreements”) will be executed and delivered;

•	the certificate of designation, preferences and rights of the special voting preferred stock of Magnum Hunter (as described under “Description of Magnum Hunter Capital Stock”) will be filed with the Secretary of State of the State of Delaware; and

•	the various other documents necessary to consummate the arrangement will be executed and delivered.

The closing of the arrangement will take place not later than the third business day after the satisfaction or waiver of the last condition to be satisfied or waived (other than conditions that, by their terms, cannot be satisfied until the closing date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the closing date) or any other time agreed to in writing by Magnum Hunter and NuLoch. It is currently anticipated that the transaction will close on or about [April 29], 2011.

Approvals Required for the Arrangement

Competition Act (Canada)

Part IX of the Competition Act (Canada), which is referred to in this proxy statement as the Competition Act, requires that, subject to certain limited exceptions, the Commissioner of Competition be notified of certain classes of transactions that exceed the thresholds set out in Sections 109 and 110 of the Competition Act, which are referred to in this proxy statement as notifiable transactions, by the parties to the arrangement. The transactions contemplated by the arrangement do not meet these thresholds and thus, the arrangement is not a notifiable transaction.

Whether or not a “merger” (as such term is defined under the Competition Act) is subject to notification under Part IX of the Competition Act, the Commissioner of Competition can apply to the Competition Tribunal for a remedial order under Section 92 of the Competition Act at any time before the merger has been completed or, if completed, within one year after it was substantially completed, provided, that (except in limited circumstances) the Commissioner of Competition did not issue an advance ruling certificate in respect of the merger. On application by the Commissioner of Competition under Section 92 of the Competition Act, but subject to an efficiencies defense, the Competition Tribunal may, where it finds that the merger prevents or lessens, or is likely to prevent or lessen, competition substantially, order that the merger not proceed or, if completed, order its dissolution or the disposition of some of the assets or shares involved in such merger. In addition to, or in lieu thereof, with the consent of the person against whom the order is directed and the Commissioner of Competition, the Competition Tribunal can order a person to take any other action.

Court of Queen’s Bench of Alberta

The arrangement requires approval by the Court of Queen’s Bench of Alberta, which is sometimes referred to in this proxy statement as the Court, under the Business Corporations Act (Alberta). NuLoch expects to request on or about March 25, 2011 the interim order of the Court providing for the calling and holding of the special meeting of NuLoch securityholders for purposes of approving the arrangement and other procedural matters.

Subject to the approval of the arrangement by NuLoch securityholders and the approval of the MHR Stock Issuance in connection with the arrangement by Magnum Hunter common stockholders, the hearing in respect of the final order is expected to take place on [April 29], 2011 at the Court at the Calgary Courts Centre, 601 — 5 Street S.W., Calgary, Alberta T2P 5P7, or as soon thereafter as is reasonably practicable. The Court will consider, among other things, the fairness and reasonableness of the arrangement and the rights of every person affected. The Court may approve the arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court deems fit.

If the final order of the Court is granted and the other conditions for the completion of the arrangement have been satisfied, NuLoch will file articles of arrangement with the Registrar under the Business Corporations Act (Alberta), which will give effect to the arrangement.

Although Magnum Hunter’s objective is to have the effective date of the arrangement occur as soon as possible after the Meeting, the effective date could be delayed for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the final order or any delay in obtaining any required approvals. Magnum Hunter and NuLoch may terminate the arrangement agreement, whereby the arrangement will not become effective, and such termination may occur, without prior notice to, or action on the part of, a stockholder. See “The Arrangement Agreement — Termination of the Arrangement Agreement” beginning on page 59 of this proxy statement.

SEC Registration Statement

Magnum Hunter has agreed to use reasonable best efforts to file a registration statement on Form S-3 (or other applicable form) with the SEC in order to register under the Securities Act the issuance from time to time of the shares of Magnum Hunter common stock in exchange for the exchangeable shares. If such registration statement has not been declared effective by the SEC by the effective time of the arrangement, then all NuLoch securityholders shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement.

Challenges by Governmental and Other Entities

Notwithstanding the approval of the arrangement by the Court, there can be no assurance that any other governmental or other entities will not challenge the arrangement on antitrust or competition grounds and, if such a challenge is made, there can be no assurance as to its result.

Other Governmental Approvals

Magnum Hunter and NuLoch have agreed to use their reasonable commercial efforts to obtain all regulatory approvals required to consummate the arrangement. Neither Magnum Hunter nor NuLoch is aware of any material governmental approvals or actions that are required for completion of the arrangement other than those described above. It is presently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought.

Accounting Treatment of the Arrangement

The arrangement will be accounted for as an acquisition of a business. Magnum Hunter will record net tangible and identifiable intangible assets acquired and liabilities assumed from NuLoch at their respective fair values at the date of the completion of the arrangement. Any excess of the purchase price, which will equal the market value, at the date of the completion of the arrangement, of the Magnum Hunter common stock (including the Magnum Hunter common stock issuable upon exchange of the exchangeable shares) issued as consideration for the arrangement, over the net fair value of such assets and liabilities will be recorded as goodwill.

The financial condition and results of operations of Magnum Hunter after completion of the arrangement will reflect NuLoch’s balances and results after completion of the arrangement but will not be restated retroactively to reflect the historical financial condition or results of operations of NuLoch. The earnings of Magnum Hunter following the completion of the arrangement will reflect acquisition accounting adjustments, including the effect of changes in the carrying value of NuLoch’s assets and liabilities on depreciation and amortization expense. Intangible assets with indefinite useful lives and goodwill, if any, will not be amortized but will be tested for impairment at least annually, and all assets including goodwill will be tested for impairment when certain indicators are present. If, in the future, Magnum Hunter determines that tangible or intangible assets (including goodwill) are impaired, Magnum Hunter would record an impairment charge at that time.

Treatment of Outstanding NuLoch Stock Options and Compensation Options

At closing, each outstanding NuLoch stock option, whether or not exercisable or vested, will, at the election of the holder, either: (1) be exercised by the holder for NuLoch shares in accordance with the terms of the option and any NuLoch stock option that is not so exercised will be deemed to be surrendered and transferred to NuLoch for no additional consideration, or (2) be treated as follows: (i) each NuLoch stock option with an exercise price less than or equal to the Weighted Average Trading Price (as such term is defined in the plan of arrangement) of the NuLoch shares will be surrendered and transferred to NuLoch for a number of NuLoch shares equal to the NuLoch Share Settlement Amount (as such term is defined in the plan of arrangement, but generally being a number of NuLoch shares having a value equal to the “in-the-money” amount of such NuLoch stock options); and (ii) each NuLoch stock option with an exercise price that is greater than the Weighted Average Trading Price of the NuLoch shares will be deemed to be surrendered and transferred to NuLoch for no additional consideration. A holder of NuLoch shares so acquired will receive shares of Magnum Hunter common stock and/or exchangeable shares on the same basis as described above.

In addition, provided that the closing occurs prior to May 31, 2011, each outstanding NuLoch compensation option that is not exercised as of the effective time will be converted into options that entitle the holders thereof to acquire that number of shares of Magnum Hunter common stock (in lieu of NuLoch shares) as the holder would have been entitled to pursuant to the plan of arrangement if such holder had exercised such compensation option immediately prior to the effective time.

No Appraisal Rights

Magnum Hunter stockholders will not have any appraisal or dissenters’ rights associated with the matters we have scheduled for a vote at the Meeting.

Listing of Magnum Hunter Common Stock

Application will be made to have the shares of Magnum Hunter common stock (including the shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of Exchangeco) to be issued in connection with the arrangement approved for listing on the NYSE, where Magnum Hunter common stock is currently traded, but such shares are not expected to be listed on the Toronto Stock Exchange, the TSX Venture Exchange or any other Canadian securities exchange. The exchangeable shares of Exchangeco will not be listed on any securities exchange.

Governance After the Arrangement

Magnum Hunter has agreed to, within one year following the closing of the arrangement, cause R. Glenn Dawson, the President and CEO of NuLoch, to be elected or appointed to the Magnum Hunter board of directors, subject to satisfaction of all legal and governance requirements regarding service as a director of Magnum Hunter, including requisite action by the nominating committee of the Magnum Hunter board of directors.

Ongoing Canadian Reporting Requirements

NuLoch is a reporting issuer in each of the provinces of Canada. Magnum Hunter is not currently a reporting issuer in any jurisdiction in Canada. Magnum Hunter will become a reporting issuer in each of the provinces of Canada by virtue of the completion of the arrangement with NuLoch. Magnum Hunter may also become a reporting issuer in the province of British Columbia by virtue of the completion of the NGAS acquisition. Pursuant to Canada’s National Instrument 71-102, Magnum Hunter will be generally exempt from Canadian financial and other continuous and timely reporting requirements, including the requirement for insiders of Magnum Hunter to file reports with respect to transactions in Magnum Hunter securities, provided Magnum Hunter complies with the requirements of U.S. securities laws and U.S. market requirements in respect of all financial and other continuous and timely reporting matters and Magnum Hunter files with applicable Canadian securities regulators copies of its documents filed with or furnished to the SEC under the Exchange Act. However, Canada’s National Instrument 71-102 does not provide an exemption from the Canadian standards for oil and gas activities disclosure set out in Canada’s National Instrument 51-101 — Standards of Disclosure for Oil and Gas Activities, and as a result, Magnum Hunter will have to comply with such requirements following the completion of the arrangement unless it obtains exemptive relief from such requirements.

THE ARRANGEMENT AGREEMENT

The following is a summary of the material terms and conditions of the arrangement agreement. This summary may not contain all the information about the arrangement agreement that is important to you. This summary is qualified in its entirety by reference to the arrangement agreement attached as Annex A to, and incorporated by reference into, this proxy statement. You are encouraged to read the arrangement agreement carefully and in its entirety because it is the legal document that governs the arrangement.

Explanatory Note Regarding the Arrangement Agreement and the Summary of the Arrangement Agreement: Representations, Warranties and Covenants in the Arrangement Agreement Are Not Intended to Function or Be Relied on as Public Disclosures

The arrangement agreement and the summary of its terms in this proxy statement have been included to provide information about the terms and conditions of the arrangement agreement. The terms and information in the arrangement agreement are not intended to provide any other public disclosure of factual information about Magnum Hunter, NuLoch or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the arrangement agreement are made by Magnum Hunter and NuLoch only for the purposes of the arrangement agreement and were qualified and subject to certain limitations and exceptions agreed to by Magnum Hunter and NuLoch in connection with negotiating the terms of the arrangement agreement. In particular, in your review of the representations and warranties contained in the arrangement agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the arrangement agreement and were negotiated for the purpose of allocating contractual risk between the parties to the arrangement agreement rather than to establish matters as facts. The representations and warranties may also be subject to a contractual standard of materiality or material adverse effect different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases may be qualified by disclosures made by one party to the other, which are not necessarily reflected in the arrangement agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the arrangement agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of Magnum Hunter, NuLoch or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this proxy statement.

The Arrangement

Under the terms of the arrangement agreement, Magnum Hunter, through Exchangeco, our newly-formed and indirect wholly-owned Canadian subsidiary, will acquire all of the issued and outstanding equity of NuLoch. The arrangement will involve an exchange of NuLoch shares to Exchangeco for shares of Magnum Hunter’s common stock, which we sometimes refer to in this proxy statement as the MHR shares, and exchangeable shares of Exchangeco, as described below. The proposed transaction will be implemented by way of the plan of arrangement attached as Exhibit B to the arrangement agreement. Holders of NuLoch shares who are residents of Canada or a Canadian partnership for purposes of the Income Tax Act (Canada) will receive, at the holder’s election:

(1) a number of exchangeable shares equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio of 0.3304,

(2) a number of MHR shares equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio, or

(3) a combination of exchangeable shares and MHR shares as described in clauses (1) and (2) above.

Holders of NuLoch shares who are non-Canadian residents will receive a number of MHR shares equal to the number of NuLoch shares so exchanged multiplied by the exchange ratio.

Magnum Hunter has agreed to use reasonable best efforts to file a registration statement on Form S-3 (or other applicable form) with the SEC in order to register under the Securities Act the issuance from time to time of the shares of Magnum Hunter common stock in exchange for the exchangeable shares. If such registration statement has not been declared effective by the SEC by the effective time of the arrangement, then all NuLoch securityholders shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement.

Closing

The closing of the arrangement will take place not later than the third business day after the satisfaction or waiver of the last condition to be satisfied or waived (other than conditions that, by their terms, cannot be satisfied until the closing date, but subject to the satisfaction or, where permitted, waiver of those conditions as of the closing date) or any other time agreed to in writing by Magnum Hunter and NuLoch. It is currently anticipated that the arrangement will close on or about [April 29], 2011.

Representations and Warranties

The arrangement agreement contains a number of representations and warranties made by both Magnum Hunter and NuLoch that are subject in some cases to exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a “material adverse effect”). See also “— Definition of Material Adverse Effect” beginning on page 57 of this proxy statement. Although sometimes different in form and scope, the mutual representations and warranties in the arrangement agreement relate to, among other things:

•	corporate existence, good standing and qualification to conduct business;

•	due authorization, execution, delivery and validity of the arrangement agreement;

•	governmental and third-party consents necessary to complete the arrangement;

•	absence of any conflict with organizational documents or any violation of agreements, laws or regulations as a result of the execution, delivery or performance of the arrangement agreement and completion of the arrangement;

•	capital structure;

•	subsidiaries;

•	securities filings and the absence of material misstatements or omissions from such filings;

•	absence of certain changes since September 30, 2010 through the date of the arrangement agreement, including changes that have had or would, individually or in the aggregate, reasonably be expected to have a material adverse effect;

•	compliance with laws and court orders;

•	litigation;

•	financial statements;

•	taxes;

•	properties;

•	environmental matters;

•	oil and gas operations;

•	title to oil and gas interests;

•	reserve reports;

•	lease and royalty obligations;

•	operating limitations;

•	production allowables and production penalties;

•	net profits and other interests;

•	expenses owed or delinquent;

•	revenues;

•	board of directors and shareholder approval; and

•	fees payable to financial advisors in connection with the arrangement.

NuLoch also makes representations and warranties relating to, among other things, absence of undisclosed material liabilities, intellectual property, employee benefit plans, labor and employment matters, material contracts, severance, change of control and retention agreements, insurance, preferential rights with respect to oil and gas interests, sale contracts, AFEs, imbalances, payout balances, condition of personalty, absence of non-arm’s length transactions, and the receipt of a fairness opinion from its financial advisor.

Magnum Hunter also makes representations and warranties relating to, among other things, its receipt of a financing commitment letter from BMO Capital Markets Corp. for Magnum Hunter’s proposed new credit facility, its lack of knowledge of material adverse events, facts or circumstances with respect to NGAS and that the MHR shares to be issued in the arrangement (including the MHR shares issuable upon exchange of the exchangeable shares, subject to the effectiveness of the Form S-3 registration statement) will be duly authorized, validly issued and non-assessable, and freely tradable if the final order approving the arrangement approves the issuance of the Magnum Hunter common stock to NuLoch’s securityholders pursuant to the plan of arrangement.

The representations and warranties in the arrangement agreement do not survive after the effective time of the arrangement. In addition, the arrangement agreement provides that if the NGAS acquisition closes on or prior to the closing date of the arrangement, the representations and warranties of Magnum Hunter will not be deemed to include any matters relating to NGAS, it subsidiaries, affiliates or their respective assets, businesses, operations or liabilities or other attributes.

Conduct of the Business of Magnum Hunter and NuLoch Pending the Completion of the Arrangement

Under the arrangement agreement, NuLoch has agreed that except as expressly contemplated or permitted by the arrangement agreement or with Magnum Hunter’s written approval, NuLoch and its subsidiaries are required to conduct their respective businesses in the ordinary course consistent with past practice and to use all reasonable commercial efforts to preserve intact their present business organizations, to maintain their rights, franchises, licenses and other authorizations issued by governmental entities and preserve their relationships with employees, customers, suppliers and others having business dealings with NuLoch and its subsidiaries to the end that their goodwill on ongoing businesses will not be impaired in any material respect at the effective time of the arrangement. Without limiting the generality of the foregoing, NuLoch has also agreed to certain restrictions on NuLoch’s and its subsidiaries’ activities certain of which are subject to exceptions described in the arrangement agreement, including restrictions on, among other things:

•	amending its organizational documents;

•	splitting, combining or reclassifying its capital stock, declaring, setting aside or paying any dividend or repurchasing any shares of NuLoch’s capital stock;

•	other than the issuance of NuLoch shares upon the exercise of NuLoch stock options or compensation options outstanding on the date of the arrangement agreement, issuing or selling any shares of its capital stock;

•	incurring capital expenditures, except for those capital expenditures made in accordance with and not in excess of the amounts contemplated by the arrangement agreement;

•	acquiring assets, securities, properties, interests or businesses;

•	selling, leasing, transferring or creating a lien on NuLoch’s assets, rights, securities, properties, interests or businesses, subject to certain exceptions, including sales pursuant to existing contracts or sales of hydrocarbon production in the ordinary course of business;

•	making, modifying or terminating any derivative agreement;

•	entering into, amending, modifying or terminating material contracts, or waiving, releasing or assigning material rights thereunder;

•	incurring indebtedness, subject to certain exceptions, including indebtedness expressly contemplated by the arrangement agreement and only to the extent consistent with the terms and conditions set forth therein, indebtedness of a subsidiary to NuLoch, or in connection with expenditures permitted under the arrangement agreement;

•	other than pursuant to an internal reorganization, adopting a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization;

•	entering into agreements or arrangements that would materially restrict the ability of NuLoch to conduct its business as it is presently being conducted or to engage in any type of activity or business;

•	except as required by applicable law or as expressly contemplated by the arrangement agreement or the plan of arrangement, (i) entering into, adopting, amending or terminating compensation or benefit plans for current or former employees or directors; (ii) increasing employee or director compensation other than as required by any NuLoch benefit plan in effect prior to the date of the arrangement agreement; (iii) increasing the rate of compensation for any independent consultant or contractor; (iv) entering into or renewing any agreement (other than a renewal occurring in accordance with the terms of a NuLoch benefit plan in effect prior to the date of the arrangement agreement) providing for the payment to any director, officer, employee, independent contractor or consultant of compensation or benefits contingent, or the terms of which are materially altered, upon (A) the occurrence of any of the transactions contemplated by the arrangement agreement, (B) any change of control of NuLoch, (C) the termination or severance of such individual’s relationship with NuLoch, or (D) the retention or continued

employment of any such individual; (v) except as provided in the plan of arrangement, providing for the accelerated vesting of any equity-based award upon the occurrence of any of the transactions contemplated by the arrangement agreement; and (vi) paying any bonus or other compensation to any person (other than salaries, wages or bonuses paid or payable to employees in the ordinary course of business in accordance with current compensation levels and practices) for any reason, including as a result of the transactions contemplated by the arrangement agreement;

•	subject to certain limited exceptions, changing NuLoch’s methods of accounting;

•	settling any litigation involving NuLoch or its subsidiaries where the amount paid in settlement exceeds $200,000;

•	intentionally taking any action that would reasonably be expected to make any representation or warranty of NuLoch inaccurate at closing, or cause any of the conditions to closing to not be satisfied or cause NuLoch to be in a violation of any provision of the arrangement agreement;

•	entering into any material new line of business;

•	issuing any press releases or otherwise making any public statement regarding NuLoch or any of its subsidiaries, or its or their business, properties or assets without consulting Magnum Hunter;

•	making or changing any tax election or changing any annual tax accounting period, individually or in the aggregate, which would reasonably be likely to have a material adverse effect; and

•	authorizing or entering into any agreement to do any of the foregoing.

Under the arrangement agreement, Magnum Hunter has also agreed that, except as expressly contemplated or permitted by the arrangement agreement or with NuLoch’s written approval, Magnum Hunter and its subsidiaries are required to conduct their respective businesses in the ordinary course; provided, that Magnum Hunter and its subsidiaries will not be restricted regarding the ability to conduct acquisitions or dispositions of businesses or assets, to enter into joint venture or partnership arrangements, to construct and operate pipelines and processing plants, or to conduct similar activities, in each case within the industry in which Magnum Hunter and its subsidiaries operate as of the date of the arrangement agreement. In addition, except with respect to shares of its preferred stock, Magnum Hunter has agreed not to, and will cause its subsidiaries not to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock (other than dividends or other distributions by subsidiaries) and (ii) repurchase, redeem or otherwise acquire any shares of its capital stock or securities convertible into or exercisable for any shares of its capital stock, other than with respect to employee stock or benefit plans of Magnum Hunter or its subsidiaries.

Non-Solicitation; Acquisition Proposals

Subject to the exceptions described below, NuLoch has agreed that NuLoch will not, directly or indirectly, through any of its or its subsidiaries’ directors, officers, employees, representatives or agents (including investment bankers, attorneys and accountants) acting, directly or indirectly, at the direction of any director or officer of NuLoch:

•	initiate, solicit or knowingly encourage inquiries or proposals with respect to an acquisition proposal (other than from Magnum Hunter);

•	engage in any discussions or negotiations concerning, or provide any confidential information or data to any third party in connection with, an acquisition proposal (except to notify such third party as to the existence of the non-solicitation provisions of the arrangement agreement), or knowingly take any other action with the purpose or intention of facilitating any other inquiries or the making of any proposal that constitutes, or that reasonably may be expected to lead to, any acquisition proposal; or

•	enter into any agreement (other than a confidentiality agreement to the extent permitted by the arrangement agreement as described below) with respect to any acquisition proposal or approve or resolve to approve any acquisition proposal.

However, at any time prior to the effective date NuLoch may, in response to an unsolicited acquisition proposal, which did not result from a breach of the non-solicitation covenants of the arrangement agreement, furnish information to, or enter into discussions or waive any standstill with, any person that has made a bona fide written acquisition proposal if: (i) such acquisition proposal, if consummated, would constitute a superior proposal or NuLoch’s board of directors, after consulting with NuLoch’s outside legal advisors, determines in good faith that such acquisition proposal could reasonably be expected to result in a superior proposal; (ii) NuLoch and its subsidiaries are otherwise in compliance with the non-solicitation covenants of the arrangement agreement (including the requirement to provide Magnum Hunter with notice of any unsolicited acquisition proposal); (iii) prior to furnishing such information, NuLoch enters into a confidentiality agreement with the person making the acquisition proposal on terms substantially similar to and no less favorable to NuLoch than those contained in its confidentiality agreement with Magnum Hunter, including a “standstill” or similar provision; and (iv) NuLoch keeps Magnum Hunter informed as to the status of such discussions or negotiations.

NuLoch has also agreed that its board of directors will not:

•	approve or recommend, or propose to approve or recommend, any acquisition proposal (other than from Magnum Hunter);

•	cause or permit NuLoch to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with respect to any acquisition proposal (other than from Magnum Hunter); or

•	in connection with an acquisition proposal withdraw or modify in a manner adverse to Magnum Hunter, or publicly propose to withdraw or modify in a manner adverse to Magnum Hunter, its recommendation to NuLoch securityholders to vote in favor of approving the arrangement, which is referred to in this proxy statement as an adverse recommendation change.

However, NuLoch’s board of directors may make an adverse recommendation change if (i)(A) NuLoch’s board of directors receives a superior proposal or (B) in response to an intervening event (as described below), and, (ii) in each case, NuLoch’s board of directors has concluded in good faith, after consultation with NuLoch’s outside legal advisors, that in light of the superior proposal or intervening event, as the case may be, the failure of NuLoch’s board of directors to make an adverse recommendation change would be inconsistent with the directors’ exercise of fiduciary obligations under applicable law.

In addition, NuLoch’s board of directors may not make an adverse recommendation change in response to a superior proposal unless (i) NuLoch promptly notifies Magnum Hunter, in writing at least three business days before taking that action, of its intention to do so, attaching the most current version of the proposed agreement under which such superior proposal is proposed to be consummated and the identity of the third party making the superior proposal, and (ii) Magnum Hunter does not make, within three business days after its receipt of that written notification, an offer that NuLoch’s board of directors determines, in good faith, after consultation with its outside legal advisors, is at least as favorable to NuLoch’s shareholders as such superior proposal. Any amendment to the financial terms or other material terms of such acquisition proposal requires a new written notification from NuLoch and commences a new three-business-day period under the preceding sentence.

Under the arrangement agreement:

•	an “acquisition proposal” means, any inquiry, proposal or offer whether in writing or otherwise, with respect to (a) any purchase of an equity interest (including by means of a tender or exchange offer) representing more than 20% of the voting power in NuLoch or any of its subsidiaries, (b) a merger, plan of arrangement, takeover bid, amalgamation, consolidation, other business combination, reorganization, recapitalization, dissolution, liquidation or similar transaction involving NuLoch or any of its subsidiaries or (c) any purchase of assets, businesses, securities or ownership interests (including the securities of any NuLoch subsidiary) representing more than 20% of the consolidated assets of NuLoch and its subsidiaries;

•	an “intervening event” means any material event, development, circumstance, occurrence or change in circumstances or facts not related to an acquisition proposal that was not known to NuLoch’s board of directors or senior management on the date of the arrangement agreement, that would have a material highly favorable impact on the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of NuLoch and its subsidiaries taken as a whole; provided, however, that the following will not constitute an intervening event: changes in the financial or securities markets or general economic or political conditions in the world, general conditions in the industry in which NuLoch and its subsidiaries operate, any change in the price of oil or natural gas, discovery of successful wells, or any oil and gas discovery; and

•	a “superior proposal” means an unsolicited, bona fide written acquisition proposal made by a third party which NuLoch’s board of directors concludes in good faith, after receipt of advice from an independent financial advisor, and after consultation with outside legal counsel, taking into account the legal, financial, regulatory, timing and other aspects of the proposal and the person making the proposal (including any break-up fees, expense reimbursement provisions and conditions to consummation): (i) is more favorable to the shareholders of NuLoch from a financial point of view, than the transactions contemplated by the arrangement agreement (after giving effect to any adjustments to the terms and provisions of the arrangement agreement committed to in writing by Magnum Hunter in response to such acquisition proposal) and (ii) is fully financed or NuLoch’s board of directors has received a commitment letter that such acquisition proposal will be fully financed, reasonably likely to receive all required governmental approvals on a timely basis and otherwise reasonably capable of being completed on the terms proposed; provided, that, for purposes of the definition of “superior proposal,” the term acquisition proposal has the meaning assigned to such term in the arrangement agreement, except that (i) the reference to “more than 20%” in clause (a) of the definition of “acquisition proposal” will be deemed to be a reference to “all,” (ii) the reference to “more than 20%” in clause (c) of the definition of “acquisition proposal” will be deemed to be a reference to “substantially all,” and (iii) “acquisition proposal” will only be deemed to refer to a transaction involving NuLoch.

Additional Covenants

Subject to the terms and conditions of the arrangement agreement, Magnum Hunter and NuLoch have agreed to use their reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the arrangement agreement and applicable laws to consummate the arrangement and the other transactions contemplated by the arrangement agreement, including preparing and filing as promptly as practicable all necessary governmental or third-party filings, notices and other documents and obtaining and maintaining all required approvals, consents and authorizations necessary, proper or advisable to consummate the arrangement or any of the other transactions contemplated by the arrangement agreement.

Without limiting the generality of the foregoing, Magnum Hunter has agreed to use all reasonable best efforts to, and will use all reasonable best efforts to cause its subsidiaries to, among others:

•	prior to the effective time of the arrangement, cause the governing documents of Exchangeco to be amended to create and/or provide for the exchangeable shares and otherwise as required to effect the transactions contemplated by the arrangement agreement;

•	reserve or have available a sufficient number of shares of Magnum Hunter common stock for issuance upon the exchange from time to time of the exchangeable shares;

•	convene and hold a special meeting of Magnum Hunter common stockholders for purposes of approving the MHR Stock Issuance in connection with the arrangement, and solicit proxies to be voted at such meeting to approve the MHR Stock Issuance;

•	file a registration statement on Form S-3 (or other applicable form) with the SEC, which we refer to in this proxy statement as the S-3 Registration Statement, in order to register under the Securities Act the shares of Magnum Hunter common stock issuable from time to time after the effective time of the arrangement upon exchange of the exchangeable shares; and

•	cause the S-3 Registration Statement to become effective and to maintain the effectiveness of such registration so long as any exchangeable shares remain outstanding (other than those exchangeable shares held by Magnum Hunter or any of its affiliates) or until such earlier time as Magnum Hunter determines that the securities covered by the S-3 Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144, as determined by Magnum Hunter, acting reasonably.

The arrangement agreement contains additional and generally mutual covenants, including, among others, covenants relating to cooperation in connection with the preparation of this proxy statement, the NuLoch proxy circular for purposed of obtaining the requisite approval of NuLoch securityholders, and documents required to be filed with the Court of Queen’s Bench of Alberta in connection with the plan of arrangement, access to information, public announcements, and notices of certain events.

Conditions that must be Satisfied or Waived for the Arrangement to Occur

Magnum Hunter’s and NuLoch’s obligations to effect the arrangement are subject to the satisfaction or waiver at or prior to the closing of the following conditions, among others:

•	the approval of NuLoch’s securityholders with respect to the arrangement;

•	the approval of Magnum Hunter common stockholders with respect to the MHR Stock Issuance in connection with the arrangement;

•	the final order of the Court of Queen’s Bench of Alberta approving the arrangement has been granted in form and substance satisfactory to Magnum Hunter and NuLoch, acting reasonably;

•	the closing of the arrangement occurring on or before May 31, 2011;

•	the MHR shares (including the MHR shares issuable upon exchange of the exchangeable shares) issued as consideration in the arrangement are authorized for listing on the NYSE and are generally freely tradable without further registration under applicable securities laws of the U.S. and Canada, and, with respect to the MHR shares issuable upon exchange of the exchangeable shares, subject to official notice of issuance and the effectiveness of the S-3 Registration Statement;

•	absence of any temporary restraining order, injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the arrangement;

•	absence of any law or action by a governmental entity or other circumstance that (i) makes illegal or prohibits the arrangement or (ii) results in a judgment or assessment of material damages relating to the transactions contemplated by the arrangement agreement;

•	the accuracy of all other representations and warranties made in the arrangement agreement by the other party (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the effective time of the arrangement (or, in the case of representations and warranties that by their terms address matters only as of another specified time, as of that time), except for any such inaccuracies that have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such party;

•	performance in all material respects by the other party of the obligations required to be performed by it under the arrangement agreement at or prior to the effective time of the arrangement; and

•	the absence of any event, occurrence, circumstance, fact or change from the date of the arrangement agreement to the effective time of the arrangement which, individually or in the aggregate, has had, or is reasonably expected to have, a material adverse effect on the other party.

Magnum Hunter’s obligations and the obligations of Exchangeco to effect the arrangement are also subject to the satisfaction or waiver at or prior to the closing of the following conditions, among others:

•	NuLoch has timely mailed its proxy circular and other documentation required in connection with the NuLoch meeting of securityholders to approve the arrangement;

•	holders of not more than five percent of the outstanding NuLoch shares and NuLoch stock options have exercised rights of dissent in respect of the arrangement;

•	resignations and mutual releases in a form acceptable to Magnum Hunter acting reasonably have been obtained from each director and officer of NuLoch and its subsidiaries;

•	there is no pending action or proceeding (other than those brought by securityholders of NuLoch) that: (i) challenges or seeks to restrain or prohibit the completion of the arrangement; (ii) seeks to prohibit Magnum Hunter’s ability effectively to exercise full rights of ownership of NuLoch’s stock; (iii) would materially and adversely affect the right of NuLoch to own its assets or operate its business; or (iv) seeks to compel Magnum Hunter, NuLoch or any of their respective subsidiaries to dispose of or hold separate any material assets as a result of the arrangement; and

•	Magnum Hunter has received a copy of the written fairness opinion of NuLoch’s financial advisor, which has not been amended or rescinded.

NuLoch’s obligations to effect the arrangement are also subject to the satisfaction or waiver at or prior to the closing of the following condition, among others, if Magnum Hunter consummates the acquisition of NGAS prior to closing of the arrangement, Magnum Hunter has furnished to NuLoch a certificate certifying that to the knowledge of a duly authorized officer of Magnum Hunter, there has been no adverse change in the assets, liabilities or operations of NGAS or its subsidiaries that would have a material adverse affect on NGAS and its subsidiaries taken as a whole, since the consummation of the acquisition of NGAS by Magnum Hunter.

Definition of Material Adverse Effect

Many of the representations and warranties in the arrangement agreement are qualified by “material adverse effect”. In addition, there are separate standalone conditions to completion of the arrangement relating to the absence of any event, occurrence, development or state of circumstances or facts from the date of the arrangement agreement to the effective time of the arrangement which, individually or in the aggregate, has had a material adverse effect on the other party.

For purposes of the arrangement agreement, “material adverse effect” means, with respect to Magnum Hunter, any change, event, violation, development, circumstance, effect or other matters that, individually or in the aggregate, have, or could reasonably be expected to have, a material adverse effect on (i) the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of Magnum Hunter and its subsidiaries, taken as a whole, excluding any such change, event, violation, development, circumstance, effect or other matter resulting from or arising out of:

•	any adverse effect (including any loss of or adverse change in the relationship of Magnum Hunter and its subsidiaries with their respective employees, customers, distributors, licensors, partners, suppliers or similar relationship) arising out of or related to the announcement, pendency or consummation of the arrangement;

•	changes in the financial or securities markets or general economic or political conditions in the world (so long as Magnum Hunter and its subsidiaries are not materially and disproportionately affected thereby);

•	general conditions in the industry in which Magnum Hunter and its subsidiaries operate (so long as Magnum Hunter and its subsidiaries are not materially and disproportionately affected thereby);

•	any changes (after the date of the arrangement agreement) in GAAP or any laws;

•	the commencement, occurrence or continuation of any war, armed hostility or act of terrorism;

•	any failure of Magnum Hunter to take any action as a result of restrictions or other prohibitions pursuant to the arrangement agreement;

•	any failure of Magnum Hunter to meet internal or analysts’ expectations or projections (provided that the underlying cause of any such failure may be considered in determining whether there has been a material adverse effect);

•	any changes in the price of oil or natural gas;

•	any proceeding made or brought by any third party other than a governmental entity arising out of or related to the arrangement agreement or any of the transactions contemplated thereby;

•	the taking of any action, or failure to take action, to which NuLoch has consented or approved in writing;

•	the closing of the NGAS acquisition, or any delay or adverse development in, failure to close, renegotiations relating to, litigation arising from or other unfavorable development in any manner relating to the NGAS acquisition; or

•	the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of NGAS and its subsidiaries or affiliates; or

(ii) the ability of Magnum Hunter to consummate the arrangement or any of the other transactions contemplated thereby.

For purposes of the arrangement agreement, “material adverse effect” means, with respect to NuLoch, any change, event, violation, development, circumstance, effect or other matters that, individually or in the aggregate, have, or could reasonably be expected to have, a material adverse effect on (i) the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of NuLoch and its subsidiaries, taken as a whole, excluding any such change, event, violation, development, circumstance, effect or other matter resulting from or arising out of:

•	any adverse effect (including any loss of or adverse change in the relationship of NuLoch and its subsidiaries with their respective employees, customers, distributors, licensors, partners, suppliers or similar relationship) arising out of or related to the announcement, pendency or consummation of the arrangement;

•	changes in the financial or securities markets or general economic or political conditions in the world (so long as NuLoch and its subsidiaries are not materially and disproportionately affected thereby);

•	general conditions in the industry in which NuLoch and its subsidiaries operate (so long as NuLoch and its subsidiaries are not materially and disproportionately affected thereby);

•	any changes (after the date of the arrangement agreement) in Canadian generally accepted accounting principles or any laws;

•	the commencement, occurrence or continuation of any war, armed hostility or act of terrorism;

•	any failure of NuLoch and its subsidiaries to take any action as a result of restrictions or other prohibitions pursuant to the arrangement agreement;

•	any failure of NuLoch to meet internal or analysts’ expectations or projections (provided that the underlying cause of any such failure may be considered in determining whether there has been a material adverse effect);

•	any change in the price of oil or natural gas;

•	any proceeding made or brought by a NuLoch securityholder (including on such holder’s own behalf or on behalf of NuLoch) arising out of or related to the arrangement agreement or any of the transactions contemplated thereby; or

•	the taking of any action, or failure to take action, to which Magnum Hunter has consented or approved in writing;

(ii) the ability of NuLoch or its subsidiaries to consummate the arrangement or any of the other transactions contemplated by the arrangement agreement; or (iii) Magnum Hunter’s ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the capital stock of NuLoch following the effective time of the arrangement.

Termination of the Arrangement Agreement

The arrangement agreement may be terminated at any time prior to the completion of the arrangement by mutual written consent of Magnum Hunter and NuLoch.

The arrangement agreement may also be terminated prior to the completion of the arrangement by either Magnum Hunter or NuLoch if:

•	a governmental entity shall permanently enjoin or prohibit the arrangement (unless the party’s breach is the cause of the injunction), but the party seeking to terminate must have used its reasonable best efforts to remove or lift such an injunction;

•	the arrangement has not been completed on or before May 31, 2011 (unless the party’s breach is the cause of the delay);

•	NuLoch securityholders fail to approve the arrangement resolution, but (i) NuLoch may not terminate if any director, officer or employee of NuLoch or its subsidiaries who is a party to a support agreement has not voted his or her NuLoch securities in accordance with the support agreement or otherwise breached his or her material obligations thereunder and (ii) neither party may terminate if that party’s breach is the cause of the failure to obtain the required vote; or

•	Magnum Hunter common stockholders fail to approve the MHR Stock Issuance, but neither party may terminate if that party’s breach is the cause of the failure to obtain the required vote.

The arrangement agreement may also be terminated prior to the completion of the arrangement by Magnum Hunter if:

•	the NuLoch board of directors fails to make or has withdrawn or changed its recommendation in a manner adverse to Magnum Hunter or NuLoch enters into an agreement with respect to any acquisition proposal (or resolves to do either);

•	a bona fide acquisition proposal is publicly announced or offered to the NuLoch shareholders (and not publicly withdrawn) and the NuLoch securityholders do not approve the arrangement or the arrangement is not submitted for their approval;

•	NuLoch accepts, recommends, approves or enters into an agreement to implement a superior proposal, or publicly announces its intention to do any of the foregoing; or

•	NuLoch breaches any of the covenants and agreements in the non-solicitation provision.

The arrangement agreement may also be terminated prior to the completion of the arrangement by NuLoch in order to enter into an agreement with respect to a competing acquisition proposal that the NuLoch board of directors determines in good faith (after consultation with its outside advisors) constitutes a superior proposal in accordance with the non-solicitation provision of the arrangement agreement.

Termination Fee Payable by NuLoch; Payment of Expenses

NuLoch has agreed to pay Magnum Hunter a termination fee of $10 million if:

•	the NuLoch board of directors fails to make or has withdrawn or changed its recommendation in a manner adverse to Magnum Hunter (or resolves or publicly announces its intent to do so) prior to the effective date of the arrangement;

•	the NuLoch securityholders fail to approve the arrangement agreement at the NuLoch securityholders’ meeting called for such purpose or the arrangement agreement is not submitted for their approval, and (i) a bona fide acquisition proposal has been publicly announced after the date of the arrangement agreement and prior to the date of the termination of the arrangement agreement and such acquisition proposal has not been publicly withdrawn, and (ii) either (1) within 12 months following the announcement of such acquisition proposal, NuLoch completes such acquisition proposal or any other acquisition proposal that is announced prior to termination or (2) any other acquisition proposal that is publicly announced after the termination of the arrangement agreement is consummated by September 30, 2011 (provided that for purposes of the foregoing clause (ii), each reference to “20%” in the definition of acquisition proposal is deemed to be a reference to “50%”);

•	NuLoch accepts, recommends, approves or enters into an agreement to implement a superior proposal or publicly announces its intention to do any of the foregoing; or

•	NuLoch breaches any of its covenants in the non-solicitation provision, and fails to cure such breach within three business days (if curable) after written notice thereof from Magnum Hunter and in any event before May 31, 2011.

In the event of a termination of the arrangement agreement where none of the circumstances giving rise to the payment of the termination fee exist and the NuLoch securityholder approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting held for such purposes, then NuLoch will pay to Magnum Hunter its reasonable, properly documented expenses incurred in connection with the arrangement agreement, including without limitation attorneys’ fees and expenses, not to exceed $3 million. In the event of a termination of the arrangement agreement where none of the circumstances giving rise to the payment of the termination fee exist and the Magnum Hunter common stockholder approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting held for such purposes, then Magnum Hunter will pay to NuLoch its reasonable, properly documented expenses incurred in connection with the arrangement agreement, including without limitation attorneys’ fees and expenses, not to exceed $3 million.

Support Agreements

Concurrently, and in connection with entering into the arrangement agreement, Magnum Hunter and certain securityholders of NuLoch entered into support agreements, in substantially the form attached as Exhibit A to the arrangement agreement, pursuant to which, subject to the conditions set forth therein, such securityholders have agreed to, among other things, vote all securities of NuLoch beneficially owned by them, as well as any additional securities which they may acquire or own, in favor of the arrangement and all matters related thereto. In addition, such securityholders have agreed to substantially similar non-solicitation restrictions as those imposed upon NuLoch pursuant to the arrangement agreement. The support agreements can be terminated by the securityholder if the consideration payable to the securityholder is reduced or changed or if the arrangement agreement is terminated. Support agreements were signed by all directors, executive officers and certain employees of NuLoch. In addition, certain institutional shareholders of NuLoch signed a support agreement that differs in form from the support agreement primarily in that the agreement is also terminable by the shareholder in the event NuLoch receives a superior proposal that is not matched by Magnum Hunter within three business days of Magnum Hunter’s receipt of notice of the superior proposal.

As of [ • ], 2011, the most recent practicable date prior to this proxy statement, NuLoch securityholders holding an aggregate of approximately 37% of the NuLoch securities entitled to vote on the arrangement had entered into support agreements.

DESCRIPTION OF MAGNUM HUNTER CAPITAL STOCK

The following description of the terms of Magnum Hunter’s capital stock is a summary only and is qualified by reference to the relevant provisions of Delaware law and Magnum Hunter’s certificate of incorporation and bylaws, as amended. Copies of Magnum Hunter’s certificate of incorporation and bylaws, as amended, are incorporated by reference and will be sent to holders of shares of Magnum Hunter stock free of charge upon written or telephonic request. See “Where You Can Find More Information” beginning on page 143 of this proxy statement.

Authorized Capital Stock

Under Magnum Hunter’s certificate of incorporation, Magnum Hunter’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. At the Meeting, Magnum Hunter stockholders are being asked to consider and vote on proposals to amend our certificate of incorporation to increase the authorized number of shares of our common stock to 250,000,000 and our preferred stock to 15,000,000.

Description of Common Stock

Common Stock Outstanding.  As of [ • ], 2011 there were [ • ] shares of Magnum Hunter common stock issued and outstanding. The outstanding shares of Magnum Hunter common stock are, and the shares of Magnum Hunter common stock issued pursuant to the arrangement (including the shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of Exchangeco) will be, duly authorized, validly issued, fully paid and non-assessable.

Voting Rights.  Each holder of Magnum Hunter common stock is entitled to one vote for each share of Magnum Hunter common stock held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for the election of directors, which is determined by a plurality vote, or as otherwise may be provided by applicable law or the rules of the NYSE, all matters to be voted on by Magnum Hunter stockholders must be approved by a majority in voting interest of the Magnum Hunter stockholders present in person or represented by proxy and entitled to vote. Holders of Magnum Hunter common stock are not entitled to cumulate their votes in the election of directors. Each of the directors will be elected annually by Magnum Hunter stockholders voting as a single class.

Dividend Rights.  Holders of Magnum Hunter common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by Magnum Hunter’s board of directors out of funds legally available for that purpose, subject to any preferential dividend rights or other preferences granted to the holders of any outstanding Magnum Hunter preferred stock. As discussed in “The Arrangement Agreement — Conduct of the Business of Magnum Hunter and NuLoch Pending the Completion of the Arrangement” beginning on page 52 of this proxy statement, pursuant to the arrangement agreement, except with respect to shares of its preferred stock, Magnum Hunter agreed not to declare or pay any dividends on or make other distributions in respect to any of its capital stock (other than dividends or other distributions by subsidiaries) pending the completion of the arrangement.

Rights upon Liquidation.  In the event of any liquidation, dissolution or winding up of Magnum Hunter, whether voluntary or involuntary, the holders of Magnum Hunter common stock are entitled to share ratably, in all remaining assets available for distribution to stockholders after payment of or provision for Magnum Hunter’s liabilities, subject to prior distribution rights of Magnum Hunter preferred stock, if any, then outstanding.

Preemptive Rights.  Holders of Magnum Hunter common stock have no preemptive rights to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

See “Proposal No. 3 — Anti-Takeover Effects of Existing Provisions in our Certificate of Incorporation and Bylaws” beginning on page 129 of this proxy statement.

Description of Preferred Stock

As of [ • ], 2011, there were (i) 4,000,000 shares of authorized preferred stock designated as 10.25% Series C Cumulative Perpetual Preferred Stock, of which 4,000,000 shares were issued and outstanding and (ii) [ • ] shares of authorized preferred stock designated as 8.0% Series D Cumulative Preferred Stock, of which [ • ] shares were issued and outstanding.

Description of 10.25% Series C Cumulative Perpetual Preferred Stock

The rights, preferences, privileges and restrictions of shares of the Magnum Hunter 10.25% Series C Cumulative Perpetual Preferred Stock, or Series C Preferred Stock, have been fixed in the Series C certificate of designation and the material provisions are described below. The following description of the Series C Preferred Stock is intended as a summary only and is qualified in its entirety by reference to the Series C certificate of designation, our certificate of incorporation and our bylaws, and to the applicable provisions of Delaware law.

Voting Rights.  Holders of the Series C Preferred Stock generally have no voting rights. However, if any four consecutive or non-consecutive “Quarterly Dividend Defaults” (as described below) occur or if we fail to maintain the listing of the Series C Preferred Stock on a national securities exchange for 180 consecutive days, the holders of the Series C Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors, in addition to those directors then serving on our board of directors until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national securities exchange. In addition, certain changes that would be materially adverse to the rights of holders of the Series C Preferred Stock cannot be made without the affirmative vote of holders of at least two-thirds of the outstanding shares of Series C Preferred Stock and all other shares of preferred stock similarly affected and entitled to vote, voting as a single class.

Dividend Rights.  Holders of the Series C Preferred Stock are entitled to receive, when and as declared by our board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series C Preferred Stock at a rate of 10.25% per annum of the $25.00 liquidation preference per share (equivalent to $2.5625 per annum per share). However, if any four consecutive or non-consecutive “Quarterly Dividend Defaults” (as described below) occur or if we fail to maintain the listing of the Series C Preferred Stock on a national securities exchange for 180 consecutive days, the dividend rate on the Series C Preferred Stock will increase to 12.50% per annum until such time as the dividend arrearage is eliminated or the Series C Preferred Stock becomes listed on a national securities exchange. Effective as of October 1, 2010, dividends became payable monthly in arrears on the last day of each month; provided that if such day falls on a national holiday or a weekend, such dividends will be due and payable on the next business day following such weekend or national holiday. A “Quarterly Dividend Default” occurs if we fail to pay cash dividends on the Series C Preferred Stock in full for any monthly dividend period within a calendar quarter, provided that only one Quarterly Dividend Default may occur during each calendar quarter and only four Quarterly Dividend Defaults may occur within a calendar year.

Rights upon Liquidation.  In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of the Series C Preferred Stock are entitled to receive, from the assets remaining after payment of liabilities, subject to the distribution rights of any parity shares or senior shares (as described below), but before any distribution of assets to the holders of Magnum Hunter common stock or other junior shares (as described below), cash in an amount equal to $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the distribution date.

Redemption Rights.  The Series C Preferred Stock does not have any stated maturity date and is not subject to any sinking fund or mandatory redemption provisions, except under some circumstances upon a “Change of Ownership or Control” (as described below). Accordingly, the shares of Series C Preferred Stock will remain outstanding indefinitely unless we redeem, purchase or otherwise acquire all or a portion of such shares in the open market or otherwise. We are not required to set aside funds to redeem the Series C Preferred Stock. Magnum Hunter may not redeem the Series C Preferred Stock prior to December 14, 2011, except pursuant to the special redemption upon a Change of Ownership or Control discussed below. On and after December 14, 2011, we may redeem the Series C Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date. Following a “Change of Ownership or Control” (as such term is defined in the Series C Certificate of Designation) of Magnum Hunter by a person, entity or group other than a “Qualifying Public Company” (as such term is defined in the Series C Certificate of Designation), we (or the acquiring entity) will be required to redeem the Series C Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of Ownership or Control has occurred, for cash at the following price per share, plus accrued and unpaid dividends (whether or not earned or declared) up to the redemption date:

Redemption
Redemption Date	Price

On or before December 14, 2011	$25.50
After December 14, 2011	$25.00

A Change of Ownership or Control of Magnum Hunter by a Qualifying Public Company will not require a mandatory redemption of the Series C Preferred Stock, but such Qualifying Public Company will have the right for a period of 90 days after a Change of Ownership or Control to redeem the Series C Preferred Stock, in whole but not in part, pursuant to the special redemption provisions described above.

Conversion Rights.  The Series C Preferred Stock is not convertible into or exchangeable for any stock or other securities or property of Magnum Hunter.

Series C Ranking.  The Series C Preferred Stock ranks (i) senior to Magnum Hunter common stock and any other equity securities that Magnum Hunter may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as “junior shares”; (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as “parity shares” (any such issuance would require the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock); (iii) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to the Series C Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as “senior shares” (any such issuance would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock); and (iv) junior to all existing and future indebtedness.

Description of 8.0% Series D Cumulative Preferred Stock

The rights, preferences, privileges and restrictions of shares of the Magnum Hunter 8.0% Series D Cumulative Preferred Stock, or Series D Preferred Stock, have been fixed in the Series D certificate of designation and the material provisions are described below. The following description of the Series D Preferred Stock is intended as a summary only and is qualified in its entirety by reference to the Series D certificate of designation, our certificate of incorporation and our bylaws, and to the applicable provisions of Delaware law.

Dividend Rights.  Holders of the Series D Preferred Stock will be entitled to receive, when and as declared by the board of directors, out of funds legally available for the payment of dividends, cumulative cash dividends on the Series D Preferred Stock at a rate of 8.0% per annum of the $50.00 liquidation preference per share (equivalent to $4.00 per annum per share). However, under certain conditions relating to our non-payment of dividends on the Series D Preferred Stock or if the Series D Preferred Stock is no longer listed on a national exchange, the dividend rate on the Series D Preferred Stock may increase to 10.0% per annum, which we refer to as the “Penalty Rate.” Dividends will generally be payable monthly in arrears on the last day of each calendar month.

Dividends on the Series D Preferred Stock will accrue regardless of whether (i) the terms of our senior shares (as defined below) or our agreements, including our credit facilities, at any time prohibit the current payment of dividends; (ii) we have earnings; (iii) there are funds legally available for the payment of such dividends; or (iv) such dividends are declared by our board of directors. All payments of dividends made to the holders of Series D Preferred Stock will be credited against the previously accrued dividends on such shares of Series D Preferred Stock. We will credit any dividends paid on the Series D Preferred Stock first to the earliest accrued and unpaid dividend due. As described more fully under “Series D Ranking” below, the payment of dividends with respect to the Series D Preferred Stock is subordinate to any dividends to which holders of our Series C Preferred Stock are entitled.

Penalties as a Result of our Failure to Maintain a Listing on a National Exchange.  Once the Series D Preferred Stock is eligible for listing, if we fail to maintain a listing of the Series D Preferred Stock on the New York Stock Exchange, the NYSE Amex or The NASDAQ Global, Global Select or Capital Market, or a comparable national exchange (each a “national exchange”), for 180 consecutive days, then (i) the annual dividend rate on the Series D Preferred Stock will be increased to the Penalty Rate on the 181st day, and (ii) the holders of Series D Preferred Stock, voting separately as a class with holders of all other series of parity preferred shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on the board of directors. Such increased dividend rate and director service will continue for so long the Series D Preferred Stock is not listed on a national exchange.

Penalties as a Result of Failure to pay Dividends.  If, at any time, cash dividends on the outstanding Series D Preferred Stock are accrued but not paid in full for any monthly dividend period within a quarterly period for a total of four consecutive or non-consecutive quarterly periods, then, until we have paid all accumulated and unpaid dividends on the shares of our Series D Preferred Stock in full: (i) the annual dividend rate on the Series D Preferred Stock will be increased to the Penalty Rate commencing on the first day after the fourth quarterly period in which a monthly payment is missed, (ii) if we do not pay dividends in cash, dividends on the Series D Preferred Stock, including all accrued but unpaid dividends, will be paid either (a) if our common stock is then listed on a national exchange, in the form of fully-tradable registered common stock of our Company (based on the weighted average daily trading price for the 10 business day period ending on the business day immediately preceding the payment) and cash in lieu of any fractional share, or (b) if our common stock is not then listed on a national exchange, in the form of additional shares of Series D Preferred Stock with a liquidation value equal to the amount of the dividend and cash in lieu of any fractional share, and (iii) the holders of Series D Preferred Stock, voting separately as a class with holders of all other series of parity preferred shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors, in addition to those directors then serving on our board of directors, until we have paid all dividends on the shares of our Series D Preferred Stock for all dividend periods up to and including the dividend payment date on which the accumulated and unpaid dividends are paid in full. Once we have paid all accumulated and unpaid dividends in full and have paid cash dividends at the Penalty Rate in full for an additional two consecutive quarters the dividend rate will be restored to the stated rate and the foregoing provisions will not be applicable unless we again fail to pay a monthly dividend during any future quarter.

Optional Redemption.  We may not redeem the Series D Preferred Stock prior to March [ • ], 2014, except pursuant to the special redemption upon a Change of Ownership or Control discussed below. On and after March [ • ], 2014, we may redeem the Series D Preferred Stock for cash at our option, from time to time, in whole or in part, at a redemption price of $50.00 per share, plus accrued and unpaid dividends (whether or not earned or declared) to the redemption date.

Special Redemption upon Change of Ownership or Control.  Following a “Change of Ownership or Control” of us by a person, entity or group, we (or the acquiring entity) will have the option to redeem the Series D Preferred Stock, in whole but not in part, within 90 days after the date on which the Change of

Ownership or Control has occurred, for cash at the following price per share, plus accrued and unpaid dividends (whether or not declared), up to the redemption date:

Redemption
Redemption Date	Price

Prior to [ • ], 2012	$51.50
On or after [ • ], 2012 and prior to [ • ], 2013	$51.00
On or after [ • ], 2013 and prior to [ • ], 2014	$50.50
After [ • ], 2014	$50.00

Series D Ranking.  The Series D Preferred Stock will rank: (i) senior to our common stock and any other equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank junior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as “junior shares”, (ii) equal to any shares of equity securities that we may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up, referred to as “parity shares”, (iii) junior to our existing Series C Preferred Stock, which has been fully issued, (iv) junior to all other equity securities issued by us, the terms of which specifically provide that such equity securities rank senior to such Series D Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (any such issuance would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock), referred to, together with the Series C Preferred Stock, as “senior shares”, and (v) junior to all our existing and future indebtedness.

Liquidation Preference.  If we liquidate, dissolve or wind up our operations, the holders of our Series D Preferred Stock will have the right to receive $50.00 per share, plus all accrued and unpaid dividends (whether or not earned or declared) to and including the date of payment, before any payments are made to the holders of our common stock and any other of our junior shares. The rights of the holders of the Series D Preferred Stock to receive the liquidation preference will be subject to the proportionate rights of holders of each other future series or class of parity shares and subordinate to the rights of senior shares, including the Series C Preferred Stock.

No maturity or mandatory redemption.  The Series D Preferred Stock does not have any stated maturity date and will not be subject to any sinking fund or mandatory redemption provisions except for redemption at our option (or the option of the acquiring entity) under some circumstances upon a Change of Ownership or Control as described above.

Voting Rights.  Holders of the Series D Preferred Stock will generally only be entitled to vote on certain acquisitions and share exchange transactions and changes that would be materially adverse to the rights of holders of Series D Preferred Stock. However, if cash dividends on any outstanding Series D Preferred Stock have not been paid in full for any monthly dividend period for any four consecutive or non-consecutive quarterly periods, or if we fail to maintain the listing of the Series D Preferred Stock on a national exchange for at least 180 consecutive days after the Series D Preferred Stock becomes eligible for listing on a national exchange, the holders of the Series D Preferred Stock, voting separately as a class with holders of all other series of parity shares upon which like voting rights have been conferred and are exercisable, will have the right to elect two directors to serve on our board of directors in addition to those directors then serving on our board of directors until such time as the Series D Preferred Stock becomes listed on a national exchange or the dividend arrearage is eliminated.

No conversion rights.  The Series D Preferred Stock is not convertible into, or exchangeable for, any of our other property or securities.

Description of Special Voting Preferred Stock

One share of Magnum Hunter special voting preferred stock will be authorized for issuance pursuant to the arrangement agreement and, pursuant to the arrangement, the share of special voting preferred stock will be issued to the trustee appointed under the voting and exchange trust agreement, which is attached as Exhibit D to the arrangement agreement. The share of special voting preferred stock will have a par value of $0.01 per share. Except as otherwise required by applicable law, the share of special voting preferred stock will be entitled to a number of votes equal to the number of outstanding exchangeable shares as of the record date for determining the common stockholders of Magnum Hunter entitled to vote at such meeting or in connection with any applicable consent that are not owned by Magnum Hunter or its affiliates, and as to which the holder of the share of special voting preferred stock has received voting instructions from the holders of such exchangeable shares in accordance with the voting and exchange trust agreement on all matters submitted to a vote of Magnum Hunter’s common stockholders, including the election of directors. The holder of the share of special voting preferred stock and the holders of Magnum Hunter common stock will vote together as a single class on all matters, except to the extent voting as a separate class is required by applicable law. The trustee shall exercise the voting rights attached to the special voting preferred stock in accordance with the voting and exchange trust agreement. The holder of the share of special voting preferred stock will not be entitled to receive dividends from Magnum Hunter and, in the event of liquidation, dissolution or winding up of Magnum Hunter, will not be entitled to receive any assets of the Company available for distribution to the Company’s common stockholders. At such time as the special voting preferred stock has no votes attached to it, the special voting preferred stock shall be cancelled and retired without further action of Magnum Hunter, its board of directors or its shareholders and without the payment of any consideration in exchange for such cancellation. The holder of the share of preferred stock shall not have any rights to convert such share into, or exchange such share for, shares of any other series or class of capital stock or other securities or property of the Company. See “Description of Exchangeable Shares and Related Agreements — Voting, Dividend and Liquidation Rights of Holders of Exchangeable Shares,” beginning on page 71 of this proxy statement.

Description of Other Series of Preferred Stock

Pursuant to our certificate of incorporation, as amended, our board of directors has the authority without further action by Magnum Hunter’s common stockholders to issue one or more additional series of preferred stock. The board of directors has the authority to fix the number of shares of any series of preferred stock and to determine the designation of any such series. The board of directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock. In addition, within the limitations or restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, the board of directors has the authority to increase or decrease, but not below the number of shares of such series then outstanding, the number of shares of any series subsequent to the issue of shares of that series. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control without further action by Magnum Hunter common stockholders and may adversely affect the market price of, and the voting and other rights of the holders of, Magnum Hunter common stock. These effects might include, among other things, restricting dividends on Magnum Hunter common stock, diluting the voting power of Magnum Hunter common stock or impairing the liquidation rights of Magnum Hunter common stock.

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC is the transfer agent and registrar for Magnum Hunter common stock and our preferred stock.

Stock Exchange Listing

It is a condition to the arrangement that the shares of Magnum Hunter common stock issuable in connection with the arrangement (including the shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of Exchangeco) be approved for listing on the NYSE, subject to official notice of issuance, but such shares (together with the exchangeable shares) are not expected to be listed on the Toronto Stock Exchange, the TSX Venture Exchange or any other Canadian securities exchange. If the arrangement is completed, NuLoch shares will cease to be listed on the TSX Venture Exchange.

DESCRIPTION OF EXCHANGEABLE SHARES AND RELATED AGREEMENTS

This section of the proxy statement describes the material provisions of the exchangeable shares to be issued by Exchangeco in connection with the arrangement and the agreements relating to the exchangeable shares.

The exchangeable shares will be issued by Exchangeco and will be exchangeable at any time on a one-for-one basis, at the option of the holder, for shares of Magnum Hunter common stock, subject to applicable law. An exchangeable share will provide a holder thereof with economic terms and voting rights which are, as nearly as practicable, effectively equivalent to those of a share of Magnum Hunter common stock.

Each NuLoch shareholder who: (i) is a resident in Canada for purposes of the Income Tax Act (Canada), which we refer to in this section as the Tax Act, or a Canadian partnership for the purposes of the Tax Act; and (ii) is not exempt from tax under Part I of the Tax Act, is referred to in this section as an eligible shareholder. Eligible shareholders who, at or prior to 5:00 p.m. (local time) at the place of deposit on the date that is two business days prior to the effective date of the arrangement, which is referred to in this section as the election deadline, is a holder of NuLoch shares will be entitled, with respect to all or a portion of their shares, to make an election at or prior to the election deadline to receive: (i) exchangeable shares (and the ancillary rights associated therewith); or (ii) shares of Magnum Hunter common stock; or (iii) a combination thereof, in exchange for such holder’s NuLoch shares on the basis set forth in the plan of arrangement and in the letter of transmittal and election form sent to NuLoch’s shareholders. If a valid election has not been made by or on behalf of an eligible shareholder at or prior to the election deadline, such eligible shareholder shall be deemed to have elected to receive only shares of Magnum Hunter common stock pursuant to the arrangement. In addition, if the S-3 Registration Statement has not been declared effective by the SEC at the effective time of the arrangement, then all eligible shareholders shall be deemed to have elected only shares of Magnum Hunter common stock pursuant to the arrangement.

Eligible shareholders who receive exchangeable shares may obtain a full or partial deferral of taxable capital gains for Canadian federal income tax purposes in specified circumstances.

On the effective date of the arrangement, Magnum Hunter, Exchangeco and a trustee will enter into the voting and exchange trust agreement. By furnishing instructions to the trustee under the voting and exchange trust agreement, holders of the exchangeable shares will be able to exercise essentially the same voting rights with respect to Magnum Hunter as they would have if they were Magnum Hunter common stockholders. Holders of exchangeable shares will also be entitled to receive from Exchangeco dividends that are equivalent to any dividends paid on shares of Magnum Hunter common stock from time to time, if any. The exchangeable shares are subject to adjustment or modification in the event of a stock split or other change to the capital structure of Magnum Hunter so as to maintain the proportional relationship between the exchangeable shares and the shares of Magnum Hunter common stock.

The exchangeable share provisions are attached as Schedule A to the plan of arrangement.

Retraction, Redemption and Call Rights Applicable to Exchangeable Shares

Retraction of Exchangeable Shares

Subject to the exercise by Callco of the retraction call right described below, a holder of exchangeable shares will be entitled at any time following the effective time of the arrangement to retract (i.e., to require Exchangeco to redeem) any or all of the exchangeable shares owned by the holder and to receive an amount per share equal to the retraction price, which will be fully paid and satisfied by the delivery for each exchangeable share of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share. A holder of exchangeable shares may retract the holder’s exchangeable shares by presenting to Exchangeco or its transfer agent: (i) certificates representing the number of exchangeable shares the holder desires to retract; (ii) such other documents as may be required to effect the retraction of such exchangeable shares; and (iii) a duly executed retraction request:

•	specifying the number of exchangeable shares the holder desires to retract;

•	stating the retraction date on which the holder desires to have Exchangeco redeem the exchangeable shares; and

•	acknowledging the retraction call right.

When a holder of exchangeable shares makes a retraction request, Callco will have an overriding retraction call right to purchase all but not less than all of the exchangeable shares subject to the retraction request. In order to exercise the retraction call right, Callco must notify Exchangeco of its determination to do so within five business days of notification given by Exchangeco to Callco of receipt of the retraction request. If Callco notifies Exchangeco within such five business day period, and provided that the retraction request is not revoked by the holder in the manner described below, Callco will acquire the retracted shares in exchange for the retraction price, which will be fully paid and satisfied by the delivery for each exchangeable share of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share. In the event that Callco does not so notify Exchangeco, and provided that the retraction request is not revoked by the holder in the manner described below, Exchangeco will redeem the retracted shares on the retraction date.

A holder may revoke a retraction request by giving notice in writing to Exchangeco at any time prior to the close of business on the business day immediately preceding the retraction date, in which case the retracted shares will neither be purchased by Callco nor be redeemed by Exchangeco. If the retraction request is not revoked on or prior to the close of business on the business day immediately preceding the retraction date, the retracted shares will either be purchased by Callco or redeemed by Exchangeco. Callco or Exchangeco, as the case may be, will then deliver or cause Exchangeco’s transfer agent to deliver the retraction price to such holder by mailing:

•	certificates representing the number of shares of Magnum Hunter common stock equal to the number of exchangeable shares purchased or redeemed, registered in the name of the holder or such other name as the holder may request; and

•	if applicable, a check for the aggregate amount of cash dividends (or the applicable property, in the case of non-cash dividends) declared, payable and unpaid on each such exchangeable share to the holder, to the address recorded in the securities register of Exchangeco or to the address specified in the holder’s retraction request or by holding the same for the holder to pick up at the registered office of Exchangeco or the office of Exchangeco’s transfer agent as specified by Exchangeco, in each case less any amounts required to be withheld because of applicable taxes.

If, as a result of solvency requirements or applicable law, Exchangeco is not permitted to redeem all of the retracted shares tendered by a retracting holder, and provided Callco has not exercised its retraction call right with respect to such retracted shares, Exchangeco will redeem only those retracted shares tendered by the holder (rounded down to a whole number of shares) as would not be contrary to provisions of applicable law. The trustee, on behalf of the holder of any retracted shares not so redeemed by Exchangeco or purchased by Callco, will require Magnum Hunter to purchase the retracted shares not redeemed on the retraction date or as soon as reasonably practicable thereafter, pursuant to the exchange right.

Redemption of Exchangeable Shares

Subject to applicable law and the redemption call right, at any time on or after the first anniversary of the effective date of the arrangement Exchangeco may, and in the event of specified circumstances described below under “Early Redemption” will, redeem all but not less than all of the then outstanding exchangeable shares for an amount per share equal to the redemption price, which will be fully paid and satisfied by the delivery for each exchangeable share of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share. Exchangeco will, at least 45 days prior to the redemption date, or such number of days as the board of directors of Exchangeco may determine to be reasonably practicable under the circumstances, such discretionary redemption date to be established in connection with, among other events:

•	a Magnum Hunter control transaction, such as any merger, amalgamation, tender offer, material sale of shares or rights or interests in shares or similar transactions involving Magnum Hunter, or any proposal to carry out a control transaction;

•	an exchangeable share voting event, which is any matter that holders of exchangeable shares are entitled to vote on as shareholders of Exchangeco, other than an exempt exchangeable share voting event (described below), and other than any matter that holders of exchangeable shares are entitled to vote on (or instruct the trustee to vote on) in their capacity as beneficiaries under the voting and exchange trust agreement; or

•	an exempt exchangeable share voting event, which is any matter that holders of exchangeable shares are entitled to vote on as shareholders of Exchangeco in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the exchangeable shares, where the approval or disapproval of the change would be required to maintain the equivalence of the exchangeable shares and the shares of Magnum Hunter common stock;

provide the registered holders of the exchangeable shares with written notice of the proposed redemption of the exchangeable shares by Exchangeco or the purchase of the exchangeable shares by Callco pursuant to the redemption call right described below. On or after the redemption date and provided Callco has not exercised its redemption call right, upon the holder’s presentation and surrender of the certificates representing the exchangeable shares and other documents as may be required to effect such redemption, Exchangeco will deliver the redemption price to such holder by mailing:

•	certificates representing the aggregate number of shares of Magnum Hunter common stock equal to the number of exchangeable shares purchased or redeemed, registered in the name of the holder or such other name as the holder may request; and

•	if applicable, a check for the aggregate amount of cash dividends (or the applicable property, in the case of non-cash dividends) declared, payable and unpaid on each such exchangeable Share to the holder, to the address recorded in the securities register of Exchangeco or by holding the same for the holder to pick up at the registered office of Exchangeco or the office of Exchangeco’s transfer agent as specified in the written notice of redemption, in each case less any amounts required to be withheld because of applicable taxes.

Callco will have an overriding redemption call right to purchase, on the redemption date, all but not less than all of the exchangeable shares then outstanding (other than exchangeable shares held by Magnum Hunter and its affiliates) for a purchase price per share equal to the redemption call purchase price, which will be fully paid and satisfied by the delivery for each exchangeable share of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share. Upon the exercise of the redemption call right, holders will be obligated to sell their exchangeable shares to Callco. If Callco exercises the redemption call right, Exchangeco’s right and obligation to redeem the exchangeable shares on the redemption date will terminate upon payment by Callco of the purchase price in respect of the exchangeable shares.

Early Redemption

In specified circumstances, the exchangeable shares will be redeemed by Exchangeco prior to the first anniversary of the effective date of the arrangement. Early redemption will occur upon:

•	the date that there are issued and outstanding less than 10% of the exchangeable shares that were originally issued on the effective date of the arrangement (other than exchangeable shares held by Magnum Hunter and its affiliates) and the board of directors of Exchangeco decides to accelerate the redemption of the exchangeable shares prior to the first anniversary of the effective date of the arrangement;

•	the occurrence of a Magnum Hunter control transaction, provided that the board of directors of Exchangeco determines (A) that it is not reasonably practicable to substantially replicate the terms and conditions of the exchangeable shares in connection with the Magnum Hunter control transaction and (B) that the redemption of the exchangeable shares is necessary to enable the completion of the Magnum Hunter control transaction;

•	a proposal being made for an exchangeable share voting event, provided that the board of directors of Exchangeco determines that it is not reasonably practicable to accomplish the business purpose intended by the exchangeable share voting event (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a redemption date); or

•	the failure by the holders of the exchangeable shares to approve or disapprove, as applicable, an exempt exchangeable share voting event.

Change of Law Call Right

Magnum Hunter shall have the overriding right, in the event of any amendment to the Tax Act and other applicable provincial income tax laws that permits holders of exchangeable shares who are residents of Canada, hold the exchangeable shares as capital property and deal at arm’s length with Magnum Hunter and Exchangeco (all for the purposes of the Tax Act and other applicable provincial income tax laws) to exchange their exchangeable shares for shares of Magnum Hunter common stock on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the Tax Act and other applicable provincial income tax laws, to purchase (or to cause Callco to purchase) from all but not less than all of the holders of the exchangeable shares (other than any holder which is an affiliate of Magnum Hunter) all but not less than all of the exchangeable shares held by each such holder upon payment by Magnum Hunter or Callco, as the case may be, of an amount per share equal to the exchangeable share price (which is defined in this section to have the meaning given to such term in the exchangeable share provisions, attached as Schedule A to the plan of arrangement) applicable on the last business day prior to the date on which Magnum Hunter or Callco intends to purchase such shares. Payment of the exchangeable share price will be fully satisfied by the delivery for each exchangeable share of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share.

To exercise the foregoing right, Magnum Hunter or Callco must notify the transfer agent for the exchangeable shares of its intention to exercise such right at least 45 days before the date on which Magnum Hunter or Callco intends to acquire the exchangeable shares. Upon the exercise of this right, holders will be obligated to sell their exchangeable shares to Magnum Hunter or Callco, as the case may be.

Purchase for Cancellation

Exchangeco may, subject to applicable law and its articles, at any time and from time to time offer to purchase for cancellation all or any part of the outstanding exchangeable shares, by tender to all holders of record of exchangeable shares then outstanding, at any price per share together with an amount equal to all declared, payable and unpaid dividends for which the record date has occurred prior to the date of purchase.

In addition, subject to applicable law and its articles of incorporation, Exchangeco may at any time and from time to time purchase for cancellation exchangeable shares by private agreement with any holder of exchangeable shares.

Restriction on Issuance of Shares of Magnum Hunter Common Stock

Notwithstanding any other provision of the rights, privileges, restrictions and conditions of the exchangeable shares, or any term or provision of the exchangeable share support agreement, the voting and exchange trust agreement or the plan of arrangement, no shares of Magnum Hunter common stock shall be issued in connection with any liquidation, dissolution or winding-up of Exchangeco, or any retraction, redemption or any other exchange of exchangeable shares, if such issuance of shares of Magnum Hunter common stock would not be permitted by applicable laws.

Voting, Dividend and Liquidation Rights of Holders of Exchangeable Shares

On the effective date of the arrangement, Magnum Hunter, Exchangeco and the trustee will enter into the voting and exchange trust agreement.

Voting Rights with Respect to Exchangeco

Except as required by law or under the exchangeable share support agreement, the terms of the exchangeable share provisions or the voting and exchange trust agreement, the holders of exchangeable shares are not entitled to receive notice of, attend or vote at any meeting of shareholders of Exchangeco. See “Certain Restrictions,” “Amendment and Approval” and “Magnum Hunter Support Obligations” below.

Voting Rights with Respect to Magnum Hunter

Under the voting and exchange trust agreement, Magnum Hunter will issue to the trustee one share of special voting preferred stock having attached thereto rights to that number of votes as is equal to the number of exchangeable shares issued and outstanding from time to time (other than exchangeable shares held by Magnum Hunter and its affiliates). The special voting preferred stock will be held by the trustee to enable the holders of exchangeable shares to have voting rights that are effectively equivalent to those of Magnum Hunter common stockholders.

Each holder of exchangeable shares on the record date for any meeting at which Magnum Hunter common stockholders are entitled to vote will be entitled to instruct the trustee to cast and exercise one of the votes attaching to the special voting preferred stock held by the trustee for each exchangeable share held by the holder of exchangeable shares. The trustee will exercise (either by proxy or in person) the voting rights only as directed by the relevant holder of exchangeable shares and, in the absence of voting instructions from a holder of exchangeable shares, will not exercise such votes. A registered holder other than Magnum Hunter and its affiliates from time to time of exchangeable shares, which is referred to in this section as an exchangeable shares beneficiary, may upon request to the trustee, obtain a proxy from the trustee entitling the holder of exchangeable shares to exercise directly at the meeting that number of votes attaching to the special voting preferred stock held by the trustee that corresponds to the number of exchangeable shares held by such holder.

Either the trustee or Magnum Hunter will send to each holder of exchangeable shares on the record date the notice of each meeting at which Magnum Hunter common stockholders are entitled to vote, together with the related meeting materials and a statement as to the manner in which the exchangeable shares beneficiary may instruct the trustee to exercise the voting rights to which the exchangeable shares beneficiary is entitled. Such mailing by the trustee or Magnum Hunter will commence on the same day as Magnum Hunter sends such notice and materials to Magnum Hunter common stockholders. Either the trustee or Magnum Hunter will also send to each exchangeable shares beneficiary copies of all proxy materials, information statements, interim and annual financial statements, reports and other materials sent by Magnum Hunter to Magnum Hunter common stockholders at the same time as these materials are sent to Magnum Hunter common stockholders. To the extent that such materials are provided to the trustee by Magnum Hunter, the trustee will also send to each exchangeable shares beneficiary all materials sent by third parties to Magnum Hunter common stockholders, including dissident proxy circulars and tender and exchange offer circulars, as soon as reasonably practicable after such materials are delivered to the trustee. Magnum Hunter may undertake to provide the materials to each exchangeable shares beneficiary in lieu of the trustee distributing the materials.

All rights of a holder of exchangeable shares to instruct the trustee to exercise voting rights will cease immediately before the exchange (whether by redemption, retraction, or through the exercise of the call rights) of all of such holder’s exchangeable shares for shares of Magnum Hunter common stock and upon the liquidation, dissolution or winding-up of Exchangeco or Magnum Hunter. Holders will be entitled to vote the shares of Magnum Hunter common stock they receive in such circumstances.

Dividend Rights

Subject to applicable law, holders of exchangeable shares will be entitled to receive dividends from Exchangeco: (i) in the case of a cash dividend declared on the shares of Magnum Hunter common stock, in an amount of cash for each exchangeable share corresponding to the cash dividend declared on each share of Magnum Hunter common stock; (ii) in the case of a stock dividend declared on the shares of Magnum Hunter common stock to be paid in shares of Magnum Hunter common stock, in the number of exchangeable shares for each exchangeable share as is equal to the number of shares of Magnum Hunter common stock to be paid on each share of Magnum Hunter common stock; or (iii) in the case of a dividend declared on the shares of Magnum Hunter common stock in property other than cash or shares of Magnum Hunter common stock, in the type and amount of property as is the same as, or economically equivalent to (as determined by the board of directors of Exchangeco in good faith and in its sole discretion), the type and amount of property declared as a dividend on each share of Magnum Hunter common stock. Cash dividends on the exchangeable shares are payable in U.S. dollars or the Canadian dollar equivalent thereof, at the option of Exchangeco. The declaration date, record date and payment date for dividends on the exchangeable shares will be the same as the relevant date for the corresponding dividends on the shares of Magnum Hunter common stock.

In the case of a stock dividend declared on the shares of Magnum Hunter common stock to be paid in shares of Magnum Hunter common stock, in lieu of declaring a corresponding stock dividend on the exchangeable shares, the board of directors of Exchangeco may, in good faith and in its discretion and subject to applicable law, subdivide, redivide or change each issued and unissued exchangeable share on the basis that each exchangeable share before the subdivision becomes a number of exchangeable shares as is equal to the sum of: (i) one share of Magnum Hunter common stock; and (ii) the number of shares of Magnum Hunter common stock to be paid as a stock dividend on each share of Magnum Hunter common stock subject to applicable law, such subdivision will become effective on the payment date for the dividend declared on the shares of Magnum Hunter common stock without any further action on the part of the board of directors of Exchangeco. The record date to determine holders of exchangeable shares entitled to receive exchangeable shares in connection with any subdivision of exchangeable shares and the effective date of the subdivision will be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on shares of Magnum Hunter common stock.

Liquidation Rights with Respect to Exchangeco

On the effective date of the liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding-up its affairs, which is referred to in this section as the liquidation date, holders of the exchangeable shares will have, subject to applicable law, preferential rights to receive from Exchangeco the liquidation amount, as defined below, for each exchangeable share held. When a liquidation, dissolution or winding-up occurs, Callco will have an overriding liquidation call right to purchase all of the outstanding exchangeable shares (other than exchangeable shares held by Magnum Hunter and its affiliates) from the holders of exchangeable shares on the liquidation date. The purchase price per share, which is referred to in this section as the liquidation amount, shall be equal to the exchangeable share price on the last business day prior to the liquidation date. The liquidation amount will be fully paid and satisfied by the delivery of one share of Magnum Hunter common stock and any dividends declared, payable and unpaid on such exchangeable share.

When an insolvency event, as defined below, occurs, and while it continues, each holder of exchangeable shares (other than Magnum Hunter and its affiliates) will be entitled to instruct the trustee to exercise the exchange right with respect to exchangeable shares held by such holder, thereby requiring Magnum Hunter to purchase such exchangeable shares from the holder. As soon as practicable after the occurrence of an insolvency event or any event which may, with the passage of time and/or the giving of notice, become an insolvency event, Exchangeco and Magnum Hunter will give written notice of the event to the trustee. As soon as practicable after receiving the notice, the trustee will notify each holder of exchangeable shares of the event or potential event and advise the holder of its exchange right to receive the liquidation amount.

An insolvency event will occur in respect of Exchangeco upon: (i) the institution by Exchangeco of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of Exchangeco to the institution of bankruptcy, insolvency or winding-up proceedings against it; (ii) the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including the Companies’ Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and Exchangeco’s failure to contest in good faith such proceedings commenced in respect of Exchangeco within 30 days of becoming aware of the proceedings, or the consent by Exchangeco to the filing of any such petition or to the appointment of a receiver; (iii) the making by Exchangeco of a general assignment for the benefit of creditors, or the admission in writing by Exchangeco of its inability to pay its debts generally as they come due; or (iv) Exchangeco not being permitted, pursuant to solvency requirements of applicable law, to redeem any retracted exchangeable shares pursuant to the exchangeable share conditions.

Liquidation Rights with Respect to Magnum Hunter

A liquidation event will occur in respect of Magnum Hunter upon: (i) the determination by Magnum Hunter’s board of directors to institute voluntary liquidation, dissolution, or winding-up proceedings with respect to Magnum Hunter or to effect any other distribution of its assets among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution winding-up or other distribution; or (ii) receipt by Magnum Hunter of notice of, or Magnum Hunter otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Magnum Hunter or to effect any distribution of assets of Magnum Hunter among its stockholders for the purpose of winding-up its affairs, in each case where Magnum Hunter has failed to contest in good faith any such proceeding commenced in respect of Magnum Hunter within 30 days of becoming aware of the proceeding.

In order for the holders of the exchangeable shares to participate on a pro rata basis with the holders of shares of Magnum Hunter common stock, immediately prior to the effective time of a liquidation event, each exchangeable share will, pursuant to the automatic exchange right, automatically be exchanged for such number of shares of Magnum Hunter common stock equal to the exchangeable share price. Upon a holder’s request and surrender of exchangeable share certificates, duly endorsed in blank and accompanied by such instruments of transfer as Magnum Hunter may reasonably require, Magnum Hunter will deliver to the holder certificates representing an equivalent number of shares of Magnum Hunter common stock. For a description of Magnum Hunter’s obligations relating to the dividend and liquidation rights of the holders of exchangeable shares, see “Certain Restrictions” and “Magnum Hunter Support Obligations” below.

Withholding Rights

Each of Magnum Hunter, Callco, Exchangeco, Exchangeco’s transfer agent and the trustee will be entitled to deduct and withhold from any dividend or other consideration otherwise payable to any holder of exchangeable shares or shares of Magnum Hunter common stock such amounts as each of Magnum Hunter, Callco, Exchangeco, Exchangeco’s transfer agent or the trustee is required to deduct and withhold with respect to such payment under the Tax Act, the Code or any provision of federal, provincial, state, local or foreign tax law.

To the extent that amounts are so withheld, such withheld amounts will be treated for all purposes as having been paid to the holder of the exchangeable shares or shares of Magnum Hunter common stock, as the case may be, in respect of which the deduction and withholding was made, provided that the withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount required to be deducted or withheld from any payment to a holder exceeds the cash portion of the dividend or other consideration otherwise payable to the holder, Magnum Hunter, Callco, Exchangeco, Exchangeco’s transfer agent and the trustee are authorized to sell or otherwise dispose of the portion of the consideration necessary to provide sufficient funds to Magnum Hunter, Callco, Exchangeco, Exchangeco’s transfer agent or the trustee, as the case may be, to enable it to comply with the deduction or withholding requirement and Magnum Hunter, Callco, Exchangeco, Exchangeco’s transfer agent or the trustee, as the case may be, will notify the holder and remit to the holder any unapplied balance of the net proceeds of such sale.

Ranking

The exchangeable shares will have a preference over the common shares and the preferred shares of Exchangeco and any other shares ranking junior to the exchangeable shares with respect to the payment of dividends and the distribution of assets in the event of a liquidation, dissolution or winding-up of Exchangeco, whether voluntary or involuntary, or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding-up its affairs; provided that, for greater certainty, (a) in the case of the payment of dividends, such preference shall only apply to an entitlement to dividends required to be paid, and which have not been paid, on the exchangeable shares pursuant to the exchangeable share provisions, and (b) in the case of any other distribution of assets of Exchangeco in the event of the liquidation, dissolution or winding-up of Exchangeco, whether voluntary or involuntary, or any other distribution of the assets of Exchangeco, among its shareholders for the purpose of winding up its affairs, such preference shall only apply to the entitlement of the liquidation amount.

Certain Restrictions

So long as any of the exchangeable shares are outstanding, Exchangeco will not, without the approval of the holders of the exchangeable shares as described below under the heading “Amendment and Approval”:

•	pay any dividends on the common shares or preferred shares of Exchangeco or any other shares ranking junior to the exchangeable shares, other than stock dividends payable in common shares or preferred shares of Exchangeco or any other shares ranking junior to the exchangeable shares;

•	redeem, purchase or make any capital distribution in respect of common shares or preferred shares of Exchangeco or any other shares ranking junior to the exchangeable shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of Exchangeco or any other distribution of assets of Exchangeco;

•	redeem or purchase or make any capital distribution in respect of any other shares of Exchangeco ranking equally with the exchangeable shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of Exchangeco or any other distribution of assets of Exchangeco; or

•	issue any exchangeable shares or any other shares of Exchangeco ranking equally with, or superior to, the exchangeable shares other than by way of stock dividends to the holders of exchangeable shares.

These restrictions do not apply if all dividends on the outstanding exchangeable shares corresponding to dividends declared and paid to date on the shares of Magnum Hunter common stock have been declared and paid on the exchangeable shares.

Restrictions on Transfer

In addition to any other restriction on transfer of any shares of Exchangeco contained in the articles of Exchangeco, no holder of exchangeable shares may sell, assign, encumber, grant a security interest in, or cause Exchangeco, Magnum Hunter or Callco to redeem or otherwise dispose of or transfer its exchangeable shares, except in accordance with operation of law, or with respect to a re-registration of a share certificate evidencing exchangeable shares that does not involve a change in beneficial ownership.

Amendment and Approval

The rights, privileges, restrictions and conditions attaching to the exchangeable shares may be added to, changed or removed only with the approval of the holders of the exchangeable shares. Any such approval or any other approval or consent to be given by the holders of the exchangeable shares will be deemed to have been sufficiently given if given in accordance with applicable law subject to a minimum requirement that approval or consent be evidenced by a resolution passed by not less than 66 2/3% of the votes cast on the resolution (other than by Magnum Hunter and its affiliates) at a meeting of the holders of exchangeable shares duly called and held at which holders of at least 10% of the outstanding exchangeable shares (other than Magnum Hunter and its affiliates) are present. In the event that no quorum is present at such meeting within one-half hour after the time appointed for the meeting, the meeting will be adjourned to a place and time (not less than five days later) designated by the chair of the meeting. At the adjourned meeting, the holders of exchangeable shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed at the adjourned meeting by the affirmative vote of not less than 66 2/3% of the votes cast on the resolution (other than by Magnum Hunter and its affiliates) will constitute the approval or consent of the holders of the exchangeable shares.

Magnum Hunter Support Obligations

On the effective date of the arrangement, Magnum Hunter, Callco and Exchangeco will enter into the exchangeable share support agreement creating specified obligations. Pursuant to the terms of the exchangeable share support agreement, Magnum Hunter will make the following covenants for so long as any exchangeable shares (other than exchangeable shares owned by Magnum Hunter or its affiliates) remain outstanding:

•	Magnum Hunter will not declare or pay dividends on shares of Magnum Hunter common stock unless Exchangeco: (i) simultaneously declares or pays, as the case may be, an equivalent dividend on the exchangeable shares and has sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such equivalent dividend; or (ii) subdivides the exchangeable shares in lieu of a stock dividend thereon (as provided for in the exchangeable share provisions) and has sufficient authorized but unissued securities available to enable the subdivision;

•	Magnum Hunter will advise Exchangeco sufficiently in advance of the declaration of any dividend on shares of Magnum Hunter common stock and take other reasonably necessary actions to ensure that: (i) the declaration date, record date and payment date for dividends on the exchangeable shares are the same as those for the corresponding dividend on the shares of Magnum Hunter common stock; or (ii) the record date and effective date for a subdivision of the exchangeable shares in lieu of a stock dividend (as provided for in the exchangeable share provisions, attached to the plan of arrangement as Schedule A) are the same as the record date and payment date for the stock dividend on the shares of Magnum Hunter common stock;

•	Magnum Hunter will take all actions and do all things reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay to the holders of the exchangeable shares the applicable liquidation amount, redemption price or retraction price in the event of a liquidation, dissolution or winding-up of Exchangeco, a retraction request by a holder of exchangeable shares or a redemption of exchangeable shares by Exchangeco, including delivering shares of Magnum Hunter common stock to holders of exchangeable shares;

•	Magnum Hunter will take all actions and do all things reasonably necessary or desirable to enable and permit Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the call rights, including delivering shares of Magnum Hunter common stock to holders of exchangeable shares in accordance with the applicable call right; and

•	Magnum Hunter will not (and will ensure that Callco or any of its affiliates does not) exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs nor take any action or omit to take any action (and Magnum Hunter will not permit Callco or any of its affiliates to take any action or omit to take any action) that is designed to result in the liquidation, dissolution or winding up of Exchangeco or any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs.

The exchangeable share support agreement and the exchangeable share provisions will provide that so long as any exchangeable shares not owned by Magnum Hunter or its affiliates are outstanding, Magnum Hunter will not, without the prior approval of Exchangeco and the holders of the exchangeable shares given in the manner described above under the heading “Amendment and Approval,” and subject to specified exceptions, issue or distribute shares of Magnum Hunter common stock, securities exchangeable for or convertible into or carrying rights to acquire shares of Magnum Hunter common stock, rights, options or warrants to subscribe for or to purchase shares of Magnum Hunter common stock, evidences of indebtedness or other assets of Magnum Hunter, to all or substantially all of the then-outstanding holders of shares of Magnum Hunter common stock, nor will Magnum Hunter subdivide, redivide, reduce, combine, consolidate, reclassify or otherwise change the shares of Magnum Hunter common stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Magnum Hunter common stock, unless the same or an economically equivalent distribution or change is simultaneously made to the exchangeable shares (or in the rights of the holders thereof). The board of directors of Exchangeco is conclusively empowered to determine in good faith and in its sole discretion whether any corresponding distribution on or change to the exchangeable shares is the same as, or economically equivalent to, any proposed distribution on or change to the shares of Magnum Hunter common stock. In the event of any proposed tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to the shares of Magnum Hunter common stock which is recommended or otherwise approved or consented to by Magnum Hunter’s board of directors and in connection with which the exchangeable shares are not redeemed by Exchangeco or purchased by Callco under the redemption call right, Magnum Hunter will use reasonable best efforts to take all actions necessary or desirable to enable holders of exchangeable shares to participate in the transaction to the same extent and on an economically equivalent basis as the holders of shares of Magnum Hunter common stock.

The exchangeable share support agreement, the voting and exchange trust agreement and the exchangeable share provisions will also provide that in the event of a Magnum Hunter control transaction: (i) in which Magnum Hunter merges or amalgamates with, or in which all or substantially all of the then outstanding shares of Magnum Hunter common stock are acquired by one or more other corporations to which Magnum Hunter is, immediately before such merger, amalgamation or acquisition, “related” within the meaning of the Tax Act (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof); (ii) which does not result in an acceleration of the redemption date in connection with the failure to approve an exempt exchangeable share voting event; and (iii) in which all or substantially all of the then outstanding shares of Magnum Hunter common stock are converted into or exchanged for shares or rights to acquire shares (“Other Shares”) of another corporation (the “Other Corporation”), that, immediately after such Magnum Hunter control transaction, owns or controls, directly or indirectly, Magnum Hunter; then all references to Magnum Hunter shall be deemed to be references to the Other Corporation, and all references in those documents to shares of Magnum Hunter common stock will thereafter be and be deemed to be references to Other Shares (with appropriate adjustments, if any) without any need to amend the terms and conditions of the exchangeable shares and without any further action required. In addition, Magnum Hunter will cause the Other Corporation to deposit one or more voting securities of such Other Corporation to allow the holders of exchangeable shares (other than Magnum Hunter and its affiliates) to exercise voting rights in respect of the Other Corporation substantially similar to those described under the heading “Voting Rights with Respect to Magnum Hunter” above.

In order to assist Magnum Hunter in complying with its obligations under the exchangeable share support agreement and to permit Callco to exercise the call rights, Exchangeco is required to notify Magnum Hunter and Callco if specified events occur, such as the liquidation, dissolution or winding-up of Exchangeco, Exchangeco’s receipt of a retraction request from a holder of exchangeable shares, the determination of a redemption date, the issuance by Exchangeco of any exchangeable shares or rights to acquire exchangeable shares, and upon receiving notice of a change of law.

Under the exchangeable share support agreement, Magnum Hunter and Callco have agreed not to exercise any voting rights attached to the exchangeable shares owned by them or any of their affiliates on any matter considered at meetings of holders of exchangeable shares.

With the exception of administrative changes for the purpose of adding covenants, making specified necessary amendments or curing ambiguities or clerical errors (in each case provided that the board of directors of each of Magnum Hunter, Exchangeco and Callco are of the opinion that such amendments are not prejudicial to the interests of the holders of the exchangeable shares), the exchangeable share support agreement may not be amended without the approval of the holders of the exchangeable shares given in the manner described above under the heading “Amendment and Approval”.

Qualification of Shares of Magnum Hunter Common Stock

Under the exchangeable share support agreement, Magnum Hunter will use its reasonable best efforts and in good faith take all such actions and do all such things as are necessary or desirable within its power to cause all shares of Magnum Hunter common stock to be delivered by it under the exchangeable share support agreement or on the exercise of the rights granted to the trustee under the voting and exchange trust agreement to be duly registered, qualified or approved under applicable Canadian and United States securities laws, if required, so that such shares may be freely traded by the holder thereof (other than any restriction on transfer by reason of a holder being a “control person” of Magnum Hunter for purposes of Canadian law, or an “affiliate” of Magnum Hunter for the purposes of U.S. law). In addition, Magnum Hunter will take all actions necessary to cause all such shares of Magnum Hunter common stock to be listed or quoted for trading on all stock exchanges or quotation systems on which outstanding shares of Magnum Hunter common stock are then listed or quoted for trading (currently the NYSE).

INFORMATION ABOUT NULOCH

The following discussion should be read in conjunction with the consolidated financial statements of NuLoch and the related notes, which were filed by Magnum Hunter with the SEC on a Current Report on Form 8-K on March 9, 2011 and are incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 143 of this proxy statement.

This discussion also contains forward-looking statements reflecting current expectations of NuLoch’s management. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of management of NuLoch and are subject to numerous risks and uncertainties that could cause actual outcomes and results, including project completion dates, production rates, capital expenditures, costs and business plans, to be materially different from those projected or anticipated. Please refer to the MD&A of NuLoch, which was filed on March 1, 2011 with the Canadian securities regulatory authorities and is available under NuLoch’s company profile on SEDAR at www.sedar.com, for a description of the risk factors affecting NuLoch and other risks and uncertainties with respect to forward-looking statements. In addition, please also refer to the risks described under “Risk Factors” beginning on page 14 of this proxy statement, those risks described in documents that are incorporated by reference into this proxy statement, and “Cautionary Statement Regarding Forward Looking Statements” beginning on page 19 of this proxy statement. Actual results and the timing of events may differ significantly from those projected in forward-looking statements. All dollar amounts referred to in this section are in Canadian dollars.

Business of NuLoch

General

NuLoch is an oil and gas company engaged in exploration, acquisition, development and production of petroleum and natural gas in Western Canada and North Dakota. NuLoch’s principal assets are located at Enchant, near Vauxhall, Alberta, Canada, at Balsam near Grande Prairie, Alberta, Canada, at Tableland, near Estevan, Saskatchewan, Canada and in Divide County and Burke County in North Dakota. In February 2011, NuLoch’s corporate production capability from completed wells was 1,550 boe/d (NuLoch-company working interest: 87% crude oil, 70% from the Williston Basin). Additionally, an estimated 630 boe/d of net potential production (IP30 basis, net to NuLoch’s working interest) was behind pipe in wells that are being fracture stimulated, standing cased or currently drilling.

Corporate Strategy

During late 2005 and early 2006, NuLoch established a base of production from 38 (37.9 net) shallow natural gas wells at Enchant, Alberta. Since that time until December 31, 2010, NuLoch participated in 26 (17.6 net) wells targeting formations in Alberta other than shallow gas. In 2005 and 2006, virtually all of NuLoch’s drilling activity targeted natural gas reservoirs. Since then, NuLoch has shifted to drilling for crude oil in response to its more favourable pricing relative to natural gas. Starting in the fourth quarter of 2009, all of NuLoch’s drilling has targeted oil in the Bakken and Three Forks Sanish formations in Saskatchewan and North Dakota with a total of 55 (14.1 net) wells being spud during the 15 month period ended December 31, 2010.

NuLoch has focused on developing its business through drilling and has, since the third quarter of 2009, begun to expand operations and interests in core areas through acquisitions. The acquisition of a private, Alberta based, junior exploration and development company with an oil focus was completed in the third quarter of 2009. In the fourth quarter of 2009, NuLoch acquired producing oil properties and undeveloped land in Divide County, North Dakota. In the first quarter of 2010, the North Dakota position was expanded with an acquisition in Burke County. During the fourth quarter of 2010, production was obtained from 66 (54.7 net) wells in Canada and 57 (5.2 net) wells in the United States. A relatively small proportion of capital has been invested in infrastructure such as oil batteries and gas plants as most of NuLoch’s activity has been in areas already serviced by others. NuLoch prefers to operate its own prospects and maintain high working interests where possible. However, in North Dakota, NuLoch is currently relying on much larger industry participants, with local presence, to operate its properties.

NuLoch assesses capital investments based on the following criteria:

•	risk capital required to evaluate the prospect;

•	likelihood of economic success; and

•	estimated return on investment.

NuLoch attempts to develop as many prospects as possible, within the limitations of its human and capital resources, such that those prospects with the most attractive potential returns are selected for investment.

Funding for NuLoch’s investment program has come primarily from the issuance of new shareholders’ equity. Cash flow from operations has been an increasingly important source of funds as NuLoch’s business has grown. While NuLoch maintains a line of credit with a Canadian chartered bank, it has generally not relied on that facility as a primary source of capital.

Principal Properties

Alberta — Enchant Second White Specks Shallow Gas

This property consists of 16.75 sections of land on which 42 wells were drilled in 2005 at virtually 100% working interest. Four wells (4.0 net) were subsequently abandoned in 2006, and as at December 31, 2010, 38 wells (37.9 net) were producing and 25 undrilled spacing units had been assigned proved undeveloped and probable undeveloped reserves. The natural gas is collected by NuLoch’s gathering system and compressed and processed through third-party facilities.

Alberta — Balsam

As at December 31, 2010, NuLoch had a 63% interest in two producing Kiskatinaw oil wells at Balsam that provided 24% of NuLoch’s production during 2010 on an oil-equivalent basis. The oil is produced to tanks and trucked to market and the associated solution gas is processed in third-party facilities.

Alberta — Other

As at December 31, 2010, NuLoch had 5 gas wells (3.2 net) producing in the Enchant area of Southern Alberta. The production is processed through third-party facilities. NuLoch also has one oil well (1.0 net) at

Enchant. These wells produce from the Mannville, Glauconite and Mississippian formations. NuLoch has interests in other properties with 10 gas wells (3.9 net) and 1 oil wells (0.5 net).

Saskatchewan — Tableland

As at December 31, 2010, NuLoch had 52,100 gross acres (38,700 net) of largely contiguous land that is prospective for Bakken and Three Forks Sanish oil at Tableland. NuLoch had seven producing oil wells (5.5 net) at Tableland at December 31, 2010 and had two wells (2.0 net) awaiting completion and one well (0.7 net) drilling at year end. Two wells (1.4 net) that produced during the fourth quarter of 2010 were not capable of production at December 31, 2010. It is expected that most of the NuLoch’s capital expenditure budget for Canadian properties will be directed to Tableland in 2011.

Oil production at Tableland averaged 163 bopd (NuLoch working interest) during the fourth quarter of 2010. Oil is produced to tanks and trucked to market while associated natural gas is flared due to a lack of proximal transportation and processing facilities. During the first quarter of 2011, NuLoch is constructing a central oil processing and water disposal facility to further optimize its production operations at Tableland.

North Dakota

NuLoch acquired a 10% working interest in 240,000 largely contiguous acres in Divide County, North Dakota in October 2009. A further 39,000 gross acres (8,700 net) was acquired in Burke County in January 2010. There are multiple operators on these blocks and since the acquisitions and up to December 31, 2010, NuLoch has participated in the drilling of 42 wells (4.0 net). Most of the wells target the Three Forks Sanish formation but some wells target the Bakken formation. At December 31, 2010, 11 horizontal wells (1.3 net) were awaiting completion and four wells (0.4 net) were drilling.

Oil production in North Dakota averaged 313 bopd (NuLoch working interest) during the fourth quarter of 2010. Oil is produced to tanks and is sold at the wellhead. Natural gas is conserved where facilities exist but most is flared.

Competitive Conditions

The oil and natural gas industry is intensely competitive in all its phases. NuLoch competes with numerous other participants in the search for, and the acquisition of, oil and natural gas properties and in the marketing of oil and natural gas. NuLoch’s competitors include resource companies which have greater financial resources, staff and facilities than those of NuLoch. Competitive factors in the distribution and marketing of oil and natural gas include price and methods and reliability of delivery. NuLoch believes that its competitive position is equivalent to that of other oil and gas issuers of similar size and at a similar stage of development.

Seasonal Nature of the Oil and Gas Industry

The development of oil and gas reserves is dependent on access to areas where production is to be conducted. Seasonal weather variations, including freeze-up and break-up, affect access in certain circumstances.

Foreign Operations

NuLoch conducts its business and operations in both the United States and Canada and is therefore exposed to foreign currency risk on both revenues and costs to the extent the value of the Canadian dollar varies relative to the United States dollar.

Environmental Matters

The oil and gas industry is subject to environmental regulations pursuant to applicable legislation. Such legislation provides for restrictions and prohibitions on release or emission of various substances produced in association with certain oil and gas industry operations, and requires that well and facility sites be abandoned and reclaimed to the satisfaction of environmental authorities. As at December 31, 2010, NuLoch recorded an obligation on its balance sheet of $1,357,000 for asset retirement. NuLoch maintains an insurance program consistent with industry practice to protect against losses due to accidental destruction of assets, well blowouts, pollution and other operating accidents or disruptions. NuLoch also has operational and emergency response procedures and safety and environmental programs in place to reduce potential loss exposure. No assurance can be given that the application of environmental laws to the business and operations of NuLoch will not result in a curtailment of production or a material increase in the costs of production, development or exploration activities or otherwise adversely affect NuLoch’s financial condition, results of operations or prospects.

Personnel

As at December 31, 2010, NuLoch had ten full time employees and three part time employees or consultants based in its offices in Calgary, Alberta and two full time employees and one part time employee based in its offices in Denver, Colorado.

Marketing of Oil and Natural Gas

Most of NuLoch’s production is marketed through short term contracts into spot markets.

Corporate Information

NuLoch was incorporated under the Business Corporations Act (Alberta) on May 13, 2005 under the name “NuLoch Resources Inc.” and commenced operations in July of 2005. In August 2009, NuLoch amalgamated with Wilderness Energy Corp. and continued under the name “NuLoch Resources Inc.”.

The NuLoch shares trade on the TSX Venture Exchange under the symbol “NLR”. The head office of NuLoch is located at 2200, 444 — 5th Avenue S.W., Calgary, Alberta T2P 2T8 and the registered office is located at 1900, 520 — 3rd Avenue S.W., Calgary, Alberta T2P 0R3.

NuLoch does not have any subsidiaries other than NuLoch America Corp., which was incorporated on September 28, 2009 under the laws of Delaware and is wholly owned by NuLoch.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of NuLoch

The following discussion and analysis, which we refer to in this section as MD&A, was prepared as of February 28, 2011 and should be read in conjunction with the audited consolidated financial statements of NuLoch for the year ended December 31, 2010, which were filed by Magnum Hunter with the SEC on a Current Report on Form 8-K on March 9, 2011 and are incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 143 of this proxy statement. Tabular amounts are represented in thousands of Canadian dollars, unless otherwise indicated.

The consolidated financial statements as at December 31, 2010 and 2009 and for the years then ended and extracts thereof provided within this MD&A were prepared in Canadian dollars using Canadian generally accepted accounting principles, which we refer to in this section as Canadian GAAP.

Additional information on the consolidated financial statements, this MD&A and other factors that could affect NuLoch’s operations and financial results are included in reports, including NuLoch’s Annual Information Form, which is on file with the Canadian securities regulatory authorities and may be accessed through the Canadian System for Electronic Document Analysis and Retrieval, or SEDAR, at www.sedar.com.

Unless otherwise noted, presentation of petroleum and natural gas reserves or production volumes in this MD&A are made at a NuLoch-company working interest gross level. Similarly, revenues and expenses that are expressed in dollars per production unit use NuLoch-company working interest volumes rather than net revenue interest volumes in their denominators.

This MD&A has been prepared from extracts of the MD&A originally filed with the Canadian securities regulatory authorities in each of the provinces of Canada on SEDAR at www.sedar.com on March 1, 2011. Certain disclosures in this MD&A have been modified in this MD&A to conform with SEC requirements.

Overview of NuLoch

NuLoch is a Canadian public oil and gas company headquartered in Calgary, Alberta. NuLoch has been focused on oil shale and actively developing its large contiguous 71,000 net acre land position in the Williston Basin of Saskatchewan and Divide and Burke Counties in North Dakota. NuLoch owns various operated and non-operated working interests in approximately 67 oil wells capable of production from the emerging Bakken-Sanish Three Forks unconventional oil shale play, and has six drilling rigs currently operating across the Basin.

Highlights of NuLoch

	Year Ended
	December 31,
	2010	2009

OPERATING
Production — daily average
Oil and NGL (bbls/d)	620	239
Natural gas (Mcf/d)	1,626	2,020
Combined oil equivalent (boe/d)(1)	891	576
Average sales prices
Oil and NGL ($/bbl)	75.04	65.43
Natural gas ($/Mcf)	4.06	4.31
Combined oil equivalent ($/boe)	59.63	42.31

	Year Ended
	December 31,
	2010	2009
	($ thousands except per share amounts)

FINANCIAL
Petroleum and natural gas revenue	19,383	8,888
Funds flow from operations(2)	6,639	2,957
Per share — basic	0.06	0.06
— diluted	0.06	0.06
Net earnings (loss)(3)	(2,563)	1,884
Per share — basic	(0.03)	0.04
— diluted	(0.03)	0.04
Working capital (deficiency) — end of period	(2,072)	374
Undrawn line of credit	25,000	7,000
Capital expenditures and acquisitions using cash	58,069	20,879

	Year Ended
	December 31,
	2010	2009
	(Thousands)

COMMON SHARES
Class A, end of period	122,333	78,288
Class B, end of period	—	653
Employee options, end of period	11,816	7,415
Underwriter options, end of period	648	1,106
Basic, weighted average combined	102,159	49,031
Diluted, weighted average	102,159	49,735

(1)	Six Mcf of natural gas is considered equivalent to 1 barrel of oil.

(2)	Cash flow from operations before changes in non-cash operating working capital.

(3)	In the third quarter of 2009, NuLoch recorded a $2,281,000 gain from an extraordinary item.

An Overview of NuLoch’s 2010 Activities

Production increase

NuLoch increased its production 30% to average 917 boe/d in the fourth quarter of 2010 compared to 708 boe/d in the fourth quarter of 2009. NuLoch’s production capability, including forecasts from newly completed wells, reached 1,550 boe/d in January 2011.

Oil production weighting

NuLoch moved to 76% oil production weighting in the fourth quarter of 2010 compared to 55% in the fourth quarter of 2009.

Resource acquisitions

NuLoch expanded its land position into Burke County, North Dakota with a purchase of 8,500 net acres in January 2010. NuLoch’s focus in 2010 shifted from acquisition to development of significant blocks of NuLoch’s land.

Capital program

NuLoch managed a record capital program in 2010 that totaled $58 million compared to $21 million in 2009. 80% of NuLoch’s 2010 program was drilling, completion and related equipment.

Reserve additions

NuLoch’s proved and probable reserves of petroleum and natural gas increased by 190% to end 2010 at 10,003 Mboe. The associated value of $152 million (before tax, 10% discounted cash flow) is a 279% increase over 2009. All-in finding, development and acquisition costs in 2010 were $21.93 per boe (three year average $24.94 per boe).

Equity financing

NuLoch completed two equity financings in 2010 for total gross proceeds of $51 million and NuLoch had no outstanding bank debt at December 31, 2010.

Subsequent event

On January 19, 2011, NuLoch entered into an arrangement agreement with Magnum Hunter and Exchangeco pursuant to which Magnum Hunter, through Exchangeco, will acquire all of the issued and outstanding equity of NuLoch, as described in more detail in this proxy statement.

Outlook for NuLoch

This section of the MD&A presents plans and expectations of NuLoch shaped by its management’s view of how future events may unfold.

The pending merger with Magnum Hunter has not changed the business plan for NuLoch. The 2011 capital budget is a continuation of the record levels of investment undertaken in 2010 with potential for a program of $80 million. Capital expenditures totaled $58.1 million in 2010 with more than 90% directed to the Williston Basin in Saskatchewan and North Dakota. The fourth quarter of 2010 accounted for $20.3 million of the total but was less than originally expected. While drilling activity remained on-pace with six rigs running, harsh weather and a shortage of services left 13 wells (3.3 net) awaiting completion at year-end.

NuLoch was working through the completion inventory during January and February 2011 and seven wells (2.5 net) were fracture stimulated. Six rigs are currently operational.

NuLoch’s most significant asset is its petroleum and natural gas property located in the Williston Basin. AJM Petroleum Consultants, NuLoch’s independent reserves evaluator, assigned 3.5 Mboe of reserves in Saskatchewan and 4.6 Mboe in North Dakota (proved plus probable, company working interest) at December 31, 2010. Most of NuLoch’s production and reserves in the Williston are attributable to the Three Forks Sanish (TFS) formation that lies directly below the shale of the Lower Bakken formation. Since acquiring its North Dakota position in 2009, 17 wells (1.4 net) have been completed that have at least 30 days of production history (IP30). The average IP30 is 267 bbls/d of oil. During the same period, six successful wells (4.5 net) were produced in Canada with an average IP30 rate of 143 bbls/d of oil.

One notable well result in 2010 (0.2 net well) was from the siltstone of Middle Bakken Formation (BK) in Burke County. BK production is observed from a number of locations across our North Dakota acreage. However most of these wells were completed a number of years ago using inferior techniques. The Gustafson 29-32-161-99 averaged 471 bbls/d of oil from the BK over its first 30 days (IP30) ranking it among the best results obtained by NuLoch last year. Further identification of this BK potential is an important objective for 2011. A considerable portion of NuLoch’s acreage may be prospective in both the TFS and BK.

As in 2010, NuLoch will be focusing its capital activity in the Williston Basin and, therefore, its non-Williston production, primarily in Alberta, is expected to decline from 450 boe/d to 350 boe/d by year end. NuLoch has accumulated more than a year of operational history since commencing its program in the Williston Basin. Current productive capability is 600 boe/d in Saskatchewan and 500 boe/d in North Dakota. NuLoch targets a corporate exit rate for 2011 at 2,500 boe/d with over 90% derived from light and medium crude oil. Although there is always risk that NuLoch’s drilling plans will be adjusted, achieving these targets is also highly dependent upon the pace of completion activity and repeatability of results to date.

Development of NuLoch’s Business

NuLoch is engaged in the exploration, development and production of petroleum and natural gas in Western Canada and North Dakota and has five districts into which its production is assigned for reporting purposes.

During late 2005 and early 2006, NuLoch established a base of production from 38 shallow natural gas wells at Enchant, Alberta. During the second half of 2006 and into 2007, much of NuLoch’s activity was focused on natural gas drilling at Enchant. In late 2006, NuLoch’s focus began to change to oil drilling with a successful Kiskatinaw discovery (0.3 net) at Balsam, Alberta. This was followed up with a second well (0.3 net) at Balsam and provided much of NuLoch’s oil production in 2008 and 2009. Well drilling activity levels were low in late 2008 and for the first three quarters of 2009 in response to the global economic crisis. In the second quarter of 2009, one (0.2 net) gas well was placed on-stream at Enchant, Alberta and one (1.0 net) oil well and additional undeveloped acreage was acquired at Tableland, Saskatchewan. In the third quarter of 2009, NuLoch acquired Wilderness Energy Corp. with 200 boe/d of production and doubled its working interest at Balsam. In the fourth quarter of 2009 NuLoch made a significant acquisition in North Dakota that included 142 bbls/d of oil production and a 10% working interest in most of the 240,000 acres of land. The land is considered prospective for Bakken and Three Forks Sanish oil.

2010

Saskatchewan, Tableland

One well (1.0 net) drilled in the fourth quarter of 2009 was brought into production in the first quarter of 2010. NuLoch drilled five (3.5 net) horizontal wells at Tableland in the first quarter of 2010 but first production was not achieved until the second quarter. One well (0.7 net) was drilled in second quarter of 2010. In third quarter of 2010, one well (0.7 net) was drilled. In the fourth quarter of 2010, four wells (3.5 net) were rig released. At December 31, 2010, NuLoch had a 74% average working interest in 81 sections of largely contiguous land in southeast Saskatchewan that is prospective for Middle Bakken and Three Forks Sanish oil.

North Dakota

In January 2010, NuLoch further expanded its operations in North Dakota. It acquired 8,500 net acres of undeveloped land and 15 bbls/d of oil in Burke County. The purchase price, established effective January 21, 2010, was approximately US$3,100,000. NuLoch believes the lands acquired are prospective for Middle Bakken and Three Forks Sanish development.

During the first quarter of 2010, NuLoch participated in the completion of a one-mile well (0.1 net) on 640 acre spacing and a two-mile well (nominal working interest) on 1280 acre spacing. In the second quarter of 2010, four additional 640’s (0.4 net) and three additional 1280’s (0.2 net) were completed. All wells were completed in the Three Forks Sanish formation. In the third quarter of 2010, two (0.2 net) 640’s were completed in the Three Forks Sanish and one (0.1 net) 1,280 was completed in the Middle Bakken. One vertical exploration well (0.1 net) targeting a conventional reservoir was drilled and abandoned in third quarter of 2010. During the fourth quarter of 2010, five 640 wells (0.5 net) and four 1280 wells (0.4 net) were completed bringing total completions in the year to 21 wells (1.9 net).

Alberta — Other

In November 2009, NuLoch re-completed a proved undeveloped Wilderness Energy well (1.0 net) in central Alberta in the Belly River formation. The well was placed on stream in January 2010 and averaged 335 Mcf/d of natural gas during 2010.

NuLoch is de-emphasizing development of the natural gas prone Enchant field. Natural gas prices are relatively low and NuLoch is focused on enhancing oil capability in the Williston Basin of Saskatchewan and North Dakota.

Production Statistics

		Producing Wells
			Net
	Primary Areas	Gross	Oil	Gas	Total

Production Districts as of December 31, 2010
Alberta — Balsam	Balsam	2	1.3	—	1.3
Alberta — Shallow Gas	Enchant	38	—	37.9	37.9
Alberta — Others	Pembina, Enchant, Farrow	17	1.5	7.1	8.6
Saskatchewan	Tableland	9	6.9	—	6.9
North Dakota	Divide, Burke	57	5.2	—	5.2

		123	14.9	45.0	59.9

Production — daily average

			Q1	Q2	Q3	Q4	Annual

2010
Oil and NGL	(bbls/d	)	495	649	637	695	620
Natural gas	(Mcf/d	)	2,047	1,659	1,470	1,336	1,626
Combined oil equivalent	(boe/d	)	837	925	882	917	891
2009
Oil and NGL	(bbls/d	)	159	161	242	392	239
Natural gas	(Mcf/d	)	2,140	2,074	1,968	1,899	2,020
Combined oil equivalent	(boe/d	)	515	507	570	708	576

Reserves of Petroleum and Natural Gas

This section of the MD&A presents plans and expectations of NuLoch shaped by its management’s view of how future events may unfold.

NuLoch retained AJM to conduct the evaluation of NuLoch’s petroleum and natural gas reserves as at December 31, 2010. AJM’s report was compiled pursuant to the guidelines of Canada’s National Instrument 51-101 and certain extracts are summarized herein.

	Light &
	Medium Oil	Heavy Oil	Natural Gas	NGL	Total
	(Mbbl)	(Mbbl)	(MMcf)	(Mbbl)	(Mboe)

Company Gross Reserves(1) as at December 31, 2010
Proved developed producing	1,145	8	2,610	2	1,589
Proved developed non-producing	450	—	429	2	523
Proved undeveloped	3,499	—	4,085	—	4,181

Total proved	5,094	8	7,124	4	6,293
Probable	3,025	6	4,060	2	3,710

Total proved and probable	8,119	14	11,184	6	10,003

	Before Income Tax

Forecast Net Revenue(1) as at December 31, 2010
$000s, discounted at	0%	5%	10%	15%

Proved developed producing	66,539	50,213	40,386	33,991
Proved developed non-producing	29,479	19,634	14,639	11,650
Proved undeveloped	145,553	76,381	41,821	21,961

Total proved	241,571	146,228	96,846	67,602
Probable	255,797	103,423	54,929	33,695

Total proved and probable	497,368	249,651	151,775	101,297

	After Income Tax

$000s, discounted at	0%	5%	10%	15%

Proved developed producing	66,539	50,213	40,386	33,991
Proved developed non-producing	29,474	19,633	14,638	11,650
Proved undeveloped	127,149	67,609	37,171	19,301

Total proved	223,162	137,455	92,195	64,942
Probable	220,281	89,327	47,557	29,227

Total proved and probable	443,443	226,782	139,752	94,169

(1)	Columns and rows may not add due to rounding

Future prices used in the forecast of net revenue are based on those estimated by AJM as at December 31, 2010. The first five years of forecast prices for certain benchmarks are summarized below:

Five-Year Forecast of Future Prices

	Oil	Oil	Natural Gas
Year	WTI	Edmonton	AECO Average
	($US/bbl)	($CDN/bbl)	($CDN/Mcf)

2011	85.00	82.80	4.10
2012	89.25	88.80	4.60
2013	91.55	94.05	5.20
2014	95.50	98.15	5.50
2015	102.85	105.80	5.75

Reserve Reconciliation (Company Working Interest)(1)

	Light &
	Medium Oil	Heavy Oil	Natural Gas	NGL	Total
	(Mbbl)	(Mbbl)	(MMcf)	(Mbbl)	(Mboe)

Proved
December 31, 2009	806	16	8,307	20	2,226
Extensions	4,391		7		4,392
Technical revisions	105	(1)	(457)	(15)	14
Economic factors	—		(136)	—	(23)
Acquisitions	17	—	—	—	17
Dispositions	(7)	—	(3)	—	(7)
Production	(218)	(7)	(593)	(1)	(325)

December 31, 2010	5,094	8	7,124	4	6,293
Probable
December 31, 2009	492	7	4,322	9	1,229
Extensions	2,464		7		2,465
Technical revisions	63	(1)	(285)	(7)	8
Economic factors	1		18		4
Acquisitions	9				9
Dispositions	(3)		(1)		(3)
Production	—	—	—	—	—

December 31, 2010	3,025	6	4,060	2	3,710
Proved and Probable
December 31, 2009	1,298	23	12,629	29	3,455
Extensions	6,855		14		6,857
Technical revisions	168	(2)	(743)	(22)	20
Economic factors	1		(119)		(19)
Acquisitions	26			26
Dispositions	(10)		(3)		(10)
Production	(218)	(7)	(593)	(1)	(325)

December 31, 2010	8,119	14	11,184	6	10,003

(1)	Columns and rows may not add due to rounding

Results of Operations of NuLoch

Selected Financial Information

	Q1	Q2	Q3	Q4	Annual
	($ thousands, except per share information)

2010
Petroleum and natural gas revenue	4,360	4,931	4,735	5,357	19,383
Funds flow from operations(1)	1,770	1,739	1,496	1,634	6,639
Per share — basic	0.02	0.02	0.01	0.01	0.06
— diluted	0.02	0.02	0.01	0.01	0.06
Net loss	(280)	(722)	(901)	(660)	(2,563)
Per share — basic	—	(0.01)	(0.01)	(0.01)	(0.03)
— diluted	—	(0.01)	(0.01)	(0.01)	(0.03)
Total assets — end of period	93,392	93,760	94,843	123,239	123,239
Working capital (deficiency) — end of period	9,323	(1,915)	(9,930)	(2,072)	(2,072)
2009
Petroleum and natural gas revenue	1,632	1,638	2,182	3,436	8,888
Funds flow from operations(1)	469	556	650	1,282	2,957
Per share — basic	0.01	0.01	0.02	0.02	0.06
— diluted	0.01	0.01	0.02	0.02	0.06
Net earnings (loss) before	(614)	(520)	(501)	1,238	(397)
Extraordinary items(2)
Per share — basic	(0.02)	(0.01)	(0.01)	0.02	(0.01)
— diluted	(0.02)	(0.01)	(0.01)	0.02	(0.01)
Net earnings (loss)	(614)	(520)	1,780	1,238	1,884
Per share — basic	(0.02)	(0.01)	0.04	0.02	0.04
— diluted	(0.02)	(0.01)	0.04	0.02	0.04
Total assets — end of period	37,245	37,032	41,127	66,065	66,065
Working capital (deficiency) — end of period	(4,470)	(4,368)	(6,324)	374	374

(1)	Funds flow from operations is a non-Canadian GAAP measurement.

(2)	In the third quarter of 2009, NuLoch recorded a $2,281,000 gain from an extraordinary item.

Revenue

2010 versus 2009.  NuLoch’s production averaged 891boe/d for the year ended December 31, 2010 compared to 576 boe/d in the corresponding period of 2009.

Production, Prices and Revenue

		Q1	Q2	Q3	Q4	Year

2010
Production — daily average
Oil and NGL	(bbls/d)	495	649	637	695	620
Natural gas	(Mcf/d)	2,047	1,659	1,470	1,336	1,626
Combined oil equivalent	(boe/d)	837	925	882	917	891
Average sales prices
Oil and NGL	($/bbl)	77.17	73.72	72.58	77.01	75.04
Natural gas	($/Mcf)	4.98	3.84	3.55	3.54	4.06
Combined oil equivalent	($/boe)	57.89	58.58	58.33	63.47	59.63
Oil and NGL revenue	($)	3,442	4,350	4,256	4,922	16,970
Natural gas revenue	($)	918	581	479	435	2,413

Petroleum and natural gas revenue	($)	4,360	4,931	4,735	5,357	19,383

2009
Production — daily average
Oil and NGL	(bbls/d)	159	161	242	392	239
Natural gas	(Mcf/d)	2,140	2,074	1,968	1,899	2,020
Combined oil equivalent	(boe/d)	515	507	570	708	576
Average sales prices
Oil and NGL	($/bbl)	46.01	60.89	68.23	73.26	65.43
Natural gas	($/Mcf)	5.06	3.94	3.65	4.57	4.31
Combined oil equivalent	($/boe)	35.19	35.50	41.60	52.77	42.31
Oil and NGL revenue	($)	657	894	1,520	2,637	5,708
Natural gas revenue	($)	975	744	662	799	3,180

Petroleum and natural gas revenue	($)	1,632	1,638	2,182	3,436	8,888

Gross petroleum and natural gas revenue grew by 118% in 2010 compared to 2009 resulting from 55% and 41% increases in production rates and average price received per boe, respectively. In 2010, oil and NGL production was up 159% and prices were up 15%, when compared to 2009 and resulting in an increase in oil and NGL revenues to $16,970,000 compared to $5,708,000 in 2009. Gas production rates were down 20% while pricing declined 6% resulting in a decrease in revenue from $3,180,000 in 2009 to $2,413,000 in 2010. Most of the volume increase in the third quarter of 2009 is attributable to the interests acquired in two oil wells at Balsam through the Wilderness Energy Corp. acquisition on August 14, 2009. The increase in oil volumes in the fourth quarter of 2009 arose on the North Dakota acquisition on October 26, 2009. Throughout 2010, new oil production has resulted from the completion of 28 oil wells (7.1 net) in Saskatchewan and North Dakota. Gas production will continue to decline as NuLoch does not have any current plans to invest capital to develop that product.

Royalties

2010 versus 2009.  The quantum of government royalties for the year ended December 31, 2010 has increased by 90% compared to 2009 and the overall effective rate as a percentage of revenues decreased to 19%. The Alberta government provides deductions against royalties payable as a proxy for paying processing fees on the Crown share of natural gas production. These deductions, known as gas cost allowance or GCA, are calculated, in part, with reference to the actual throughput of the gas processing facilities utilized. Crown royalties are paid using estimated deductions that are subject to adjustment on a yearly basis. The price and volume sensitivities of the Alberta Royalty Framework have resulted in natural gas Crown royalties that were largely sheltered by the available GCA during 2010 and 2009. On the other hand, at NuLoch’s Balsam oil wells, the effect of high production rates and recovering oil prices resulted in average oil Crown royalty rates of 47% during 2010. The quantum of royalty also increased when NuLoch doubled its working interest in the Balsam property with the acquisition of Wilderness Energy Corp. in August 2009. Further, production and severance taxes paid to the State of North Dakota totalled $446,000 in 2010 and accounted for 12% of Government royalties.

Effective January 1, 2011, the Alberta government reduced the maximum royalty rates on oil wells to 40% and on gas wells to 36%. The most significant effect will be a reduction in royalties on NuLoch’s Balsam oil property where one well incurred $2,340,000 of oil crown royalties for the year ended December 31, 2010 at the current maximum rate of 50%.

The quantum of other royalties paid by NuLoch in 2010 increased by 516% compared to 2009 reflecting the freehold royalty rates averaging 20% on NuLoch’s producing wells in North Dakota acquired in the fourth quarter of 2009 and the first quarter of 2010 along with new wells drilled on those properties over the past year.

			Change
	2010	2009	%

Royalties Years ended December 31,
Petroleum and natural gas revenue	19,383	8,888	118
Government royalties	3,667	1,932	90
Other royalties	1,812	294	516

Royalties	5,479	2,226	146

	2010	2009
	%	%

Royalties as a percentage of revenue Years ended December 31,
Petroleum and natural gas revenue	100	100
Government royalties	19	22
Other royalties	9	3

Royalties	28	25

Operating Expense

Operating expense can vary significantly depending on such factors as production rates, reservoir quality, water content and available infrastructure. Low operating costs are especially desirable in times of low selling prices for NuLoch’s products because low-cost properties can continue to generate positive cash flow. NuLoch’s target is to maintain average operating expenses below $10.00 per boe of production which would place NuLoch in the top one-third of its peer group in Canada.

2010 versus 2009.  In 2010, operating costs per boe increased to $13.13 from $11.15 in 2009. Handling and disposal of produced water at Tableland are largely responsible for the increase in operating cost per boe. NuLoch commenced construction of an oil battery and water disposal facility in November 2010 with a planned completion of March 2011. This is expected to reduce the operating costs at Tableland as NuLoch endeavors to achieve the target of $10.00 per boe.

The largest components of operating expense are gathering and processing of oil and natural gas through third-party facilities, transportation of these processed products to market, and hauling and disposal of produced water. These categories account for $2.24, $1.97 and $2.50, respectively, of the $13.13 per boe total operating expense in 2010 (2009 — $3.78, $1.48 and $0.27).

			Change
	2010	2009	%

Operating Expense Years ended December 31,
Operating expense	4,269	2,342	82
Operating expense ($/boe)	13.13	11.15	18

Finding and Development (F&D) Costs

F&D costs are derived by dividing all costs incurred in exploratory, development and acquisition activities in a period by the proved and proved plus probable reserves added in that period. These F&D costs are further adjusted to include any future development activity estimated to be required to place the reported reserves on production.

	December 31, 2010
				Rolling
				3 Year	Cumulative
FD&A Costs	2008	2009	2010	2010	since 2005

Additions to property and equipment	16,234	4,809	53,781	74,824	105,479
Add (deduct):
Disposition proceeds			150	150	150
Change in asset retirement obligations	(13)	71	(7)	51	(430)
Office equipment	(2)	(32)	(303)	(337)	(482)
Change due to foreign exchange	—	282	1,792	2,074	2,074
Change in future development costs
Proved reserves	(808)	2,556	79,735	81,483	90,333
Probable reserves	(351)	194	12,340	12,183	12,534

Total F&D costs	15,060	7,880	147,488	170,428	209,658
Acquisitions	—	17,168	3,408	20,576	20,576
Add (deduct):
Change in asset retirement obligations	—	(38)	—	(38)	(38)
Change in future development costs
Proved reserves	—	6,797	—	6,797	6,797
Probable reserves	—	4,050	—	4,050	4,050

Total FD&A costs	15,060	35,857	150,896	201,813	241,043

F&D costs ($/boe)
Proved	146.64	51.00	30.85	34.13	30.26
Proved and probable	(* )	45.95	21.49	24.75	21.44
FD&A costs ($/boe)
Proved	146.64	36.57	31.55	34.62	31.01
Proved and probable	(* )	26.56	21.93	24.94	21.98

(*)	FD&A costs not applicable due to negative technical revisions.

Capital Expenditures

2010 versus 2009.  Cash capital expenditures including acquisitions were $58,069,000 in 2010 compared to $21,977,000 in 2009. These were financed through funds flow from operations of $6,639,000, the March 2010 equity financing of $23,012,000 and the October 2010 equity financing of $28,362,000. In 2009, NuLoch invested $20,879,000 in its capital program, with the majority being spent in the fourth quarter of 2009. In the first nine months of 2009, during the global financial crisis, cash capital expenditures totaled $1,318,000 which was in line with NuLoch’s objective at the time to make capital investments commensurate with the level of available funds flow from operations.

Capital Expenditures

	Year Ended
	December 31,
Periods Ended December 31,	2010	2009

Acquisition	3,408	15,987
Land	5,333	664
Drilling and completions	42,716	2,556
Equipment	4,130	308
Geoscience	1,029	462
Capitalized G&A	1,150	870
Administrative assets	303	32

	58,069	20,879
Disposal of property and equipment	(150)	—
Non-cash changes in property and equipment:
Acquisitions	—	1,181
Foreign exchange	(1,792)	(282)
Other	1,062	199

	(730)	1,098

Increase in property and equipment	57,189	21,977

Wells Completed		Natural
Years Ended December 31,	Oil	Gas	Dry	Total

2010
Gross	28	1	3	32
Net	7.1	1.0	1.3	9.4
2009
Gross	5	1	2	8
Net	1.2	0.2	1.7	3.1

In addition to these completions, thirteen wells (3.3 net) were cased and awaiting completion at December 31, 2010.

Depletion and Depreciation

2010 versus 2009.  The rate of depletion and depreciation in 2010 with respect to property and equipment was $28.84 per boe produced. This rate is higher than the 2009 rate and reflects the higher finding and development costs that were recorded in 2009 and 2010. The 2010 rate is consistent with the cumulative finding, development and acquisition costs of $31.01 per proved boe since NuLoch’s inception.

Depletion and Depreciation
Years ended December 31,	2010	2009	Change %

Depletion and depreciation	9,373	5,370	75
Depletion and depreciation ($/boe)	28.84	25.56	13

General and Administrative (G&A) and Share Based Compensation Expense

2010 versus 2009.  In 2010, NuLoch had twelve office employees compared to six for most of 2009 and used external consultants on an as-needed basis to assist with the regular operation of the business. Gross overhead costs are up 94% in 2010 at $4,017,000 compared to $2,075,000 in 2009 as a result of increased activity levels including NuLoch’s significant capital program and expansion into North Dakota. Public company costs totaling $602,000 are higher in 2010 compared to $101,000 in 2009 which is commensurate with the recent expansion of NuLoch’s business.

Income Taxes

2010 versus 2009.  NuLoch does not expect to incur any current income or capital taxes in respect of 2010. In the first quarter of 2010, NuLoch renounced $8,080,000 in eligible Canadian Exploration Expense with respect to flow-through shares issued in 2009. The income tax effect of the renouncement, being $2,020,000, was recorded in the first quarter of 2010 as a reduction in share capital and increase in future income tax liability. Additional flow-through shares totaling $8,100,000 were issued in October 2010 with renouncement of Canadian Exploration Expense made in the first quarter of 2011. The income tax effect of the renouncement will be recorded at that time. Tax benefits of approximately $8.5 million were recorded in the third quarter of 2009 in respect of the Wilderness Energy Corp. acquisition. In the fourth quarter of 2010 and in the fourth quarter of 2009, a further $0.3 million and $1.6 million, respectively, of tax benefits were recorded based on December 31, 2010 and December 31, 2009 petroleum and natural gas reserve values in respect of Wilderness properties as evaluated by independent reserve engineers.

Interest Expense

2010 versus 2009.  At times during 2010 and 2009 NuLoch drew upon its credit facility with a Canadian chartered bank and incurred interest totaling $98,000 in 2010 and $156,000 in 2009. On average, NuLoch carried a lower outstanding balance in 2010 than in the 2009 and, effective June 25, 2010, the bank decreased its interest rate by 25 bps to a range of prime + 1.75% to prime + 2.4%. NuLoch completed an equity financing in October 2009 which included $8,080,000 of flow through share commitments. In 2010, Part XII.6 tax totaling $62,000 was incurred up until November 2010 when the commitments were satisfied.

Interest Expense
Years Ended December 31,	2010	2009	Change %

Bank interest	98	156	(37)
Part XII.6 tax	62	—	—

	160	156	3

Funds Flow and Net Earnings of NuLoch

The average daily production rate is a key factor in producing funds flow from operations. The 2010 rate was 55% higher at 891 boe/d compared to 576 boe/d in 2009. Sales revenue obtained from oil and NGL production was up 197% due to 159% higher volumes and 15% higher prices than in 2009. Sales revenue obtained from natural gas production was down 24% resulting from 20% lower volumes and 6% lower prices than 2009. Higher oil production, partially offset by higher operating costs and G&A per boe, contributed to overall funds flow from operations increasing in 2010 to $6,639,000 from $2,957,000 in 2009.

The operating netback of revenue less royalties and operating expenses was $29.65 per boe in 2010. Lower commodity prices and a higher natural gas weighting resulted in an operating netback of $20.56 per boe in 2009.

NuLoch posted a net loss in 2010 of $2,563,000 compared to the $397,000 loss in 2009 before extraordinary item. The increase in funds flow from operations was offset by increased non-cash costs arising from NuLoch’s growth and expansion including depletion and depreciation and share based compensation expense.

In the third quarter of 2009, NuLoch recorded an extraordinary gain of $2,281,000 arising from the acquisition of Wilderness Energy Corp. on August 14, 2009. Considerable value was assigned to tax pools acquired resulting in the gain.

Liquidity and Capital Resources of NuLoch

This section of the MD&A presents plans and expectations of NuLoch shaped by its management’s view of how future events may unfold.

On March 3, 2010, NuLoch closed a private placement for the issuance of 15,870,000 special warrants at a price of $1.45 per special warrant for total gross proceeds of $23,012,000. Each special warrant entitled the holder to one Class A share, for no additional consideration, one business day after the date on which the receipt was issued for the final prospectus by the securities regulatory authorities, which occurred on March 15, 2010.

On October 14, 2010, NuLoch closed an equity financing issuing 16,000,000 NuLoch shares at a price of $1.25 per share and 5,400,000 NuLoch shares on a flow-through share basis at a price of $1.50 per share for gross proceeds of $28,100,000. An additional 210,000 NuLoch shares at a price of $1.25 per share for gross proceeds of $262,500 were issued on November 10, 2010 pursuant to the over-allotment option in respect of this financing.

NuLoch ended 2010 with a $2,072,000 working capital deficiency and has an available undrawn line of credit in the amount of $25,000,000 at December 31, 2010. The line of credit is repayable on demand.

NuLoch foresees sizable capital commitments for the development of its properties. While NuLoch operates its capital program in Saskatchewan, the pace of drilling in North Dakota is not directly within NuLoch’s control. If sufficient financing in the form of cash flow, bank debt or new equity issuances is not available on acceptable terms, then future reductions in the program or asset dispositions may be required.

On January 19, 2011, NuLoch entered into an arrangement agreement with Magnum Hunter and Exchangeco pursuant to which Magnum Hunter, through Exchangeco, will acquire all of the issued and outstanding equity of NuLoch, as described in more detail in this proxy statement. Magnum Hunter and NuLoch expect to have greater cash flows and enhanced financing capabilities than would NuLoch acting alone, although there is no certainty that the transaction will be consummated.

Based on capital expenditures incurred in 2010, NuLoch has met its obligation, in full, to incur Canadian Exploration Expense that was renounced to shareholders effective December 31, 2009. As part of its equity financing in October 2010, NuLoch has a new obligation to incur $8,100,000 in qualifying exploration expenditures prior to December 31, 2011 of which $2,866,000 was incurred in 2010.

Contractual Obligations

In October 2010, NuLoch issued flow-through NuLoch shares in the amount of $8,100,000. In February 2011, NuLoch renounced these amounts of tax deductions to shareholders effective December 31, 2010 and has a commitment to incur these qualifying resource expenditures prior to December 31, 2011. As at December 31, 2010, approximately $2,866,000 of qualifying expenditures had been incurred.

NuLoch has an office lease obligation that expires in 2014. The amounts payable in each of the next four years are presented below:

	Payments Due in Twelve Month Period Ending:
		December 31,	December 31,	December 31,
Contractual Obligations	Total	2011	2012-2013	2014-2015	Thereafter
	(In thousands)

Lease obligations	$1,182	$375	$736	$71	$0

Off-Balance-Sheet Arrangements of NuLoch

NuLoch has not entered into any off-balance-sheet arrangements.

Transactions with Related Parties of NuLoch

A director of NuLoch is a lawyer whose firm provides legal counsel to NuLoch at market rates. During 2010, amounts paid or payable by NuLoch to such firm totalled $322,000 (compared to - $289,000 in 2009).

Critical Accounting Estimates of NuLoch

The amounts presented in the financial statements depend to varying degrees on estimates made by NuLoch’s management. An estimate is considered a critical accounting estimate if it requires NuLoch’s management to make assumptions about matters that are highly uncertain, and if different estimates that could have been used would have generated materially different results.

Proved Petroleum and Natural Gas Reserves

Estimates of proved petroleum and natural gas reserves that can be recovered in future years under forecast economic and operating conditions are critical to many aspects of NuLoch’s financial statements. These estimates are made using geological, reservoir and production data and are subject to revisions based on changes in reservoir performance, commodity prices, development and operating costs.

Asset Retirement Obligations

The provision for asset retirement obligations is based on estimates of costs to abandon and reclaim wells and facilities, the timing of those operations, and inflation and discount rates over the life of the reserves. Changes to any of these assumptions will have an impact on the provision and the accretion expense included in earnings.

Depletion and Depreciation Expense

Depletion and depreciation of petroleum and natural gas properties and associated equipment is calculated using the unit-of-production method based upon proved reserves as estimated by management each quarter and evaluated by an independent engineer, usually on an annual basis. Costs of acquiring unproved properties are initially excluded from the full cost pool and are assessed periodically to ascertain whether impairment has occurred. When proved reserves are assigned to a property or a property is considered to be impaired, the cost of the property or the amount of impairment is added to the full cost pool.

Ceiling Test

NuLoch applies a cost recovery impairment test to capitalized costs. Future net revenues are estimated using expected future product prices. When the carrying value of capitalized costs is determined to be not recoverable, an impairment loss is recognized to the extent that the value of discounted future net revenues from production of proved and probable reserves plus the cost of unproved properties net of any impairment allowance exceeds the carrying value. Any such impairment loss is charged to depletion and depreciation in the period.

Income Taxes

The determination of NuLoch’s income tax liabilities requires interpretation of complex laws and regulations and all tax filings are subject to audit and reassessment. Future income tax provisions are calculated using tax rates based on the estimated timing of reversal of temporary differences between tax basis and carrying value on the balance sheet of certain assets and liabilities.

Share based compensation

NuLoch uses the fair value method for valuing stock option grants. The assumptions used in calculating its share based compensation expense are: the volatility of the stock price, risk-free rates of return and the expected lives of the options given that some will be forfeited upon termination of employment.

Outstanding Share Data

The NuLoch’s shares trade on the TSX Venture Exchange under the symbol “NLR” and are quoted in the United States on the OTCQX under the symbol “NULCF.” As of February 28, 2011, there are 122,332,907 NuLoch shares outstanding. There are 11,815,500 NuLoch stock options outstanding under the employee stock option plan with exercise prices ranging from $0.20 to $1.60. As part of NuLoch’s October 14, 2010 public offering, 648,300 compensation options to purchase NuLoch shares were issued to the underwriters and are also outstanding.

New and Future Accounting Pronouncements Applicable to NuLoch

International Financial Reporting Standards (“IFRS”)

NuLoch will be required to report its results in accordance with IFRS commencing in the quarter ending March 31, 2011. NuLoch has professional accounting staff with IFRS experience to assist in this transition.

There are three phases in the transition process: diagnostic, detailed assessment and design and implementation. NuLoch is currently in the detailed assessment phase and has estimated the adjustments that will be made to the IFRS opening consolidated statement of financial position as at January 1, 2010 and at March 31, 2010. NuLoch has also estimated the adjustments that will be made to the income statement for the three months ended March 31, 2010. The adjustments noted below are preliminary and are subject to change and are currently under review by NuLoch’s auditor. The design and implementation stage has begun.

IFRS adjustments

Property and equipment.  NuLoch has used the IFRS 1 — First Time Adoption of IFRS exemption to measure oil and gas assets at January 1, 2010 at the amounts determined under Canadian GAAP.

Exploration and evaluation assets consist of NuLoch’s exploration projects which have not yet been assigned proven or probable reserves. These costs are consistent with the costs excluded from depletion and depreciation under Canadian GAAP, adjusted for costs relating to land that had only probable reserves assigned, on the transition date, and are added to property and equipment under IFRS. These costs will be classified separately under IFRS on the statement of financial position in the amount of approximately $11.6 million at January 1, 2010. At March 31, 2010, exploration and evaluation assets were approximately $14.1 million.

At January 1, 2010, the remaining costs recorded in the Canadian and U.S. full cost pools under Canadian GAAP have been allocated to three cash generating units (CGUs) based on the proved plus probable reserve values attributable to those CGUs as at December 31, 2009 as determined by NuLoch’s independent reserve engineers.

Under IFRS, NuLoch intends to use proved plus probable reserves as its depletion and depreciation base for oil and gas interests rather than proved reserves as required by Canadian GAAP. NuLoch expects to perform the depletion and depreciation calculation on six cost centers. For the three months ended March 31, 2010, depletion and depreciation expense decreased by approximately $360,000.

Preliminary impairment tests performed at January 1, 2010 and March 31, 2010 indicate that no impairment charge will be recorded under IFRS.

Decommissioning liability (Asset retirement obligation under Canadian GAAP).  Under Canadian GAAP, NuLoch used a credit-adjusted discount rate to calculate the present value of the asset retirement obligation. The discount rate used by NuLoch under IFRS is a risk-free rate as the cash flows used by NuLoch have been risk adjusted. The resulting decrease in discount rate will result in an increase in the provision by approximately $600,000 at January 1, 2010. At March 31, 2010, the provision increased by approximately $720,000. The discount rate may be subject to change as this is an area that continues to be evaluated in the industry. NuLoch has taken the exemption available pursuant to IFRS 1 allowing this change to be recorded through retained earnings on transition to IFRS.

The resulting increase in the book value of the decommissioning liability at January 1, 2010 and March 31, 2010 increased the deferred income tax asset by approximately $170,000, with a corresponding increase to retained earnings.

Deferred flow-through shares premium.  IFRS requires share capital to be recorded at fair value excluding the premium received on flow-through shares. Therefore, the premium received on the issuance of flow-through shares is recorded as a liability until the tax benefits are renounced to the shareholder, at which time a deferred income tax recovery is recognized through the income statement. Under Canadian GAAP, the full amount of the tax renouncement is recorded in share capital. This change will result in a liability being recognized of approximately $1 million on the consolidated statement of financial position at January 1, 2010 in respect of the renouncement made in February 2010. In respect of flow-through shares issued and tax benefits renounced prior to January 1, 2010, share capital is increased by approximately $2 million. Retained earnings are decreased by approximately $3 million representing the sum of these amounts. At March 31, 2010, share capital is increased by approximately $4 million, deferred tax reduction is decreased by approximately $1 million, and retained earnings are decreased by $3 million.

Share based compensation.  Under Canadian GAAP, NuLoch used the straight line method to recognize its share based compensation expense. Pursuant to NuLoch’s option plan, each grant consists of three tranches which vest on the first, second and third anniversary of the grant date, and are considered separate awards for valuing and recognizing the expense under IFRS. Each tranche of the award is then amortized based on its vesting date. The estimated fair value of the options does not change under IFRS, however the difference in amortization will result in an increase to contributed surplus of approximately $170,000 at January 1, 2010, with a corresponding decrease to retained earnings. For the three months ended March 31, 2010, approximately an additional amount of $100,000 will be recorded ($60,000 expensed through income and $40,000 capitalized).

Financial Instruments of NuLoch

The nature and extent of NuLoch’s use of financial instruments and the risks related thereto are discussed in NuLoch’s annual financial statements as at December 31, 2010 and 2009 and for the years then ended at note 10, which have been filed by Magnum Hunter with the SEC on a Current Report on Form 8-K on March 9, 2011 and are incorporated by reference into this proxy statement. The document can also be found on file with Canadian securities regulatory authorities and may be accessed through the SEDAR website at www.sedar.com.

Kyoto Protocol and other Environmental Initiatives Applicable to NuLoch

The Government of Canada has ratified the Kyoto Protocol which has established targets with respect to reduced emissions of carbon dioxide and other “greenhouse” gases that are by-products of the production of oil and natural gas. Federal or provincial governments may implement new regulations with the objective of reducing these emissions. That could result in increased operating and capital expenditures that would affect the economic viability of existing or planned developments.

Quantitative and Qualitative Disclosures About Market Risk for NuLoch

Commodity Prices

As an oil and gas producer, NuLoch’s revenue, cash flow from operations, other income and profitability, reserve values, access to capital and future rate of growth are substantially dependent upon the prevailing prices of oil and gas. Declines in commodity prices will result in a reduction of NuLoch’s net production revenue and may materially adversely affect NuLoch’s financial condition, liquidity, ability to obtain financing and operating results. Lower commodity prices may reduce the amount of oil and gas that NuLoch can produce economically and NuLoch might also elect not to produce from certain wells at lower prices. The economics of producing from some wells may change as a result of lower prices which could result in a reduction in the volumes of NuLoch’s reserves. Prevailing prices for such commodities are subject to wide fluctuation in response to relatively minor changes in supply and demand and a variety of additional factors beyond NuLoch’s control, such as global political and economic conditions. Historically, prices received for oil and gas production have been volatile and unpredictable, and such volatility is expected to continue. Most of NuLoch’s production is sold at market prices. Generally, if the commodity benchmark prices fall, the price that NuLoch receives for its production will also decline. Therefore, the amount of revenue that NuLoch realizes is partially determined by factors beyond its control.

All of these factors could result in a material decrease in NuLoch’s expected net production revenue and a reduction in its oil and gas acquisition, development and exploration activities. In addition, bank borrowings available to NuLoch will be in part determined by NuLoch’s borrowing base. A sustained material decline in prices from historical average prices could reduce NuLoch’s expected borrowing base, therefore reducing the bank credit available to NuLoch which could require that a portion, or all, of NuLoch’s expected bank debt be repaid and a liquidation of assets.

Assuming the production levels NuLoch attained during the year ended December 31, 2010, a 10% decline in oil and gas prices would have reduced NuLoch’s gross revenues net of royalties and cash generated from operations before changes in operating working capital by approximately CAD $1.5 million for the year.

Foreign Exchange

NuLoch operates in both Canada and the United States and consequently receives some of its revenue and incurs some of its expenditures in Canadian dollars, yet also receives some of its revenue and incurs some of its expenditures in U.S. dollars. In addition, world oil and gas prices are quoted in U.S. dollars and the price received by Canadian producers is therefore affected by the Canadian/U.S. dollar exchange rate, which will fluctuate over time. In recent years, the Canadian dollar has increased materially in value against the United States dollar. Such material increases in the value of the Canadian dollar have negatively impacted NuLoch’s production revenues in the past. Further increases in the value of the Canadian dollar would exacerbate this negative impact. Future increases in the exchange rate for the Canadian dollar could impact the future value of NuLoch’s reserves as determined by independent evaluators.

Interest Rates

NuLoch maintains a demand revolving operating credit facility with a Canadian chartered bank. Interest on outstanding balances is chargeable at variable rates based on the bank’s prime rate plus a premium that ranges from 175 basis points to 240 basis points depending on certain ratios of NuLoch’s debt to its cash flow. At December 31, 2010, the $25 million facility was undrawn and the applicable rate of interest on drawings (had there been any) would have been 4.75%. NuLoch expects to draw on the line during the first quarter of 2011. Given the relative strength of the Canadian dollar compared to the U.S. dollar, NuLoch does not expect to see significant increases in the Canadian prime rate in the first half of 2011. NuLoch has no other significant interest bearing debt instruments and exposure to interest rate fluctuations is considered low.

Derivative Instruments

NuLoch does not have any interest rate or commodity prices hedges or other derivative instruments.

COMPARATIVE PER SHARE MARKET PRICE INFORMATION

Market Prices

The following table sets forth, for the periods indicated, the intra-day high and low sales prices per share for Magnum Hunter common stock as reported from January 1, 2009 to December 30, 2010 on the NYSE

Amex and from January 3, 2011 to [ • ], 2011 on the NYSE, and NuLoch Class A shares as reported on the TSX Venture Exchange.

	Magnum Hunter				NuLoch				NuLoch
	Common Stock (USD)				Class A Shares (CAD)				Class A Shares (USD)
Quarter	High		Low		High		Low		High		Low

2009
First Quarter		$0.65		$0.19		$0.32		$0.18		$0.26		$0.15
Second Quarter		$0.88		$0.20		$0.45		$0.20		$0.42		$0.16
Third Quarter		$1.45		$0.50		$1.00		$0.38		$0.93		$0.32
Fourth Quarter		$2.24		$1.15		$1.02		$0.60		$0.96		$0.55
2010
First Quarter		$3.29		$1.50		$1.87		$0.85		$1.75		$0.82
Second Quarter		$5.49		$3.00		$1.69		$1.20		$1.69		$1.13
Third Quarter		$4.85		$3.75		$1.56		$0.95		$1.47		$0.90
Fourth Quarter		$8.05		$3.87		$2.15		$1.22		$2.15		$1.19
2011
First Quarter (through [ • ], 2011)	$	[ • ]	$	[ • ]	$	[ • ]	$	[ • ]	$	[ • ]	$	[ • ]

The following table sets forth the closing sale price per share of Magnum Hunter common stock as reported on the NYSE and NuLoch Class A shares as reported on the TSX Venture Exchange as of January 18, 2011, the last trading day before the public announcement of the arrangement agreement, and as of [ • ], 2011, the most recent practicable trading day prior to the date of this proxy statement. The table also shows the implied value of the arrangement consideration proposed for each NuLoch Class A share as of the same two dates. This implied value was calculated by multiplying the closing sale price of Magnum Hunter common stock on the relevant date by the exchange ratio of 0.3304 (rounded to the nearest cent).

Implied Per Share
		NuLoch	NuLoch	Value of
	Magnum Hunter	Class A Shares	Class A Shares	Arrangement
Date	Common Stock (USD)	(USD)	(CAD)	Consideration

January 18, 2011	$7.92	$2.11	$2.10	$2.62
[ • ], 2011	$ [ • ]	$ [ • ]	$ [ • ]	$ [ • ]

As of [ • ], 2011, the latest practicable date prior to the filing of this proxy statement, there were [ • ] registered holders of Magnum Hunter’s common stock, [ • ] registered holders of NuLoch’s Class A shares and no holders of NuLoch’s Class B common shares. NuLoch and Magnum Hunter have never paid any dividends on common stock and currently intend to retain earnings, if any, for use in their respective businesses.

The market prices of Magnum Hunter common stock and NuLoch Class A shares will fluctuate between the date of this proxy statement and the completion of the arrangement. No assurance can be given concerning the market prices of Magnum Hunter common stock or NuLoch Class A shares before the completion of the arrangement or Magnum Hunter common stock after the completion of the arrangement. Because the exchange ratio is fixed in the arrangement agreement, the market value of the Magnum Hunter common stock that NuLoch securityholders will receive in connection with the arrangement may vary significantly from the prices shown in the table above.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial data are derived from our consolidated financial statements and certain historical financial data in respect of various assets acquired or to be acquired by us. The unaudited pro forma combined balance sheet as of December 31, 2010 has been prepared assuming the acquisition of the PostRock assets, NGAS, and NuLoch and all necessary ancillary transactions had been consummated on December 31, 2010. The unaudited pro forma combined income statement for the year ended December 31, 2010 has been prepared assuming the acquisition of the PostRock assets, NGAS, and NuLoch and all necessary ancillary transactions had been consummated as of January 1, 2010. We have also included for clarity an unaudited pro forma combined balance sheet and unaudited pro forma combined income statement for the combination of us, PostRock and NGAS. The pro forma adjustments set forth on the attached unaudited pro forma combined balance sheet and unaudited pro forma combined income statement reflect the following as if they occurred on the dates hereinabove set forth:

(1) The second completed phase of the acquisition of the PostRock assets as described in the purchase and sale agreement dated December 24, 2010, the NGAS acquisition as described in the arrangement agreement dated December 23, 2010, and the NuLoch acquisition as described in the arrangement agreement dated January 19, 2011.

(2) Incurrence of indebtedness under the proposed new revolving credit facility to be entered into pursuant to the commitment letter from BMO dated January 13, 2011.

(3) Issuance of common stock upon the closing of the acquisitions of the PostRock assets, NGAS, and NuLoch.

(4) Payment of change of control compensation in the NGAS and NuLoch acquisitions.

The unaudited pro forma balance sheet reflects the preliminary adjustments to record the estimated fair values of the assets and liabilities acquired in the acquisitions of the PostRock assets, NGAS and NuLoch. The final entries, and the resulting effect on our balance sheet as well as items in our income statement, may differ based on the actual determination of the fair values of the assets acquired and liabilities assumed.

Transaction costs related to these acquisitions will be recorded as expenses in the periods in which these costs are incurred. These expenses are not included in the unaudited pro forma combined income statement.

The unaudited pro forma combined financial data should be read in conjunction with the notes thereto and with our consolidated financial statements and the notes thereto as filed in our annual report on Form 10-K for the fiscal year ended December 31, 2010, as amended.

The unaudited pro forma combined financial data are not indicative of our financial position or our results of operations which would actually have occurred if the transactions described above had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, changes in prices paid for oil and natural gas, future acquisitions, drilling activity and other factors.

The unaudited pro forma combined financial data include financial information received from PostRock, NGAS and NuLoch and such financial information has been accepted and incorporated as presented without independent verification of such financial information.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of December 31, 2010

									NuLoch
									Resources			Combined	Combined
			NuLoch						Conversion to		NuLoch	Pro Forma for	Pro Forma for
	Magnum	NGAS	Resources		PostRock		NGAS		U.S. GAAP and		Resources	Magnum Hunter,	Magnum Hunter,
	Hunter	Resources	Historical		Pro Forma		Pro Forma		USD		Pro Forma	NGAS and	NGAS, PostRock
	Historical	Historical	(CAN $)		Adjustments		Adjustments		Adjustments		Adjustments	PostRock	and NuLoch

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$554,186	$6,844,475	$9,673,000		$—		$—	(4)	$14,510		$—	$7,398,661	$17,086,171
Accounts receivable	11,705,046	5,640,891	5,200,000		—		—	(4)	(319,690)		—	17,345,937	22,226,247
Notes receivable	—	6,766,451	—		—	(2)	(6,766,451)		—		—	—	—
Prepaids and other current assets	867,013	552,741	507,000	(1)	2,658		—	(4)	761		—	1,422,412	1,930,173

Total current assets	13,126,245	19,804,558	15,380,000		2,658		(6,766,451)		(304,419)		—	26,167,010	41,242,591

PROPERTY AND EQUIPMENT (Net of Accumulated Depletion and Depreciation):
Oil and natural gas properties, successful efforts accounting	189,911,500	174,630,484	101,149,000	(1)	13,334,502	(2)	(60,824,175	)(4)	(15,953,398	)(3)	356,535,437	317,052,311	758,783,350
Equipment and other fixed assets	42,689,125	9,475,659	330,000	(1)	3,750	(2)	1,279,170	(4)	495		—	53,447,704	53,778,199

Total property and equipment, net	232,600,625	184,106,143	101,479,000		13,338,252		(59,545,005)		(15,952,903)		356,535,437	370,500,015	812,561,549

OTHER ASSETS:
Other assets	561,711	258,945	—		—		—		—		—	820,656	820,656
Deferred financing costs, net of amortization	2,678,244	750,462	—		—	(2)	(937,456)		—		—	2,491,250	2,491,250
Deferred tax asset	—	—	6,380,000		—		—	(4)	6,737,647	(3)	(13,117,647)	—	—

Total assets	$248,966,825	$204,920,108	$123,239,000		$13,340,910		$(67,248,912)		$(9,519,675)		$343,417,790	$399,978,931	$857,116,046

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$29,839,557	$5,562,836	$4,053,000		$—		$—	(4)	$6,080		$—	$35,402,393	$39,461,473
Accrued liabilities	3,914,136	6,134,962	13,399,000	(1)	369,805	(2)	8,681,578	(4)	20,099	(3)	7,032,198	19,100,481	39,551,778
Revenue payable	2,629,999	—	—				—		—		—	2,629,999	2,629,999
Current portion of notes payable	7,132,455	53,298,857	—		—	(2)	(53,298,857)		—		—	7,132,455	7,132,455
Warrant liability	—	—	—		—	(2)	1,279,834		—		—	1,279,834	1,279,834
Derivative liability	718,771	2,615,847	—		—	(2)	(2,615,847)		—		—	718,771	718,771

Total current liabilities	44,234,918	67,612,502	17,452,000		369,805		(45,953,292)		26,179		7,032,198	66,263,933	90,774,310

Deferred compensation	—	985,716	—		—	(2)	(985,716)		—		—	—	—
Deferred income tax	—	9,534,798	—		—	(2)	(9,534,798)		—	(3)	117,756,387	—	117,756,387
Payable on sale of partnership	640,695	—	—		—		—		—		—	640,695	640,695
Notes payable, less current portion	26,018,615	5,953,259	—	(1)	5,763,983	(2)	47,725,685		—		—	85,461,542	85,461,542
Asset retirement obligation	4,455,327	2,269,442	1,357,000		—		—	(4)	2,036		—	6,724,769	8,083,805
Derivative liability	59,181	60,397	—		—	(2)	(60,397)		—		—	59,181	59,181
Other long-term liabilities	—	1,895,000	—		—		—		1,352,025		(1,352,025)	1,895,000	1,895,000

Total liabilities	75,408,736	88,311,114	18,809,000		6,133,788		(8,808,518)		1,380,240		123,436,560	161,045,120	304,670,920

COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK:
Series C Cumulative Perpetual Preferred Stock	70,236,400	—	—		—		—		—		—	70,236,400	70,236,400
SHAREHOLDERS’ EQUITY:
Shareholders’ equity	101,871,350	116,608,994	104,430,000	(1)	7,207,122	(2)	(58,440,394	)(4)	(10,899,915	)(3)	219,981,230	167,247,072	480,758,387
Non-controlling interest	1,450,339	—	—		—		—		—		—	1,450,339	1,450,339

Total Equity	103,321,689	116,608,994	104,430,000		7,207,122		(58,440,394)		(10,899,915)		219,981230	168,697,411	482,208,726

Total liabilities and shareholders’ equity	$248,966,825	$204,920,108	$123,239,000		$13,340,910		$(67,248,912)		$(9,519,675)		$343,417,790	$399,978,931	$857,116,046

See accompanying notes to unaudited pro forma combined financial data

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
Year Ended December 31, 2010

														Combined
										NuLoch			Combined	Pro Forma
										Resources			Pro Forma	for Magnum
				NuLoch				NGAS		Conversion to		NuLoch	for Magnum	Hunter,
	Magnum		NGAS	Resources		PostRock		Resources		U.S. GAAP &		Resources	Hunter,	NGAS,
	Hunter	PostRock	Resources	Historical		Pro Forma		Pro Forma		USD		Pro Forma	NGAS	PostRock
	Historical	Historical	Historical	(CAN $)		Adjustments		Adjustments		Adjustments		Adjustments	and PostRock	and NuLoch

REVENUE:
Oil and gas sales	$27,714,542	$1,912,012	$23,010,779	$13,904,000		$—		$—	(4)	$103,699		$—	$52,637,333	$66,645,032
Field operations and other	5,009,131	—	27,809,338	—		—		—		—		—	32,818,469	32,818,469

Total revenue	32,723,673	1,912,012	50,820,117	13,904,000		—		—		103,699		—	85,455,802	99,463,501

EXPENSES:
Lease operating expenses	10,399,323	643,807	14,675,547	4,269,000		—		—	(4)	(746,693)		—	25,718,677	29,240,984
Severance taxes and marketing	2,304,570	138,192	—	—		—		—	(4)	1,133,661		—	2,442,762	3,576,423
Exploration	936,371	—	—	—		—		—	(4)	7,779,359		—	936,371	8,715,730
Field operations	4,362,618	—	18,504,612	—		—		—		—		—	22,867,230	22,867,230
Impairment of oil & gas properties	305,786	—	—	—		—		—		—		—	305,786	305,786
Impairment of goodwill	—	—	313,177	—		—		—		—		—	313,177	313,177
Depreciation, depletion and accretion	8,923,202	—	13,280,961	9,480,000	(5)	359,249	(7)	(6,787,960	)(4)	2,442,850	(13)	(6,818,666)	15,775,452	20,879,636
General and administrative	24,900,996	—	13,620,819	3,775,000		—	(8)	(625,344	)(4)	1,682,684		—	37,896,471	43,354,155

Total expenses	52,132,866	781,999	60,395,116	17,524,000		359,249		(7,413,304)		12,291,861		(6,818,666)	106,255,926	129,253,121

LOSS FROM OPERATIONS	(19,409,193)	1,130,013	(9,574,999)	(3,620,000)		(359,249)		7,413,304		(12,188,162)		6,818,666	(20,800,124))	(29,789,620)
OTHER INCOME AND (EXPENSE):
Interest income	60,526	—	821,923	35,000		—	(9)	(821,923	)(4)	(1,029)		—	60,526	94,497
Interest expense	(3,593,524)	—	(7,093,001)	(160,000	)(6)	(259,379	)(10)	5,487,965	(4)	4,704		—	(5,457,939)	(5,613,234)
Gain (Loss) on derivative contracts	814,037	—	(4,394,953)	—		—	(11)	4,394,953		—		—	814,037	814,037
Other, net	—	—	(2,276,948)	—		—		—		—		—	(2,276,948)	(2,276,948)

Net loss from continuing operations before income taxes and non controlling interest	(22,128,154)	1,130,013	(22,517,978)	(3,745,000)		(618,628)		16,474,299		(12,184,487)		6,818,666	(27,660,448	(36,771,268)
Income tax benefit	—	—	3,024,751	1,182,000		—	(12)	(3,024,751	)(4)	1,511,415	(14)	(2,693,415)	—	—
Net (income) loss attributable to non-controlling interest	(128,586)	—	—	—		—		—		—		—	(128,586)	(128,586)

Net loss attributable to Magnum Hunter from continuing operations	(22,256,740)	1,130,013	(19,493,227)	(2,563,000)		(618,628)		13,449,548		(10,673,072)		4,125,251	(27,789,034)	(36,899,854)
Income from discontinued operations	8,456,811	—	—	—		—		—		—		—	8,456,811	8,456,811

Net loss	(13,799,929)	1,130,013	(19,493,227)	(2,563,000)		(618,628)		13,449,548		(10,673,072)		4,125,251	(19,332,223)	(28,443,043)
Dividends on preferred stock	(2,466,679)	—	—	—		—		—		—		—	(2,466,679)	(2,466,679)

Net loss attributable to common shareholders	$(16,266,608)	$1,130,013	$(19,493,227)	$(2,563,000)		$(618,628)		$13,449,548		$(10,673,072)		$4,125,251	$(21,798,902)	$(30,909,722

Loss per common share Basic and diluted	$(0.25)												$(0.30)	$(0.27)

Weighted average number of common shares outstanding Basic and diluted	63,921,525			(15)		946,314	(15)	8,033,889		(15)		42,804,675	72,901,728	115,706,403

See accompanying notes to unaudited pro forma combined financial data

Notes to Unaudited Pro Forma Combined Financial Data

(1)	To record the closing of the second phase of the acquisition of the PostRock assets for an estimated purchase price of $13.3 million. The first phase of the acquisition closed December 30, 2010. The estimated purchase price includes cash payment and issuance of our common stock, which is based on the closing price of $7.97 per share on January 14, 2011, the closing date for the second phase of the acquisition of the PostRock assets. The purchase and sale agreement for the PostRock assets had valued the common stock at $6.21 per share based on the volume weighted average price of our common stock for the 10 consecutive trading days prior to execution of the agreement on December 24, 2010. The acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired and purchase price paid:

Fair value of total purchase price:
946,314 shares of common stock issued on January 14, 2011 valued at $7.97 per share	$7,542,122
Cash paid on January 14, 2011 with funds borrowed under our line of credit agreement	5,763,983
Net operations since effective date	8,963

Total	$13,315,068

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$(23,184)
Oil and gas properties	13,334,502
Equipment and other fixed assets	3,750

Total	$13,315,068

Working capital acquired:
Prepaid expenses	$2,658
Transfer tax payable	(25,842)

Total working capital acquired	$(23,184)

(2)	To record the acquisition of NGAS’ assets for an estimated purchase price of $119.2 million. The estimated purchase price includes the estimated shares of our common stock to be issued to shareholders of NGAS, the estimated shares of our common stock issued to certain holders of NGAS convertible notes, payment to a third party to restructure a gas gathering and transportation agreement, the assumption of the senior credit facility of NGAS, the assumption of certain notes payable related to equipment included in the transaction, and the payoff in cash of the remaining NGAS convertible notes. The acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired, liabilities assumed, and purchase price paid:

Fair value of total purchase price:
Estimated 6,634,026 shares of common stock at estimated $7.34 per share(a)	$48,693,751
Estimated 1,399,863 shares of common stock at estimated $7.34 per share(a)	10,275,000
Senior credit facility assumed	34,000,000
Estimated NGAS convertible notes to be paid off in cash at closing	13,528,944
Other long-term debt assumed	6,150,000
Change in control payments in cash(b)	5,000,000
Common stock warrants and options	1,564,677

Total	$119,212,372

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$(1,443,269)
Bonds and deposits	258,945
Oil and gas properties	113,806,309
Equipment and other fixed assets	10,754,829
Other long term liabilities	(4,164,442)

Total	$119,212,372

Working capital acquired:
Cash	$6,844,475
Accounts receivable	5,640,891
Prepaid expenses	552,741
Accounts payable	(5,562,836)
Accrued liabilities	(736,452)
Transaction closing costs	(3,432,923)
Drilling advances	(4,749,165)

Total working capital acquired	$(1,443,269)

a.	The closing price of our common stock on February 25, 2011 was used to estimate the value of the shares to be issued in the NGAS acquisition. The final entries and the resulting effect on our balance sheet may differ as they will be based on the actual stock price at the date of closing.

b.	Pursuant to the arrangement agreement, these payments may be paid in cash or shares of our common stock or any combination thereof, as determined by us in our sole discretion, except for the payment of approximately $855,000 that must be paid in cash. The closing stock price on the date of grant of any such change in control payment will be used to calculate the number of shares of common stock to be issued.

(3)	To record the acquisition of NuLoch’s assets for an estimated purchase price of $431.9 million. The estimated purchase price includes the estimated shares of our common stock to be issued to shareholders of NuLoch and the deferred tax liability resulting from the acquisition. The NuLoch acquisition is accounted for under the purchase method of accounting. All assets acquired and liabilities assumed are recorded at fair market value as determined by management. As noted above, these are preliminary estimates and are subject to adjustment. The following table summarizes the assets acquired, liabilities assumed, and purchase price paid:

Fair value of total purchase price:
Estimated 42,804,675 shares of common stock at estimated $7.34 per share(a)	$314,186,315
Deferred income tax liability (see schedule below)	117,756,387

Total	$431,942,702

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$(8,759,796)
Oil and gas properties	441,731,039
Equipment and other fixed assets	330,495
Asset retirement obligation	(1,359,036)

Total	$431,942,702

Working capital acquired:
Cash	$9,687,510
Accounts receivable	4,880,310
Prepaid expenses	507,761
Transaction closing costs	(6,357,198)
Accounts payable	(4,059,080)
Accrued liabilities	(13,419,099)

Total working capital acquired	$(8,759,796)

a.	The closing price of our common stock on February 25, 2011 was used to estimate the value of the shares to be issued in the NuLoch acquisition. The final entries, and the resulting effect on our balance sheet may differ as they will be based on the actual stock price at the date of closing.

					Deferred
		Book	Tax		Asset
Deferred Income Tax Liability	Rate	Basis	Basis	Difference	(Liability)

PPE US	38.0%	$290,675,762	$29,492,753	$(261,183,009)	$(99,145,087)
PPE Canada	25.0%	158,829,050	53,264,982	(105,564,068)	(26,391,000)
NOL US — 2009	38.0%		1,704,787	1,704,787	647,100
NOL Canada — 2009	25.0%		28,530,348	28,530,348	7,132,600

Net Deferred Tax Liability				$(336,511,932)	$(117,756,387)

(4)	To record the adjustment to NuLoch’s historical financial statements prepared in accordance with Canadian GAAP and in Canadian dollars to U.S. GAAP and U.S. dollars. The adjustment includes:

a.	To convert Canadian GAAP full cost accounting to U.S. GAAP successful efforts accounting for oil and gas properties. This has reduced the net book value (NBV) of property and equipment as all geological and geophysical costs and general and administrative costs capitalized under Canadian GAAP have been expensed to conform with U.S. GAAP. The NBV has also decreased due to all unsuccessful exploratory wells being expensed. The resulting change in NBV of oil and gas properties along with the reduction of depletion on a field level basis resulted in lower depletion expense over the periods presented.

b.	To adjust NuLoch for the conversion to U.S. GAAP of an acquisition it completed in 2009. This adjustment resulted in the recording of additional fair value of oil and gas property and equipment of $8,969,000 and the value of shares issued increasing by $660,000 (Canadian GAAP value at announcement date compared to U.S. GAAP at closing date). These adjustments resulted in a future tax asset reduction of $2,242,000.

c.	To adjust for Canadian GAAP “Flow-through shares” for treatment under U.S. GAAP. This resulted in an increase to additional paid in capital and a decrease in deferred tax asset.

d.	Due to the adjustments noted above, adjustments to income tax expense or benefit were made to statements presented.

e.	To convert NuLoch’s balance sheet as of December 31, 2010, and income statement for the year ended December 31, 2010 from Canadian dollars to U.S. dollars using the applicable conversion factors.

(5)	To record the pro forma adjustment to depletion and depreciation expense as the result of treating the acquisition of the PostRock assets as if it had occurred January 1, 2010. Depletion was calculated using the units of production method.

(6)	To record the pro forma adjustment to interest expense as the result of treating the cash paid in the acquisition of the PostRock assets as if it had been borrowed January 1, 2010.

(7)	To record the pro forma adjustment to NGAS’ depletion and depreciation expense as the result of treating the acquisition of NGAS as if it had occurred January 1, 2010. Depletion was calculated using the units of production method.

(8)	To record the pro forma adjustment to NGAS’ refinancing costs amortized as the result of treating the acquisition of NGAS as if it had occurred January 1, 2010.

(9)	To record the pro forma adjustment to NGAS’ interest income on notes receivable as the result of restructuring a gas gathering and transportation agreement as if it had occurred January 1, 2010.

(10)	To record the pro forma adjustment to NGAS’ interest expense as the result of treating the acquisition of NGAS and the payment of assumed debt using Magnum Hunter’s credit facility as if it had occurred January 1, 2010.

(11)	To record the pro forma adjustment to NGAS’ gain (loss) on derivative contracts as the result of treating the acquisition of NGAS as if it had occurred January 1, 2010. The derivative loss reported by NGAS was the result of the convertible feature on certain notes payable which will be paid at closing.

(12)	To record the pro forma adjustment to NGAS’ income tax benefit on its income statement as the result of treating the acquisition of NGAS as if it had occurred January 1, 2010. The deferred tax liability and income tax benefit on the NGAS financial statements will be eliminated as the result of the fair market value adjustment to the oil and gas properties resulting from the acquisition.

(13)	To record the pro forma adjustment to NuLoch’s depletion and depreciation expense as the result of treating the acquisition of NuLoch as if it had occurred January 1, 2010. Depletion was calculated using the units of production method.

(14)	To record the pro forma adjustment to NuLoch’s income tax benefit as the result of treating the acquisition of NuLoch as if it had occurred January 1, 2010.

(15)	Acquisition shares were added to the weighted average number of common shares outstanding as if the shares were issued January 1, 2010.

PROPOSAL NO. 1 — ISSUANCE OF SHARES OF MAGNUM HUNTER COMMON STOCK
(INCLUDING SHARES OF MAGNUM HUNTER COMMON STOCK UPON EXCHANGE OF THE
EXCHANGEABLE SHARES) IN CONNECTION WITH THE ARRANGEMENT

For a summary and detailed information regarding this proposal, see the information about the arrangement and the MHR Stock Issuance in connection with the arrangement contained throughout this proxy statement, including the information set forth in the sections entitled “The Arrangement” and “The Arrangement Agreement” beginning on pages 27 and 49, respectively, of this proxy statement.

Required Vote

The approval of the MHR Stock Issuance in connection with the arrangement requires the affirmative vote of the holders of a majority of the shares of Magnum Hunter common stock voting thereon, provided the total number of votes cast on the proposal represents at least a majority of shares of Magnum Hunter common stock entitled to vote on the proposal, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) “broker non-votes” will not be counted as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal, provided, that if a majority of shares of Magnum Hunter common stock entitled to vote are not cast on this proposal, broker non-votes will have the effect of a vote “AGAINST” this proposal.

The approval of the MHR Stock Issuance is a condition to the obligations of Magnum Hunter and NuLoch to complete the arrangement.

THE MAGNUM HUNTER BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ARRANGEMENT AND RECOMMENDS THAT MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” THE MHR STOCK ISSUANCE IN CONNECTION WITH THE ARRANGEMENT.

PROPOSAL NO. 2 — ELECTION OF DIRECTORS

At the Meeting, our common stockholders will consider and vote on the election of J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Gary L. Hall, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfeifer and Jeff Swanson to hold office until the 2012 annual meeting of common stockholders of Magnum Hunter or until their respective successors are duly qualified and elected. Each director nominee is currently a director of Magnum Hunter. If any director nominee becomes unable or unwilling to stand for election, which is not currently anticipated, the board of directors can name a substitute director nominee, and the shares represented by proxies will be voted for the substitute director nominee pursuant to discretionary authority, unless withheld.

If the arrangement is completed, the composition of our board of directors is expected to change. Specifically, within one year following the closing of the arrangement, R. Glenn Dawson, the President and CEO of NuLoch, is expected to be appointed to our board of directors, subject to satisfaction of all legal and governance requirements regarding service as a director of Magnum Hunter, including requisite action by the nominating committee of our board of directors. For more information relating to the effect of the arrangement on the board, see the section entitled “The Arrangement — Governance After the Arrangement” beginning on page 48 of this proxy statement.

Biographical Information of our Directors

The following is a brief biography of each director nominee. The biographies include information regarding each individual’s service as a director of Magnum Hunter, business experience, director positions at public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused our board of directors to determine that the person should serve as a director of Magnum Hunter.

J. Raleigh Bailes, Sr., age 61, director since 2006. Mr. Bailes has been a partner of Bailes, Bates & Associates, LLP, a tax and accounting firm, since March 2003. Between November 1999 and March 2003, Mr. Bailes owned and managed J. Raleigh Bailes, CPA, a tax and accounting firm. Mr. Bailes is admitted to practice before the U.S. Tax Court and is licensed by the State of Texas as a certified public accountant. The Company’s recent change to an “accelerated filer” under applicable SEC rules and its increased subjectivity to Sarbanes-Oxley Act compliance were factors taken into account by the board in determining that Mr. Bailes’ tax, accounting and industry experience would benefit the Company.

Brad Bynum, age 41, director since 2006.  Mr. Bynum is currently Chief Financial Officer of Hall-Houston Exploration Partners, L.L.C., a privately-held oil and gas exploration and development company, a position he has held since February 2005. Between 1997 and February 2005, Mr. Bynum was employed at Merrill Lynch Pierce Fenner & Smith, most recently as a Director of Investment Banking in Merrill Lynch’s Global Energy and Power Investment Banking Group, in Houston, Texas. Mr. Bynum’s industry experience, industry and investment banking contacts, and financial expertise were taken into consideration during the nomination process.

Victor G. Carrillo, age 46, director since January 2011. Mr. Carrillo currently serves as an executive vice president and a director of Zion Oil & Gas, Inc. a Delaware corporation engaged in oil and gas exploration primarily in Israel and areas located on-shore between Haifa and Tel Aviv, which he joined in January 2011. From 2003 to 2010, Mr. Carrillo served as a commissioner on the Texas Railroad Commission. During his time of service on the Texas Railroad Commission, Mr. Carrillo also served as chairman of the Governor’s Texas Energy Planning Council. During his career, Mr. Carrillo has also served as the chairman of the Outer Continental Shelf Advisory Committee to the U.S. Secretary of the Interior, vice chairman of the Interstate Oil and Gas Compact Commission, member of the Committee on Gas for the National Association of Regulatory Utility Commissioners, and as a member of the Board of Advisors to the Texas Journal of Oil, Gas & Energy Law at the University of Texas School of Law. Hispanic Business Magazine has named Mr. Carrillo to its list of the 100 Most Influential Hispanics in the United States. Mr. Carrillo received a B.S. degree in geology from Hardin-Simmons University, a M.S. degree in geology from Baylor University, a Juris Doctorate degree with emphasis in both environmental and oil and gas law from the University of Houston Law Center and an honorary Doctorate degree from Hardin-Simmons University. Mr. Carrillo’s vast educational and professional experience related to the crude oil and natural gas exploration and production segment of the energy industry was taken into consideration by the board in connection with his nomination.

Gary C. Evans, age 53, director since 2009.  Mr. Evans was appointed as chairman of the board and chief executive officer of the Company on May 23, 2009. Mr. Evans previously founded and served as the chairman and chief executive officer of Magnum Hunter Resources, Inc. (MHRI) a NYSE listed company, for twenty years before selling MHRI to Cimarex Energy for approximately $2.2 billion in June 2005. In 2005, Mr. Evans formed Wind Energy, LLC, a renewable energy company which was subsequently acquired in December 2006 by GreenHunter Energy, Inc., a NYSE Amex listed renewable energy company focusing on biodiesel, wind and biomass power. Mr. Evans has served as chairman and chief executive officer of GreenHunter Energy, Inc. since December 2006. Mr. Evans serves as an Individual Trustee of TEL Offshore Trust, a NASDAQ listed oil and gas trust, and is the lead director of Novavax Inc., a NASDAQ listed clinical-stage vaccine biotechnology company. Mr. Evans was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. In nominating Mr. Evans, the board concluded the Company would benefit from Mr. Evans’ extensive oil and gas industry expertise, his expertise as a chief executive officer with publicly held energy companies and his industry, investment banking and commercial lending contacts.

Gary L. Hall, age 61, director since 2006.  Hr. Hall is currently president of Hall-Houston Exploration Partners, L.L.C., an oil and gas exploration and production company, a position he has held since December 2004. Between March 2004 and December 2004, Mr. Hall managed his family investments. Between January 2002 and March 2004, Mr. Hall was vice chairman of the board of directors of Energy Partners Ltd., an oil and gas exploration and production company. From 1983 to January 2002, Mr. Hall was the chairman and chief executive officer of Hall-Houston Oil Company, an oil and gas exploration and production company. Mr. Hall’s industry experience, familiarity with the Company and technical expertise were taken into consideration during the nomination process.

Joe L. McClaugherty, age 59, director since 2006.  For the past fifteen years, Mr. McClaugherty has been a senior partner of McClaugherty & Silver, P.C., a full service firm engaged in the practice of civil law located in Santa Fe, New Mexico. Mr. McClaugherty is admitted to the state bars of New Mexico, Texas and Colorado. In nominating Mr. McClaugherty, the board considered his approximately 34 years of legal experience in a broad-based civil practice as well as his extensive experience on boards of both international and domestic companies.

Ronald D. Ormand, age 52, director since 2009.  Mr. Ormand was appointed as chief financial officer and executive vice president of the Company on May 22, 2009 and appointed as a director of the Company on May 23, 2009. Mr. Ormand has over twenty-five years of investment and commercial banking experience in the energy industry. From April 2005 to October 2007, he served as a managing director with West LB, where he served as head of the Oil and Gas Investment Banking Group for the Americas. From 1988 until December 2004, Mr. Ormand was with CIBC World Markets and Oppenheimer & Co., which CIBC acquired in 1997. From 1997 to 2004, Mr. Ormand served as managing director and head of CIBC World Markets’ U.S. Oil and Gas Investment Banking Group and a member of the firm’s Investment Banking Management Committee. Prior to joining CIBC World Markets in 1988, Mr. Ormand worked in various investment banking positions. Mr. Ormand also served as president and chief financial officer and director of Tremisis Energy Acquisition Corporation II, a NYSE-listed company, from November 2007 to March 2009 and currently serves on the board of directors of GreenHunter Energy, Inc. Mr. Ormand received a B.A. and an M.B.A. from the University of California at Los Angeles and attended Cambridge University in Cambridge, England where he studied economics. In nominating Mr. Ormand, the board took into account Mr. Ormand’s extensive investment banking and commercial banking experience and related industry contacts, which the board believes will facilitate the Company’s acquisition and financing activities.

Steven A. Pfeifer, age 48, director since 2006.  Since January 2005, Mr. Pfeifer has served as the managing member of P.O. & G. Resources — Texas, LLC, a privately held oil and gas exploration and production company. From September 1999 to September 2004, Mr. Pfeifer was employed as an oil and gas analyst by Merrill Lynch Pierce Fenner & Smith, most recently as first vice president in charge of Merrill Lynch’s Global Energy Research team. From October 2004 to December 2004, Mr. Pfeifer managed his family investments. Mr. Pfeifer’s industry experience, financial expertise and technical background were taken into consideration during the nomination process.

Jeff Swanson, age 55, director since 2009.  Mr. Swanson currently serves as the president and chief executive officer of two privately held companies, GrailQuest Corp. and Durango Resources Corp. He has been actively engaged in the exploration and production sectors of the oil and gas industry for over 30 years. Mr. Swanson co-founded Stratamodel, Inc., the first commercially available 3-D geocellular technology which today is a standard workflow tool in the oil and gas industry. He is co-author of two patents including ReservoirGrail, an increasingly used reservoir volumetric material balancing simulator. Mr. Swanson received his B.B.A. from Southern Methodist University and is a member of the Society of Petroleum Engineers (SPE), Association of Petroleum Geologists (AAPG), Houston Geological Society (HGS), Independent Petroleum Association of America (IPAA) and the National Stripper Well Association (NSWA). He is an individual trustee of TEL Offshore Trust (NasdaqCM: TELOZ). Mr. Swanson is a published author on several papers and articles regarding various technologies and methodologies used for enhancing and increasing the value of mature oil and gas fields. In nominating Mr. Swanson, the board took into account both Mr. Swanson’s experience as a chief executive officer and his oil and gas industry expertise, particularly his technical expertise with respect to oilfield and reserve estimation technology.

Required Vote

The election of each of the director nominees requires the affirmative vote of a plurality of the shares of our common stock cast at the Meeting. You may only vote “FOR” or “WITHELD” with respect to the election of directors, and as a result, there will not be any abstentions on this proposal. Broker non-votes will not affect the outcome on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

The business, property and affairs of Magnum Hunter are managed by our chief executive officer under the direction of our board of directors. The board has the responsibility for establishing broad corporate policies and for overall performance and direction of Magnum Hunter, but is not involved in day-to-day operations. Members of the board keep informed of Magnum Hunter’s business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the chief executive officer and other executive officers.

The board has adopted corporate governance guidelines that address significant issues of corporate governance and set forth the procedures by which the board carries out its responsibilities. Among the areas addressed by the guidelines are director qualifications and responsibilities, board committee responsibilities, selection and election of directors, director compensation and tenure, director orientation and continuing education, access to management and independent advisors, succession planning and management development, board meetings and board and committee performance evaluations. The board is responsible for assessing and periodically reviewing the adequacy of these guidelines.

Director Nomination Process

In assessing the qualifications of candidates for nomination as director, our compensation and nominating committee and our board consider, in addition to qualifications set forth in our bylaws, each potential nominee’s:

•	personal and professional integrity, experience, reputation and skills;

•	ability and willingness to devote the time and effort necessary to be an effective board member; and

•	commitment to act in the best interests of Magnum Hunter and its stockholders.

Consideration is also given to the requirements under the listing standards of the NYSE for a majority of independent directors, as well as qualifications applicable to membership on board committees under the listing standards and various regulations.

In addition, the board takes into account the desire that the directors possess a broad range of business experience, diversity (“diversity” being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of our board at that point in time), professional skills, geographic representation and other qualities they consider important in light of our business plan. The board evaluates the makeup of its membership in the context of the board as a whole, with the objective of recommending a group that can effectively work together using its diversity of experience to see that Magnum Hunter is well-managed and represents the interests of the Company and its stockholders.

Under the terms of his employment agreement, Gary C. Evans, our chairman of the board, is entitled to nominate one member to our board of directors. He nominated Mr. Jeff Swanson in August 2009, and Mr. Swanson was elected to the board at that time.

Our common stockholders may submit the names and other information regarding individuals they wish to be considered for nomination as directors by writing to the corporate secretary at the address indicated on the first page of this proxy statement. In order to be considered for nomination by the board of directors for the 2012 annual meeting of stockholders, submissions of potential nominees should be made no later than [ • ]. See the section of this proxy statement entitled “Stockholder Proposals for 2012 Annual Meeting” for more information regarding the procedures and requirements for nominating a director for the 2012 annual meeting of stockholders.

Director Independence

Our board determined that Messrs. J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Joe L. McClaugherty, Steven A. Pfeifer and Jeff Swanson are independent, as defined in the NYSE Company Guide. Under the listing standards, a majority of our directors must be independent, and our audit committee and compensation and nominating committee are each required to be composed solely of independent directors. The standards for audit committee membership include additional requirements under rules of the SEC. The board has determined that all of the members of our audit committee and compensation and nominating committee meet the applicable independence requirements. The listing standards relating to general independence consist of both a requirement for a board determination that the director has no material relationship with the Company and a listing of several specific relationships that preclude independence.

Board’s Role in Risk Oversight

Our board is actively involved in oversight of risks that could affect our company. Management is responsible for the day-to-day management of risks we face, while the board, as a whole and through its committees, has responsibility for the oversight of risk management.

The audit committee of our board is charged by its charter with the responsibility to review the financial, investment and risk management policies followed by Magnum Hunter in operating its business activities. The audit committee is to regularly update the board about the committee’s activities and make appropriate recommendations. Additionally, at audit committee meetings, our management may present a particular area of risk, either independently as a result of its assessment of materiality or at the request of the audit committee. The audit committee works with management in addressing its policies strengths and weaknesses in each area presented or separately assessed. In addition to the formal compliance program, the board and the audit committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations.

Board of Directors’ Leadership Structure

Gary C. Evans currently serves as chairman of the board of directors in addition to his role as our chief executive officer. The board of directors believes that our chief executive officer is currently best situated to serve as chairman because he is the director most familiar with our business and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Our independent directors bring experience, oversight and expertise from outside the Company, while the chief executive officer brings company-specific experience and expertise. The board of directors believes that the combined role of chairman and chief executive officer facilitates information flow between management and the board of directors. We do not presently have a lead independent director and believes this leadership structure is in the best interest of our stockholders at this time.

Code of Conduct and Ethics

We have a code of conduct and ethics that applies to its officers, employees and directors, including our principal executive officer and principal financial and accounting officers. This code assists employees in resolving ethical issues that may arise in complying with its policies. The purpose of this code is to promote, among other things:

•	ethical handling of actual or apparent conflicts of interest;

•	full, fair, accurate and timely disclosure in filings with the SEC and other public disclosures;

•	compliance with the law and other regulations;

•	protection of our assets;

•	insider trading policies; and

•	prompt internal reporting of any violation of the code.

This code is available on our website at www.magnumhunterresources.com. We will provide this code free of charge to stockholders who request it. We will post information regarding any amendments to, or waivers from, the provisions of this code of conduct and ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on such website.

The Company maintains a third party-managed whistleblower hotline whereby employees can submit complaints or concerns regarding financial statement disclosures, accounting matters, internal accounting controls, or auditing matters and matters arising under our code of conduct and ethics.

Stockholder Communications with the Board of Directors

Interested parties who wish to make concerns known to the non-management directors may communicate directly with the non-management directors by making a submission in writing to “Board of Directors (independent members)” in care of our corporate secretary at Magnum Hunter Resources Corporation, Attn: Corporate Secretary, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056. Aside from this procedure for communications with the non-management directors, the entire board of directors will receive communications in writing from stockholders. Any such communications should be addressed to the board of directors in care of the corporate secretary at the same address.

Attendance at Meetings of Stockholders

Directors are expected to attend annual meetings of our stockholders. All of our directors attended last year’s annual meeting of our stockholders, except for Gary L. Hall, who did not attend due to a scheduling conflict related to a prior business commitment.

Board Committees

The board of directors oversees the management of the business and affairs of our company. The board has two standing committees: an audit committee and a compensation and nominating committee, each of which is described below. Each committee operates under a written charter adopted by the board.

Last year, the board met seven times, the audit committee met six times, and the compensation and nominating committee met 16 times. Each director attended more than 75% of the meetings of the board of directors and the committees on which he served. The following table sets forth the committees of the board and their members as of the date of this proxy statement:

Compensation
Director	Audit Committee	and Nominating Committee

J. Raleigh Bailes, Sr.	+
Brad Bynum	X	X
Joe L. McClaugherty	X	+
Steven A. Pfeifer		X
Jeff Swanson		X

(+)	Denotes Chair

Website Availability of Documents

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, and the charters of the audit committee and compensation and nominating committee, can be found on our website at www.magnumhunterresources.com. The committee charters are located under the “Corporate Governance” link under the “Investors” tab. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Audit Committee

Our audit committee assists the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the board have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing our accounting and financial reporting processes and the audits of our financial statements. Our audit committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and related press releases and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent auditors, including approving services and fee arrangements. All related party transactions will be approved by our audit committee before we enter into them. The current members of our audit committee are J. Raleigh Bailes, Sr., Brad Bynum and Joe L. McClaugherty. Mr. Bailes serves as chairman of the audit committee.

Our audit committee includes at least one member who has been determined by our board to meet the qualifications of an audit committee financial expert in accordance with SEC rules. Mr. Bailes is the independent director whom we have identified as the audit committee financial expert. Mr. Bailes is a certified public accountant and has been engaged in a public accounting and tax practice for approximately the last 37 years. Each of the members of our audit committee is independent, as independence for audit committee members is defined by the rules of the NYSE. In addition, Mr. Bynum and Mr. McClaugherty have an understanding of fundamental financial statements.

Since its formation in April 2006, the audit committee approves all audit fees, audit-related fees, tax fees and special engagement fees. The audit committee approved 100% of such fees for the year ended December 31, 2010. The following is the report of the audit committee for the year ended December 31, 2010.

The Audit Committee reviewed and discussed Magnum Hunter’s audited financial statements for the year ended December 31, 2010 with our management. The Audit Committee discussed with Hein & Associates LLP, Magnum Hunter’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee also received the written disclosures and the letter from Hein & Associates LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein & Associates LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Hein & Associates LLP its independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board of Directors that Magnum Hunter’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010, as amended, for filing with the SEC.

The Audit Committee has selected and engaged Hein & Associates LLP as the Company’s independent registered public accounting firm to audit and report to the Company’s stockholders on the Company’s financial statements for fiscal 2011.

THE AUDIT COMMITTEE

J. Raleigh Bailes, Sr.
Brad Bynum
Joe L. McClaugherty

Compensation and Nominating Committee

The compensation and nominating committee of our board of directors (i) discharges the board’s responsibilities relating to the compensation of our directors and officers and (ii) recommends candidates for election to our board of directors and oversees the director nomination process. The committee has the overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of our company, including, among other things, annual salaries, bonuses, stock options and other incentive compensation arrangements. In addition, our compensation and nominating committee administers our stock incentive plans, including reviewing and granting stock options and other share-based awards, with respect to our directors, officers and our other employees.

Our compensation and nominating committee will establish procedures for the nomination process and lead the search for, select and recommend candidates for election to our board of directors, subject to legal rights, if any, of third parties to nominate or appoint directors. Consideration of new director candidates typically will involve a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our board of directors typically have been suggested by other members of our board of directors or by our executive officers. From time to time, our compensation and nominating committee may engage the services of a third-party search firm to identify director candidates. Our compensation and nominating committee will select the candidates for election to our board of directors. Candidates proposed by stockholders will be evaluated by our compensation and nominating committee using the same criteria as for all other candidates.

The board will consider recommendations of director nominees from stockholders that are submitted in accordance with the procedures for nominations set forth under the section entitled “Other Matters — Stockholder Proposals for 2012 Annual Meeting” in this proxy statement. In addition, such recommendations should be accompanied by the candidate’s name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Other than as stated herein, we do not have a formal policy with respect to consideration of director candidates recommended by stockholders, as the board believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances.

Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, ability to devote adequate time and effort to board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by the compensation and nominating committee and by the full board include age, diversity (“diversity” being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of our board at that point in time), whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable SEC and NYSE rules, what the candidate’s skills and experience add to the overall competencies of the board, and whether the candidate has any special background relevant to Magnum Hunter’s business.

The current members of our compensation and nominating committee are Messrs. Joe L. McClaugherty, Brad Bynum, Steven A. Pfieffer and Jeff Swanson. Mr. McClaugherty serves as chairman of the compensation and nominating committee. The members of our compensation and nominating committee are independent, as independence for directors is defined by NYSE rules.

Our compensation and nominating committee has recommended J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Gary L. Hall, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfeifer and Jeff Swanson as nominees for election to our board of directors at the Meeting

Committee Interlocks and Insider Participation

Two of our directors, Gary C. Evans and Ronald D. Ormand, also serve as executive officers of Magnum Hunter. Mr. Evans and Mr. Ormand do not serve on our compensation and nominating committee. No other member of our board is employed by Magnum Hunter or our subsidiaries. Other than Messrs. Evans and Ormand, who both serve on the board of directors of GreenHunter Energy Inc., none of our executive officers serves on the board of directors of another entity whose executive officers serve on our board. Mr. Evans is the chairman and chief executive officer of both GreenHunter Energy, Inc. and Magnum Hunter. David S. Krueger is the principal accounting officer of Magnum Hunter and the chief financial officer of GreenHunter Energy, Inc. No officer or employee of Magnum Hunter, other than Mr. Evans, participated in deliberations of our board, or our compensation and nominating committee, concerning executive officer compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our executive officers and directors, and persons who beneficially own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by SEC regulations the to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, and any written representations provided to us, we believe that all of the executive officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2010, except as follows:

•	J. Raleigh Bailes, Sr., Brad Bynum, Gary L. Hall, Joe L. McClaugherty, Steven A. Pfeifer and Jeff Swanson, each a director of the Company, made late filings of Form 4 to report grants of shares of restricted stock.

•	J. Raleigh Bailes, Sr., Brad Bynum, Gary L. Hall, Joe L. McClaugherty, Steven A. Pfeifer and Jeff Swanson, each a director of the Company, made late filings of Form 4 to report grants of options to purchase shares of common stock.

•	Gary L. Hall, a director of the Company, made a late filing of a Form 4 to report his purchase of shares of common stock and exercise of warrants to purchase shares of common stock.

•	Wayne P. Hall, the former vice chairman of the Company, made a late filing of a Form 4 to report his purchase of shares of our Series C Preferred Stock.

•	Brian G. Burgher, M. Bradley Davis and David S. Krueger, each an officer of the Company, made late filings of Form 3 with respect to options to purchase shares of our common stock.

•	James W. Denny, III, H.C. Ferguson, III and Donald L. Kirkendall, each on officer of the Company, made late filings of Form 4 to report grants of options to purchase shares of our common stock.

Biographical Information of our Executive Officers

The following is a brief biography of each of our executive officers other than Messrs. Evans and Ormand whose biographical information is included above under “Proposal No. 2 — Election of Directors.”

Brian G. Burgher, age 48, served as Vice President of Land from September 2009 until he was appointed Senior Vice President of Land in March 2011. Mr. Burgher was formerly Vice President of Land at Sharon Resources, Inc. from September 2004 until the company was acquired by Magnum Hunter in September 2009. Sharon Resources, Inc. is now a wholly-owned subsidiary of Magnum Hunter. As Vice President of Land at Sharon Resources, Inc., Mr. Burgher was responsible for all land and legal activities related to oil and gas exploration and development in North America. Mr. Burgher brings more than 25 years of continuous experience in land related areas to our company. Mr. Burgher is a fourth generation oil and gas landman. In addition to being an independent producer, Mr. Burgher has worked as field landman, field land broker, in-house landman, and land manager. Mr. Burgher attended both Baylor University and the University of Houston.

M. Bradley Davis, age 51, has served as Senior Vice President of Capital Markets since July 2009. Mr. Davis has 28 years of experience and direct involvement in all facets of the energy industry, including nine years as a Wall Street Senior Equity Research Analyst specializing in the small-to-mid capitalization independent exploration and production sector. He served from September 2002 until June 2005 as Senior Vice President of Capital Markets and Corporate Development and as Senior Vice President and Chief Financial Officer of Magnum Hunter Resources, Inc. In his capacity as Senior Vice President and Chief Financial Officer of Magnum Hunter Resources, Inc., Mr. Davis was responsible for overseeing the accounting, Sarbanes Oxley compliance, finance, treasury, capital markets and investor relations departments which represented approximately 62 employees under his leadership. From June 2005 through July 2009, Mr. Davis was self employed, managing his ranching interests, agricultural trading and other personal investments. Mr. Davis received a Bachelor of Arts degree with majors in Business Administration and Political Science from Baylor University.

Jim Denny, age 63, has served as Executive Vice President of Operations since September 2009. Prior to acting as Executive Vice President of Operations, Mr. Denny served the Company as Executive Vice President and Chief Operating Officer from March 2008 through September 2009. Mr. Denny has served as an officer to Magnum Hunter for approximately two years. Mr. Denny brings more than 35 years of industry related experience to the company. Prior to joining Magnum Hunter Resources Corporation, Mr. Denny served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from January 2005 until October 2007. Mr. Denny served in various positions of responsibility during his tenure with Harken Energy Corporation from 1998 to 2005. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations, including supervision of approximately 50 people. He is a registered Professional Engineer (Louisiana) and is a Certified Earth Scientist. He is also a member of various industry associations, including the American Petroleum Institute, National Society of Professional

Engineers, Society of Petroleum Engineers, and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a B. S. in Petroleum Engineering.

H.C. “Kip” Ferguson, III, age 45, has served as Executive Vice President of Exploration since October of 2009. Mr. Ferguson was formally the President of Sharon Resources, Inc. from September 1999 until the company was acquired by Magnum Hunter in October of 2009. Sharon Resources, Inc. is now a wholly-owned subsidiary of the Company. As President of Sharon Resources, Mr. Ferguson was responsible for the day to day activities of running the company, budget planning for all future operations as well as overseeing the team developing exploratory projects within numerous basins. He conducted extensive field studies and trend analysis with an emphasis on using the most up to date drilling and completion technology. Mr. Ferguson brings more that 20 years of exploration and development experience in several major U.S. basins to Magnum Hunter Resources Corporation. Mr. Ferguson served on the board of directors of Sharon Resources, Inc. and Sharon Energy Ltd. from September 1999 to October 2009. Mr. Ferguson served on the board of directors for Diaz Resources, Inc. from 2005 to 2009. Mr. Ferguson is a third generation geologist with a degree in Geology from the University of Texas at Austin.

Paul Johnston, age 55, has served as Senior Vice President, General Counsel and Corporate Secretary since June 2010. Mr. Johnston has 30 years of increasing responsibility and management experience in all facets of general corporate, finance, securities and regulatory related legal matters. He is a former partner with the Dallas-based law firm, Thompson & Knight, LLP, representing both private and publicly held companies during a twenty-year career with the firm. Mr. Johnston also has seven years of in-house counsel experience, including his service as Vice President and Corporate Counsel, for a NYSE-listed Fortune 250 company from 2000 to 2007 and most recently served as General Counsel for an SEC registered investment advisor involved in the management of onshore and offshore hedge funds from 2007 to 2010. A 1977 graduate of Texas Tech University with a Bachelor of Arts in History (with Honors), Mr. Johnston received his Juris Doctorate degree (with highest honors) from Texas Tech University in 1980.

Don Kirkendall, age 53, has served as Senior Vice President of Administration and Product Marketing since September 2009. Prior to serving as Senior Vice President of Administration and Product Marketing, Mr. Kirkendall served the Company as President from March 2006 through September 2009 and as Executive Vice President from August 2005 through March 2006. Mr. Kirkendall has served as an officer of the Company for approximately five years, since August 2005. Mr. Kirkendall has also served on the Company’s Board of Directors from August 2005 through September 2009. Prior to his employment with Magnum Hunter in August 2005, Mr. Kirkendall was self employed as a consultant focused on oil and gas upstream and midstream operations. Mr. Kirkendall brings more than 25 years of diversified energy experience to Magnum Hunter. His background includes interstate pipeline business along with natural gas marketing and exploration experience. He co-founded and managed a successful natural gas marketing company along with an associated exploration company that specialized in drilling Texas Gulf Coast and South Texas oil and gas prospects. Mr. Kirkendall received his BBA from Southwest Texas State University.

David S. Krueger, age 61, has served as Senior Vice President and Chief Accounting Officer since October 2009. Mr. Krueger has served as Vice President and Chief Financial Officer of GreenHunter Energy, Inc, an NYSE Amex-listed renewable energy company, since May 2006. From June 2005 to May 2006, Mr. Krueger was Vice President and Chief Financial Officer for Sulphur River Exploration, Inc. in Dallas, Texas. Sulphur River Exploration, Inc. is an independent oil and gas exploration, production, and operating company. Mr. Krueger served as Vice President and Chief Accounting Officer of Magnum Hunter Resources, Inc. from January 1997 to June 2005. Mr. Krueger acted as Vice President-Finance of Cimarron Gas Holding Co., a gas processing and natural gas liquids marketing company in Tulsa, Oklahoma, from April 1992 until January 1997. Mr. Krueger served as Vice President/Controller of American Central Gas Companies, Inc., a gas gathering, processing and marketing company from May 1988 until April 1992. From 1974 to 1986, Mr. Krueger served in various managerial capacities for Southland Energy Corporation. Mr. Krueger, a certified public accountant, graduated from the University of Arkansas with a B.S. degree in Business Administration and earned his M.B.A. from the University of Tulsa.

DIRECTOR COMPENSATION

Our compensation and nominating committee approves fees and other compensation for our non-employee directors. Directors receive fees payable in cash or shares of Magnum Hunter common stock for attending meetings of the board and its committees and for chairing board committees and are eligible to receive annual grants of shares of Magnum Hunter common stock and options to purchase shares of Magnum Hunter common stock under our Incentive Plan.

For 2010, fees for attending meetings of the board and its committees were set at $1,000 per day until May 2010, when the board’s fees were changed to a meeting fee of $1,500 per board meeting and $1,000 per committee meeting. The board agreed to pay a $10,000 annual retainer for the chairman of each board committee. All board fees are payable in cash or shares of Magnum Hunter common stock, at the election of the director.

The following table presents compensation earned by each nonemployee member of our board of directors for 2010. Compensation information for Messrs. Evans and Ormand is contained in the Summary Compensation Table below. Messrs. Evans and Ormand did not receive any compensation in their capacities as directors of the Company. Mr. Carrillo was not one of our directors in 2010, and accordingly, he is not included in the table below. Mr. Wayne P. Hall, an employee and director of Magnum Hunter in 2010, who retired from the Company on December 31, 2010, also did not receive any compensation for his services as a director during 2010, and accordingly, he is not included in the table below.

Compensation of Directors

	Fees Earned	Option	Stock	All Other
	or Paid in	Awards ($)	Awards ($)	Compensation
Name	Cash ($)	(1)(2)	(1)(3)	($)	Total ($)

J. Raleigh Bailes, Sr.	$—	$118,963	$34,507	$—	$153,470
Brad Bynum	$—	$118,963	$40,002	$—	$158,965
Gary L. Hall	$—	$118,963	$13,505	$—	$132,468
Joe L. McClaugherty	$—	$118,963	$51,501	$—	$170,464
Steven A. Pfeifer	$—	$118,963	$30,498	$—	$149,461
Jeff Swanson	$—	$118,963	$25,498	$—	$144,461

(1)	Represents the aggregate grant date fair value, in accordance with Accounting Standards Codification 718, “Stock Compensation” (“ASC 718”) (except no assumptions for forfeitures were included), with respect to (a) shares of common stock (under the Stock Awards column), and (b) stock options (under the Option Awards column). See Notes 2 and 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, for information regarding the assumptions made in determining these values.

(2)	In May 2010, Messrs. Bailes, Bynum, Hall, McClaugherty, Pfeifer and Swanson were each granted an option to purchase up to 35,000 shares of our common stock at an exercise price of $4.45 per share with a ten year expiration date.

(3)	From time to time, board members are issued shares of common stock in lieu of cash for past participation in board and committee meetings.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Transactions

During 2010 and 2009, we rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity wholly owned by Mr. Evans. Airplane rental expenses totaled $450,000 and $161,000 for the years ended December 31, 2010 and 2009, respectively.

During 2010 and 2009, we obtained accounting services from GreenHunter Energy, Inc., an entity for which Mr. Evans is an officer and major shareholder. Professional services expenses totaled $212,000 and $30,000 for the years ended December 31, 2010 and 2009, respectively.

Employment Agreements

Gary C. Evans

We entered into an employment agreement with Mr. Evans in May 2009. Pursuant to his employment agreement, Mr. Evans agreed to serve as the chief executive officer and executive chairman of the board of directors of the Company for a three-year term expiring on May 22, 2012. Mr. Evans’ duties and authorities include those typically associated with the chief executive officer.

We have agreed to pay Mr. Evans a base salary $254,000 during the first year of the employment agreement and $274,000 and $294,000 during the second and third years of the agreement, respectively. Mr. Evans’ employment agreement provides that he is eligible for an annual bonus based on performance criteria set by the compensation and nominating committee of our board of directors and to otherwise participate in all benefits, plans, and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to other executive employees of the Company.

Mr. Evans’ employment agreement allows him the right to serve on our board of directors during the term of his agreement and the right to nominate to our board of directors one additional independent member. Mr. Evans’ employment agreement contains standard provisions concerning noncompetition, nondisclosure and indemnification.

Ronald D. Ormand

We entered into an employment agreement with Mr. Ormand in May 2009. Pursuant to his employment agreement, Mr. Ormand agreed to serve as the chief financial officer and executive vice president for a three-year term expiring on May 22, 2012.

We have agreed to pay Mr. Ormand a base salary of $180,000 during the first year of the agreement and $200,000 and $220,000 during the second and third years of the agreement, respectively. Mr. Ormand’s employment agreement provides that he is eligible for an annual bonus based on performance criteria set by the compensation and nominating committee of our board of directors and to otherwise participate in all benefits, plans, and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to other executive employees of Company. Mr. Ormand’s employment agreement contains standard provisions concerning noncompetition, nondisclosure and indemnification.

H. C. “Kip” Ferguson, III

We entered into an employment agreement with Mr. Ferguson effective October 2009. Pursuant to his employment agreement, Mr. Ferguson agreed to serve for a three-year term expiring on October 1, 2012. We have agreed to pay Mr. Ferguson a base salary of $180,000, which was increased to $225,000 for 2010, and Mr. Ferguson’s employment agreement provides that he is eligible for an annual bonus based on performance criteria set by the compensation and nominating committee of our board of directors and to otherwise participate in all benefits, plans, and programs, including improvements or modifications of the same, which are now, or may hereafter be, available to other executive employees of Company. Mr. Ferguson’s employment agreement contains standard provisions concerning noncompetition, nondisclosure and indemnification.

James W. Denny, III

We entered into an employment agreement with Mr. Denny effective March 2008. Pursuant to his employment agreement, Mr. Denny agreed to serve for a three-year term, which expired on March 1, 2011. As of [ • ], 2011, the most recent practicable date prior to the date of this proxy statement, we had not entered into a new employment agreement with Mr. Denny. We agreed to pay Mr. Denny a base salary of $180,000, which was increased to $225,000 for 2010, and Mr. Denny’s employment agreement provided that he was eligible for an annual bonus based on performance criteria set by the compensation and nominating committee of our board of directors and to otherwise participate in all benefits, plans, and programs, including improvements or modifications of the same, which were available to other executive employees of Company. Mr. Denny’s employment agreement contained standard provisions concerning noncompetition, nondisclosure and indemnification.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee charter sets forth in writing, among other things, (i) that our audit committee will be comprised exclusively of members of our board who satisfy the independence requirements of the NYSE and (ii) that the audit committee is responsible for approving all related party transactions, as defined by the rules of the NYSE, to which we are a party. We currently do not have a written, stand-alone policy for evaluating related party transactions. The committee’s review procedures include evaluating the following:

•	the nature of the relationships among the parties;

•	the materiality of the transaction to Magnum Hunter;

•	the related person’s interest in the transaction; and

•	the benefit of the transaction to the related person and to our company.

Additionally, in cases of transactions in which a director or executive officer may have an interest, the committee also will evaluate the effect of the transaction on such individual’s willingness or ability to properly perform his or her duties at Magnum Hunter.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of Magnum Hunter’s common stock and preferred stock as of [ • ], 2011, the most recent practicable date prior to the date of this proxy statement, held by (i) each of our directors and named executive officers; (ii) all directors and executive officers as a group; and (iii) any person (or group) who is known to us to be the beneficial owner of more than 5% of any class of its stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and, except as otherwise indicated, the respective holders have sole voting and investment powers over such shares. To our knowledge, there are no single holders of 5% or more of any series of our preferred stock.

Unless otherwise specified, the address of each of the persons set forth below is in care of Magnum Hunter Resources Corporation, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056.

		Amount and Nature
Title of Class	Name of Beneficial Owner	of Beneficial Ownership	Percent of Class (%)

Common Stock	Gary C. Evans(a)	5,925,620	8%
Common Stock	Ronald D. Ormand(b)	2,796,660	4%
Common Stock	H.C. “Kip” Ferguson, III(c)	420,340	*
Common Stock	Brian G. Burgher(d)	250,000	*
Common Stock	James W. Denny, III(e)	565,000	*
Common Stock	J. Raleigh Bailes, Sr.(f)(g)	271,961	*
Common Stock	Brad Bynum(f)	409,585	*
Common Stock	Victor G. Carrillo(h)	35,000	*
Common Stock	Gary L. Hall(f)(i)	206,980	*
Common Stock	Joe L. McClaugherty(j)(k)	718,013	1%
Common Stock	Steven A. Pfeifer(j)	401,019	*
Common Stock	Jeff Swanson(l)	173,652	*
Common Stock	BlackRock, Inc.(m)	4,800,426	6%
Common Stock	Directors and executive officers as a group (16 persons)	13,185,189	17%
Series C Preferred Stock	Gary C. Evans	10,000	*
Series C Preferred Stock	Directors and executive officers as a group (1 person named above)	10,000	0.25%

*	Less than one percent.

(a)	Includes 2,945,074 shares of restricted common stock, 2,750,000 of which have vested; an option to purchase 2,750,000 shares of common stock, which has vested; and 142,341 shares underlying presently exercisable warrants, of which 125,000 shares are held in an account under the name of Mr. Evans’ children and Mr. Evans’ Special Inheritance Account.

(b)	Includes an option to purchase 1,400,000 shares of common stock, 1,300,000 of which have vested; 11,560 shares underlying presently exercisable warrants; and 157,800 shares held in a private investment company controlled by Mr. Ormand.

(c)	Includes an option to purchase 400,000 shares of common stock, 280,000 of which have vested; and 2,890 shares underlying presently exercisable warrants.

(d)	Includes an option to purchase 250,000 shares of common stock, 170,000 of which have vested.

(e)	Includes an option to purchase 425,000 shares of common stock, 385,000 of which have vested.

(f)	The amounts for each of Messrs. Bailes, Bynum and Hall include 135,000 shares of common stock underlying presently exercisable options.

(g)	Includes 5,780 shares of common stock underlying presently exercisable warrants.

(h)	Includes 35,000 shares of common stock underlying a presently exercisable option.

(i)	Includes 11,560 shares of common stock underlying presently exercisable warrants.

(j)	The amounts for each of Messrs. McClaugherty and Pfeifer include 165,000 shares of common stock underlying presently exercisable options.

(k)	Includes 2,890 shares of common stock underlying presently exercisable warrants.

(l)	Includes 2,890 shares of common stock underlying presently exercisable warrants; and 135,000 shares of common stock underlying a presently exercisable option.

(m)	BlackRock, Inc.’s principal business office address is 40 East 52nd Street, New York, New York 10022. Information relating to this reporting stockholder is based on the stockholder’s Schedule 13G filed with the SEC on February 7, 2011.

EXECUTIVE COMPENSATION

The objective of Magnum Hunter’s executive compensation program is to enable us to recruit and retain highly qualified managerial talent by providing market-based levels of compensation. We also seek to motivate our executives to achieve individual and business performance objectives by varying their compensation in accordance with the success of our business. To achieve our objective, we believe that our executive compensation program must be competitive with that of our peer companies and other likely competitors for executive talent.

To help ensure market-based levels of compensation, we measure the major elements of compensation annually for a job against available data for similar positions in our peer group and other competitors. We believe annual measurement is generally appropriate, because the market itself is subject to variations over time as a result of changes within peer companies and the supply and demand for experienced executives. Once the market value for a position is determined, we compare the compensation levels of individual incumbents to these market values. The salary level and short term and long term incentive target percentages for each named executive officer are based on market data for the officer’s position. Compensation levels can vary compared to the market due to a variety of factors such as experience, tenure and individual performance.

In light of our focus on determining market value for each position, we do not employ analyses that compare compensation levels of our named executive officers with each other or with other employees within the Company.

We believe compensation programs can drive the behavior of employees covered by the programs, and accordingly we seek to design our executive compensation program to align compensation with current and desired corporate performance and stockholder interests. Actual compensation in a given year will vary based on Magnum Hunter’s performance, and to a lesser extent, on subjective appraisals of individual performance. In other words, while compensation targets will to a large extent reflect the market, actual compensation generally will reflect Magnum Hunter’s attainment of (or failure to attain) financial and operational performance objectives.

We maintain competitive benefit programs for our employees, including our named executive officers, with the objective of retaining their services. Our benefits reflect competitive practices at the time the benefit programs were implemented and, in some cases, reflect our desire to maintain similar benefits treatment for all employees in similar positions. To the extent possible, we structure these programs to deliver benefits in a manner that is tax efficient to both the recipient and Magnum Hunter.

Compensation Philosophy

As indicated above, we seek to provide compensation that is competitive, both in total level and in individual components, with the companies we believe are our peers and other likely competitors for executive talent. By competitive, we mean that total compensation and each element of compensation corresponds to a market-determined range. Competitive compensation is normally sufficient to attract executive talent to the Company. Competitive compensation also makes it less likely that executive talent will be lured away by higher compensation to perform a similar role with a similarly-sized competitor. We also believe that a significant portion of compensation for executives should be “at risk,” meaning that the executives will receive a certain percentage of their total compensation only to the extent Magnum Hunter and the executive accomplish goals established by our compensation and nominating committee. We expect senior level executives, including the named executive officers, to have a higher percentage of their total compensation at risk. By this means, we seek to align each of our named executive officers with the short and long term performance objectives of Magnum Hunter and with the interests of our stockholders.

Base Salary

Base salary is the foundation of total compensation. Base salary recognizes the job being performed and the value of that job in the competitive market. Base salary must be sufficient to attract and retain the talent necessary for our continued success and provides an element of compensation that is not at risk in order to avoid fluctuations in compensation that could distract the executives from the performance of their responsibilities.

Adjustments to base salary primarily reflect either changes or responses to changes in market data or increased experience and individual contribution of the employee.

Short-Term Incentives

Our short term incentive plan, or bonus plan, provides an annual cash and/or stock award that is designed to link each employee’s annual compensation to the achievement of annual performance objectives for Magnum Hunter, as well as to recognize the employee’s performance during the year. The target for each employee is expressed as a percentage of base salary earned during the year and classified as a bonus. Generally, a portion of this award is based upon short term goals and the remaining portion of the bonus is based upon the discretion of the compensation and nominating committee. The compensation and nominating committee retains the ability to exercise discretion in determining all distributions under our short term incentive plan.

The compensation and nominating committee establishes and approves the specific performance objectives based on possible objectives at the beginning of each new fiscal year. Performance objectives are based on Company financial and operational factors determined to be critical to achieving our desired business plans. Performance objectives are designed to reflect goals and objectives to be accomplished over a specific period; therefore, incentive opportunities under the plan are not impacted by compensation amounts earned in prior years.

Performance objectives for the named executive officers are generally based on performance objectives for the Company as a whole. Examples of performance objectives include (i) achieving specified levels of volume weighted average stock price, (ii) achieving specified levels of production, (iii) acquisition activities, and (iv) other operational performance objectives.

Long-Term Incentives

We provide a long term incentive plan, namely, our Incentive Plan, in which each of our executive officers, including our named executive officers, and certain other management-level employees participate. Our Incentive Plan is designed to reward participants for sustained improvements in Magnum Hunter’s financial performance and increases in the value of our common stock over an extended period.

The compensation and nominating committee authorizes grants throughout the year depending upon the Company’s activities during that time period. Grants can be made from a variety of award types authorized under our Incentive Plan. We have granted awards that vest based on continued service as well as performance-based options and restricted stock grants.

Our stock and option awards vest based on continued service, generally over three or four-year periods, and, in some cases, satisfaction of performance based vesting hurdles. Our performance period can vary in lengths of time given the rate at which Magnum Hunter is growing.

Risks Related to Compensation Policies and Practices

As part of its oversight of the Company’s executive and non-executive compensation programs, the compensation and nominating committee considers the impact of the Company’s compensation programs, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company. As a result of this analysis, the compensation and nominating committee identified the following risk mitigating factors:

•	Use of long-term incentive compensation;

•	Vesting periods for equity compensation awards that encourage executives and other key employees to focus on sustained stock price appreciation;

•	The compensation and nominating committee’s discretionary authority to adjust annual incentive awards, which helps mitigate any business risks associated with such awards;

•	The Company’s internal control over financial reporting and other financial, operational and compliance policies and practices currently in place;

•	Base salaries consistent with executives’ responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security; and

•	Design of long-term compensation to reward executives and other key employees for driving sustainable, profitable, growth for stockholders.

As a result of the above assessment, the compensation and nominating committee determined that the Company’s policies and procedures largely achieve a proper balance between competitive compensation and prudent business risk.

Summary Compensation Table

The following table sets forth all compensation for the fiscal years ended 2010 and 2009 awarded to, earned by or paid to the below named executive officers of Magnum Hunter.

							Stock Awards		Option Awards		Total Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)			($)(1)		($)(1)		($)

Gary C. Evans,	2010	$300,000		$		(a)	$1,188,001	(j)	$9,158,722	(k)	$10,646,723
Chairman and CEO	2009	$153,865	(a)		$505,400		$857,182	(f)	$581,670	(f)	$2,098,117
Ronald D. Ormand,	2010	$225,000			$200,000		$—		$425,946	(l)	$943,996
Executive Vice President and CFO	2009	$109,038	(b)		$178,200		$392,363	(g)	$264,395	(g)	$941,996
James W. Denny III,	2010	$225,000			$200,000		$—		$170,379	(m)	$595,379
Executive Vice President Operations	2009	$180,000			$214,200	(e)	$—		$326,193	(h)	$720,393
H.C. “Kip” Ferguson,	2010	$225,000			$200,000		$—		$511,136	(n)	$936,136
Executive Vice President Exploration	2009	$45,000	(c)		$148,000		$—		$176,743	(i)	$369,743
Brian G. Burgher,	2010	$170,000			$125,000		$—		$340,757	(o)	$635,757
Senior Vice President Land	2009	$35,000	(d)		$123,900		$—		$88,372	(j)	$247,272

(1)	Represents the aggregate grant date fair value, in accordance with ASC 718 (except no assumptions for forfeitures were included), with respect to (a) shares of restricted stock (under the Stock Awards column), and (b) stock options (under the Option Awards column). See Notes 2 and 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, for information regarding the assumptions made in determining these values.

(a)	Mr. Evans did not become employed by us until May 22, 2009. Mr. Evans’ annual salary for 2009 was $254,000. As of the date of this proxy statement, the compensation and nominating committee had not yet determined Mr. Evans’ bonus for 2010.

(b)	Mr. Ormand did not become employed by us until May 22, 2009. Mr. Ormand’s annual salary for 2009 was $180,000.

(c)	Mr. Ferguson did not become employed by us until September 30, 2009. Mr. Ferguson’s annual salary for 2009 was $180,000.

(d)	Mr. Burgher did not become employed by us until September 30, 2009. Mr. Burgher’s annual salary for 2009 was $140,000.

(e)	A portion of the cash bonus awarded to Mr. Denny in 2009 was awarded in July 2009 with consideration based on individual performance for the fiscal year ended December 31, 2008.

(f)	In May 2009, we entered into a stock option agreement with Mr. Evans, granting him an option to purchase up to 2,750,000 shares of our common stock at an exercise price of $0.37 per share for a five-year term ending on May 22, 2014. The option vests pursuant to certain performance conditions set forth in Mr. Evans’ stock option agreement. We also entered into a restricted stock agreement with Mr. Evans in May 2009, granting him 2,750,000 shares of our restricted common stock that become vested over a three-year period pursuant to certain conditions set forth in Mr. Evans’ restricted stock agreement. In 2009, Mr. Evans’ option vested with respect to 2,062,500 shares of common stock and his restricted stock grant vested with respect to 1,312,500 shares of common stock. In 2010, Mr. Evans’ option vested with respect to an additional 687,500 shares of common stock and his restricted stock grant vested with respect to an additional 437,500 shares of common stock.

(g)	In May 2009, we entered into a stock option agreement with Mr. Ormand, granting him an option to purchase up to 1,250,000 shares of our common stock at an exercise price of $0.37 per share over a three-year period ending on May 22, 2012. The option vests pursuant to certain performance conditions set forth in Mr. Ormand’s stock option agreement. We also entered into a restricted stock agreement with Mr. Ormand in May 2009, granting him 1,250,000 shares of our restricted common stock that become vested over a three year period pursuant to certain conditions set forth in Mr. Ormand’s restricted stock agreement. In 2009, Mr. Ormand’s option vested with respect to 937,500 shares of common stock and his restricted stock grant vested with respect to 562,500 shares of common stock. In 2010, Mr. Ormand’s option vested with respect to an additional 312,500 shares of common stock and his restricted stock grant vested with respect to an additional 187,500 shares of common stock.

(h)	In March 2008, we entered into a restricted stock agreement with Mr. Denny granting him 130,000 shares of our restricted common stock, vesting over a four year period, of which 40,000 shares vested in 2008. In March 2009, (i) Mr. Denny vested in an additional 30,000 shares of our common stock pursuant to this restricted stock agreement and (ii) Mr. Denny vested in 25,000 option shares, at an exercise price of $1.69 per share, pursuant to his non-statutory stock option agreement dated March 1, 2008. In September 2009, we granted Mr. Denny an option to purchase up to 50,000 shares of our common stock at an exercise price of $1.17 per share, of which 12,500 option shares vested on the date of grant, 12, 500 vested on September 30, 2010 and the remaining 25,000 option shares vest in 12,500 share increments on September 30, 2011, and 2012. In October 2009, we granted Mr. Denny an option to purchase up to 250,000 shares of our common stock, based on performance objectives, at an exercise price of $1.69 per share, 200,000 of which vested as of March 1, 2011.

(i)	In September 2009, we awarded Mr. Ferguson an option to purchase up to 200,000 shares of our common stock at an exercise price of $1.17 per share, of which 100,000 option shares have vested as of March 1,

2011 and the remaining 100,000 option shares vest in 50,000 share increments on September 30, 2011 and 2012.

(j)	In September 2009, we awarded Mr. Burgher an option to purchase up to 100,000 shares of our common stock at an exercise price of $1.17 per share, of which 50,000 option shares have vested as of March 1, 2011 and the remaining 50,000 option shares vest in 25,000 share increments on September 30, 2011 and 2012.

(k)	In November 2010, we entered into a restricted stock agreement with Mr. Evans granting him 195,074 shares of our restricted common stock. The restricted shares are subject to certain vesting and payment provisions. Generally, one-third of the restricted shares will vest on each of the first three anniversaries of the grant date if Mr. Evans is employed by the Company on the applicable date, provided that if Mr. Evans’ employment with the Company is terminated on account of death, disability or by the Company without cause, any remaining vesting conditions at such time will be deemed satisfied. Additionally, in November 2010, we entered into a stock appreciation rights award agreement with Mr. Evans granting him stock appreciation rights, or SARS, covering 3,083,332 shares of common stock. The SARs are performance based and are subject to certain specific stock price performance measures and certain specific reserve growth performance achievements over the five-year period following the grant date. The SARs that become vested are exercisable for five years after the grant date and have a base price of $6.09 per share.

(l)	In February 2010, we entered into a non-statutory stock option agreement with Mr. Ormand, granting him an option to purchase up to 250,000 shares of our common stock at an exercise price of $2.25 per share over a ten-year period ending on February 11, 2020. The option vests pursuant to certain performance conditions set forth in Mr. Ormand’s agreement.

(m)	In February 2010, we entered into a non-statutory stock option agreement with Mr. Denny, granting him an option to purchase up to 100,000 shares of our common stock at an exercise price of $2.25 per share over a ten-year period ending on February 11, 2020. The option vests pursuant to certain performance conditions set forth in Mr. Denny’s agreement.

(n)	In February 2010, we entered into a non-statutory stock option agreement with Mr. Ferguson, granting him an option to purchase up to 300,000 shares of our common stock at an exercise price of $2.25 per share over a ten-year period ending on February 11, 2020. The option vests pursuant to certain performance conditions set forth in Mr. Ferguson’s agreement.

(o)	In February 2010, we entered into a non-statutory stock option agreement with Mr. Burgher, granting him an option to purchase up to 200,000 shares of our common stock at an exercise price of $2.25 per share over a ten-year period ending on February 11, 2020. The option vests pursuant to certain performance conditions set forth in Mr. Burgher’s agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards to named executive officers of Magnum Hunter as of December 31, 2010.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying			Number of	Market
	Unexercised	Unexercised			Shares	Value of
	Options	Options	Option	Option	That	Shares That
	Exercisable	Unexercisable	Exercise	Expiration	Have Not	Have Not
Name and Principal Position	(#)	(#)	Price ($)	Date	Vested (#)	Vested ($)(1)
Gary C. Evans,	2,750,000	0	$0.37	5/22/14
Chairman and CEO(a)	0	3,083,332	$6.09	11/29/15	194,074	$1,397,333
Ronald D. Ormand,	1,250,000	0	$0.37	5/22/14
Executive Vice President and CFO(b)	100,000	150,000	$2.25	2/11/20	—	$—
James W. Denny III,	75,000	25,000	$1.69	3/01/13
Executive Vice President Operations(c)	25,000	25,000	$1.17	9/30/14	30,000	$216,000
	100,000	150,000	$1.69	10/23/14
	40,000	60,000	$2.25	2/11/20
H.C. “Kip” Ferguson,	100,000	100,000	$1.17	9/30/14
Executive Vice President Exploration(d)	120,000	180,000	$2.25	2/11/20	—	$—
Brian G. Burgher,	50,000	50,000	$1.17	9/30/14
Senior Vice President Land(e)	80,000	120,000	$2.25	2/11/20	—	$—

(1)	The dollar amounts are based on the market value of the shares as of December 31, 2010 using the last sale price on that date of $7.20 per share as reported on the NYSE Amex.

(a)	In May 2009, we granted Mr. Evans 2,750,000 stock options at an exercise price of $0.37 per share, of which 2,750,000 options had vested as of December 31, 2010. In May 2009, we granted Mr. Evans 2,750,000 shares of our restricted common stock, of which 2,750,000 were issued as of December 31, 2010. In November 2010, we granted Mr. Evans 195,074 shares of our restricted common stock, of which none were vested or issued as of December 31, 2010. The shares vest and will be issued, subject to certain vesting and payment provisions. In November 2010, we granted Mr. Evans 3,083,332 shares of common stock pursuant to a stock appreciation rights award agreement (“SARs”), of which none had vested as of December 31, 2010. The SARs vest based on certain specific stock price performance measures and certain specific reserve growth performance achievements over five-year period following the grant date.

(b)	In May 2009, we granted Mr. Ormand 1,250,000 stock options at an exercise price of $0.37 per share, of which 1,250,000 options had vested as of December 31, 2010. In May 2009, we granted Mr. Ormand 1,250,000 shares of our restricted common stock, of which 1,250,000 were issued as of December 31, 2010. In February 2010, we granted Mr. Ormand 250,000 stock options at an exercise price of $2.25 per share, of which 100,000 options had vested as of December 31, 2010. The remaining 150,000 options vest pursuant to certain performance conditions set forth in Mr. Ormand’s non-statutory stock option agreement.

(c)	In March 2008, we granted Mr. Denny 100,000 stock options at an exercise price of $1.69 per share, of which all 100,000 options had vested as of March 1, 2011. In September 2009, we granted Mr. Denny 50,000 stock options, at an exercise price of $1.17 per share, of which 25,000 options had vested as of December 31, 2010. The remaining 25,000 options vest, subject to his continued employment, in 12,500 increments on September 30, 2011 and 2012. In October 2009, we granted Mr. Denny 250,000 stock options based at an exercise price of $1.69 per share, of which 200,000 had vested as of December 31, 2010. The remaining 50,000 options vest pursuant to certain performance conditions set forth in Mr. Denny’s option agreement. In February 2010, we granted Mr. Denny 100,000 stock options at an exercise price of $2.25 per share, of which 40,000 options had vested as of December 31, 2010. The remaining 60,000 options vest pursuant to certain performance conditions set forth in Mr. Denny’s agreement. In March 2008, we awarded Mr. Denny 130,000 shares of our common stock, of which all were issued as of March 1, 2011.

(d)	In September 2009, we granted Mr. Ferguson 200,000 options at an exercise price of $1.17 per share, of which 100,000 options had vested as of December 31, 2010. The remaining 100,000 options vest in 50,000 share increments on September 30, 2011 and 2012. In February 2010, we granted Mr. Ferguson 300,000 stock options at an exercise price of $2.25 per share, of which 120,000 options had vested as of December 31, 2010. The remaining 180,000 options vest pursuant to certain performance conditions set forth in Mr. Ferguson’s option agreement.

(e)	In September 2009, we granted Mr. Burgher 100,000 options at an exercise price of $1.17 per share, of which 50,000 options had vested as of December 31, 2010. The remaining 50,000 options vest in 25,000 share increments on September 30, 2011 and 2012. In February 2010, we granted Mr. Burgher 200,000 stock options at an exercise price of $2.25 per share, of which 80,000 options had vested as of December 31, 2010. The remaining 120,000 options vest pursuant to certain performance conditions set forth in Mr. Burgher’s option agreement.

PROPOSAL NO. 3 — AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM HUNTER COMMON STOCK TO 250,000,000

Background

Our certificate of incorporation currently authorizes Magnum Hunter to issue a total of 150,000,000 shares of common stock. On March 7, 2011, our board of directors approved an amendment to the certificate of incorporation to authorize an additional 100,000,000 shares of common stock, subject to common stockholder approval.

Our Board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted this amendment to be voted on by our common stockholders at the Meeting.

Proposed Amendment

Our board of directors is proposing to amend the certificate of incorporation to increase the authorized shares of Magnum Hunter common stock from 150,000,000 shares to 250,000,000 shares, as more fully described below. Other than the proposed increase in the number of authorized shares of common stock, this amendment is not intended to modify the rights of existing stockholders in any material respect.

Under Delaware law, we are only permitted to issue shares of our capital stock to the extent such shares have been authorized for issuance under the certificate of incorporation. The certificate of incorporation currently authorizes the issuance of up to 150,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. At the Meeting, Magnum Hunter stockholders are also being asked to consider and vote on a proposal to amend the certificate of incorporation to increase the authorized shares of preferred stock to 15,000,000.

As of [ • ], 2011, we had [ • ] shares of common stock outstanding, 4,000,000 shares of Series C Cumulative Perpetual Preferred Stock outstanding and [ • ] shares of Series D Cumulative Preferred Stock outstanding.

If our common stockholders approve this amendment, we will file such amendment with the Delaware Secretary of State promptly after the Meeting. If this amendment is not approved by our common stockholders, the certificate of incorporation will not be amended in this respect and our authorized common stock will remain the same.

Assuming this Proposal No. 3 and Proposal No. 4 are duly adopted by our common stockholders at the Meeting, the proposed amendment to our certificate of incorporation will be as follows:

Subject to common stockholder approval of this amendment, the entire second sentence of “Article IV — Authorized Capital Stock” in the certificate of incorporation would be deleted in its entirety and would be replaced with the following:

“The total number of shares of Common Stock this corporation is authorized to issue is 250,000,000 and each such share shall have a par value of $0.01, and the total number of shares of Preferred Stock this corporation is authorized to issue is 15,000,000 and each such share shall have a par value of $0.01.”

If this Proposal No. 3 is adopted but Proposal No. 4 is not duly adopted by our stockholders at the Meeting, the proposed amendment to our certificate of incorporation will be as follows:

Subject to common stockholder approval of this amendment, the entire second sentence of “Article IV — Authorized Capital Stock” in the certificate of incorporation would be deleted in its entirety and would be replaced with the following:

“The total number of shares of Common Stock this corporation is authorized to issue is 250,000,000 and each such share shall have a par value of $0.01, and the total number of shares of Preferred Stock this corporation is authorized to issue is 10,000,000 and each such share shall have a par value of $0.01.”

The terms of any additional shares of common stock would be identical to those of the currently outstanding shares of common stock.

Reasons for the Amendment

As of the record date, a total of [ • ] shares of the Company’s currently authorized 150,000,000 shares of common stock were issued and outstanding. The Company issued common stock for 50% of the aggregate consideration in the two completed PostRock property acquisitions, and the respective arrangement agreements for the Company’s pending acquisitions of NGAS and NuLoch provide for all stock consideration. These three acquisitions resulted in the issuance of 3,196,457 shares to PostRock (which are included in the shares outstanding on the record date) and are expected to result in the issuance of approximately 8.1 million shares and 42.8 million shares, respectively, in connection with the NGAS and NuLoch transactions (including, in the case of the NuLoch transaction, common stock issued upon the exchange of the exchangeable shares). In addition, the Company sells shares pursuant to an “at the market” offering under its effective shelf registration statement and has reserved [ • ] shares for issuance in such offering. Further, on [ • ], 2011 the Company had an aggregate of [ • ] shares reserved for issuance under its Incentive Plan as well as [ • ] shares underlying compensatory derivative securities outside of the Incentive Plan and [ • ] shares underlying outstanding warrants. Accordingly, the Company only has approximately [ • ] authorized shares of common stock that are neither outstanding nor reserved for issuance.

Our board of directors believes it is desirable to increase the number of authorized shares of common stock in order to provide us with adequate flexibility in corporate planning and strategies. The availability of additional authorized shares of common stock could be used for a number of purposes, including corporate financing, public or private offerings of common stock, future acquisitions, stock dividends, stock splits, strategic relationships with corporate partners, stock options, and other stock-based compensation. The availability of additional authorized shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. We pursue additional sales of shares of our common stock from time to time in order to obtain additional equity capital. However, except as otherwise set forth in this proxy statement with respect to the acquisition of NuLoch and Magnum Hunter’s contemplated acquisition of NGAS, there are currently no plans, agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available only if this proposal is approved. Further, our proposed increase in common stock is not in response to efforts by any party to acquire or gain control of the Company. Such additional authorized shares may be issued for such purposes and for such consideration as our board of directors may determine without further stockholder approval, unless stockholder approval is required by applicable law or the rules of the NYSE or any stock exchange on which our securities may be listed.

Effects of the Authorization of Additional Common Stock on Holders of Common Stock

The increase in authorized shares of common stock will not have any immediate effect on the rights of our stockholders. Although the additional authorized shares of common stock will not change the voting rights, dividend rights, liquidation rights or any other stockholder rights, our board of directors will have the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the rules of the NYSE or any stock exchange on which our securities may be listed. The issuance of additional shares of our common stock will decrease the relative percentage equity ownership of our stockholders, thereby diluting the voting power of their common stock, and, depending on the price at which the additional shares are issued, may also be dilutive to the earnings per share of the common stock. The holders of our common stock have no preemptive rights and our board of directors has no plans to grant such rights with respect to any such shares. The authorization of additional shares of common stock could also have a anti-takeover effect, in that additional shares could be issued in one or more transactions that could make a change in control or takeover of Magnum Hunter more difficult or by the issuance of additional shares to certain persons allied with Magnum Hunter’s management that could make it more difficult to remove such persons.

Anti-Takeover Effects of Existing Provisions in our Certificate of Incorporation and Bylaws

Some existing provisions of our certificate of incorporation and bylaws may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider to be in the stockholders’ best interests. These provision could limit the price that investors might be willing to pay in the future for shares or our common stock.

•	Authorized but unissued shares. The authorized but unissued shares or our common stock and preferred stock are available for future issuance without stockholder approval, unless such approval is required by applicable law or listing rules of an applicable securities exchange or quotation system. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of Magnum Hunter by means of a proxy contest, tender offer, merger or otherwise.

•	Amendment to bylaws. Our board of directors is authorized to make, alter or repeal our bylaws without further stockholder approval.

•	Advance notice of director nominations and matters to be acted upon at meetings. Our bylaws contain advance notice requirements for nominations for directors to our board of directors and for proposing matters that can be acted upon by stockholders at stockholder meetings.

•	Vacancies in the board of directors. Any vacancy in our board of directors existing for any reason may be filled solely by the remaining directors.

•	Special meetings of stockholders. Our bylaws provide that special meetings of stockholders may be called only by our chairman, by a majority of our board of directors, by our chief executive officer, by our president or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

Delaware Law

Finally, we are subject to the restrictions contained in Section 203 of the General Corporation Law of the State of Delaware, which we refer to as Section 203. Section 203 provides that an interested stockholder may not engage in specified business combinations with a corporation for a period of three years after the date on which the person became an interested stockholder. An “interest stockholder” is a person who owns 15 percent or more of the outstanding voting stock of a corporation or a person who is an affiliate or associate of the corporation and, within the preceding three-year period, owned 15 percent or more of the outstanding voting stock. Delaware law defines the term “business combination” to encompass a wide variety of transactions with, or caused by, an interested stockholder, including mergers, asset sales and transactions in which the interested stockholder receives or could receive a benefit on other than a pro rata basis with other stockholders. This provision of Delaware law has an anti-takeover effect for transactions not approved in advance by the board, including discouraging takeover attempts that might result in a premium over the market price for shares of our common stock. As a result, any person who owns at least 15 percent of the outstanding shares of our common stock could not pursue a takeover transaction that was not approved by the board.

Required Vote

Approval of the amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the record date. As a result, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT MAGNUM HUNTER’S COMMON STOCKHOLDER VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM HUNTER COMMON STOCK TO 250,000,000.

PROPOSAL NO. 4 — AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM
HUNTER PREFERRED STOCK TO 15,000,000

Background

Our certificate of incorporation currently authorizes Magnum Hunter to issue a total of 10,000,000 shares of preferred stock. On March 7, 2011, our board of directors approved an amendment to the certificate of incorporation to authorize an additional 5,000,000 shares of preferred stock, subject to stockholder approval.

Our board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted this amendment to be voted on by our common and preferred stockholders at the Meeting.

Proposed Amendment

Our board of directors is proposing to amend the certificate of incorporation to increase the authorized shares of Magnum Hunter preferred stock from 10,000,000 shares to 15,000,000 shares, as more fully described below. Other than the proposed increase in the number of authorized shares of preferred stock, the this amendment is not intended to modify the rights of existing stockholders in any material respect.

Under Delaware law, we are only permitted to issue shares of our capital stock to the extent such shares have been authorized for issuance under the certificate of incorporation. The certificate of incorporation currently authorizes the issuance of up to 150,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. At the Meeting, Magnum Hunter common stockholders are also being asked to consider and vote on a proposal to amend the certificate of incorporation to increase the authorized shares of common stock to 250,000,000.

As of [ • ], 2011, we had [ • ] shares of common stock outstanding, 4,000,000 shares of Series C Cumulative Perpetual Preferred Stock outstanding and [ • ] shares of Series D Cumulative Preferred Stock outstanding.

If our stockholders approve this amendment, we will file such amendment with the Delaware Secretary of State promptly after the Meeting. If this amendment is not approved by our stockholders, the Certificate of Incorporation will not be amended in this respect and our authorized preferred stock will remain the same.

Assuming this Proposal No. 4 is duly adopted by our stockholders and Proposal No. 3 is duly adopted by our common stockholders at the Meeting, the proposed amendment to our certificate of incorporation will be as follows:

Subject to stockholder approval of this amendment, the entire second sentence of “Article IV — Authorized Capital Stock” in the certificate of incorporation would be deleted in its entirety and would be replaced with the following:

“The total number of shares of Common Stock this corporation is authorized to issue is 250,000,000 and each such share shall have a par value of $0.01, and the total number of shares of Preferred Stock this corporation is authorized to issue is 15,000,000 and each such share shall have a par value of $0.01.”

If this Proposal No. 4 is duly adopted by our stockholders but Proposal No. 3 is not adopted by our common stockholders at the Meeting, the proposed amendment to our certificate of incorporation will be as follows:

Subject to stockholder approval of this amendment, the entire second sentence of “Article IV — Authorized Capital Stock” in the certificate of incorporation would be deleted in its entirety and would be replaced with the following:

“The total number of shares of Common Stock this corporation is authorized to issue is 150,000,000 and each such share shall have a par value of $0.01, and the total number of shares of Preferred Stock this corporation is authorized to issue is 15,000,000 and each such share shall have a par value of $0.01.”

Reasons for the Amendment

The board of directors believes it is desirable to increase the number of authorized shares of preferred stock in order to provide us with adequate flexibility in corporate planning and strategies. The availability of additional authorized shares of preferred stock could be used for a number of purposes, including corporate financing, public or private offerings of preferred stock, future acquisitions, stock dividends, stock splits, and strategic relationships with corporate partners. The availability of additional authorized shares of preferred stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of preferred stock. We are pursuing additional sales of shares of our preferred stock in order to obtain additional equity capital. However, there are currently no plans, agreements or understandings regarding the issuance of any of the additional shares of preferred stock that would be available only if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the board of directors may determine without further stockholder approval, unless stockholder approval is required by applicable law or the rules of the NYSE or any stock exchange on which our securities may be listed.

Effects of the Authorization of Additional Preferred Stock on Holders of Common Stock

The increase in authorized shares of preferred stock will not have any immediate effect on the rights of our common stockholders. However, depending on the terms thereof, the issuance of one or more series of preferred stock could affect the holders of our common stock in a number of respects, including:

•	by subordinating our common stock to the preferred stock with respect to dividend rights, liquidation preferences and other rights;

•	by diluting the voting power of our common stock;

•	by diluting the earnings per share of our common stock;

•	by restricting our ability to repurchase outstanding common stock; and

•	by issuing common stock, upon the conversion of any convertible preferred stock, at a price below the fair market value of the common stock that is outstanding prior to such issuance.

As a general matter, an increase in authorized shares of preferred stock, and any issuance thereof, could deter potential acquirers (hostile or otherwise) from initiating tender offers, proxy contests or other attempts to obtain control of or to acquire a company, or delay or prevent a change in control. For example:

•	preferred stock could be issued to increase the number of outstanding shares entitled to vote on a change in control, thereby increasing the number of votes required to approve a change in control or to otherwise obtain control of a company;

•	preferred stock (with significant voting, conversion or other rights, preferences or privileges) could be issued to a friendly investor, which could make it difficult for the potential acquirer to replace the board of directors or gain voting control of a company; and

•	preferred stock (with a significant liquidation preference) could be issued to make a change in control more expensive for the potential acquirer.

Our proposed authorization of preferred stock is not in response to efforts by any party to acquire or gain control of our Company and the board is not currently aware of any such efforts.

While the amendment may have anti-takeover effects, our board believes that the financial flexibility offered by this amendment outweighs any disadvantages. To the extent that this amendment may have anti-takeover effects, this amendment may encourage persons seeking to acquire our Company to negotiate directly with the board, enabling the board to consider the proposed transaction in a manner that best serves the interests of our stockholders.

See also “Proposal No. 3 — Anti-Takeover Effects of Existing Provisions in our Certificate of Incorporation and Bylaws” beginning on page 129 of this proxy statement.

Required Vote

Approval of the amendment to our certificate of incorporation to increase the number of authorized shares of preferred stock from 10,000,000 shares to 15,000,000 shares requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of our common stock as of the record date and (ii) the holders of a majority of the outstanding shares of our preferred stock, voting together as a single class, as of the record date. As a result, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT MAGNUM HUNTER’S COMMON STOCKHOLDERS AND PREFERRED STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO MAGNUM HUNTER’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF MAGNUM HUNTER PREFERRED STOCK TO 15,000,000.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE MAGNUM HUNTER RESOURCES CORPORATION AMENDED AND RESTATED STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF MAGNUM HUNTER COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN TO 20,000,000.

Background

On March 7, 2011 our board of directors adopted, and our stockholders approved, an amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan, which we refer to as the Incentive Plan. If approved by Magnum Hunter common stockholders, the proposed amendment to the Incentive Plan would increase the aggregate number of shares of our common stock that may be issued under the Incentive Plan from 15,000,000 shares to 20,000,000 shares (an increase of 5,000,000 shares).

Our board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted the amendment to be voted on by our common stockholders at the Meeting.

Proposed Amendment

Our board is proposing to amend the Incentive Plan to increase the aggregate number of shares of our common stock that may be issued under the Incentive Plan from 15,000,000 shares to 20,000,000 shares. A complete copy of the proposed amendment to the Incentive Plan is attached as Annex C to this proxy statement and a full copy of the Incentive Plan has been previously filed with the SEC. A summary description of the material features of the Incentive Plan is provided below. The statements made in this proxy statement regarding the amendment to the Incentive Plan should be read in conjunction with and are qualified in their entirety by reference to such summary, the Incentive Plan available on the SEC’s website and Annex C.

Reasons for Proposing the Plan Amendment

If the proposed amendment to the Incentive Plan is approved, the aggregate number of shares of our common stock that may be issued under the Incentive Plan will increase from 15,000,000 shares to 20,000,000 shares. As of [ • ], 2011, outstanding awards under our Incentive Plan covered an aggregate of [ • ] shares of our common stock, leaving only approximately [ • ] shares available for future issuance under the plan. Given the Company’s emphasis on equity-based compensation and the expected increase in employees following completion of the NGAS and NuLoch acquisitions, our board of directors does not believe Magnum Hunter has sufficient available shares reserved for issuance under the Incentive Plan.

Our board believes that increasing the aggregate number of shares of our common stock issuable under the Incentive Plan as contemplated by this amendment is necessary to facilitate the Magnum Hunter’s anticipated future growth by enabling it to attract and retain qualified employees, officers and directors through equity participation in Magnum Hunter. Our board of directors believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key employees. Equity grants are also an important element in attracting and retaining employees. Given the intense competition for talented individuals, the Company’s ability to offer competitive compensation packages, including those with equity-based incentives is particularly important.

Material Features of the Incentive Plan

The description of the Incentive Plan set forth below is a summary of the principal features of the Incentive Plan as proposed to be amended pursuant to this amendment. This summary, however, does not purport to be a complete description of all of the provisions of the Incentive Plan. The summary is qualified in its entirety by reference to the Incentive Plan, a copy of which is available on the SEC’s website and incorporated herein by reference.

As of [ • ], 2011 the closing price of our outstanding common stock on the NYSE was [ • ] per share.

The Incentive Plan provides for the grant of stock options, shares of restricted stock, unrestricted shares of stock, performance stock, performance-based awards deductible under Section 162(m) of the Internal Revenue Code of 1986, which we refer to in this section as the Code, and stock appreciation rights. Awards under the Incentive Plan may be made to any employee, officer, or director of Magnum Hunter or any subsidiary or to consultants and advisors to Magnum Hunter or any subsidiary. There are currently approximately 183 employees of Magnum Hunter who may be eligible to receive awards under the Incentive Plan, and there are seven non-employee directors who may be eligible to receive awards under the Incentive Plan.

Term of the Incentive Plan.  Unless sooner terminated, the Incentive Plan will expire on August 12, 2020. Any awards outstanding at the expiration of the term of the Incentive Plan will continue in accordance with their terms.

Types of Awards.  The Incentive Plan authorizes the grant of several types of stock-based awards, including incentive stock options, which we refer to in this section as ISOs, nonstatutory stock options, which we refer to in this section as NSOs, restricted stock, unrestricted shares of stock, performance-based share awards and stock appreciation rights. Our nominating and compensation committee, which we refer to throughout this proposal and proposal no. 7 as the compensation committee, has broad discretion with respect to the types of awards it may grant under the Incentive Plan.

No Discount Stock Options.  The Incentive Plan prohibits the grant of a stock option with an exercise price less than the fair market value of Magnum Hunter’s stock on the date of grant.

Share and Award Limitations.  Currently, we may issue up to 15,000,000 shares of our common stock under the Incentive Plan, subject to adjustment for changes in our capital structure or a reorganization of Magnum Hunter. If this amendment is approved, the number of shares that may be issued under the Incentive Plan will be 20,000,000 and the number of shares that may be the subject of awards that are not options or stock appreciation rights will be limited to [ • ] shares. The number of shares available for ISOs will be limited to [ • ]. Shares issued under the Incentive Plan may be authorized and unissued shares, treasury shares or any combination of the two. Any shares subject to an award under the Incentive Plan that are forfeited, settled for cash, repurchased, expire, or otherwise are terminated or settled without the issuance of such shares, are available for awards under the Incentive Plan. No more than [ • ] shares of common stock may be covered by stock-based awards granted to any participant under the Incentive Plan in a calendar year.

Administration.  Unless and until our board of directors determines otherwise, the Incentive Plan will be administered by our compensation committee. Determinations of the compensation committee will be final, conclusive, and binding on any interested person. Such determinations include such matters as selecting participants, determining the awards that will be made under the Incentive Plan, interpreting Incentive Plan provisions, and deciding the terms and conditions of any award.

Amendment.  The Incentive Plan may be amended by the board of directors. Amendments will be subject to stockholder approval if and to the extent required by applicable law, regulation, or rule. Any amendment that would increase the aggregate number of shares of stock that may be issued under the Incentive Plan must be approved by our stockholders.

Antidilution.  In the event of (a) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other change in corporate structure or shares; (b) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (c) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (d) any other similar change, in each case with respect to Magnum Hunter or any other entity whose performance is relevant to the grant, vesting, or payment of an award, the compensation committee may, without the consent of any affected participant, amend or modify the vesting or payment criteria (including performance criteria) of any outstanding award that is based in whole or in part on the financial performance of Magnum Hunter (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of Magnum Hunter or such other entity will be substantially the same (in the sole discretion of the compensation committee) following such event as prior to such event and make any such other adjustments to any outstanding awards that the compensation committee deems appropriate, including, without limitation, accelerating vesting, substituting awards, or assuming awards; provided, however, that the amended or modified terms are permitted by the Incentive Plan as then in effect and that the amended or modified terms do not violate the provisions of Sections 162(m), 409A, or, to the extent applicable, 424 of the Code.

Persons Eligible for Grants.  Any employee, officer, consultant, advisor or non-employee director will be eligible to be selected as a participant under the Incentive Plan by the compensation committee, acting in its discretion. However, ISOs will be granted only to participants who are employees of Magnum Hunter or a subsidiary.

Types of Awards

Options.  ISOs and NSOs are both stock options allowing the recipient to purchase a fixed number of shares of common stock at a fixed price, which may not be less than the fair market value of the common stock on the option grant date as determined under the Incentive Plan. Each award agreement will state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the ISO or NSO or a portion thereof will vest and the number of shares of common stock for which the right to exercise the option will vest at each such time, period, or fulfillment of condition. The Incentive Plan permits the compensation committee to include various terms in the options in order to enhance the linkage between stockholder and management interests. These include permitting participants to deliver cash, shares or other consideration (including, where permitted by law and the compensation committee, awards) in payment of the exercise price and making the exercise or vesting of options contingent upon the satisfaction of performance criteria. The Incentive Plan also provides for cashless exercise through broker-assisted exercise or through the withholding of shares equal to the exercise price through net-share payment. The Incentive Plan provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by the compensation committee in the grant of the option.

Restricted Stock Awards.  The compensation committee may also make awards of restricted shares of our stock. The vesting and number of restricted shares of our stock may be conditioned upon the lapse of time and/or the satisfaction of other factors determined by the compensation committee. The recipient of restricted shares will generally have the rights and privileges of a stockholder with respect to the right to receive dividends and the right to vote the shares. None of the restricted shares may be sold, transferred or pledged during the restricted period, and all restricted shares shall be forfeited, and, except as otherwise determined by the compensation committee, all rights to the shares will terminate, if the recipient ceases to be an employee, consultant or director of us or any of our subsidiaries before the expiration or termination of the restricted period and satisfaction of any other conditions prescribed by us with respect to the shares.

Unrestricted Stock Awards.  Under the Incentive Plan, the compensation committee may grant awards of unrestricted stock to any eligible participant.

Performance Stock Awards.  Under the Incentive Plan, the compensation committee may establish vesting and other conditions based on the achievement of performance measures for awards that are intended to qualify for the performance-based exception from the tax deductibility limitation imposed by Section 162(m) of the Code. The performance measures may be based on Company-wide performance or performance of a business unit, division, and/or subsidiary of Magnum Hunter. The performance measures may be absolute or relative. The performance measures that may be used under the Incentive Plan include: (a) net income measures (including but not limited to earnings, net earnings, operating earnings, earnings before taxes, EBIT (earnings before interest and taxes), EBITA (earnings before interest, taxes, and amortization) EBITDA (earnings before interest, taxes, depreciation, and amortization), and earnings per share); (b) stock price measures (including but not limited to growth measures and total stockholder return (stock price plus reinvested dividends) relative to a defined comparison group or target and price-earnings multiples); (c) cash flow measures (including but not limited to net cash flow, net cash flow before financing activities, economic value added (or equivalent metric), debt reduction, debt to equity ratio, or establishment or material modification of a credit facility); (d) return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (e) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency); (f) expense measures (including but not limited to finding, development, and lifting costs, overhead cost and general and administrative expense); (g) asset measures (including but not limited to a specified target, or target growth in gas, oil, or mineral reserves or gas, oil, or mineral reserves per share, reserve additions, reserve replacement ratio, market capitalization or market value, proceeds from dispositions, strategic acquisitions, or raising capital); (h) relative performance measures (including, but not limited to, relative performance to a comparison group or index designated by the compensation committee or market share); (i) corporate values measures (including but not limited to ethics, environmental, legal, regulatory, and safety); (j) in general, performance-based awards that would qualify for exemption from the deduction limitations of Section 162(m) of the Code for up to five years before stockholder re-approval would be needed; and (k) any combination of the above. These performance criteria can be included as criteria in the grant of any type of award under the Incentive Plan other than unrestricted stock awards.

Stock Appreciation Rights.  Under the Incentive Plan, the compensation committee may grant stock appreciation rights to any eligible recipient. Each award agreement under the Incentive Plan must state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the stock appreciation right or a portion thereof will vest, the number of shares of common stock upon which the stock appreciation right is based for each time, period, or fulfillment of condition, and the base price of the stock appreciation right, which may not be less than the fair market value of Magnum Hunter’s common stock on the date of grant. The Incentive Plan permits the compensation committee to include various terms in the stock appreciation rights in order to enhance the linkage between stockholder and management interests, including the fulfillment of performance criteria. Upon the exercise of a stock appreciation right, a participant will be paid the difference between the fair market value of Magnum Hunter’s common stock on the date of exercise and the base price established in the participant’s award agreement. Payment in satisfaction of a stock appreciation right may be made in shares of Company stock or cash, subject to the compensation committee’s discretion.

Material Federal Income Tax Consequences of the Plan

The following is a summary of the material United States federal income tax consequences associated with awards granted under the Incentive Plan. This summary is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to a participant or Magnum Hunter. This summary does not cover any federal employment tax consequences or any foreign, state, local, estate and gift, or other tax consequences.

Incentive Stock Options.  A participant will generally not recognize any taxable income upon either the grant or exercise of an ISO. However, for purposes of the alternative minimum tax, upon the exercise of an ISO, a participant is required to include the difference between the option exercise price and the fair market value of the common stock received in alternative minimum taxable income for purposes of calculating the alternative minimum tax. If a participant sells or otherwise disposes of the common stock acquired pursuant to the exercise of an ISO within either two years from the date of grant or one year from the date of exercise of the option (an “Early Disposition”), the participant will recognize ordinary income at the time of the Early Disposition in an amount equal to the lesser of (i) the excess of the amount realized by the participant on the Early Disposition over the exercise price of the option, or (ii) the excess of the fair market value of the common stock on the date of exercise over the exercise price of the option. The excess, if any, of the amount realized by the participant on the Early Disposition over the fair market value of the common stock on the date of exercise will be capital gain, and will either be short term (taxable at ordinary income tax rates) or long term gain, depending on the participant’s holding period. If a participant sells shares acquired by the exercise of an ISO after meeting the two-year and one-year holding period conditions described above, all of the gain or loss realized on the sale will be long-term capital gain or loss.

Nonqualified Stock Options.  A participant will not recognize any taxable income upon the grant of an NSO. In general, a participant will recognize ordinary income upon the exercise of an NSO in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the exercise price paid for the stock.

Common Stock Subject to a Substantial Risk of Forfeiture.  If a participant receives common stock that is subject to a substantial risk of forfeiture (whether pursuant to an award of restricted stock or a performance-based award), unless the participant files an early income recognition election under Section 83(b) of the Code (discussed below), the participant will not recognize any income at the time of receipt of the stock, but will recognize ordinary income when the restrictions on the shares lapse, in an amount equal to the difference between the fair market value of the stock at the time the restrictions lapse and the amount paid, if any, for the stock. However, a participant who receives common stock that is subject to a substantial risk of forfeiture may elect to include the fair market value of the stock in income at the time of its receipt by filing an election with the Internal Revenue Service under Section 83(b) of the Code within 30 days after the date of such receipt.

Unrestricted Stock Awards.  A participant will recognize ordinary income in the year an unrestricted stock award is granted in an amount equal to the fair market value of the stock at the time of its receipt.

Stock Appreciation Rights.  A participant will recognize ordinary income in the year a stock appreciation right is exercised in an amount equal to the entire amount received by virtue of the exercise of the right.

Availability of Tax Deduction for Magnum Hunter.  When ordinary income is recognized by a participant in connection with the receipt or exercise of an award under the Incentive Plan (including the filing of an election under Section 83(b) of the Code), we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount, assuming the requisite withholding requirements are met. However, compensation paid by us to its named executive officers is generally subject to the $1 million annual deduction limits of Section 162(m). These limits do not apply to performance-based compensation that meets certain requirements, including a stockholder approval requirement.

Tax Withholding.  Our obligation to make payments or issue shares in connection with any award will be subject to and conditioned upon the satisfaction of applicable tax withholding obligations. The Compensation Committee may allow a participant to satisfy a withholding tax obligation in whole or in part by having us withhold shares that would otherwise be issued to the participant, or by having the participant deliver shares to us, in either case with a value equal to the minimum amount of the withholding obligation.

Excise Tax on Parachute Payments.  The Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the Code, and denies tax deductibility to us on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of Magnum Hunter, or in the ownership of a substantial portion of the assets of Magnum Hunter. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of Magnum Hunter may constitute parachute payments, and in certain cases, “excess parachute payments.”

Change in Control Provisions

In the event a “change in control” of Magnum Hunter occurs, then, if approved by the compensation committee (either at the time of the grant of the award or at any time thereafter), (a) all options and stock appreciation rights that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms; (b) all outstanding restricted stock awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of shares pursuant to performance stock awards that have been outstanding for at least six months will lapse. The compensation committee may also determine that some or all participants holding outstanding options or stock appreciation rights will receive shares or a cash payment equal to the excess of the fair market value of the shares subject to the award immediately prior to the effective date of the change in control over the exercise price per share of the options or base price of the stock appreciation rights (or, if there is no excess, that these options and stock appreciation rights will be terminated).

A “change in control” of Magnum Hunter generally occurs if (a) all or substantially all of our assets are sold, leased, exchanged or transferred to any successor; (b) our stockholders approve any plan or proposal to liquidate or dissolve Magnum Hunter; (c) any successor other than a bona fide underwriter becomes the beneficial owner of (i) 20% or more, but less than 50%, of the combined voting power of our outstanding securities, unless the transaction resulting in such ownership has been approved in advance by the continuity directors, or (ii) 50% or more of the combined voting power of our outstanding securities (regardless of any approval by the continuity directors); (d) we are party to a merger or consolidation (a “transaction”) if our stockholders immediately prior to the effective date of the transaction have beneficial ownership of securities of the surviving corporation immediately following the effective date of the transaction representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities, unless the transaction has been approved in advance by the continuity directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities (regardless of any approval by the continuity directors); or (e) the continuity directors cease to constitute at least a majority of our board. The continuity directors are any individuals who were members of the board on March 1, 2006, and any individual who subsequently becomes a member of the board whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the continuity directors (either by specific vote or by approval of our proxy statement in which such individual is named as a nominee for director without objection to such nomination); provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board, a default on any financial instrument, or a default on any dividends will not be considered a continuity director.

New Plan Benefits

The future awards that may be made to eligible participants under the Incentive Plan are subject to the discretion of the compensation committee, and, therefore, cannot be determined with certainty at this time.

Required Vote

The approval of the amendment to our Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan requires the affirmative vote of a majority of the votes cast by our common stockholders at the Meeting, in accordance with the rules of the NYSE. Under applicable NYSE rules, (i) abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote “AGAINST” this proposal, and (ii) broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE MAGNUM HUNTER RESOURCES CORPORATION AMENDED AND RESTATED STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF MAGNUM HUNTER COMMON STOCK THAT MAY BE ISSUED UNDER THE PLAN TO 20,000,000.

PROPOSAL NO. 6 — RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

It is the recommendation of our audit committee to appoint the firm of Hein & Associates LLP, whom we refer to as Hein, as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and the board is submitting such selection to the Company’s common stockholders for their ratification. The board recommends that such appointment be ratified by the common stockholders entitled to vote on such proposal. Although the Company is not required to obtain stockholder ratification of the appointment of Hein, the board of directors considers the selection of an independent registered public accounting firm to be an important matter to common stockholders and considers a proposal for common stockholders to ratify such appointment to be an opportunity for common stockholders to provide input to the audit committee and the board of directors on a key corporate governance issue. The audit committee believes it to be in the best interests of our common stockholders to retain Hein as our independent registered public accounting firm for the fiscal year ending December 31, 2011. If the common stockholders fail to ratify the selection, the audit committee may reconsider whether or not to retain Hein. Even if the selection is ratified, the audit committee in its discretion may appoint a different independent public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

A representative of Hein is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Required Vote

The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the Meeting is required to ratify the appointment of Hein. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, will have the effect of a vote “AGAINST” this proposal, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, will have no effect on the outcome of this proposal. Under applicable NYSE rules, brokers may use their discretion to vote shares for which voting instructions are not submitted with respect to the ratification of Hein, so no broker non-votes are expected for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Change in Accountants During 2009

On October 13, 2009, the audit committee approved the engagement of Hein & Associates LLP as Magnum Hunter’s independent registered public accounting firm for the year ended December 31, 2009 and MaloneBailey, LLP, or MaloneBailey, was dismissed from that role following the completion of the SAS 100 review for the third quarter ended September 30, 2009. MaloneBailey’s reports on Magnum Hunter’s consolidated financial statements for each of the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2008 and December 31, 2007, and the subsequent interim period through October 13, 2009, there were (i) no disagreements between Magnum Hunter and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such years and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K. During the years ended December 31, 2008 and December 31, 2007, and the subsequent interim period through October 13, 2009, neither Magnum Hunter nor anyone acting on its behalf consulted with MaloneBailey on any of the matters or events set forth in Item 304(a)(2) of SEC Regulation S-K. In accordance with Instruction 2 to Item 304 of SEC Regulation S-K, Magnum Hunter furnished MaloneBailey a copy of the disclosures in this proxy statement required by Item 304(a) of SEC Regulation S-K prior to the time the proxy statement was filed with the SEC. In the event that MaloneBailey believed the disclosures were incorrect or incomplete, it was permitted to express its view in a brief statement to be included in this proxy statement. MaloneBailey did not submit such a statement.

Auditor Fees

Aggregate fees for professional services rendered for Magnum Hunter for the fiscal years ended December 31, 2010 and 2009 are set forth below. As discussed above, in the fourth quarter of 2009, we changed our independent auditor from MaloneBailey to Hein.

	2010	2009

Audit Fees(1)	$335,985	$283,698	(1)
Tax Fees	$—	$—
Audit-Related Fees	$95,421	$9,950

	$431,406	$293,648

(1)	In 2009, we changed audit firms from MaloneBailey to Hein. These audit fees included the three quarterly reviews conducted by MaloneBailey for our Form 10-Q’s and the annual review conducted by Hein for our Form 10-K for the fiscal year ended December 31, 2010, as amended.

Audit Fees.  The audit fees for the years ended December 31, 2010 and 2009 were for professional services rendered for the audit of our consolidated financial statements for fiscal years 2010 and 2009, the audit of our report on internal controls over financial reporting for fiscal year 2010, and the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal years 2010 and 2009. The audit fees also included services provided in connection with the filings of registration statements and audited and reviewed financial statements filed on Form 8-K.

Audit-Related Fees.  The audit-related fees for the years ended December 31, 2010 and 2009 consisted of fees for assurance and related services that are traditionally performed by the independent auditor, including consultation regarding accounting and reporting matters, review of pro forma financial statements and other financial information in regulatory and statutory filings and the issuance of comfort letters in connection with offerings by Magnum Hunter of common stock and preferred stock.

Tax Fees.  There were no tax fees for the years ended December 31, 2010 and 2009.

Audit Committee Pre-Approval Policy and Procedures

The audit committee generally makes recommendations to the board regarding the selection of the independent registered accounting firm, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the independent accountants, approves the fee payable to the independent accountants and reviews the audit results. The audit committee approved all audit and non-audit services performed by our independent accountants in 2010 and 2009.

PROPOSAL NO. 7 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our common stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We believe that our compensation policies and procedures are designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives necessary to attract, motivate and retain the key executives who are crucial to the Company’s long-term success. The following key objectives are the cornerstone of our executive compensation program:

•	compensation levels should be sufficiently competitive to enable us to recruit and retain highly qualified managerial talent by providing market-based levels of compensation; and

•	motivate our executives to achieve individual and business performance objectives by varying their compensation in accordance with the success of our business.

By adhering to these key objectives, we believe that the application of our overall executive compensation philosophy, policies and procedures have resulted in executive compensation decisions that are appropriate and that have benefitted the Company over time.

The compensation committee, which is responsible for determining the compensation of our executive officers, is composed solely of outside directors who satisfy the independence requirements of the NYSE. The compensation committee engages in an ongoing independent review of all aspects of our executive compensation programs.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on Magnum Hunter, our board of directors or the compensation committee of the board of directors.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting is required to approve, on an advisory basis, our executive compensation. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, will have the effect of a vote “AGAINST” this proposal, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, will have no effect on the outcome of this proposal.

Accordingly, we ask our common stockholders to vote on the following resolution at the Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 8 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that our common stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal No. 8, our common stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Our common stockholders also may, if they so desire, abstain from casting a vote on this proposal.

Our board of directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for Magnum Hunter and therefore our board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our common stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our common stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our common stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that the stockholders may have different views as to the best approach for Magnum Hunter, and therefore we look forward to hearing from our common stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on Magnum Hunter or our board of directors in any way. The board may decide that it is in the best interests of our common stockholders and Magnum Hunter to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our common stockholders.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting is required to approve, on an advisory basis, the frequency of future advisory votes on executive compensation. Under Delaware law, (i) abstentions are considered to be “present” and “entitled to vote” at the Meeting, and as a result, will have the effect of a vote “AGAINST” a particular frequency option, and (ii) shares underlying broker non-votes are not considered to be “entitled to vote” at the Meeting, and as a result, will have no effect on the outcome of this proposal.

Our common stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the common stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of our named executive officers as set forth in our proxy statement should be every year, every two years, or every three years.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS MAGNUM HUNTER’S COMMON STOCKHOLDERS VOTE “FOR” THE OPTION OF EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the Meeting other than as described in this proxy statement. However, if any other matter shall properly come before the Meeting or any adjournment or postponement thereof and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy as to any matters that fall within the purposes set forth in the notice of Meeting.

Stockholder Proposals for 2012 Annual Meeting

Magnum Hunter stockholders who wish to present proposals for inclusion in the proxy statement relating to our annual meeting of common stockholders to be held in 2012 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, common stockholder proposals must be received by Magnum Hunter’s corporate secretary no later than [ • ]. Such proposals must comply with SEC regulations under Rule 14A-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in our proxy statement in accordance with the regulations governing the solicitation of proxies.

Any common stockholder desiring to nominate a director or propose other business at our annual meeting of stockholders to be held in 2012 without including such stockholder’s nomination or other business in our proxy materials for that meeting must provide timely notice to us of the nomination or other business in the form provided by our bylaws. Please refer to our bylaws for a description of the required form and content of this notice. To be timely, the notice must ordinarily be delivered to our principal executive offices at Magnum Hunter Resources Corporation, Attn: Corporate Secretary, 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 no later than 30 days nor more than 60 days prior to the meeting as originally scheduled; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given to common stockholders, such notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice was given.

WHERE YOU CAN FIND MORE INFORMATION

We file with, or furnish to, the SEC annual, quarterly, current and special reports, proxy statements and other information. You may read and copy any reports, statements or other information that Magnum Hunter files with, or furnishes to, the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800 SEC-0330 for further information regarding the Public Reference Room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at www.sec.gov. The reports and other information filed by Magnum Hunter with the SEC are also available at its Internet web site, which is www.magnumhunterresources.com. Information on these Internet web sites is not part of this proxy statement.

The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or in later filed documents incorporated by reference into this proxy statement. This proxy statement incorporates by reference the documents set forth below that Magnum Hunter has previously filed with the SEC and any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the completion of the arrangement (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules). These documents include periodic reports, such as quarterly reports on Form 10-Q and current reports on Form 8-K and contain important information about Magnum Hunter and its financial performance.

Magnum Hunter’s SEC Filings
(File No. 001-32997)	Period

Annual Report on Form 10-K, as amended	Fiscal year ended December 31, 2010
Current Reports on Form 8-K	Filed on March 9, 2011, March 2, 2011, February 18, 2011, February 1, 2011, January 31, 2011, January 25, 2011, January 19, 2011, January 18, 2011, and January 11, 2011
Description of Magnum Hunter’s common stock on Form 8-A	Filed on December 29, 2010
Description of Magnum Hunter’s 10.25% Series C Cumulative Perpetual Preferred Stock on Form 8-A	Filed on December 10, 2009
Description of Magnum Hunter’s 8.0% Series D Cumulative Preferred Stock on Form 8-A	Filed on [ • ], 2011

Documents incorporated by reference are available from Magnum Hunter without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference into this proxy statement. Stockholders may obtain these documents incorporated by reference by requesting them in writing or by telephone from at the following address and telephone number:

Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(832) 369-6986

If you would like to request documents, please do so by April [22], 2011 in order to receive them before the Meeting.

You should rely only on the information contained in or incorporated by reference into this proxy statement to vote on the proposals set forth herein. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or solicitations of proxies are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you.

This proxy statement is dated [ • ], 2011. You should not assume that the information in it is accurate as of any date other than that date, and neither its mailing to stockholders nor the issuance of Magnum Hunter common stock and exchangeable shares of Exchangeco in the arrangement shall create any implication to the contrary.

ANNEX A

ARRANGEMENT AGREEMENT
Dated as of January 19, 2011
BY AND AMONG
MAGNUM HUNTER RESOURCES CORPORATION,
MHR EXCHANGECO CORPORATION
AND
NULOCH RESOURCES INC.

A-i

A-ii

A-iii

Page

9.4	Counterparts	A-61
9.5	Entire Agreement; No Third-Party Beneficiaries	A-61
9.6	Governing Law	A-61
9.7	Severability	A-61
9.8	Assignment	A-61
9.9	Submission to Jurisdiction	A-61
9.10	Enforcement	A-62
9.11	WAIVER OF JURY TRIAL	A-62

EXHIBITS

Exhibit A —	Form of Support Agreement
Exhibit B —	Form of Plan of Arrangement
Exhibit C —	Form of Exchangeable Share Support Agreement
Exhibit D —	Form of Exchangeable Share Voting and Exchange Trust Agreement
Exhibit E —	Form of Company U.S. Oil and Gas Interest Schedule

A-iv

THIS ARRANGEMENT AGREEMENT dated as of January 19, 2011 (this “Agreement”) by and among Magnum Hunter Resources Corporation, a corporation existing under the laws of Delaware (“Acquiror”), MHR ExchangeCo Corporation, a corporation existing under the laws of the Province of Alberta and an indirect wholly owned subsidiary of Acquiror (“ExchangeCo”), and NuLoch Resources Inc., a company existing under the laws of the Province of Alberta (the ‘‘Company” and together with Acquiror and ExchangeCo, the “Parties”).

WITNESSETH:

WHEREAS, each of the respective Boards of Directors of Acquiror and the Company has approved, and deemed it advisable and in the best interests of its shareholders to implement the acquisition by Acquiror through ExchangeCo of all of the issued and outstanding Company Shares, upon the terms and subject to the conditions set forth herein;

WHEREAS, the Parties intend to carry out the transactions contemplated herein by way of a plan of arrangement under the provisions of the ABCA;

WHEREAS, as an inducement and condition to Acquiror entering into this Agreement, certain shareholders of the Company are entering into support agreements with Acquiror, substantially in the form attached hereto as Exhibit A (the “Support Agreements”), simultaneously with the execution of this Agreement, whereby, among other things, such shareholders have agreed, upon the terms and subject to the conditions set forth therein, (i) to vote all voting securities of the Company beneficially owned by them in favor of the approval and adoption of this Agreement and the Arrangement and the transactions contemplated by this Agreement and (ii) to support actions necessary to consummate the Arrangement;

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Arrangement and also to prescribe certain conditions precedent; and

WHEREAS, the Parties have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to such Arrangement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, the Parties hereto hereby covenant and agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Certain Defined Terms.  As used in this Agreement, the following terms have the following meanings:

“ABCA” means the Business Corporations Act (Alberta), as amended, and the rules, regulations and policies made thereunder.

“Acquiror” shall have the meaning set forth in the Preamble.

“Acquiror Balance Sheets” shall mean the consolidated balance sheet of Acquiror and its Subsidiaries included in its Form 10-Q Quarterly Report for the fiscal quarter ended September 30, 2010, and each consolidated balance sheet of Acquiror and its Subsidiaries filed subsequent thereto under applicable U.S. Securities Laws.

“Acquiror Board” shall mean the board of directors of the Acquiror.

“Acquiror Capitalization Date” shall have the meaning set forth in Section 3.2(a).

“Acquiror Common Stock” means common stock, par value U.S. $0.01 per share, of Acquiror.

“Acquiror Credit Facility” means the Amended and Restated Credit Agreement dated February 12, 2010, as amended and as may be further amended from time to time (and related documents), among Acquiror, the guarantors party thereto, the lenders party thereto, Bank of Montreal, as Administrative Agent, and Capital One, N.A., as Syndication Agent.

“Acquiror Disclosure Schedule” shall have the meaning set forth in Article 4.

“Acquiror Environmental Permits” shall have the meaning set forth in Section 4.12.

“Acquiror Financial Statements” means the unaudited interim consolidated financial statements and related notes of Acquiror for the period ended September 30, 2010 filed with the SEC.

“Acquiror Material Adverse Effect” means any change, event, violation, development, circumstance, effect or other matters that, individually or in the aggregate, have, or could reasonably be expected to have, a material adverse effect on (a) the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of Acquiror and its Subsidiaries, taken as a whole, excluding any such change, event, violation, development, circumstance, effect or other matter resulting from or arising out of (i) any adverse effect (including any loss of or adverse change in the relationship of Acquiror and its Subsidiaries with their respective employees, customers, distributors, licensors, partners, suppliers or similar relationship) arising out of or related to the announcement, pendency or consummation of the Arrangement, (ii) changes in the financial or securities markets or general economic or political conditions in the world (so long as Acquiror and its Subsidiaries are not materially and disproportionately affected thereby), (iii) general conditions in the industry in which Acquiror and its Subsidiaries operate (so long as Acquiror and its Subsidiaries are not materially and disproportionately affected thereby), (iv) any changes (after the date hereof) in GAAP or any Laws, (v) the commencement, occurrence or continuation of any war, armed hostility or act of terrorism, (vi) any failure of Acquiror to take any action as a result of restrictions or other prohibitions pursuant to this Agreement, (vii) any failure of Acquiror to meet internal or analysts’ expectations or projections (provided that the underlying cause of any such failure may be considered in determining whether there has been an Acquiror Material Adverse Effect), (viii) any changes in the price of oil or natural gas, (ix) any Proceeding made or brought by any third party other than a Governmental Entity arising out of or related to this Agreement or any of the transactions contemplated hereby, (x) the taking of any action, or failure to take action, to which the Company has consented or approved in writing, (xi) the closing of the NGAS Transaction, or any delay or adverse development in, failure to close, renegotiations relating to, litigation arising from or other unfavorable development in any manner relating to the NGAS Transaction, or (xii) the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of NGAS Resources, Inc. and its subsidiaries or affiliates, or (b) the ability of Acquiror to consummate the Arrangement or any of the other transactions contemplated by this Agreement.

“Acquiror Meeting” means the special meeting of Acquiror Stockholders to be held for purposes of seeking the Acquiror Stockholder Approval and any related matters, and any adjournment or postponement thereof.

“Acquiror Mineral Leases” means the Mineral Leases of Acquiror or any Subsidiary of Acquiror.

“Acquiror Options” shall have the meaning set forth in Section 4.2(a).

“Acquiror Permits” shall have the meaning set forth in Section 4.5(b).

“Acquiror Permitted Liens” means (A) statutory Liens securing payments not yet due or payments which are being properly contested by Acquiror or one of its Subsidiaries in good faith and by proper legal Proceedings and for which adequate reserves related thereto are maintained on the Acquiror Financial Statements, (B) such imperfections, defects or irregularities of title, and easements as do not affect the use of the properties or assets subject thereto or affected thereby or otherwise impair business operations at such properties, and (C) Liens expressly referred to in the Acquiror Financial Statements (except such Liens which have been satisfied or otherwise discharged in the ordinary course of business since the date of the Acquiror Financial Statements).

“Acquiror Preferred Stock” shall have the meaning set forth in Section 4.2(a).

“Acquiror Properties” means the properties and assets owned by Acquiror or one of its Subsidiaries.

“Acquiror Reserve Reports” means (A) the reserve reports evaluating certain proved reserves of Acquiror and its Subsidiaries dated (i) March 9, 2010 with an effective date of December 31, 2009 and prepared by Cawley, Gillespie & Associates, Inc., (ii) March 5, 2010 with an effective date of December 31, 2009 and prepared by Cawley, Gillespie & Associates, Inc., (iii) March 2, 2010 with an effective date of December 31, 2009 and prepared by Cawley, Gillespie & Associates, Inc., and (iv) March 28, 2010 with an effective date of December 31, 2009 and prepared by DeGolyer and MacNaughton, and (B) the Updated Acquiror Reserve Report, each as provided to the Company by Acquiror.

“Acquiror SEC Documents” shall have the meaning set forth in Section 4.4.

“Acquiror Stockholder Approval” means the approval of the issuance of the shares of Acquiror Common Stock as contemplated by this Agreement by at least a majority of the holders of record of shares of Acquiror Common Stock voting thereon, provided that the total number of votes cast on such proposal represents a majority of the shares of Acquiror Common Stock entitled to vote on such proposal, in accordance with the rules of the Exchange.

“Acquiror Stockholders” means the holders of Acquiror Common Stock from time to time.

“Acquiror Warrants” shall have the meaning set forth in Section 4.2(a).

“Acquirors” means Acquiror and ExchangeCo.

“Acquirors Information” means the information to be included in the Company’s Proxy Circular describing Acquirors and their business, operations and affairs.

“Acquisition Proposal” shall have the meaning set forth in Section 6.9(i).

“Agreement” shall have the meaning set forth in the Preamble.

“AJM Reserve Reports” means the U.S. and Canadian reserve report evaluating certain proved and probable reserves of the Company and its Subsidiaries dated November 26, 2010 with an effective date of September 30, 2010 prepared by AJM Petroleum Consultants, and the Updated Company Reserve Report, each as provided to Acquiror by the Company.

“Applicable Canadian Securities Laws,” in the context that refers to one or more Persons, means, collectively, and as the context may require, the securities legislation of each of the provinces and territories of Canada including the rules, regulations and policies of any applicable stock exchange, and the rules, regulations and policies published and/or promulgated thereunder, as such may be amended from time to time prior to the Effective Date that apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Applicable Laws,” in the context that refers to one or more Persons, means the Laws that apply to and are binding on such Person or Persons or its or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Arrangement” means the arrangement under the provisions of section 193 of the ABCA on the terms and conditions set forth in the Plan of Arrangement, subject to any amendment or supplement thereto made in accordance therewith or in accordance with Section 2.1 of this Agreement or made at the direction of the Court in the Final Order.

“Arrangement Resolution” means the special resolution in respect of the Arrangement to be considered at the Company Meeting.

“Articles of Arrangement” means the articles of arrangement in respect of the Arrangement required by the ABCA to be filed by the Registrar after the Final Order is made.

“Audit” means any audit, assessment, or other examination relating to Taxes by any Tax Authority or any judicial or administrative proceedings relating to Taxes.

“Business Day” means any day other than a day on which banks in the Province of Alberta or the State of Texas are required or authorized by Applicable Law to be closed.

“Canadian GAAP” means Canadian generally accepted accounting principles (and for greater certainty shall include International Financial Reporting Standards from and after January 1, 2011).

“Canadian Securities Regulators” means the securities commission or similar regulatory authority in each province or territory in Canada in which the Company is a reporting issuer or has similar status.

“Change in Company Board Recommendation” shall have the meaning set forth in Section 6.1(k).

“Closing” shall have the meaning set forth in Section 2.4.

“Closing Date” shall have the meaning set forth in Section 2.4.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company” shall have the meaning set forth in the Preamble.

“Company Acquisition Schedules” means (i) exhibits C-1 and C-2 to that certain Participation Agreement, dated January 12, 2010, between Samson Resources Company and NuLoch America Corp., (ii) exhibits C-1, C-2, C-3 and C-4 to that certain Participation Agreement, dated October 19, 2009, between Samson Resources Company, NuLoch Resources Inc. and NuLoch America Corp., (iii) Schedule G to the Company Disclosure Schedule, and (iv) the Updated Company U.S. Oil and Gas Interest Schedule as approved by Acquiror in accordance with Section 6.19.

“Company Balance Sheets” means the consolidated balance sheet of the Company and its Subsidiaries included in its 2010 Q3 Interim Report for the fiscal quarter ended September 30, 2010, and each consolidated balance sheet of the Company and its Subsidiaries filed subsequent thereto under Applicable Canadian Securities Laws.

“Company Benefit Plan” shall have the meaning set forth in Section 3.11(a).

“Company Board” shall mean the board of directors of the Company.

“Company Board Recommendation” shall have the meaning set forth in Section 3.14.

“Company Broker Warrants” shall have the meaning set forth in Section 3.2(a).

“Company Canadian Properties” means the properties and assets owned by the Company or one of its Subsidiaries, which are located in Canada.

“Company Class B Common Stock” shall have the meaning set forth in Section 3.2(a).

“Company Credit Agreement” shall mean that certain letter agreement, dated June 25, 2010, with respect to a demand revolving operating credit facility, by and among the Company, as borrower, Bank of Montreal, as lender, and any and all subsidiaries of the Company, as guarantors.

“Company Disclosure Schedule” shall have the meaning set forth in Article 3.

“Company Drilling Commitments” shall have the meaning set forth in Section 3.23.

“Company Environmental Permits” shall have the meaning set forth in Section 3.17(a).

“Company Financial Advisor” shall have the meaning set forth in Section 3.36.

“Company Financial Statements” means the unaudited interim consolidated financial statements and related notes of the Company for the period ended September 30, 2010 filed with the various provincial securities commissions or similar authorities in Canada.

“Company Governing Documents” means the certificates, articles and bylaws of the Company.

“Company Information” means the information to be included in Acquiror’s Proxy Circular describing the Company and its business, operations and affairs.

“Company Material Adverse Effect” means any change, event, violation, development, circumstance, effect or other matters that, individually or in the aggregate, have, or could reasonably be expected to have, a material adverse effect on (a) the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of the Company and its Subsidiaries, taken as a whole, excluding any such change, event, violation, development, circumstance, effect or other matter resulting from or arising out of (i) any adverse effect (including any loss of or adverse change in the relationship of the Company and its Subsidiaries with their respective employees, customers, distributors, licensors, partners, suppliers or similar relationship) arising out of or related to the announcement, pendency or consummation of the Arrangement, (ii) changes in the financial or securities markets or general economic or political conditions in the world (so long as the Company and its Subsidiaries are not materially and disproportionately affected thereby), (iii) general conditions in the industry in which the Company and its Subsidiaries operate (so long as the Company and its Subsidiaries are not materially and disproportionately affected thereby), (iv) any changes (after the date hereof) in Canadian GAAP or any Laws, (v) the commencement, occurrence or continuation of any war, armed hostility or act of terrorism, (vi) any failure of the Company and its Subsidiaries to take any action as a result of restrictions or other prohibitions pursuant to this Agreement, (vii) any failure of the Company to meet internal or analysts’ expectations or projections (provided that the underlying cause of any such failure may be considered in determining whether there has been a Company Material Adverse Effect), (viii) any change in the price of oil or natural gas, (ix) any Proceeding made or brought by a Company Securityholder (including on such holder’s own behalf or on behalf of the Company) arising out of or related to this Agreement or any of the transactions contemplated hereby, or (x) the taking of any action, or failure to take action, to which Acquiror has consented or approved in writing, (b) the ability of the Company or its Subsidiaries to consummate the Arrangement or any of the other transactions contemplated by this Agreement, or (c) Acquiror’s ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the capital stock of the Company following the Effective Time.

“Company Meeting” means the special meeting of Company Securityholders to be held to consider the Arrangement Resolution and any related matters, and any adjournment or postponement thereof.

“Company Optionholders” means the registered holders of Company Options from time to time.

“Company Options” shall have the meaning set forth in Section 3.2(a).

“Company Permits” shall have the meaning set forth in Section 3.7(b).

“Company Permitted Liens” means (A) statutory Liens securing payments not yet due or payments which are being properly contested by the Company or one of its Subsidiaries in good faith and by proper legal Proceedings and for which adequate reserves related thereto are maintained on the Company Financial Statements, (B) such imperfections, defects or irregularities of title, and easements as do not affect the use of the properties or assets subject thereto or affected thereby or otherwise impair business operations at such properties, and (C) Liens expressly referred to in the Company Financial Statements (except such Liens which have been satisfied or otherwise discharged in the ordinary course of business since the date of the Company Financial Statements).

“Company Preferred Stock” shall have the meaning set forth in Section 3.2(a).

“Company Regulatory Agreement” shall have the meaning set forth in Section 3.4(b).

“Company Securities Documents” shall have the meaning set forth in Section 3.4(c).

“Company Securityholders” means, collectively, the Company Shareholders and the Company Optionholders.

“Company Shares” means all of the Class A shares of the Company, as constituted on the date hereof.

“Company Shareholders” means the registered holders of Company Shares from time to time.

“Company U.S. Mineral Leases” means the Mineral Leases of the Company or any Subsidiary of the Company related to properties located in the United States.

“Company U.S. Properties” means the properties and assets owned by the Company or one of its Subsidiaries, which are located in the United States.

“Confidentiality Agreement” shall have the meaning set forth in Section 6.7(b).

“Continuing Employees” shall have the meaning set forth in Section 6.13(a).

“Contract” means a note, bond, mortgage, indenture, deed of trust, license, lease, franchise, Permit, agreement, arrangement, commitment, understanding, bylaw, contract or other instrument or obligation.

“Court” means the Court of Queen’s Bench of Alberta.

“Damages Fee” shall have the meaning set forth in Section 8.2(b).

“Derivative Agreement” shall have the meaning set forth in Section 5.1(a).

“Disclosed Personal Information” shall have the meaning set forth in Section 2.7(b).

“Effective Date” means the date set by Acquiror and the Company as being the effective date in respect of the Arrangement, which shall be the Closing Date, which date shall occur after the date on which the Articles of Arrangement have been filed with the Registrar.

“Effective Time” means the time on the Effective Date at which the Articles of Arrangement are filed with the Registrar.

“Environmental Claim” shall have the meaning set forth in Section 3.17(a).

“Environmental Laws” shall have the meaning set forth in Section 3.17(a).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange” means the New York Stock Exchange or any other national exchange on which the Acquiror Common Stock is listed.

“Exchange Act” shall have the meaning set forth in Section 4.3(c).

“Exchangeable Share Support Agreement” means the Support Agreement to be entered into on the Closing Date by and among Acquiror, MHR CallCo Corporation and ExchangeCo substantially in the form of Exhibit C hereto.

“Exchangeable Shares” means the exchangeable shares of ExchangeCo, which shares shall have the attributes substantially as set forth in Schedule A to the Plan of Arrangement.

“ExchangeCo” shall have the meaning set forth in the Preamble.

“Expenses” means all out-of-pocket fees, costs and expenses (including, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (including the Arrangement), including the preparation, printing, filing and mailing, as the case may be, of any proxy statements or circulars, and the solicitation of the Required Company Vote and the Acquiror Stockholder Approval and all other matters related to the transactions contemplated hereby.

“Final Order” means the order of the Court approving the Arrangement pursuant to subsection 193(9)(a) of the ABCA, as such order may be affirmed, amended or modified by any court of competent jurisdiction.

“Flow-through Expenditures” means expenses which, at the date they are incurred, are Canadian exploration expenses described in paragraph (a) or (d) of the definition of “Canadian exploration expense” in subsection 66.1(6) of the Tax Act or that would be described in paragraph (h) of such definition if the reference therein to “paragraphs (a) to (d) and (f) to (g.1)” were a reference to “paragraphs (a) and (d)”, excluding amounts which are prescribed to constitute “Canadian exploration and development overhead expense” under the Tax Act, the amount of any assistance described in paragraph 66(12.6)(a) of the Tax Act and any expense described in paragraph 66(12.6)(b.1) of the Tax Act.

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Entity” shall have the meaning set forth in Section 3.3(c).

“Hydrocarbon” means any oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbon.

“Indemnified Party” shall have the meaning set forth in Section 6.11(a).

“Injunction” shall have the meaning set forth in Section 7.1(g).

“Insurance Amount” shall have the meaning set forth in Section 6.11(c).

“Intellectual Property” means all Canadian, U.S. and foreign (a) patents, and patentable inventions; (b) copyrights; (c) trademarks, service marks, trade names, trade dress and the goodwill of the business associated therewith; (d) trade secrets, proprietary know-how and confidential information; and (e) applications and registrations for any of the foregoing, and rights to obtain renewals, extensions, continuations, continuations-in-part, divisions or similar proceedings.

“Interim Order” means the interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the Arrangement, as such order may be affirmed, amended or modified by any court of competent jurisdiction.

“Intervening Event” shall have the meaning set forth in Section 6.9(f).

“Knowledge” means, with respect to a Party, the (i) actual knowledge of the Party’s chief executive officer, president or chief financial officer and (ii) the knowledge a prudent individual in such a position could be expected to discover or otherwise become aware of in the course of conducting a reasonably comprehensive investigation regarding the accuracy of the Party’s representations and warranties or would otherwise become aware in the ordinary course of his or her duties.

“Laws” means all laws, statutes, regulations, by-laws, statutory rules, Orders, ordinances, protocols, codes, guidelines, notices, directions (including all Applicable Canadian Securities Laws and U.S. Securities Laws), and terms and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or self-regulatory authority (including the TSXV and the Exchange, as applicable).

“Lease Burdens” means the royalties, overriding royalties, production payments, net profit interests, and all similar interests burdening the Mineral Leases or production therefrom, that are legally binding and enforceable at law or in equity.

“Lien” means any mortgage, pledge, security interest, deed of trust, encumbrance, covenant, condition, restriction, option, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof or the filing of or agreement to give any financing statement under the Uniform Commercial Code or any comparable statute of any other applicable jurisdiction, including, but not limited to, the Personal Property Security Act (Alberta).

“Matching Agreement” shall have the meaning set forth in Section 6.9(g).

“Material Contract” shall have the meaning set forth in Section 3.10(a).

“Mineral Leases” means all oil and gas leases including any leaseholds, record title and operating rights, royalty interests or overriding royalty interests owned by a Party or any Subsidiary of a Party in such leases and all farmout, participation, and other joint venture agreements providing for the assignment of Oil and Gas Interests to such Party or any Subsidiary of the Party by a counterparty to such an agreement.

“Modified Superior Proposal” shall have the meaning set forth in Section 6.9(g).

“Net Revenue Interest” means the decimal ownership of the lessee, farmee or other assignee in production from a Mineral Lease or Well, after deducting all applicable Lease Burdens.

“NGAS Transaction” means Acquiror’s pending acquisition of NGAS Resources, Inc. pursuant to the Arrangement Agreement dated December 23, 2010 and related documents.

“NI 51-102” shall have the meaning set forth in Section 3.4(c).

“NI 52-109” shall have the meaning set forth in Section 3.4(c).

“Notice of Superior Proposal” shall have the meaning set forth in Section 6.9(g).

“Oil and Gas Interest(s)” means: (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties, Wells and assets of any kind and nature, direct or indirect, including working, leasehold, royalty and overriding royalty interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and Contracts in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization and pooling agreements and Orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing Contracts and, in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions; (c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

“Order” means any judgment, order, stipulation, arbitration, decision, award, injunction, decree or regulatory restriction of any court or Governmental Entity, federal, foreign, provincial, state or local.

“Ownership Interests” means the ownership interests of the Company and its Subsidiaries in their proved and probable reserves.

“Parties” shall have the meaning set forth in the Preamble.

“Permit” means any and all permits, licenses, authorizations, certificates, franchises, registrations or other approvals granted by any Governmental Entity.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Entity.

“Plan of Arrangement” means the plan of arrangement under the ABCA substantially in the form and content of Exhibit B attached hereto pursuant to which Acquiror will, directly or indirectly, acquire all of the issued and outstanding Company Shares on the terms and conditions described herein, as such plan of arrangement may be amended or supplemented from time to time in accordance with the terms hereof and thereof.

“Proceeding” means any suit, claim, litigation, arbitration, action, proceeding (including any civil, criminal, governmental, enforcement, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

“Proxy Circular” means the information circular and proxy statement to be prepared and sent to (i) the Company Securityholders as is required pursuant to the Interim Order and Applicable Laws in connection with the Company Meeting or (ii) the Acquiror Stockholders as is required pursuant to Applicable Laws and Exchange rules and regulations in connection with the Acquiror Meeting, as the context requires.

“Registrar” means the registrar appointed pursuant to section 263 of the ABCA.

“Required Company Vote” shall have the meaning set forth in Section 2.2(d).

“Requisite Regulatory Approvals” shall have the meaning set forth in Section 7.1(f).

“S-3 Registration Statement” shall have the meaning set forth in Section 6.8(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” shall have the meaning set forth in Section 3.2(d).

“SOX” means the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder.

“Subsequent Comment Letters” shall have the meaning set forth in Section 4.5(d).

“Subsidiary,” when used with respect to any Party, means any corporation or other organization, whether incorporated or unincorporated, (x) of which such Party or any direct or indirect Subsidiary of such Party is a general partner, (y) at least a majority of the securities or other interests of which, that have by their terms power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or (z) over which such Party exercises control, is directly or indirectly owned or controlled by such Party or by any one or more of its direct or indirect Subsidiaries, or by such Party and one or more of its direct or indirect Subsidiaries.

“Superior Proposal” shall have the meaning set forth in Section 6.9(j).

“Support Agreements” shall have the meaning set forth in the recitals.

“Takeover Statute” means the restrictions on “business combinations” contained in the ABCA (if any) or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder,” “affiliate transaction” or other antitakeover Laws under Applicable Law.

“Tax” (including, with correlative meaning, the term ‘‘Taxes”) means (i) all Canadian and U.S. federal, state, provincial, local, territorial and foreign income, profits, franchise, capital, gross receipts, payroll, sales, employment, use, value added, transfer, fuel, property, production, withholding, environmental, excise, occupancy, business and other taxes, duties or assessments of any nature whatsoever, including any applicable Canadian pension plan and provincial pension plan contributions, unemployment insurance premiums and workers’ compensation premiums, together with any installments with respect thereto and all interest, penalties and additions imposed with respect to such amounts, (ii) liability for the payment of any amounts of the type described in clause (i) as a result of being or having been a member of an affiliated, consolidated, combined or unitary group, and (iii) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts of the type described in clause (i) or (ii) and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Tax Authority.

“Tax Act” means the Income Tax Act (Canada) R.S.C. 1985 c.1 (5th Supp.), as amended, and the regulations thereto.

“Tax Authority” (including, with correlative meaning, the term ‘‘Taxing Authorities”) means the Canada Revenue Agency, the United States Internal Revenue Service and any other domestic or foreign Governmental Entity responsible for the administration of any Taxes.

“Tax Return” means any return, report, notice, filing, form, or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, election form, claim for refund, amended return or declaration of estimated Tax prepared, filed or required to be made, prepared or filed by Applicable Laws.

“Third Party” means any Person or group other than the Company, Acquiror, ExchangeCo or any respective affiliate thereof.

“Third Party Beneficiaries” shall have the meaning set forth in Section 6.11(b).

“Transaction Consideration” means either (i) .3304 shares of Acquiror Common Stock per Company Share or (ii) .3304 Exchangeable Shares per Company Share, in each case subject to adjustment and the terms and conditions as provided in the Plan of Arrangement.

“Treasury Regulations” means the regulations promulgated by the United States Treasury Department under Title 26 of the United States Code of Federal Regulations.

“TSXV” means the TSX Venture Exchange.

“Updated Acquiror Reserve Report” shall have the meaning set forth in Section 6.20.

“Updated Company Reserve Report” shall have the meaning set forth in Section 6.18.

“Updated Company U.S. Oil and Gas Interest Schedule” shall have the meaning set forth in Section 6.19.

“U.S. Securities Laws” means the federal and state securities legislation of the United States and all rules, regulations and Orders promulgated thereunder, as amended from time to time.

“Violation” shall have the meaning set forth in Section 3.3(b).

“Voting and Exchange Trust Agreement” means the Voting and Exchange Trust Agreement to be entered into on the Closing Date by and among Acquiror, ExchangeCo and a trust company mutually acceptable to both Acquiror and the Company, acting reasonably, substantially in the form of Exhibit D hereto.

“Voting Debt” means bonds, debentures, notes or other indebtedness or debt securities of the Company or Acquiror, as applicable, that have the right to vote (or that are convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company or Acquiror, as applicable, may vote.

“Wells” means all of the oil, gas, disposal and injector wells in which a Party or any of its Subsidiaries has a Working Interest, royalty interest, overriding royalty interest or any other interest entitling the Party or any of its Subsidiaries to a share of production from such wells.

“Working Interest” means that interest that bears a share of all costs and expenses proportionate to the interest owned, associated with the exploration, development and operation of a Mineral Lease and the Wells associated therewith, that the lessee, farmee or assignee under a Mineral Lease is required to bear and pay by reason thereof, expressed as a decimal.

ARTICLE 2

THE ARRANGEMENT

2.1 Plan of Arrangement.

(a) The Parties agree to carry out the Arrangement in accordance with the Plan of Arrangement, substantially in the form and content of Exhibit B attached hereto, pursuant to which (among other things) Acquiror through ExchangeCo will acquire all of the Company Shares and the Company Shareholders shall receive, for each Company Share held, the Transaction Consideration. The Parties hereby covenant and agree, if and as required, to amend the Plan of Arrangement, as may be necessary or desirable in order to implement the transactions contemplated in this Agreement in accordance with the terms set forth in this Agreement.

(b) As soon as is reasonably practicable after the date of execution of this Agreement, the Company will file, proceed with and diligently prosecute, and Acquiror shall assist with, an application for an Interim Order on terms and conditions acceptable to Acquiror, acting reasonably, providing for, among other things, the calling and holding of the Company Meeting for the purpose of considering and approving the Arrangement Resolution at the Company Meeting. The Company shall provide Acquiror with reasonable opportunity to review and comment upon drafts of all material to be filed by the Company with the Court, the Registrar, or any securities regulatory authority in connection with the Arrangement (including the Company’s Proxy Circular) prior to the service (if applicable) and/or filing of that material and give reasonable consideration to such comments. The Company shall name Acquiror as a respondent to the application and the motion for the

Interim Order and shall also provide to Acquiror on a timely basis copies of any court documents served on the Company or its counsel in respect of the application for the Final Order or any appeal therefrom and of any notice, whether written or oral, received by the Company indicating any intention to appeal the Final Order.

(c) Subject to obtaining the approvals as contemplated by the Interim Order and as may be directed by the Court in the Interim Order, the Company shall, with the cooperation and assistance of Acquiror and subject to the terms of this Agreement, take all steps necessary or desirable to submit the Arrangement to the Court and to apply for the Final Order.

(d) Upon issuance of the Final Order and subject to the conditions precedent in Article 7, each of the Parties shall (and shall cause their respective Subsidiaries to) execute and deliver such closing documents and instruments and forthwith proceed on the Effective Date to file the Final Order and such other documents as may be required to give effect to the Arrangement with the Registrar pursuant to subsection 193(10) of the ABCA, whereupon the transactions comprising the Arrangement shall occur and shall be deemed to have occurred in the order set out therein without any further act or formality.

2.2 Interim Order and Company Meeting.  The originating application and related materials for the application referred to in this section shall be in a form satisfactory to Acquiror, acting reasonably. The application to the Court for the Interim Order, shall request that the Interim Order provide, among other things:

(a) for the Persons to whom notice is to be provided in respect of the Arrangement for the Company Meeting and for the manner in which such notice is to be provided;

(b) that the only securities of the Company for which holders shall be entitled to vote on the Arrangement Resolution at the Company Meeting shall be the Company Shares and the Company Options;

(c) that the Company Shareholders and Company Optionholders shall be entitled to vote on the Arrangement Resolution with each Company Shareholder being entitled to one vote for each Company Share held by such holder and each Company Optionholder being entitled to one vote for each Company Option held by such holder;

(d) that the requisite approval of the Company Securityholders for the Arrangement Resolution shall be (i) at least two-thirds of the votes cast thereon by the Company Shareholders and Company Optionholders voting together as a single class present in person or represented by proxy at the Company Meeting; and (ii) if required, a simple majority of the votes cast thereon by the Company Shareholders present in person or by proxy at the Company Meeting excluding Company Shares required to be excluded by Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (the ‘‘Required Company Vote”);

(e) for the grant of dissent rights to Company Shareholders and Company Optionholders; and

(f) for the notice requirements with respect to the application to the Court for the Final Order.

2.3 Effective Date.  The Arrangement shall become effective at the Effective Time on the Effective Date. The Parties shall use their reasonable commercial efforts to cause the Effective Date to occur on or prior to May 31, 2011 or as soon thereafter as reasonably practicable.

2.4 Closing.  Unless this Agreement is terminated pursuant to the provisions hereof, closing of the transactions contemplated by this Agreement (the ‘‘Closing”) shall occur at the offices of Borden Ladner Gervais LLP, 1900, 520 — 3rd Avenue SW, Calgary, Alberta T2P 0R3 at 9:00 a.m. (Calgary, Alberta time), as soon as practicable, and in any event not later than the third Business Day following the date on which the conditions to the Closing set forth in Article 7 (excluding conditions that, by their terms, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) have been satisfied or waived or at such other place, time and date as the Parties may agree in writing (the ‘‘Closing Date”). Each of the Parties shall deliver to the other Party:

(a) the documents required or contemplated to be delivered by it hereunder to complete the Arrangement and the other transactions contemplated hereby, provided that each such document required to be dated the Effective Date shall be dated as of, or become effective on, the Effective Date and shall be held in escrow to be released upon the Arrangement becoming effective; and

(b) written confirmation as to the satisfaction or waiver of all of the conditions in its favor contained in this Agreement.

2.5 Final Order.  Subject to the rights of termination contained in Article 8 hereof, upon the Company Securityholders approving the Arrangement in accordance with the Interim Order, the Parties obtaining the Final Order and the other conditions contained in Article 7 hereof being complied with or waived, the Company shall on the Closing Date file the Final Order with the Registrar together with such other documents as may be required in order to effect the Arrangement.

2.6 Management and Board of Directors.  Concurrently with the completion of the Arrangement (i) all of the directors of the Company at or prior to the Effective Time shall resign as directors of the Company effective as of the Effective Time and nominees of Acquiror, determined by Acquiror in its sole discretion, shall become the directors of the Company, and (ii) the officers of the Company prior to the Effective Time shall resign as officers of the Company effective as of the Effective Time and nominees of Acquiror, determined by Acquiror in its sole discretion, shall become the officers of the Company.

2.7 Privacy Issues.

(a) For the purposes of this Section 2.7 only, the following definitions apply:

(i) “applicable law” means, in relation to any Person, transaction or event, all applicable provisions of laws, statutes, rules, regulations, official directives and orders of and the terms of all judgments, orders and decrees issued by any authorized authority by which such person is bound or having application to the transaction or any event in question, including applicable privacy laws;

(ii) “applicable privacy laws” means any and all applicable laws relating to privacy and the collection, use and disclosure of Personal Information in all applicable jurisdictions, including but not limited to the Personal Information Protection and Electronic Document Act (Canada) and any comparable provincial law including the Personal Information Protection Act (Alberta);

(iii) “authorized authority” means, in relation to any Person, transaction or event, any (A) federal, provincial, municipal or local governmental body (whether administrative, legislative, executive or otherwise), both domestic and foreign, (B) agency, authority, commission, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, (C) court, arbitrator, commission or body exercising judicial, quasi-judicial, administrative or similar functions, and (D) other body or entity created under the authority of or otherwise subject to the jurisdiction of any of the foregoing, including any stock or other securities exchange, in each case having jurisdiction over such person, transaction or event; and

(iv) “Personal Information” means information about an individual transferred by Acquirors to the Company or by the Company to Acquirors (or by representatives of any of the foregoing) in accordance with this Agreement or as a condition of the Arrangement.

(b) Each of the Parties acknowledges that it is responsible for compliance at all times with applicable privacy laws which govern the collection, use and disclosure of Personal Information acquired by or disclosed to it pursuant to or in connection with this Agreement (the ‘‘Disclosed Personal Information”).

(c) None of the Parties shall use the Disclosed Personal Information for any purposes other than those related to the performance of this Agreement and the completion of the Arrangement.

(d) Each of the Parties acknowledges and confirms that the disclosure of Personal Information is necessary for the purposes of determining if the Parties will proceed with the Arrangement, and that the disclosure of Personal Information relates solely to the carrying on of the business and the completion of the Arrangement.

(e) Each of the Parties acknowledges and confirms that it has and shall continue to employ appropriate technology and procedures in accordance with applicable law to prevent accidental loss or corruption of the Disclosed Personal Information, unauthorized input or access to the Disclosed Personal Information, or unauthorized or unlawful collection, storage, disclosure, recording, copying, alteration, removal, deletion, use or other processing of such Disclosed Personal Information.

(f) Each of the Parties shall at all times keep strictly confidential all Disclosed Personal Information provided to it, and shall instruct those employees or advisors responsible for processing such Disclosed Personal Information to protect the confidentiality of such information in a manner consistent with the Parties’ obligations hereunder. Each of the Parties shall ensure that access to the Disclosed Personal Information is restricted to its employees or advisors who have a bona fide need to access to such information in order to complete the Arrangement.

(g) Each of the Parties shall promptly notify each other of all inquiries, complaints, requests for access, and claims of which it is made aware in connection with the Disclosed Personal Information. the Parties shall fully co-operate with one another, with the other persons to whom the Personal Information relates, and any authorized authority charged with enforcement of applicable privacy laws, in responding to such inquiries, complaints, requests for access, and claims.

(h) Upon the expiry or termination of this Agreement and prior thereto, upon the reasonable request of another party to this Agreement, each Party shall forthwith cease all use of the Personal Information acquired by it in connection with this Agreement and shall return to the applicable other Party and cause its advisors to return to the applicable Party or, at the applicable Party’s request, destroy in a secure manner, the Disclosed Personal Information (and any copies).

(i) This Section 2.7 is not intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except with respect to any subsection of this Article 3, as disclosed in the identified subsection of the disclosure schedule delivered by the Company to Acquirors concurrently herewith (the ‘‘Company Disclosure Schedule”) (it being understood by the Parties that the information disclosed in one subsection of the Company Disclosure Schedule shall be deemed to be included in each other subsection of the Company Disclosure Schedule in which the relevance of such information thereto would be reasonably apparent on the face thereof), the Company hereby makes the representations and warranties set forth in this Article 3 to and in favor of Acquirors and acknowledges that Acquirors are relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

3.1 Organization, Standing and Power; Subsidiaries.

(a) The Company is a corporation duly organized and validly existing under the laws of Alberta, Canada, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly registered, licensed or otherwise qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires it to be so registered, licensed or otherwise qualified, other than in such other jurisdictions where the failure to be so registered, licensed or otherwise qualified and to be in such standing would not, either individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company Governing Documents, copies of which were previously provided to Acquirors by the Company, are true, complete and correct copies of such documents as in effect on the date of this Agreement.

(b) Section 3.1(b) of the Company Disclosure Schedule sets forth a complete and correct list of each direct and indirect Subsidiary of the Company with its (i) place of organization, (ii) the type of entity, and (iii) the nature and percentage of outstanding interests held by the Company, or any Subsidiary of the Company, in such entity. Each Subsidiary of the Company is a corporation, limited liability company or partnership duly organized, validly existing and (where applicable) in good standing under the laws of its jurisdiction of formation, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly registered, licensed or otherwise qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires it to be so registered, licensed or otherwise qualified, other than in such jurisdictions where the failure to be so registered, licensed or otherwise qualified would not, either individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.2 Capitalization.

(a) The authorized capital stock of the Company consists of an unlimited number of Company Shares, an unlimited number of shares of Class B common stock, no par value (the ‘‘Company Class B Common Stock”), and an unlimited number of shares of Class C preferred stock, no par value (the ‘‘Company Preferred Stock”). As of the date hereof, (i) 122,332,907 Company Shares were issued and outstanding, all of which are duly authorized, validly issued, fully-paid and non-assessable and free from preemptive rights, (ii) no Company Shares, shares of Company Class B Common Stock or shares of Company Preferred Stock were held in the treasury of the Company, (iii) no shares of Company Class B Common Stock were issued and outstanding, and (iv) no shares of Company Preferred Stock were issued and outstanding. As of the date hereof, no Company Shares, shares of Company Class B Common Stock or shares of Company Preferred Stock are reserved for issuance, other than (1) 11,815,500 Company Shares reserved for issuance pursuant to options having the exercise prices and expiration dates set forth in Section 3.2(a) of the Company Disclosure Schedule and issued pursuant to the NuLoch Resources Inc. Directors’, Management, Employees’ and Consultants’ Stock Option Plan (the ‘‘Company Options”), and (2) 648,300 Company Shares reserved for issuance pursuant to broker warrants having the exercise prices and expiration dates set forth in Section 3.2(a) of the Company Disclosure Schedule (the “Company Broker Warrants”).

(b) There is no Voting Debt of the Company outstanding. Except as set forth above, no shares of capital stock or other voting securities of the Company are issued or outstanding. Section 3.2(b) of the Company Disclosure Schedule sets forth a true, complete and correct list of all rights or obligations to purchase or redeem any Voting Debt, issued or unissued capital stock of the Company and its Subsidiaries, or obligating the Company or any of its Subsidiaries to issue, grant or sell any Voting Debt, shares of capital stock of, or other equity interests in, or securities convertible into or exchangeable for equity interests in, the Company or any of its Subsidiaries. Other than the Company Options and Company Broker Warrants, no other options or warrants to purchase Company Shares or any other equity based awards are outstanding.

(c) All Company Shares subject to issuance as described above shall, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, be duly authorized, validly issued, fully paid and nonassessable and free from preemptive rights.

(d) Except as set forth on Section 3.2(b) of the Company Disclosure Schedule, there are no obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Voting Debt, Company Shares or any capital stock of any of the Subsidiaries of the Company or any securities representing the right to purchase or otherwise receive any Voting Debt, Company Shares or any capital stock of any of the Subsidiaries of the Company, make any investment (in the form of a loan, capital contribution or otherwise) in any of the Subsidiaries of the Company or any other Person, or pursuant to which the Company or any of its Subsidiaries is or could be required to file a prospectus regarding or register Company Shares, Voting Debt or other securities under Applicable Canadian Securities Laws or the Securities Act of 1933, as amended (the “Securities Act”). There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which the Company or any Company Subsidiary is a party or by which any of them is bound with respect to the holding, voting or disposition of any shares of capital stock of the Company or any of its Subsidiaries.

(e) All of the outstanding shares of capital stock and voting securities of each Company Subsidiary are owned, directly or indirectly, by the Company and are duly authorized, validly issued, fully paid and nonassessable and free from preemptive rights, and those shares of capital stock and voting securities of each of the Subsidiaries of the Company owned by the Company, directly or indirectly, are free and clear of all Liens, other than Liens in favor of the lenders under the Company Credit Facility, and all other limitations or restrictions (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). Except as otherwise set forth in this Section 3.2 or in Section 3.2(a) and Section 3.2(b) of the Company Disclosure Schedule, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any Company Subsidiary, or otherwise obligating the Company or any Company Subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities.

(f) Except as set forth in Section 3.2(f) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns, or has any contractual or other obligation to acquire, any equity securities or other securities of any Person (other than Company Subsidiaries) or any direct or indirect equity or ownership interest in any other business.

(g) The Company has not adopted (or taken any affirmative steps towards adopting or preparing) a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of common shares or a change in control of the Company. No action is required to be taken by the Company or the Company Board in order to exempt this Agreement, the Arrangement and the transactions contemplated hereby and thereby from being a “takeover bid” under the applicable requirements of any Takeover Statutes and from any takeover related provisions set forth in the Company Governing Documents.

(h) Neither the Company nor any of its Subsidiaries beneficially owns any shares of Acquiror Common Stock.

3.3 Authority.

(a) The Company has all requisite corporate power and authority to enter into this Agreement and, subject in the case of the consummation of the Arrangement to the adoption of this Agreement by the Required Company Vote, approval of the Court and the delisting of the Company Shares from the TSXV, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Arrangement, have been duly authorized by all necessary corporate action on the part of the Company, subject in the case of the consummation of the Arrangement to the Required Company Vote, approval of the Court and the delisting of the Company Shares from the TSXV. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Acquiror and ExchangeCo, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (A) conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, consent, cancellation, modification or acceleration of any obligation or the loss of a material benefit under, or the creation of a Lien on any assets (any such conflict, violation, default, right of termination, consent, cancellation, modification or acceleration, loss or creation, a “Violation”) pursuant to any provision of the Company Governing Documents or any governing documents of any Subsidiary of the Company, or (B) subject to obtaining or making the consents, approvals, Orders, authorizations, registrations, declarations and filings referred to in Section 3.3(c) below, and except as set forth on Section 3.3(b) of the Company Disclosure Schedule result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, any Company Benefit Plan or other agreement, obligation, instrument, permit, judgment, or Law applicable to the Company or any Subsidiary of the Company or their respective properties or assets.

(c) No consent, approval, Order or authorization of, or registration, declaration or filing with, any (i) Canadian, U.S., multinational, federal, provincial, state, regional, municipal, local or other government or any governmental or public department, court, tribunal, arbitral body, commission, board, bureau or agency; (ii) any subdivision, agent, commission, board or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or Taxing Authority under or for the account of any of the foregoing (each of the entities referenced in clauses (i), (ii) and (iii) above, a “Governmental Entity”), is required by or with respect to the Company or any Subsidiary of the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (A) the granting of the Interim Order and the Final Order by the Court, (B) the filing with the Canadian Securities Regulators of the Company’s Proxy Circular related to the Company Meeting to be prepared in accordance with Applicable Canadian Securities Laws, and (C) such filings with the TSXV as may be required.

3.4 Regulatory Matters; Reports.

(a) The Company has filed all reports, schedules, forms, registrations, statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2008 with (i) the TSXV, and (ii) the Canadian Securities Regulators and paid all fees and assessments due and payable in connection therewith. To the Knowledge of the Company, no Governmental Entity has initiated since December 31, 2008 or has pending any Proceeding into the business, disclosures or operations of Company or any of its Subsidiaries. Since December 31, 2008, no Governmental Entity has resolved any Proceeding into the business, disclosures or operations of Company or any of its Subsidiaries. To the Knowledge of the Company, there is no unresolved or threatened criticism, comment, exception or stop order by any Governmental Entity with respect to any report or statement relating to any examinations or inspections of Company or any of its Subsidiaries. Since December 31, 2008, there have been no material formal or informal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Company or any of its Subsidiaries.

(b) Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other Order or formal or informal enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been ordered to pay any civil money penalty by, or has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts or affects in any material respect the conduct of its business (or that, upon consummation of the Arrangement and the other transactions contemplated by this Agreement, would restrict in any material respect the conduct of the business of Acquiror or any of its Subsidiaries), or that in any material manner relates to its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated companies or their Subsidiaries (each item in this sentence, a “Company Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised since December 31, 2008 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Company Regulatory Agreement.

(c) All information or documents sent by or on behalf of the Company to Company Shareholders or otherwise filed with Canadian Securities Regulators (together with the exhibits and other information incorporated therein, the “Company Securities Documents”) do not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and no material change has occurred in relation to the Company which is not disclosed in the Company Securities Documents. All Company Securities Documents complied as to form in all material respects with the rules and regulations of the Canadian Securities Regulators with respect thereto. The Company has not filed any confidential material change reports which continue to be confidential. The Company is in compliance with the filing and certification requirements of each of National Instrument 51-102 — Continuous Disclosure Obligations (“NI 51-102”) and National Instrument 52-109 — Certification of Disclosure in Issuers’ Annual and Interim Filings (“NI 52-109”) in all material respects.

(d) The Company has provided to Acquiror copies of all comment letters received by the Company from the Canadian Securities Regulators or the TSXV since December 31, 2008 relating to the Company Securities Documents, together with all written responses of the Company thereto. There are no outstanding or unresolved comments in any such comment letters received by the Company from the Canadian Securities Regulators or the TSXV. To the Knowledge of the Company, none of the Company Securities Documents is the subject of any ongoing review by the Canadian Securities Regulators or the TSXV.

(e) The Company has made available to AJM Petroleum Consultants, an independent petroleum engineering firm, prior to the issuance of the AJM Reserve Reports all information requested by AJM Petroleum Consultants material to an adequate determination of oil and gas reserves, none of which information contained a material misrepresentation (other than as may be affected by the disposition of petroleum and natural gas assets by the Company and its Subsidiaries in the ordinary course of their respective businesses) and the Company has no Knowledge of any material adverse change to the oil and gas reserves of the Company and its Subsidiaries since the effective dates of such reports, excluding the impact of changes in the price of oil or natural gas. To the Company’s Knowledge, the AJM Reserve Report dated November 26, 2010 was (and at the time of its issuance the Updated Company Reserve Report will be) accurate in all material respects as of the date of such report, and remains (or will remain, with respect to the Updated Company Reserve Report) accurate in all material respects (other than as may be affected by the disposition of petroleum and natural gas assets by the Company and its Subsidiaries in the ordinary course of their respective businesses), excluding the impact of changes in the price of oil or natural gas.

(f) To the Company’s Knowledge, the Updated Company Reserve Report will not be materially adversely different from the AJM Reserve Report dated November 26, 2010.

3.5 Financial Statements.

(a) Each of the consolidated financial statements of the Company and its Subsidiaries included (or incorporated by reference) in the Company Securities Documents (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of the Company and its consolidated Subsidiaries in all material respects, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of the Company and its consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the Canadian Securities Regulators, in all material respects with applicable accounting requirements and with the published rules and regulations of the Canadian Securities Regulators with respect thereto, (iv) have been prepared in accordance with Canadian GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto, and (v) with respect to consolidated financial statements for periods ending December 31 only, have been audited by KPMG LLP. The books and records of the Company and its Subsidiaries have been maintained in all material respects in accordance with Canadian GAAP through December 31, 2010, and have been, and are being, maintained in accordance with International Financial Reporting Standards since January 1, 2011, and any other applicable legal and accounting requirements. KPMG LLP has not resigned or been dismissed as independent auditors of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) The records, systems, controls, data and information of the Company and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a Company Material Adverse Effect. There is no reason to believe that the Company’s chief executive officer and chief financial officer would not be able to give the certifications required pursuant to NI 52-109 when next due.

(c) Except as set forth in Section 3.5(c) of the Company Disclosure Schedule, since December 31, 2008, neither the principal executive officer nor the principal financial officer of the Company has become aware of any fact, circumstance or change that is reasonably likely to result in a “significant deficiency” or a “material weakness” in the Company’s internal controls over financial reporting.

(d) Since December 31, 2008, (i) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer the Company.

3.6 Undisclosed Liabilities.  Neither the Company nor any of its Subsidiaries has any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of the Company included in its 2010 Q3 Interim Report for the fiscal quarter ended September 30, 2010 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent with past practice since September 30, 2010, or (iii) liabilities in connection with this Agreement and the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of the Subsidiaries of the Company, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off-balance sheet arrangement).

3.7 Compliance with Applicable Law; Permits.

(a) The Company and the Company Subsidiaries have complied in all material respects with all Applicable Laws, and are not in material default or violation of, and have not received any notices of any material violation with respect to, any Laws in connection with the conduct of their respective businesses or the ownership or operation of their respective businesses, assets and properties.

(b) The Company and its Subsidiaries hold all Permits, exemptions, Orders and approvals of all Governmental Entities that (1) are necessary to own, lease, hold, use or operate their properties, rights and other assets and to carry on their businesses as they are now being conducted, and (2) are necessary for the lawful conduct of their respective businesses (collectively, the “Company Permits”), and the Company and its Subsidiaries are and have been in compliance with the terms of the Company Permits and all Applicable Laws and regulations and their own privacy policies, except where the failure so to hold or comply, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Such Company Permits are in full force and effect and there are no Proceedings pending or, to the Knowledge of the Company, threatened that seek the revocation, cancellation, suspension or adverse modification thereof. The consummation of the Arrangement or any of the transactions contemplated herein would not cause any revocation, modification or cancellation of any such Company Permit.

3.8 Legal Proceedings.  There is no Proceeding in existence or pending or, to the Knowledge of the Company, threatened, against or affecting the Company or any Subsidiary of the Company or to which any of their assets are subject that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, nor is there any injunction, rule, award, settlement or Order of or subject to any Governmental Entity or arbitrator or otherwise outstanding against the Company or any Subsidiary of the Company having, or which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No investigation by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or to the Knowledge of the Company, threatened, other than, in each case, those the outcome of which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

3.9 Taxes.

(a) The Company and its Subsidiaries have (i) timely filed (or there have been filed on their behalf) with the appropriate Tax Authorities all material Tax Returns required to be filed by them (giving effect to all extensions) on or prior to the date hereof, and such Tax Returns are true, correct and complete in all material respects, and (ii) timely paid in full or made provision in accordance with Canadian GAAP (or there has been paid or provision has been made on their behalf) for the payment of all material Taxes (whether or not reflected on a Tax Return) for all periods ending through the date hereof.

(b) There are no Liens for Taxes upon any property or assets of the Company or any Subsidiary thereof, except for Liens for Taxes not yet due and for which adequate reserves have been established in accordance with Canadian GAAP.

(c) Neither the Company nor any of its Subsidiaries has made any change in accounting methods, received a ruling from any Tax Authority or signed an agreement with regard to Taxes likely to have a Company Material Adverse Effect.

(d) No federal, state, local, or foreign Audits or other proceedings are presently pending with regard to any material Taxes or Tax Returns of the Company or its Subsidiaries and none of the Company or its Subsidiaries have received any written notice of any material proposed claim, audit or proceeding with respect to Taxes.

(e) No Canadian or U.S. federal income Tax Returns of the Company or any of its Subsidiaries have been Audited by the applicable Taxing Authorities. The liability for Taxes of the Company under the Tax Act has been assessed by the relevant Governmental Entity for all tax years up to and including December 31, 2009.

(f) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or the filing of any Tax Returns, designations or similar filings related to Taxes of the Company or any of its Subsidiaries, and no power of attorney granted by either the Company or any of its Subsidiaries with respect to any Taxes is currently in force.

(g) Neither the Company nor any of its Subsidiaries, is a party to any agreement providing for the allocation, indemnification, or sharing of Taxes that will remain in effect after the Closing Date (other than any such agreement between or among the Company and any of its Subsidiaries).

(h) The Company and each Company Subsidiary has complied in all material respects with all Applicable Laws relating to the payment or withholding of Taxes and has, within the time and in the manner prescribed by applicable Law, withheld from and paid over to the relevant Tax Authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, stockholder, creditor, non-resident or any Third Party.

(i) During the three-year period ending on the date hereof, neither the Company nor any of the Company Subsidiaries was a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 of the Code.

(j) Neither the Company nor any of the Company Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or Section 301.6111-2(b)(2) or any corresponding provision of state, Canadian, provincial, local or foreign Laws.

(k) Neither the Company nor any of the Company Subsidiaries is or has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or any group that has filed a combined, consolidated or unitary Tax Return (other than the group of which the Company or a Subsidiary is or was the common parent); and (ii) neither the Company nor any of the Company Subsidiaries has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6

(or any similar provision of provincial, state, local or foreign Law), as a transferee or successor, by contract or otherwise.

(l) The Company Financial Statements reflect an adequate reserve, in accordance with Canadian GAAP, for all Taxes payable by the Company and its Subsidiaries accrued through the date of such financial statements and neither the Company nor any of its Subsidiaries has incurred any material Taxes since the date of such statements other than in the ordinary course of business.

(m) No claim has ever been made in writing by a Tax Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(n) Except with respect to agreements with respect to the renunciation of flow-through expenditures, neither the Company nor any of its Subsidiaries is now a party to or bound by any contract, agreement or other arrangement (whether or not written) that (a) requires the Company or any of its Subsidiaries to make any material Tax payment to or for the account of any other Person, (b) affords any other Person the benefit of any net operating loss, net capital loss, investment Tax credit, foreign Tax credit, charitable deduction or any other credit or Tax attribute which could reduce Taxes (including, without limitation, deductions and credits related to alternative minimum Taxes) of the Company or any of its Subsidiaries, or (c) requires or permits the transfer or assignment of income, revenues, receipts or gains to the Company or any of its Subsidiaries from any other Person, other than payments made to the Company and its Subsidiaries in the ordinary course of business.

(o) The aggregate tax pools of the Company and its Subsidiaries are not less than CAD $91,500,000. For the purposes of this provision, “aggregate tax pools” means, in respect of the Company and its Subsidiaries, the total of the following balances for the taxation year ended December 31, 2010: undepreciated capital cost of all classes of depreciable property, cumulative Canadian exploration expense balance, cumulative Canadian development expense balance, cumulative Canadian oil and gas property expense balance, previously undeducted noncapital loss carry-forward balances for each year, cumulative eligible capital balance and previously undeducted financing expense balance for the purpose of paragraph 20(1)(e) of the Tax Act, as all such terms are defined for the purpose of the Tax Act.

(p) The Company and its Subsidiaries have duly and timely collected or caused to be collected all amounts on account of sales or transfer Taxes, including goods and services, harmonized sales and provincial or territorial sales Taxes, required by Applicable Law to be collected by it and has duly and timely remitted to the applicable Governmental Entity any such amounts required by Law to be remitted by it.

(q) Neither the Company nor any of its Subsidiaries has agreed to make or is required to make any material adjustments for any taxable year after the Closing Date under Section 481 of the Code.

(r) None of Sections 78, 80, 80.01, 80.02, 80.03 or 80.04 of the Tax Act or any equivalent provision of the Tax legislation of any province, territory, state or any other jurisdiction, have applied or will apply to the Company or any of its Subsidiaries.

(s) None of the Company or its Subsidiaries has or will claim any reserves under the Tax Act or any equivalent federal, provincial, state or territorial statute.

(t) None of the Company or its Subsidiaries has acquired property from a non-arm’s length Person, within the meaning of the Tax Act, for consideration the value of which is less than fair market value acquired in circumstances which would subject any of them to liability under Section 160 of the Tax Act.

(u) For all transactions between any of the Company or its Subsidiaries and any Person not resident in Canada with whom the Company was not dealing at arm’s length during a taxation year, the Company has made or obtained records or documents that meet the requirements of Section 247(4)(a) to (c) of the Tax Act.

(v) Other than in connection with subscription agreements entered into by the Company and certain subscribers with respect to the issuance of flow-through shares in October 2010 for which Flow-through Expenditures of approximately CAD $8,100,000 must be incurred by the Company in 2010 or 2011, and renounced by the Company to the subscribers effective December 31, 2010, the Company does not any have outstanding obligations to incur or renounce Flow-through Expenditures to any Persons.

3.10 Certain Agreements.

(a) Except as set forth in Section 3.10(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to, bound by or subject to any Contract (whether written or oral) pursuant to which there remains any continuing rights, duties or obligations (i) that is a “material contract” (within the meaning of NI 51-102), (ii) that contains a non-compete or client or customer non-solicit requirement or other provision that restricts in any material respect the conduct of, or the manner of conducting, any line of business by the Company or any of its Subsidiaries or restricts the ability of the Company or any of its Subsidiaries from competing with any Person or in any geographic area, or upon consummation of the Arrangement and the other transactions contemplated by this Agreement could restrict in any material respect the ability of Acquirors, the Company or any of their respective Subsidiaries to engage in any line of business or from competing with any Person or in any geographic area, (iii) that obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis with any Third Party or containing “most favored nation” rights or upon consummation of the Arrangement and the other transactions contemplated by this Agreement will obligate Acquirors, the Company or any of their respective Subsidiaries to conduct business with any Third Party on an exclusive or preferential basis or pursuant to “most favored nation” rights, (iv) with or to a labor union or guild (including any collective bargaining agreement), (v) that creates a partnership, joint venture, strategic alliance or similar arrangement with respect to any material business of the Company, (vi) that is an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other Contract providing for or guaranteeing indebtedness in excess of U.S. $200,000, (vii) that, individually or together with related Contracts, provides for the acquisition, disposition, license, use, distribution or outsourcing, after the date of this Agreement, of assets, services, rights or properties with a value or requiring annual fees in excess of U.S. $200,000, (viii) that involves aggregate payments by or to the Company or any of its Subsidiaries in excess of U.S. $200,000 in any 12-month period or more than U.S. $200,000 through the remaining term of the Contract, except for any Contract that may be cancelled without penalty by the Company or any of its Subsidiaries upon notice of 60 days or less, (ix) that includes an indemnification obligation of the Company or any of its Subsidiaries with a maximum potential liability in excess of U.S. $200,000, (x) concerning Intellectual Property (other than generally commercially available, non-custom, off-the-shelf software licenses having a retail acquisition price of less than U.S. $200,000), (xi) which would prevent, delay or impede the consummation, or otherwise reduce in any material respect the contemplated benefits, of any of the transactions contemplated by this Agreement, including any poison pill or shareholder rights plan, (xii) with respect to the service of any directors, officers, employees, or independent contractors or consultants that are natural persons, involving the payment of U.S. $200,000 or more in any 12-month period, (xiii) with respect to the service of any directors, officers, employees, or independent contractors or consultants that are natural persons, involving any retention, severance or change of control payment, (xiv) constituting Derivative Agreements, (xv) constituting oil and gas operating agreements, (xvi) constituting gas purchase agreements, (xvii) constituting gas balancing agreements; oil, gas, and condensate purchase and sale agreements; joint venture agreements; exploration agreements; area of mutual interest agreements; gathering agreements; third party contractor or supplier agreements; marketing agreements; seismic licenses and agreements; non-competition agreements and other contracts principally related to real property or oil and gas interests, in each case with respect to the agreements specified in this clause (xvii) as are material to the Company and its Subsidiaries, taken as a whole, (xviii) that contains a change of control provision which would be triggered by the Arrangement, or (xix) the loss of which would reasonably be expected to have a Company Material Adverse Effect. Each Contract of the type described in this Section 3.10(a) is referred to herein as a “Material Contract.”

(b) (i) Each Material Contract is valid and binding on the Company or any of the Company Subsidiaries, as applicable, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equitable principles, and is in full force and effect, (ii) the Company or any of the Company Subsidiaries, as applicable, and, to the Knowledge of the Company, each other party thereto has duly performed all obligations required to be performed by it under each Material Contract, and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of the Company or any of the Company Subsidiaries or, to the Knowledge of the Company, any other party thereto, under any such Material Contract, except to the extent the failure of such representation in clause (i), (ii) or (iii) above, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. There are no disputes pending or to the Knowledge of the Company, threatened with respect to any Material Contract.

(c) Except as set forth on Section 3.10(c) of the Company Disclosure Schedule, there are no on-going renegotiations of, or attempts to renegotiate, any amounts paid or payable to the Company under any of the Material Contracts and no party has made written demand for such renegotiations. Except as set forth on Schedule 3.10(c), there are no commissions due (or to become due) to any broker or other party as a result of the purchase or sale of Hydrocarbons under any of the Material Contracts. Except as set forth on Section 3.10(c) of the Company Disclosure Schedule, the Company has not, with respect to the Material Contracts: (i) become overproduced as to any Oil and Gas Interest so as to have a balancing obligation relative thereto, nor has it otherwise received any quantity of natural gas or liquids, condensate or crude oil to be paid for thereafter other than in the normal cycle of billing; or (ii) received prepayments, advance payments or loans which will require the performance of services or provision of natural gas or liquids, condensate or crude oil under such Material Contracts on or after the Closing Date without being currently paid therefor other than in the normal cycle of billing. Except as set forth on Section 3.10(c) of the Company Disclosure Schedule, the Company is not obligated, by virtue of prepayment arrangement, make up right under production sales contract containing a “take or pay” or similar provision, gas balancing agreement, production payment or any other arrangement to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Mineral Leases at some future time without then or thereafter receiving the full contract price therefor. Except as set forth on Section 3.10(c) of the Company Disclosure Schedule or in any Material Contract, there is no call upon, option to purchase or similar right to obtain Hydrocarbons from the Mineral Leases in favor of any Person other than pursuant to renewal rights or automatic renewal provisions contained in existing contracts for the sale of Hydrocarbons.

3.11 Benefit Plans.

(a) Except as disclosed in Section 3.11(a) of the Company Disclosure Schedule, there are not now nor have there been any employee benefit plans or arrangements of any type (including plans described in Section 3(3) of ERISA) under which the Company has or in the future could have directly, or indirectly through any trade or business, whether or not incorporated, that together with the Company would be deemed a “single employer” within the meaning of ERISA section 4001(b), any liability with respect to the Company’s current or former employees. Each plan or arrangement disclosed in Section 3.11(a) of the Company Disclosure Schedule is referred to in this Agreement as a “Company Benefit Plan.” No Company Benefit Plan is a “registered pension plan” as that term is defined in subsection 248(1) of the Income Tax Act.

(b) With respect to each Company Benefit Plan, the Company has made available to Acquiror a current, correct and complete copy thereof, and (where applicable): (i) the related trust agreement or other funding instrument; (ii) any written communications (or a description of any material oral communications) by the Company or its Subsidiaries to the participants and/or beneficiaries concerning the benefits provided thereunder; (iii) the insurance policies, certificates of coverage, and related documents; (iv) for the four years preceding the date of this Agreement (1) actuarial valuation reports and (2) all correspondence with Governmental Entities to the Company or any of its Subsidiaries; (vi) all contracts with Third Party administrators, actuaries, investment managers, consultants, and other independent contractors, (vii) all data necessary to administer each of the Company Benefit Plans, (viii) all professional opinions (whether or not internally prepared), and (ix) all material internal memoranda concerning the Company Benefit Plans.

(c) With respect to the Company Benefit Plans (i) no event has occurred and, to the Knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any of its Subsidiaries could be subject to any liability under Applicable Law, except where such liabilities, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse

Effect; (ii) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or to the Knowledge of the Company, threatened, except where such claims, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; and (iii) no administrative investigation, audit or other administrative proceeding by any Governmental Entity is pending or to the Knowledge of the Company, threatened.

(d) Except as set forth in Section 3.11(d) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement or any other document contemplated hereby, nor the consummation of the Arrangement or any other transaction contemplated hereby (either alone or upon the occurrence of any additional or subsequent events), will result in the acceleration or creation of any rights of any Person to benefits under any Company Benefit Plan (including, but not limited to, the acceleration of the vesting or exercisability of any stock options or similar equity-based compensation, the acceleration of the vesting of any restricted stock or similar equity-based compensation, the acceleration of the accrual or vesting of any benefits under any pension plan, the forgiveness of indebtedness, or the acceleration or creation of any rights under any employment, severance, parachute or change in control agreement).

(e) Neither the Company nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits, except as required to avoid an excise Tax under Code Section 4980B or similar Applicable Law. None of the Company Benefit Plans provides post-retirement benefits to or in respect of the Canadian employees or any former Canadian employees or to or in respect of the beneficiaries of such Canadian employees and former Canadian employees.

(f) The Company has no formal plan or commitment, whether legally binding or not, to create any additional Company Benefit Plan or modify or change any existing Company Benefit Plan that would affect any employee of the Company, or any spouse, dependent or beneficiary thereof.

(g) The Company and each of its Subsidiaries have performed all of their obligations under all Company Benefit Plans and have made appropriate entries in their financial records and statements for all obligations and liabilities under the Company Benefit Plans that have accrued as of the date of this Agreement. Each Company Benefit Plan is, in form and operation, in full compliance with Applicable Laws. No changes have occurred to the Company Benefit Plans or are expected to occur that would affect the actuarial reports or any of the Company Financial Statements. All liabilities of the Company (whether accrued, absolute, contingent or otherwise) related to all Company Benefit Plans have been fully and accurately disclosed in accordance with Canadian GAAP in the Company Financial Statements.

(h) All contributions or premiums required to be made by the Company under the terms of each Company Benefit Plan or by Applicable Law have been made in a timely fashion in accordance with Applicable Law and the terms of the Company Benefit Plans, and the Company does not have, and as of the Closing Date will not have, any actual or potential unfunded liabilities (other than liabilities accruing after the Closing Date) with respect to any of the Company Benefit Plans. No insurance policy or other contract or agreement affecting any Company Benefit Plan requires or permits a retroactive increase in premiums or payments due thereunder. The level of insurance reserves in respect of each insured Company Benefit Plan is reasonable and sufficient to provide for all incurred but unreported claims. There exists no liability in connection with any former Company Benefit Plan that has terminated, and all procedures for termination of each such plans have been properly followed in accordance with the terms of such plans and Applicable Law.

(i) All contributions and payments made or accrued with respect to all Employee Benefit Plans are deductible under Code Section 162 or 404. No amount, or any asset of any Company Benefit Plan is subject to Tax as unrelated business taxable income. All obligations regarding the Company Benefit Plans have been satisfied and there are no outstanding defaults or violations by any party thereto and no Taxes, penalties or fees are owing or exigible under any of the Company Benefit Plans.

(j) No payment that is owed or may become due to any director, officer, employee, or agent of the Company will be non-deductible by the Company or any of its Subsidiaries under Code Section 280G or

4999; nor will the Company or any of its Subsidiaries be required to “gross up” or otherwise compensate any such Person because of the imposition of any excise Tax on a payment to such Person.

(k) Each Company Benefit Plan that provides for nonqualified deferred compensation within the meaning of Code Section 409A complies in form and operation with the requirements of Code Section 409A.

3.12 Severance and Change of Control Agreements.  Section 3.12 of the Company Disclosure Schedule sets forth a true and complete list of (i) all severance agreements, change of control agreements, employment agreements, retention agreements, bonus or incentive plans or other similar plans or arrangements, together with all amendments thereto, between the Company or any of its Subsidiaries and any director, officer, employee or independent contractor of the Company or its Subsidiaries, and (ii) the amount payable under such agreement, plan or arrangement (including the name of the Person to whom such obligation is owed, the amount of the obligation and the date or event on which such payment obligation may become due) in connection with (A) the consummation of the Arrangement and the transactions contemplated by this Agreement, (B) the termination of any such Person’s relationship with the Company or its Subsidiaries, or (C) the retention or continued employment of any such Person.

3.13 Absence of Certain Changes or Events.  Since September 30, 2010, (i) the Company and its Subsidiaries have conducted their respective businesses in the ordinary course consistent with their past practices and (ii) there has not been any change, circumstance or event (including any event involving a prospective change) which, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.14 Board and Shareholder Approval.

(a) The Company’s Board of Directors, by resolutions duly adopted on or prior to the date hereof (which resolutions remain in effect), following receipt of an oral fairness opinion in this regard (with the expectation of receiving a written fairness opinion dated the date of the Company Proxy Circular setting out such oral opinion), has (i) determined that this Agreement and the Arrangement are in the best interests of the Company and its shareholders; (ii) adopted a resolution approving this Agreement and declaring its advisability; (iii) recommended that the Company Securityholders approve this Agreement and vote in favor of the Arrangement Resolution (the “Company Board Recommendation”) and directed that such matter be submitted to the Company Securityholders for consideration at the Company Meeting.

(b) The Required Company Vote is the only vote of the holders of any class or series of securities of the Company required to authorize and approve the transactions contemplated by this Agreement and consummate the transactions contemplated hereby (including the Arrangement).

3.15 Intellectual Property.

(a) Section 3.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Intellectual Property registrations and applications owned or licensed (other than under commercially available “off the shelf” licenses) by the Company and its Subsidiaries. The Company and its Subsidiaries own or possess sufficient and legally enforceable licenses or other rights to use, any and all Intellectual Property necessary for the conduct of the business and operations of the Company and its Subsidiaries as currently conducted, and the Intellectual Property registrations and applications owned or licensed by the Company and its Subsidiaries are subsisting and unexpired and there are no claims challenging the validity or enforceability of the Intellectual Property owned by the Company or its Subsidiaries.

(b) Except as set forth on Section 3.15(b) of the Company Disclosure Schedule, (i) the conduct of the business of the Company and its Subsidiaries does not infringe, conflict with or otherwise violate any Intellectual Property of any Person, and none of the Company or any of its Subsidiaries has received written notice (including cease and desist letters or invitations to take a patent or other Intellectual Property license) or has Knowledge of any such infringement, conflict or other violation and (ii) to the Company’s Knowledge no Person is infringing, conflicting or otherwise violating the Intellectual Property owned by the Company and its Subsidiaries.

(c) Except as set forth on Section 3.15(c) of the Company Disclosure Schedule, the Company and its Subsidiaries have taken all reasonable commercial efforts to protect and maintain (i) their confidential information and trade secrets, (ii) their sole ownership of, or other rights in or to (as the case may be), material proprietary Intellectual Property and (iii) the security and integrity of their material systems and software.

3.16 [Not Used].

3.17 Environmental Matters.

(a) (i) The Company and its Subsidiaries hold, and are currently, and at all prior times have been, in continuous material compliance with all Permits, licenses, registrations and other governmental authorizations required under all applicable Canadian and U.S., foreign, federal, provincial, state and local Laws relating to contamination, pollution or protection of human health, natural resources or the environment (“Environmental Laws”) for the Company to conduct its operations (“Company Environmental Permits”) (which Company Environmental Permits are listed on Section 3.17(a) of the Company Disclosure Schedule), and are currently, and at all prior times have been, otherwise in continuous material compliance with all applicable Environmental Laws and, to the Knowledge of the Company, there is no condition that would reasonably be expected to prevent or interfere with compliance in all material respects with all applicable Environmental Laws and all applicable Company Environmental Permits in the future, (ii) the Company and its Subsidiaries have not received any written notice, claim, demand, action, suit, complaint, proceeding or other communication by any Person alleging any material violation of, or any actual or potential liability under, any Environmental Laws (an “Environmental Claim”), and the Company has no Knowledge of any pending or threatened material Environmental Claim, (iii) no hazardous, dangerous or toxic substance, including without limitation, petroleum (including without limitation crude oil or any fraction thereof), asbestos and asbestos-containing materials, polychlorinated biphenyls, radon, fungus, mold, urea-formaldehyde insulation or any other material that is regulated pursuant to any Environmental Laws or that could result in material liability under any Environmental Laws has been generated, transported, treated, stored, installed, disposed of, arranged to be disposed of, released or threatened to be released at, on, from or under any of the properties or facilities currently or formerly owned, leased or otherwise used by the Company or its Subsidiaries (excluding, in the case of properties leased or otherwise used by the Company or its Subsidiaries, any properties or facilities not operated by the Company or its Subsidiaries), in violation of, or in a manner or to a location that could give rise to material liability to the Company or its Subsidiaries under Environmental Laws, (iv) no hazardous, dangerous or toxic substance, including without limitation, petroleum (including without limitation crude oil or any fraction thereof), asbestos and asbestos-containing materials, polychlorinated biphenyls, radon, fungus, mold, urea-formaldehyde insulation or any other material that is regulated pursuant to any Environmental Laws or that could result in material liability under any Environmental Laws has been generated, transported, treated, stored, installed, disposed of, arranged to be disposed of, released or threatened to be released by the Company or any of its Subsidiaries, and to the actual knowledge of the Company, by any other Person at, on, from or under any of the properties or facilities currently or formerly leased or otherwise used by the Company or its Subsidiaries (excluding, in the case of properties leased or otherwise used by the Company or its Subsidiaries, any properties or facilities operated by the Company or its Subsidiaries), in violation of, or in a manner or to a location that could give rise to material liability to the Company or its Subsidiaries under Environmental Laws, (v) the Company and its Subsidiaries have not assumed, contractually, any liabilities or obligations under or relating to any Environmental Laws, other than such assumptions as are customary in connection with the acquisition of properties, which acquisitions have been disclosed to Acquiror, and (vi) the Company and its Subsidiaries have operated their respective businesses at all times and have generated, received, handled, used, stored, treated, shipped, recycled and disposed of all waste and contaminants in compliance with Environmental Laws in all material respects.

(b) There are no legal proceedings in progress, pending or, to the Knowledge of the Company, threatened in which it is alleged that the Company or any of its Subsidiaries, any predecessor of the Company or any of its Subsidiaries, any employee or any director or officer or former employee or former director or officer of the Company or any of its Subsidiaries, or any agent or any other person for whom the Company or any of its Subsidiaries is responsible is liable for a domestic or foreign federal, provincial, state, municipal or local clean-up or remediation of lands contaminated with hazardous substances or for any other remedial or corrective action under Environmental Laws nor is there any factual or legal basis on which any such legal proceedings might be commenced.

(c) The Company, its Subsidiaries, and the predecessors to the Company and its Subsidiaries have each maintained all environmental and operating documents and records in the manner and for the time periods required by any Environmental Law. Section 3.17(c) of the Company Disclosure Schedule lists every environmental audit of the business of the Company or any of its Subsidiaries or any of property or assets of the Company or any of its Subsidiaries. For purposes of this paragraph (c), an environmental audit includes any evaluation, assessment, review or study performed at the request of or on behalf of the Company or any of its Subsidiaries, a prospective purchaser of the business of the Company or any of its Subsidiaries or the property or assets of the Company or any of its Subsidiaries or Governmental Entity, whether formally requisitioned or otherwise prepared.

(d) The Company has not received notice of any proposed environmental or royalty policies or Laws which could have a material adverse effect on any oil and gas exploration, development or production operations of the Company or any of its Subsidiaries, other than those that apply to the oil and gas industry generally.

3.18 Labor and Employment Matters.

(a) Except as set forth in Sections 3.12 or 3.18(a) of the Company Disclosure Schedule, neither the Company nor its Subsidiaries (i) are a party to any policy, agreement, obligation, understanding or undertaking providing for severance, bonus, change of control or termination payments to any former or current director, officer, employee, independent contractor or consultant, as a result of the transactions contemplated by this Agreement or otherwise, (ii) is a party to or bound by any other policy, agreement, understanding or undertaking or requirements of Applicable Laws in respect of any employee, former employee, independent contractor or consultant, including any contract for the employment or statutorily required re-employment of any employee, (iii) is, or at any time has been, a party to or bound by, either directly or by operation of Applicable Law, any collective bargaining agreement, labor contract, letter of understanding, letter of intent, voluntary recognition agreement, or legally binding commitment to any labor union, trade union or employee organization in respect of or affecting employees or independent contractors nor is the Company or any Subsidiary subject to any union organization effort or (iv) is a party to any application, complaint or other Proceeding under any Applicable Law relating to employees or former employees nor is the Company or any of its Subsidiaries aware of any factual or legal basis on which such a Proceeding may be commenced. The Company and its Subsidiaries are in compliance with all Applicable Laws and requirements respecting employment and employment practices, terms and conditions of employment, collective bargaining, disability, immigration, layoffs, health and safety, wages, hours and benefits, including classification of employees and independent contractors and classification of employees for overtime eligibility, non-discrimination in employment, workers’ compensation and the collection and payment of withholding and/or payroll Taxes and similar Taxes, except, where the failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

(b) Except as set out in Section 3.18(b) of the Company Disclosure Schedule, no employee of the Company or any of its Subsidiaries is on long-term disability leave or extended absence. The Company and its Subsidiaries have not engaged in any unfair labour practice nor is the Company aware of any pending or threatened complaint regarding any alleged unfair labour practice or other legal proceeding relating to employees or former employees. There is no strike, labour dispute, work slow down or stoppage pending or threatened against the Company or any of its Subsidiaries nor has there been any such strike, labour dispute, work slow down or stoppage within the last three years. All current assessments under applicable workers’ compensation and similar Laws that relate to the Company and its Subsidiaries have been paid or accrued, and the Company and its Subsidiaries have not been subject to any specialty or penalty assessment under such laws which have not been paid.

(c) There are no outstanding inspection orders made under any occupational health and safety Laws relating to the Company. The Company is operating in compliance with all occupational health and safety

Laws. There are no pending or threatened charges against the Company under occupational health and safety Laws. There have been no fatal or critical accidents which have occurred in the course of the Company’s operations which might lead to charges under occupational health and safety Laws. The Company has complied in all respects with any orders issued under occupational health and safety Laws.

3.19 Insurance.  Section 3.19 of the Company Disclosure Schedule describes the insurance policies of the Company and its Subsidiaries in effect on the date of the Agreement. All such insurance policies of the Company and its Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the management of the Company reasonably has determined to be prudent in accordance with industry practices or as is required by Law and having regard to the size of the Company and its operations. Neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute a material breach or default, or permit termination or modification, of any material insurance policies.

3.20 Property; Title to Oil and Gas Interests.

(a) The Company or one of its Subsidiaries has (or will have upon acquisition, with respect to after-acquired properties) good and marketable title to all Company U.S. Properties and all Company Canadian Properties reflected on the Company Balance Sheets, and/or in the related public filings, and/or acquired after the respective dates thereof (excluding in each case properties that constitute Oil and Gas Interests, which properties are addressed elsewhere in this Section 3.20) (except properties sold or otherwise disposed of since the respective dates thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Company Permitted Liens.

(b) The Company or one of its Subsidiaries (i) has (or will have upon acquisition, with respect to after-acquired properties) good and marketable title to not less than 90% of the total acreage of all Company U.S. Properties that constitute Oil and Gas Interests reflected on the Company Balance Sheets, and/or in the related public filings, and/or reflected on the Company Acquisition Schedules, and/or acquired after the respective dates thereof (except properties sold or otherwise disposed of since the respective dates thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Company Permitted Liens, and (ii) is the lessee, farmee or assignee (or will be the lessee, farmee or assignee at the time of lease, with respect to after-acquired properties) under not less than 90% of the total acreage of all the Company U.S. Mineral Leases reflected on the Company Balance Sheets, and/or in the related public filings, and/or reflected on the Company Acquisition Schedules, and/or acquired after the respective dates thereof (except for Mineral Leases that have expired by their terms since the respective dates thereof), and is in possession of the properties leased, farmed out or assigned thereunder, and each such Company U.S. Mineral Lease is valid without default thereunder by the lessee, farmee or assignee or, to the Company’s Knowledge, the lessor, farmor or assignor. With respect to the up to 10% of the total acreage of all Company U.S. Properties (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) and of the total acreage of all the Company U.S. Mineral Leases (except for Mineral Leases that have expired by their terms since the date thereof) not addressed by the previous sentence, to the actual knowledge of the Company there are no material imperfections, defects or irregularities in the title of the Company or the applicable Subsidiary to such properties and leases.

(c) The Oil and Gas Interests of the Company and its Subsidiaries listed on the Company Acquisition Schedules constitute all of the Oil and Gas Interests of the Company within the United States (except properties sold or otherwise disposed of since the dates of their acquisition by the Company or one of its Subsidiaries in the ordinary course of business), and, as to Net Revenue Interests and Working Interests relating thereto, (i) the Company, or one of its Subsidiaries, is entitled to receive throughout the duration of the productive life of each Mineral Lease, Well or other Oil and Gas Interest, a Net Revenue Interest of not less than the Net Revenue Interest set forth on such schedules for such Mineral Lease, Well and other Oil and Gas Interest, and (ii) the Company, or one of its Subsidiaries, is entitled to receive throughout the duration of the productive life of each such Mineral Lease, Well and other Oil and Gas Interest, a Working Interest of not greater than the Working Interest set forth on such schedules for such Mineral Lease, Well and other Oil and Gas Interest.

(d) The Oil and Gas Interests of the Company and its Subsidiaries located in Canada are included or reflected in the Ownership Interests set forth on Section 3.20(d) of the Company Disclosure Schedule and are free and clear of any material adverse claims created by, through or under the Company or its Subsidiaries, and the Company holds its Oil and Gas Interests under valid and subsisting licenses, leases, permits, concessions, concession agreements, contracts, subleases, reservations or other agreements, except where the failure to hold such Oil and Gas Interests would not reasonably be expected to be materially adverse to the Company. The Company has made available to Acquiror all documents of title and other documents and agreements in its possession affecting the title of the Company or its Subsidiaries to their Oil and Gas Interests of the Company and its Subsidiaries located in Canada.

(e) The Oil and Gas Interests of the Company and its Subsidiaries set forth on Section 3.20(d) of the Company Disclosure Schedule constitute all of the Oil and Gas Interests of the Company located in Canada, and, as to Net Revenue Interests and Working Interests, (i) the Company, or one of its Subsidiaries, is entitled to receive throughout the duration of the productive life of each Mineral Lease, Well or other Oil and Gas Interest, a Net Revenue Interest of not less than the Net Revenue Interest set forth on Section 3.20(d) of the Company Disclosure Schedule for such Mineral Lease, Well or other Oil and Gas Interest, and (ii) the Company, or one of its Subsidiaries, is entitled to receive throughout the duration of the productive life of each Mineral Lease, Well or other Oil and Gas Interest, a Working Interest of not greater than the Working Interest set forth on Section 3.20(d) of the Company Disclosure Schedule for such Mineral Lease, Well or other Oil and Gas Interest.

(f) The Company or one of the Company’s Subsidiaries own all rights of way and surface damage agreements associated therewith that are currently used with and which are reasonably sufficient for the operation of the Company’s or its Subsidiary’s Oil and Gas Interests or the production, treatment, storage, sale or disposal of Hydrocarbons, water or other minerals or substances produced from the Mineral Leases, and all of same are assignable.

3.21 Oil and Gas Operations.  All Wells operated by the Company or its Subsidiaries and that are included in the Oil and Gas Interests of the Company and its Subsidiaries and, to the Knowledge of the Company, all Wells not operated by the Company or its Subsidiaries and that are included in the Oil and Gas Interests of the Company and its Subsidiaries, have been drilled and (if completed) completed, operated and produced (and if plugged and abandoned) plugged and abandoned, each and all in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas joint operating agreements, leases and other contractual obligations, and Applicable Laws, rules and regulations.

3.22 Production Allowables and Production Penalties.  Except as would not have a Company Material Adverse Effect:

(a) None of the Company’s or any of its Subsidiaries’ Wells has been produced in excess of applicable production allowables imposed by any Laws or Governmental Entity and the Company has no Knowledge of any impending change in production allowables imposed by any Laws or Governmental Entity that may be applicable to any of the Wells in which it, or its Subsidiaries, holds an interest, other than changes of general application in the jurisdiction in which such Wells are situated.

(b) Neither the Company nor its Subsidiaries have received notice of any production penalty or similar production restriction of any nature imposed or to be imposed by any Governmental Entity, including gas-oil ratio, off-target and overproduction penalties imposed by any Governmental Entity that may be applicable, and, to the Company’s Knowledge, none of the Company’s or any of its Subsidiaries’ Wells is subject to any such penalty or restriction.

3.23 Lease Provisions.  Section 3.23 of the Company Disclosure Schedule indicates those Mineral Leases referenced in Section 3.20(c) and (d) that require the satisfaction of drilling commitments to maintain and perpetuate the Oil and Gas Interests of the Company or one of its Subsidiaries in the undeveloped acreage and or depths covered thereby (“Company Drilling Commitments”). All of the Company’s Mineral Leases are

valid, in force and effect and are maintained by their terms, whether within or beyond each such Mineral Lease’s term, subject to satisfaction of the Company Drilling Commitments for the current measuring period thereunder. Section 3.23(a) of the Company Disclosure Schedule sets forth a true, correct and complete identification of the drilling units on the Mineral Leases referenced in Section 3.20(c) and (d) and a list of the Wells located on the lands associated with and subject to such Mineral Leases (other than Wells having a present value of discounted future net revenues below U.S. $5,000). Except as set forth in Section 3.23 of the Company Disclosure Schedule, none of the Mineral Leases referenced in Section 3.20(c) and (d) provide for payment of delay rentals or shut-in royalty payments for Company Canadian Properties, or of material delay rentals or shut-in royalty payments for Company U.S. Properties, in each case in order to maintain the same in force and effect. Except as set forth on Section 3.23 of the Company Disclosure Schedule, all rentals, royalties, overriding royalty interests and other payments due under each of such Mineral Leases have been timely and accurately paid, except amounts that are being held in suspense as a result of title issues in circumstances that do not provide any Third Party a right to terminate any such Mineral Lease. Section 3.23 of the Company Disclosure Schedule lists the accrued suspense funds as of December 31, 2010.

3.24 Sale Contracts.  Except as set forth on Section 3.24 of the Company Disclosure Schedule and for (a) contracts governing the sale of oil or gas in the ordinary course which are terminable by the Company (or a Subsidiary of the Company) without penalty on 60 or fewer days’ notice, or (b) the disposition in the ordinary course of equipment no longer suitable for or used in oil and gas field operations, there are no contracts, agreements or options to which the Company or any of its Subsidiaries is a party outstanding for the sale, exchange or transfer of any of the Company’s or its Subsidiaries’ interest in the Oil and Gas Interests or any portion thereof.

3.25 Consents; Preferential Rights.

(a) Except as set forth on Section 3.25(a) of the Company Disclosure Schedule, there are no preferential rights to purchase with respect to any of the Oil and Gas Interests owned by Company or one of its Subsidiaries.

(b) Except as set forth on Section 3.25(b) of the Company Disclosure Schedule, there are no consents, approvals or authorizations of any Person with respect to the transfer of any of the Oil and Gas Interests owned by the Company or one of its Subsidiaries.

3.26 AFEs.  Except as set forth on Section 3.26 of the Company Disclosure Schedule, there are no outstanding calls or payments under authorities for expenditures for payments or other capital commitments relating to the Company’s or one of its Subsidiary’s Oil and Gas Interests which exceed U.S. $200,000 (net to Company’s or one of its Subsidiaries’ interest) and which are due or which the Company has committed to make which have not been made.

3.27 Imbalances.  Except as set forth on Section 3.27 of the Company Disclosure Schedule, there are no wellhead imbalances or other imbalances attributable to the Company’s or one of its Subsidiaries’ Oil and Gas Interests for which Acquiror would be responsible following the Effective Time.

3.28 Plugging and Abandonment.  Except as set forth on Section 3.28 of the Company Disclosure Schedule, there are no Wells located on the Mineral Leases of the Company or any Subsidiary that:

(a) the Company or one of its Subsidiaries has received an order from any Governmental Entity requiring that such Well be plugged and abandoned;

(b) were producing as of the date of this Agreement but between the date hereof and the Effective Time, will be shut-in and have been for more than five days, or temporarily abandoned; provided, that the Company or one of its Subsidiaries may shut-in a Well for more than five days following the tendering notice to Acquiror and if the Company or one of its Subsidiaries deems such shutting-in necessary and advisable as a reasonable and prudent operator, or as otherwise permitted under Section 5.1(a); or

(c) have been plugged and abandoned but have not, in the case of Wells operated by the Company, or to the Knowledge of the Company have not, in the case of Wells not operated by the Company, been plugged in accordance with all applicable requirements of each Governmental Entity having jurisdiction over the Oil and Gas Interests.

3.29 No Expenses Owed and Delinquent.  No material expenses (including bills for labor, materials, supplies used or furnished for use in connection with the Company’s or one of its Subsidiaries’ Oil and Gas Interests) are owed and delinquent in payment by Company or one of its Subsidiaries.

3.30 Payout Balances.  There are no material outstanding “payout” balances (net to the Company’s or one of its Subsidiaries’ interest) for any Mineral Lease or Well of the Company or any Subsidiary that is subject to a reversion or other adjustment at some level of cost recovery or payout.

3.31 Operating Limitations.  Except as set forth in Section 3.31 of the Company Disclosure Schedule, there is no non-competition, exclusivity or other similar agreement, commitment or understanding in place to which the Company or its Subsidiaries is a party or by which it is otherwise bound that would now or hereafter in any way limit its business or operations in a particular manner or to a particular locality or geographic region or for a specified period of time and the execution, delivery and performance of this Agreement does not and will not result in any restriction of the Company from engaging in its business or from competing with any person or in any geographic area, transferring or moving any of its assets or operations, in each case, where such covenant would have a Company Material Adverse Effect.

3.32 No Net Profits or Other Interests.  No officer, director, employee or any other Person not dealing at arm’s length with the Company or any of its Subsidiaries or any associate or affiliate of any such Person, owns, has or is entitled to any royalty, net profits interest, carried interest or any other encumbrances or claims of any nature whatsoever which are based on production from the properties or assets of the Company or any of its Subsidiaries or any revenue or rights attributed thereto.

3.33 Condition of Personalty.  Except as set forth on Section 3.33 of the Company Disclosure Schedule, all material fixtures, facilities and equipment that are reasonably necessary to conduct normal operations on the Company’s or one of its Subsidiaries’ Oil and Gas Interests operated by the Company or one of its Subsidiaries, and to the Knowledge of the Company, all material fixtures, facilities and equipment that are reasonably necessary to conduct normal operations on the Company’s or one of its Subsidiaries’ Oil and Gas Interests not operated by the Company or one of its Subsidiaries, have been maintained in accordance with standard industry practice and in a manner consistent with the past practices of Company, normal wear and tear excepted.

3.34 Revenues.  The Company or one of the Company’s Subsidiaries is receiving all revenues attributable to sales of production from Oil and Gas Interests owned by the Company or one of the Company’s Subsidiaries in the ordinary course of business without suspense.

3.35 Non-Arm’s Length Transactions.  Neither the Company nor its Subsidiaries has entered into any transactions (including any acquisition or disposition of assets or the receipt or provision of any services) with a Person with whom it did not deal at arm’s length for purposes of Applicable Laws with respect to Taxes where such transactions were not for fair market value consideration and on arm’s length terms and conditions.

3.36 Opinion of Financial Advisor; Brokers.  The Company has received the oral opinion of Canaccord Genuity Corp. (the “Company Financial Advisor”) to the effect that, as of January 18, 2011, and based upon and subject to the factors and assumptions set forth therein, the Transaction Consideration is fair, from a financial point of view, to the Company Securityholders. As of the date hereof, such opinion has not been amended or rescinded and the Company expects to receive a written opinion of the Company Financial Advisor, dated the date of the Company Proxy Circular, setting out such oral opinion. The Company has furnished to Acquiror copies of all Contracts to which the Company or any Company Subsidiary and the Company Financial Advisor is a party pursuant to which the Company Financial Advisor would be entitled to any payment relating to the transactions contemplated by this Agreement. Other than the Company Financial Advisor, no broker, finder, investment banker or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

3.37 Full Disclosure.  The representations and warranties of the Company contained in this Agreement (including the Company Disclosure Schedule) do not, and the certificate referred to in Section 7.2(a) will not, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

3.38 Taxable Transaction.  The Company acknowledges that the Arrangement and the transactions contemplated by this Agreement may result in the Transaction Consideration payable to the Company Shareholders and the consideration payable to the Company Optionholders upon consummation of the Arrangement being taxable to such shareholders and optionholders, and that withholding of Taxes applicable to consideration payable to the Company Securityholders may apply.

3.39 No Additional Representations.  Except for representations and warranties made by the Company in this Article 3 and as set forth in the certificate delivered by the Company to Acquiror pursuant to Section 7.2(a), neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement or the transactions contemplated hereby, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Acquiror or any of its affiliates or representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, any of its Subsidiaries or their respective businesses, or (b) any oral or, except for the representations and warranties made by the Company in this Article 3 and as set forth in the certificate delivered by the Company to Acquiror pursuant to Section 7.2(a), written information presented to Acquiror or any of its affiliates or representatives in the course of their due diligence investigation of the Company, the negotiation of the Agreement or in the course of the transactions contemplated hereby.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND EXCHANGECO

Except with respect to any subsection of this Article 4, as set forth in the correspondingly identified subsection of the disclosure schedule delivered by Acquirors to the Company concurrently herewith (the “Acquiror Disclosure Schedule”), Acquirors hereby make the representations and warranties set forth in this Article 4 to and in favor of the Company and acknowledge that the Company is relying upon such representations and warranties in connection with the matters contemplated by this Agreement; provided, however, if the NGAS Transaction closes prior to or on the Effective Date, the representations and warranties of Acquiror in this Article 4 shall not be deemed to include any matters relating to NGAS Resources, Inc., its directly or indirectly owned subsidiaries, its affiliates, or their respective assets, businesses, operations, liabilities, litigation, legal or regulatory compliance or other attributes.

4.1 Organization, Standing and Power; Subsidiaries.

(a) Acquiror is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. ExchangeCo is a corporation duly organized and validly existing under the Laws of the Province of Alberta. Each of Acquiror and ExchangeCo has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such other jurisdictions where the failure so to qualify and be in such standing would not, either individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect. The Certificate of Incorporation and Bylaws of Acquiror, copies of which were previously provided to the Company by Acquiror, are true, complete and correct copies of such documents as in effect on the date of this Agreement. The Articles of Incorporation and Bylaws (in each case as may be amended from time to time) of ExchangeCo, copies of which have been provided to the Company by Acquiror, are true, complete and correct copies of such documents as in effect on the date of this Agreement; provided, that such documents may be amended prior to the Effective Time in order to provide for the Exchangeable Shares and as otherwise may be necessary to consummate the transactions contemplated by this Agreement.

(b) Section 4.1(b) of the Acquiror Disclosure Schedule sets forth a complete and correct list of each direct and indirect Subsidiary of Acquiror with its (i) place of organization, (ii) the type of entity, and (iii) the nature and percentage of outstanding interests held by Acquiror, or any Subsidiary of Acquiror, in such entity. Each Subsidiary of Acquiror is a corporation, limited liability company or partnership duly organized, validly existing and (where applicable) in good standing under the laws of its jurisdiction of formation, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly registered, licensed or otherwise qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires it to be so registered, licensed or otherwise qualified, other than in such jurisdictions where the failure to be so registered, licensed or otherwise qualified would not, either individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.

(c) All of the shares of capital stock or other equity interests of each of the Subsidiaries held by Acquiror or any of its Subsidiaries are fully paid and nonassessable and are owned by Acquiror or a Subsidiary of Acquiror, except as disclosed in Section 4.1(b) of the Acquiror Disclosure Schedule, free and clear of any Lien, other than Liens under the Acquiror Credit Facility.

4.2 Capital Structure.

(a) As of January 18, 2011 (the “Acquiror Capitalization Date”), the authorized capital stock of Acquiror consisted of (i) 10,000,000 shares of preferred stock, par value U.S. $0.01 per share (the “Acquiror Preferred Stock”) and (ii) 150,000,000 shares of Acquiror Common Stock. As of the Acquiror Capitalization Date, there were (i) 4,000,000 shares of Acquiror Preferred Stock issued and outstanding and no shares held in treasury; (ii) 74,915,747 shares of Acquiror Common Stock issued and outstanding and 914,952 shares of Acquiror Common Stock held in treasury; (iii) options, stock appreciation rights and restricted stock rights that could be exercisable or issuable for an aggregate of 13,115,106 shares of Acquiror Common Stock (the “Acquiror Options”); (iv) warrants exercisable for an aggregate of 963,034 shares of Acquiror Common Stock (the “Acquiror Warrants”); and (v) shares of Acquiror Common Stock are reserved for issuance upon exchange of Exchangeable Shares. As at the date hereof, the authorized capital stock of ExchangeCo consists of an unlimited number of common shares and an unlimited number of preferred shares, of which there is one (1) common share issued and outstanding. Except as set forth in Section 4.2 of the Acquiror Disclosure Schedule, as of the Acquiror Capitalization Date, no shares of Acquiror Common Stock or Acquiror Preferred Stock are reserved for issuance. Except as set forth in Section 4.2(a) of the Acquiror Disclosure Schedule, between the Acquiror Capitalization Date and the date hereof, no shares of Acquiror Common Stock or Acquiror Preferred Stock have been issued by Acquiror.

(b) All outstanding shares of the Acquiror Common Stock or the Acquiror Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable and are free from preemptive rights.

(c) All of the outstanding capital stock of ExchangeCo is owned indirectly by Acquiror (other than, after giving effect to the Plan of Arrangement, Exchangeable Shares that will be issued to former Company Securityholders).

(d) Other than with respect to employee stock or benefit plans of Acquiror or its Subsidiaries, there are no obligations of Acquiror or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Voting Debt of Acquiror, Acquiror Common Stock or any capital stock of the Subsidiaries of Acquiror, or any securities representing the right to purchase or otherwise receive any Voting Debt of Acquiror, Acquiror Common Stock, or any capital stock of any of the Subsidiaries of Acquiror.

(e) As of the date hereof, (i) neither Acquiror nor ExchangeCo has any Voting Debt outstanding, (ii) except as set forth above, no shares of capital stock or other voting securities of Acquiror or ExchangeCo are issued or outstanding, and (iii) other than the Acquiror Options, the Acquiror Warrants, restricted stock rights, and as set forth in Section 4.2, no other options or warrants to purchase Acquiror Common Stock, the capital stock of ExchangeCo or any other equity based awards of Acquiror or ExchangeCo are outstanding.

(f) Neither Acquiror nor any of its Subsidiaries beneficially owns any Company Shares.

4.3 Authority.

(a) Each of Acquiror and ExchangeCo has all requisite corporate power and authority to enter into this Agreement and, subject to the Acquiror Stockholder Approval, to consummate the transactions contemplated hereby, including the issuance of shares of Acquiror Common Stock and Exchangeable Shares (following their creation as contemplated in Section 6.8(a)(ii)) in the Arrangement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Acquiror and ExchangeCo, subject to receipt of the Acquiror Stockholder Approval. This Agreement has been duly executed and delivered by Acquiror and ExchangeCo and, assuming due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of Acquiror and ExchangeCo, enforceable against Acquiror and ExchangeCo in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (A) result in any Violation pursuant to any provision of the certificate or articles of incorporation or bylaws of Acquiror, ExchangeCo or any Subsidiary of Acquiror, or (B) subject the receipt of the Acquiror Stockholder Approval and obtaining or making the other consents, approvals, Orders, authorizations, registrations, declarations and filings referred to in Section 4.3(c), result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, Benefit Plan of Acquiror or other agreement, obligation, instrument, Permit, judgment or Law applicable to Acquiror, ExchangeCo or any Subsidiary of Acquiror or their respective properties or assets.

(c) No consent, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Acquiror, ExchangeCo or any Subsidiary of Acquiror in connection with the execution and delivery of this Agreement by Acquiror or ExchangeCo or the consummation by Acquiror or ExchangeCo of the transactions contemplated hereby, except for (A) the filing with the SEC of any filings required under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as may be required in connection with this Agreement and the transactions contemplated hereby, (B) such filings and approvals as are required to be made or obtained under the securities or blue sky Laws of various states in connection with the transactions contemplated by this Agreement, (C) the filing of an additional shares listing application or similar documents covering the Transaction Consideration with the Exchange, and (D) if required, oil and gas related filings and consents that are customarily filed or obtained post-Closing.

4.4 SEC Documents.  Acquiror has filed all required reports, schedules, registration statements, financial statements and other documents with the SEC since December 31, 2008 (the “Acquiror SEC Documents”). As of their respective dates of filing with the SEC (or, if amended or superseded by a filing prior to the date hereof, as of the date of such filing), the Acquiror SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Acquiror SEC Documents, and none of the Acquiror SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Acquiror included in the Acquiror SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be disclosed therein) and fairly present in all material respects the consolidated financial position of Acquiror and its consolidated Subsidiaries and the consolidated results of operations, changes in shareholders’ equity and cash flows of such companies as of the dates and for the periods shown.

4.5 Compliance with Applicable Laws and Reporting Requirements; Permits.

(a) Acquiror and its Subsidiaries have complied in all material respects with all Applicable Laws, and are not in material default or violation of, and have not received any notices of any material violation with respect to, any Laws in connection with the conduct of their respective businesses or the ownership or operation of their respective businesses, assets and properties.

(b) Acquiror and its Subsidiaries hold all Permits, exemptions, Orders and approvals of all Governmental Entities that (1) are necessary to own, lease, hold, use or operate their properties, rights and other assets and to carry on their businesses as they are now being conducted, and (2) are necessary for the lawful conduct of their respective businesses (the “Acquiror Permits”), and Acquiror and its Subsidiaries are and have been in compliance with the terms of the Acquiror Permits and all Applicable Laws and regulations and their own privacy policies, except where the failure so to hold or comply, individually or in the aggregate, would not reasonably be expected to have an Acquiror Material Adverse Effect. Such Acquiror Permits are in full force and effect and there are no Proceedings pending or, to the Knowledge of Acquiror, threatened that seek the revocation, cancellation, suspension or adverse modification thereof. The consummation of the Arrangement or any of the transactions contemplated herein would not cause any revocation, modification or cancellation of any such Acquiror Permit.

(c) The businesses of Acquiror and its Subsidiaries are not being and have not been conducted in violation of any Law (including SOX), except for possible violations which, individually or in the aggregate, do not have, and would not reasonably be expected to have, an Acquiror Material Adverse Effect.

(d) Acquiror has provided to the Company copies of all comment letters received to date by Acquiror from the SEC or the NYSE since December 31, 2008 relating to the Acquiror SEC Documents, together with all written responses of Acquiror thereto (and Acquiror will disclose to the Company in writing any comment letters received by Acquiror after the date hereof and any written responses thereto (collectively, “Subsequent Comment Letters”)). To Acquiror’s Knowledge, except as otherwise disclosed in writing to the Company in connection with any Subsequent Comment Letters, there are no outstanding or unresolved comments in any such comment letters received by Acquiror from the SEC or the NYSE. To the Knowledge of Acquiror, except as otherwise disclosed in writing to the Company in connection with any Subsequent Comment Letters, none of the Acquiror SEC Documents is the subject of any ongoing review by the SEC or the NYSE.

(e) Acquiror has made available to the preparers of the Acquiror Reserve Reports, prior to the issuance of each of the Acquiror Reserve Reports all information requested by the applicable preparer material to an adequate determination of oil and gas reserves, none of which information contained a material misrepresentation (other than as may be affected by the disposition of petroleum and natural gas assets by Acquiror and its Subsidiaries in the ordinary course of their respective businesses), and Acquiror has no Knowledge of any material adverse change to the oil and gas reserves of Acquiror since the effective dates of such reports, excluding dispositions of petroleum and natural gas assets by Acquiror and its Subsidiaries and the impact of changes in the price of oil or natural gas. To Acquiror’s Knowledge, the Acquiror Reserve Reports issued prior to the date of this Agreement were (and at the time of its issuance the Updated Acquiror Reserve Report will be) accurate in all material respects as of the respective dates of such reports, and remain (or will remain, in the case of the Updated Acquiror Reserve Report) accurate in all material respects (other than as may be affected by the disposition of petroleum and natural gas assets by Acquiror and its Subsidiaries in the ordinary course of their respective businesses or other dispositions not material to Acquiror and its Subsidiaries taken as a whole), excluding the impact of changes in the price of oil or natural gas.

4.6 Financial Statements.

(a) Each of the consolidated financial statements of Acquiror and its Subsidiaries included (or incorporated by reference) in the Acquiror SEC Documents (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Acquiror and its consolidated Subsidiaries in all material respects, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Acquiror and its consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto, and (v) with respect to consolidated financial statements for periods ending December 31 only, have been audited by Hein & Associates LLP or such other independent public accounting firm engaged by Acquiror from time to time for such purposes. The books and records of Acquiror and its Subsidiaries have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements. Hein & Associates LLP has not resigned or been dismissed as independent auditors of Acquiror as a result of or in connection with any disagreements with Acquiror on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Since September 30, 2010, neither Acquiror nor any of its Subsidiaries has incurred any material liability or obligation other than (i) liabilities and obligations incurred in the ordinary course of business, (ii) liabilities and obligations disclosed in Acquiror’s public filings made under U.S. securities laws, (iii) liabilities and obligations arising from or relating to the activities of the Company and its Subsidiaries consistent with the activities permitted pursuant to Section 5.2(a) of this Agreement, and (iv) liabilities and obligations associated with the transactions contemplated by this Agreement.

(c) As of the date hereof, neither Acquiror nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any Contract or arrangement between or among Acquiror and any of the Subsidiaries of Acquiror, on the one hand, and any unconsolidated affiliate of Acquiror or any of its Subsidiaries or any Third Party, on the other hand, which constitutes an off-balance sheet arrangement.

(d) The records, systems, controls, data and information of Acquiror and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Acquiror or its Subsidiaries or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have an Acquiror Material Adverse Effect. There is no reason to believe that the Acquiror’s chief executive officer and chief financial officer would not be able to give the certifications required pursuant to the rules and regulations adopted pursuant to Section 404 of SOX, without qualification, when next due.

(e) Since May 30, 2009, neither the principal executive officer nor the principal financial officer of Acquiror has become aware of any fact, circumstance or change that is reasonably likely to result in a “significant deficiency” or a “material weakness” in Acquiror’s internal controls over financial reporting.

(f) Acquiror has adopted a code of ethics and has promptly disclosed any change in or waiver of Acquiror’s code of ethics with respect to any Persons as required by Applicable Laws. To the Knowledge of Acquiror, there have been no violations of provisions of Acquiror’s code of ethics since May 30, 2009.

(g) Since December 31, 2009, neither Acquiror nor any of its Subsidiaries nor, to the Knowledge of Acquiror, any director, officer, employee, accountant or auditor of Acquiror or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Acquiror or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Acquiror or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

4.7 Legal Proceedings.  Except as disclosed in Section 4.7 of the Acquiror Disclosure Schedule, there is no Proceeding in existence or pending or, to the Knowledge of Acquiror, threatened, against or affecting Acquiror or any Subsidiary of Acquiror or to which any of their assets are subject that would reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect, nor is there any injunction, rule, award, settlement or Order of or subject to any Governmental Entity or arbitrator or otherwise outstanding against Acquiror or any Subsidiary of Acquiror having, or which would reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect. Except as disclosed in Section 4.7 of the Acquiror Disclosure Schedule, no investigation by any Governmental Entity with respect to Acquiror or any of its Subsidiaries is pending or to the Knowledge of Acquiror, threatened, other than, in each case, those the outcome of which, individually or in the aggregate, would not reasonably be expected to have an Acquiror Material Adverse Effect.

4.8 Taxes.

(a) Acquiror and its Subsidiaries have (i) timely filed (or there have been filed on their behalf) with the appropriate Tax Authorities all material Tax Returns required to be filed by them (giving effect to all extensions) on or prior to the date hereof, and such Tax Returns are true, correct and complete in all material respects, and (ii) timely paid in full or made provision in accordance with GAAP (or there has been paid or provision has been made on their behalf) for the payment of all material Taxes (whether or not reflected on a Tax Return) for all periods ending through the date hereof.

(b) There are no Liens for Taxes upon any property or assets of Acquiror or any Subsidiary thereof, except for Liens for Taxes not yet due and for which adequate reserves have been established in accordance with GAAP.

(c) To the Acquiror’s Knowledge, no federal, state, local, or foreign Audits or other proceedings are presently pending with regard to any material Taxes or Tax Returns of Acquiror or its Subsidiaries and none of Acquiror or its Subsidiaries have received any written notice of any material proposed claim, audit or proceeding with respect to Taxes.

(d) There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any material Taxes or the filing of any material Tax Returns, designations or similar filings related to Taxes of Acquiror or any of its Subsidiaries, and no power of attorney granted by either Acquiror or any of its Subsidiaries with respect to any material Taxes is currently in force.

(e) The Acquiror Financial Statements reflect an adequate reserve, in accordance with GAAP, for all Taxes payable by Acquiror and its Subsidiaries accrued through the date of such financial statements and neither Acquiror nor any of its Subsidiaries has incurred any material Taxes since the date of such statements other than in the ordinary course of business.

4.9 Non-Contravention.  Except as set forth in Section 4.9 of the Acquiror Disclosure Schedule, neither Acquiror nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding which would prevent, delay or impede the consummation, or otherwise reduce in any material respect the contemplated benefits, of any of the transactions contemplated by this Agreement.

4.10 Absence of Certain Changes or Events.  Except as disclosed in Section 4.10 of the Acquiror Disclosure Schedule, since September 30, 2010, there has not been any change, circumstance or event (including any event involving a prospective change) which, individually or in the aggregate, has had, or would reasonably be expected to have, an Acquiror Material Adverse Effect.

4.11 Properties.

(a) Acquiror or one of its Subsidiaries has (or will have upon acquisition, with respect to after-acquired properties) good and marketable title to all Acquiror Properties reflected on the Acquiror Balance Sheets, and/or in the related public filings, and/or acquired after the respective dates thereof (excluding in each case properties that constitute Oil and Gas Interests, which properties are addressed elsewhere in this Section 4.11) (except properties sold or otherwise disposed of since the respective dates thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Acquiror Permitted Liens.

(b) Acquiror or one of its Subsidiaries (i) has (or will have upon acquisition, with respect to after-acquired properties) good and marketable title to not less than 90% of the total acreage of all Company Properties that constitute Oil and Gas Interests reflected on the Acquiror Balance Sheets, and/or in the related public filings, and/or acquired after the respective dates thereof (except properties sold or otherwise disposed of since the respective dates thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Acquiror Permitted Liens, and (ii) is the lessee, farmee or assignee (or will be the lessee, farmee or assignee at the time of lease, with respect to after-acquired properties) under not less than 90% of the total acreage of all the Acquiror Mineral Leases reflected on the Acquiror Balance Sheets, and/or in the related public filings, and/or acquired after the respective dates thereof (except for Mineral Leases that have expired by their terms since the respective dates thereof), and is in possession of the properties leased, farmed out or assigned thereunder, and each such Acquiror Mineral Lease is valid without default thereunder by the lessee, farmee or assignee or, to Acquiror’s Knowledge, the lessor, farmor or assignor. With respect to the up to 10% of the total acreage of all Acquiror Properties (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) and of the total acreage of all the Acquiror Mineral Leases (except for Mineral Leases that have expired by their terms since the date thereof) not addressed by the previous sentence, to the actual knowledge of Acquiror there are no material imperfections, defects or irregularities in the title of Acquiror or the applicable Subsidiary to such properties and leases.

4.12 Environmental.  (a) Acquiror and its Subsidiaries hold, and are currently, and at all prior times have been, in continuous material compliance with all Permits, licenses, registrations and other governmental authorizations required under all Environmental Laws for Acquiror to conduct its operations (“Acquiror Environmental Permits”), and are currently, and at all prior times have been, otherwise in continuous material compliance with all applicable Environmental Laws and, to the Knowledge of Acquiror, there is no condition that would reasonably be expected to prevent or interfere with compliance in all material respects with all applicable Environmental Laws and all applicable Acquiror Environmental Permits in the future, (b) Acquiror and its Subsidiaries have not received any material Environmental Claim, and Acquiror has no Knowledge of any pending or threatened material Environmental Claim, and (c) Acquiror and its Subsidiaries have operated their respective businesses at all times and have generated, received, handled, used, stored, treated, shipped, recycled and disposed of all waste and contaminants in material compliance with Environmental Laws in all material respects.

4.13 Oil and Gas Operations.  All Wells operated by Acquiror or its Subsidiaries and that are included in the Oil and Gas Interests of Acquiror and its Subsidiaries and, to the Knowledge of the Acquiror, all Wells not operated by Acquiror or its Subsidiaries and that are included in the Oil and Gas Interests of Acquiror and its Subsidiaries, have been drilled and (if completed) completed, operated and produced (and if plugged and abandoned) plugged and abandoned, each and all in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas joint operating agreements, leases and other contractual obligations, and Applicable Laws, rules and regulations.

4.14 Lease and Royalty Obligations.  Acquiror and its Subsidiaries have paid all lease and royalty obligations due in respect of its properties and are not in default in any respect of their obligations under any lease or other document evidencing title to any of their properties, except where the failure to make such payments or any such default would not be reasonably expected to have an Acquiror Material Adverse Effect.

4.15 Operating Limitations.  Except as set forth in Section 4.15 of the Acquiror Disclosure Schedule, there is no non-competition, exclusivity or other similar agreement, commitment or understanding in place to which Acquiror or its Subsidiaries is a party or by which it is otherwise bound that would now or hereafter in any way limit its business or operations in a particular manner or to a particular locality or geographic region or for a specified period of time and the execution, delivery and performance of this Agreement does not and will not result in any restriction of Acquiror from engaging in its business or from competing with any person or in any geographic area, transferring or moving any of its assets or operations, in each case, where such covenant would have an Acquiror Material Adverse Effect.

4.16 Production Allowables and Production Penalties.  To the Knowledge of Acquiror, (a) there has been no production at any of Acquiror’s or any of its Subsidiaries’ Well in excess of applicable production allowables imposed by any Laws or Governmental Entity, and (b) none of such Wells is subject to any production penalty or similar production restriction of any nature imposed or to be imposed by any Governmental Entity, in each case as would have an Acquiror Material Adverse Effect.

4.17 No Net Profits or Other Interests.  No officer, director, employee or any other Person not dealing at arm’s length with Acquiror or any of its Subsidiaries or any associate or affiliate of any such Person, owns, has or is entitled to any royalty, net profits interest, carried interest or any other encumbrances or claims of any nature whatsoever which are based on production from the properties or assets of Acquiror or any revenue or rights attributed thereto.

4.18 No Expenses Owed and Delinquent.  No material payables (including bills for labor, materials, supplies used or furnished for use in connection with Acquiror’s or one of its Subsidiaries Oil and Gas Interests) have been owed and delinquent in payment by Acquiror or one of its Subsidiaries for a period of more than 60 days prior to the date hereof.

4.19 Revenues.  Except as set forth on Section 4.19 of the Acquiror Disclosure Schedule, the Acquiror or one of its Subsidiaries is receiving all revenues attributable to sales of production from Oil and Gas Interests owned by Acquiror or one of its Subsidiaries in the ordinary course of business without suspense.

4.20 Stockholder Vote Required.  The Acquiror Stockholder Approval is the only vote of the holders of any class or series of Acquiror capital stock required to authorize and approve the transactions contemplated by this Agreement and consummate the transactions contemplated thereby including the Arrangement.

4.21 Brokers or Finders.  No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement except BMO Capital Markets, the fees of which are the responsibility of Acquiror.

4.22 Acquiror Common Stock.  The shares of Acquiror Common Stock, the Exchangeable Shares and the shares of Acquiror Common Stock to be issued upon the exchange of the Exchangeable Shares to be issued under the Arrangement will be freely tradable without requirement for further registration under Applicable Canadian Securities Laws in Canada and the Securities Act in the United States, subject to the approval of the Court and, with respect only to the shares of Acquiror Common Stock to be issued upon exchange of the Exchangeable Shares, the effectiveness of the S-3 Registration Statement; provided, that former Company Securityholders who become affiliates of Acquiror shall be subject to restrictions with respect to such shares in accordance with the rules and regulations promulgated under Applicable Law.

4.23 Board Approval.  Acquiror’s Board of Directors, by resolutions duly adopted on or prior to the date hereof, has (i) adopted a resolution approving this Agreement, and (ii) recommended that the Acquiror Stockholders approve the issuance of the shares of Acquiror Common Stock and Exchangeable Shares to be issued pursuant to the Arrangement and directed that such matter be submitted to the Acquiror Stockholders for consideration at the Acquiror Meeting.

4.24 Financing.  Acquiror has received a commitment letter from the Bank of Montreal for financing and has furnished a copy of such commitment letter to the Company.

4.25 NGAS Resources.  Acquiror has no Knowledge of any event, fact or circumstance concerning the assets, liabilities or operations of NGAS Resources, Inc. which, upon consummation of the acquisition of NGAS Resources, Inc. by Acquiror, would reasonably be expected to materially and adversely affect Acquiror and its Subsidiaries taken as a whole.

4.26 Transaction Consideration.  The Acquiror Common Stock and Exchangeable Shares issued pursuant to the Plan of Arrangement will be as at the Effective Date, duly authorized and validly issued as fully paid and non-assessable shares free from pre-emptive rights. The Acquiror Common Stock issuable upon the exchange of the Exchangeable Shares will be duly authorized and validly issued as fully paid and non-assessable shares free from pre-emptive rights.

4.27 Full Disclosure.  The representations and warranties of Acquiror contained in this Agreement (including the Acquiror Disclosure Schedule) do not, and the certificate referred to in Section 7.3(a) will not, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein (in the light of the circumstances under which such representations, warranties and information were or will be made or provided) not false or misleading.

ARTICLE 5

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1 Covenants of the Company.  During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees as to itself and its Subsidiaries that, except as expressly contemplated or permitted by this Agreement or to the extent that Acquiror shall otherwise consent in writing:

(a) Ordinary Course.  The Company and its Subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course consistent with past practice and use all reasonable commercial efforts to preserve intact their present business organizations, maintain their rights, franchises, licenses and other authorizations issued by Governmental Entities and preserve their relationships with employees, customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time. The Company shall not, nor shall it permit any of its Subsidiaries to, (i) enter into (including via any acquisition) any new line of business, (ii) make any material change to its or its Subsidiaries’ businesses, except as required by applicable legal requirements, (iii) enter into, terminate or fail to renew any material lease, contract, license or agreement, or make any change to any existing material leases, contracts, licenses or agreements other than in the ordinary course of business and consistent with past practice, (iv) make any capital expenditures, other than capital expenditures made in accordance with and not in excess of the amounts set forth in Section 5.1(a)(iv)(2) of the Company Disclosure Schedule, (v) except as may be set forth in the Plan of Arrangement, pay any bonus, fee, distribution, remuneration or other compensation to any Person (other than salaries, wages or bonuses paid or payable to employees in the ordinary course of business in accordance with current compensation levels and practices, and in accordance with the bonuses set forth in Section 5.1(a) of Company Disclosure Schedule) for any reason, including as a result of the transactions contemplated by this Agreement, or (vi) enter into, or materially modify or terminate, any “swap agreement” (as defined in 11 U.S.C. § 101, as in effect from time to time, or any successor statute), including, without limitation, any rate swap agreement, forward rate agreement, hedging agreement, commodity swap, commodity option, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option and any other similar agreement (each a “Derivative Agreement”).

(b) Dividends; Changes in Stock.  The Company shall not, nor shall it permit any of its Subsidiaries to, or propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except for dividends by a wholly-owned Subsidiary of the Company, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or authorization of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

(c) Issuance of Securities.  The Company shall not, nor shall it permit any of its Subsidiaries to, issue, deliver, grant or sell, or authorize or propose the issuance, delivery, grant or sale of, or purchase or propose the purchase of, any shares of its capital stock of any class, any Voting Debt, stock appreciation rights, or any securities convertible into or exercisable or exchangeable for, or any subscriptions, rights, warrants or options to acquire, any such shares, securities or Voting Debt, or enter into any agreement or commitment of any character with respect to any of the foregoing, other than the issuance of the Company Shares required to be issued upon the exercise of (1) the Company Options outstanding on the date hereof and in accordance with the respective terms thereof and (2) the Company Broker Warrants outstanding on the date hereof and in accordance with the respective terms thereof.

(d) Governing Documents, Etc.  The Company shall not (i) amend or propose to amend the Company Governing Documents or, except as expressly permitted by this Agreement, enter into, or permit any Subsidiary to enter into, a plan of consolidation, merger, amalgamation or reorganization with any Person other than a wholly-owned Subsidiary of the Company, or (ii) waive any provisions of any confidentiality or standstill agreements in place with any Third Parties unless in compliance with Section 6.9.

(e) No Acquisitions.  The Company shall not, and shall not permit its Subsidiaries to, acquire or agree to acquire, by merging or consolidating with, by purchasing a substantial equity interest in or a substantial portion of the assets of, by forming a partnership or joint venture with, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, rights or properties.

(f) No Dispositions.  Other than (i) sales of Hydrocarbon production of the Company and its Subsidiaries in the ordinary course of business or (ii) pursuant to the Contracts listed on Section 5.1(f) of the Company Disclosure Schedule, the Company shall not, and shall not permit its Subsidiaries to, sell, lease, assign, encumber or otherwise dispose of, or agree to sell, lease, assign, encumber or otherwise dispose of, any of its or their assets, rights or properties (including capital stock of its Subsidiaries, indebtedness of others held by the Company and its Subsidiaries or any rights held by the Company or its Subsidiaries to operate assets or properties).

(g) Indebtedness.  Except as set forth in Section 5.1(a)(iv)(2) of the Company Disclosure Schedule and only to the extent consistent with the terms and conditions set forth therein, the Company shall not, and shall not permit any of its Subsidiaries to, incur, create or assume any long term indebtedness for borrowed money (or modify any of the material terms of any such outstanding long-term indebtedness), guarantee any such long term indebtedness or issue or sell any long term debt securities or warrants or rights to acquire any long term debt securities of the Company or any of its Subsidiaries or guarantee any long term debt securities of others, other than (i) indebtedness of the Company’s Subsidiary to the Company or (ii) indebtedness in connection with any costs or expenditures permitted under this Agreement.

(h) Press Releases.  The Company shall consult with Acquiror before issuing any press release or otherwise making any public statement regarding the Company or any of its Subsidiaries, or its or their business, properties or assets.

(i) Other Actions.  The Company shall not, and shall not permit any of its Subsidiaries to, intentionally take any action that would, or reasonably might be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue, or in any of the conditions precedent set forth in Article 7 not being satisfied or in a violation of any provision of this Agreement.

(j) Accounting Methods; Tax Matters.  The Company shall not change its methods of accounting in effect as of the date hereof, except as required by International Financial Reporting Standards and concurred to by the Company’s independent auditors. The Company shall not (i) change its annual Tax accounting period, (ii) make any Tax election that, individually or in the aggregate, would reasonably be likely to have a Company Material Adverse Effect or to have a material adverse effect on Acquiror or its Subsidiaries after the Effective Time, or (iii) take any action or agree to any settlement with a Governmental Entity which pertains to Taxes which would reasonably be likely have a Company Material Adverse Effect.

(k) Compensation and Benefit Plans.  During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees as to itself and its Subsidiaries that, except as required by Applicable Law or as expressly contemplated by this Agreement or the Plan of Arrangement, it will not: (i) enter into, adopt, amend, or terminate any Company Benefit Plan, (ii) increase in any manner the compensation or fringe benefits of any director, officer or employee, or pay any benefit not required by any Company Benefit Plan as in effect as of the date hereof or enter into any contract, agreement, commitment or arrangement to do any of the foregoing, (iii) increase in any manner the rate of compensation or amount of fringe benefits of any independent contractor or consultant or pay any benefit not required by any Company Benefit Plan as in effect as of the date hereof or enter into any contract, agreement, commitment or arrangement to do any of the foregoing, (iv) enter into or renew any contract, agreement, commitment or arrangement (other than a renewal occurring in accordance with the terms of an the applicable Company Benefit Plan) providing for the payment to any director, officer, employee, independent contractor or consultant of compensation or benefits contingent, or the terms of which are materially altered, upon (A) the occurrence of any of the transactions contemplated by this Agreement, (B) any change of control of the Company, (C) the termination or severance of such individual’s relationship with the Company, or (D) the retention or continued employment of any such individual or (v) except as provided in the Plan of Arrangement, provide for the accelerated vesting or any other modification to any stock option, restricted stock, restricted stock unit, long-term incentive award or other performance-based or equity-based award upon the occurrence of any of the transactions contemplated by this Agreement.

(l) No Liquidation.  Except pursuant to an internal reorganization, the Company shall not, and shall not permit any of its Subsidiaries to, adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization.

(m) Litigation.  The Company shall not, and shall not permit any of its Subsidiaries to, settle or compromise any litigation other than settlements or compromises of litigation where the amount paid does not exceed U.S. $200,000.

(n) No Amendment to Material Contracts or Restrictions on Business.  The Company shall not, and shall not permit any of its Subsidiaries to, (i) enter into, amend or otherwise modify or violate in any material respect the material terms of, or terminate, cancel or fail to renew, any Contract that is a Material Contract or would be a Material Contract if existing on the date of this Agreement, or waive, release, cancel, convey, encumber or otherwise assign any material rights or claim thereunder, or (ii) create, renew or amend any Contract containing (A) any material restriction on the ability of the Company to conduct its business as it is presently being conducted or (B) any material restriction on the ability of the Company to engage in any type of activity or business.

(o) Notice of Company Meeting.  The Company shall provide notice to Acquiror of the Company Meeting and allow Acquiror’s representatives to attend such meeting.

(p) Postponement of Company Meeting.  In the event that the Company provides a Notice of Superior Proposal on a date which is less than three Business Days prior to the Company Meeting, Acquiror shall be entitled to require the Company to adjourn or postpone the Company Meeting to a date that is not more than five Business Days after the date of such notice.

(q) Proxy Circular.  Subject to compliance by Acquiror with Section 6.1(a), the Company will ensure that the Company’s Proxy Circular complies, in all respects, with Applicable Canadian Securities Laws and any other Applicable Laws and shall include or incorporate by reference, without limitation the unanimous determination of the Company’s Board of Directors that the Arrangement is fair to Company Securityholders and is in the best interests of the Company and the Company Securityholders, and the unanimous recommendation of the Company’s Board of Directors that the Company Securityholders vote in favor of the Arrangement Resolution; provided that, notwithstanding the covenants of Company in this subsection, prior to the completion of the Arrangement, the Company’s Board of Directors may withdraw, modify or change the recommendation regarding the Arrangement as permitted by Section 6.9(f), provided the Company’s Board of Directors shall have complied with the provisions of Section 6.9.  Subject to the proviso in the immediately preceding sentence, the Company’s Board of Directors shall not take any action or make any statement that is inconsistent with the Company Board Recommendation.

(r) Other Agreements.  The Company shall not, and shall not permit any of its Subsidiaries to, agree to, or make any commitment to, take, or authorize, any of the actions prohibited by this Section 5.1.

(s) Income Tax Election.  If required for Company Optionholders to be entitled to a deduction under paragraph 110(1)(d) of the Tax Act in connection with the exchange and cancellation of NuLoch Options pursuant to Section 3.1(c) of the Plan of Arrangement, NuLoch shall elect that neither it, nor any person with whom it does not deal at arm’s length, will deduct any amount in respect of the Acquired Share Settlement Amount, all as contemplated in proposed subsection 110(1.1) of the Tax Act.

5.2 Acquiror Covenants.  During the period from the date of this Agreement and continuing until the Effective Time, Acquiror agrees as to itself and its Subsidiaries that, except as expressly contemplated or permitted by this Agreement or to the extent that the Company shall otherwise consent in writing:

(a) Acquiror and its Subsidiaries shall carry on their respective businesses in the ordinary and usual course; provided, that nothing herein shall limit or restrict the ability of Acquiror and its Subsidiaries to conduct acquisitions or dispositions of businesses or assets, to enter into joint venture or partnership arrangements, to construct and operate pipelines and processing plants, or to conduct similar activities, in each case within the industry in which Acquiror and its Subsidiaries currently operate.

(b) Dividends.  Except with respect to shares of Acquiror Preferred Stock, Acquiror shall not, nor shall it permit any of its Subsidiaries to, or propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock (other than dividends or other distributions by direct or indirect Subsidiaries), or (ii) repurchase, redeem or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, other than with respect to employee stock or benefit plans of Acquiror or its Subsidiaries.

5.3 Acquiror Meeting.  Acquiror shall provide notice to the Company of the Acquiror Meeting and allow the Company’s representatives to attend such meeting.

5.4 Control of Each Party’s Businesses.  Nothing contained in this Agreement shall give a Party, directly or indirectly, the right to control or direct the operations of the other Party prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

5.5 Advice of Changes; Government Filings.  The Company and Acquiror shall confer on a regular and frequent basis and promptly advise each other orally and in writing of any change or event of which the Company or Acquiror has Knowledge having, or which would reasonably be expected to have a Company Material Adverse Effect or an Acquiror Material Adverse Effect (as applicable), or which would cause or constitute a material breach of any of the representations, warranties or covenants of the Company of Acquiror (as applicable) contained herein. The Company shall promptly advise Acquiror orally and in writing of any material deficiencies in the internal controls over financial reporting (as defined in NI 52-109) of the Company identified by the Company or its auditors. Each of the Company and Acquiror shall have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to Applicable Laws relating to the exchange of information, with respect to all the information relating to the other Party, and any of their respective Subsidiaries, which appears in any filing made with, or written materials submitted to, any Third Party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Parties hereto agrees to act reasonably and as promptly as practicable. Each Party hereto agrees that to the extent practicable it will consult with the other Party hereto with respect to the obtaining of all permits, consents, approvals and authorizations of all Third Parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement, and each Party will keep the other Party reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby.

ARTICLE 6

ADDITIONAL AGREEMENTS

6.1 Company Proxy Circular and Company Meeting.  As promptly as practicable following the execution of this Agreement and in compliance with the Interim Order and Applicable Laws:

(a) As soon as is reasonably practicable after the date of execution of this Agreement, the Company will file, proceed with and diligently prosecute, and Acquiror shall assist with, an application for an Interim Order in accordance with Section 2.1 and Section 2.2;

(b) The Company shall carry out such terms of the Interim Order as are required under the terms thereof to be carried out by the Company;

(c) Acquirors shall prepare the Acquirors Information, in accordance with Applicable Canadian Securities Laws, for inclusion in the Company’s Proxy Circular, including any pro forma financial statements prepared in accordance with U.S. or Canadian GAAP, as applicable, and Applicable Laws, as is reasonably requested by the Company or required by the Interim Order or Applicable Laws for inclusion in the Company’s Proxy Circular and provide the Acquirors Information to the Company in a reasonably timely and expeditious manner. Acquiror shall also use all reasonable commercial efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Company’s Proxy Circular;

(d) As soon as practicable after the date hereof (but in no event later than 20 Business Days after the date of this Agreement) and subject to Acquirors’ compliance with Section 6.1(c), the Company shall prepare, in consultation with Acquirors, the Company’s Proxy Circular (which shall be in a form and substance satisfactory to Acquirors, acting reasonably), together with any other documents required by Applicable Laws in connection with the Company Meeting, in the form and containing the information required by all Applicable Laws, including all applicable corporate and securities legislation and requirements, and a copy of the written opinion of the Company Financial Advisor that states that, as of the date hereof, and based upon and subject to the factors and assumptions set forth therein, the Transaction Consideration is fair, from a financial point of view, to the Company Securityholders;

(e) As soon as practicable after obtaining the Interim Order, the Company shall mail to the Company Securityholders and such other securityholders of the Company or other Third Parties as may be required pursuant to the Interim Order and Applicable Laws and file with the Canadian Securities Regulators, the Company’s Proxy Circular and all other proxy materials for the Company Meeting, and if necessary in order to comply with applicable securities laws, after the Company’s Proxy Circular shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies. The Company shall cause the Company’s Proxy Circular to be mailed in all jurisdictions where the same is required to be mailed;

(f) Prior to the filing of the Company’s Proxy Circular (or any amendment or supplement thereto) with the Canadian Securities Regulators, and during the course of its preparation, the Company shall provide Acquirors and their legal and other advisors with reasonable opportunity to review and comment on it and the Company shall include in such document any comments reasonably proposed by Acquirors and their counsel;

(g) Without limiting the generality of the foregoing, the Company shall ensure that the Company’s Proxy Circular does not contain any misrepresentations of a material fact or any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made (other than with respect to the Acquirors Information);

(h) Acquirors shall ensure that the Acquirors Information does not contain any misrepresentations of a material fact or any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made;

(i) The Company and Acquirors shall each promptly notify each other if at any time before the Effective Date either becomes aware that the Company’s Proxy Circular contains a misrepresentation, or that otherwise requires an amendment or supplement to the Company’s Proxy Circular and the Parties shall cooperate in the preparation of any amendment or supplement to the Company’s Proxy Circular as required or appropriate, and the Company shall promptly mail or otherwise publicly disseminate any amendment or supplement to the Company’s Proxy Circular to Company Securityholders and, if required by the Court or Applicable Laws, file the same with any Governmental Entity and as otherwise required;

(j) The Company shall (i) convene and hold the Company Meeting as soon as practicable, and shall use all reasonable commercial efforts to do so by May 1, 2011 or such later date that may be mutually agreed upon with Acquirors, as provided in the Interim Order, (ii) solicit proxies to be voted at the Company Meeting in favour of the Arrangement, and (iii) not adjourn, postpone or cancel (or propose to adjourn, postpone or cancel) the Company Meeting without the prior written consent of Acquirors, except as required for quorum purposes (in which case the Company Meeting shall be adjourned and not cancelled) or by Applicable Law or by a Governmental Entity;

(k) The Company’s Board of Directors shall include the Company Board Recommendation in the Company’s Proxy Circular and, shall not (i) withdraw or modify in any manner adverse to Acquirors, the Company Board Recommendation or (ii) publicly propose to, or publicly announce that the Company’s Board of Directors has resolved to, take any such action (any of the foregoing, a “Change in Company Board Recommendation”), except as and to the extent expressly permitted by Sections 5.1(q) and 6.9.  Notwithstanding any Change in Company Board Recommendation, unless earlier terminated in accordance with Section 8.1, the Arrangement Resolution shall be submitted to the Company Securityholders at the Company Meeting for consideration and nothing contained herein shall be deemed to relieve the Company of such obligation;

(l) The Company shall provide notice to Acquirors of the Company Meeting and allow representatives of Acquirors to attend the Company Meeting;

(m) The Company shall conduct the Company Meeting in accordance with the Interim Order, the ABCA, the Company Governing Documents and as otherwise required by Applicable Laws; and

(n) The Company shall take all such actions as may be required under the ABCA in connection with the transactions contemplated by this Agreement and the Plan of Arrangement.

6.2 Acquiror Proxy Circular and Acquiror Meeting.  As promptly as practicable following the execution of this Agreement and in compliance with Applicable Laws:

(a) The Company shall prepare the Company Information, in accordance with Applicable Laws, for inclusion in the Acquiror’s Proxy Circular as is reasonably requested by Acquiror or required by Applicable Laws for inclusion in Acquiror’s Proxy Circular and provide the Company Information to Acquiror in a reasonably timely and expeditious manner. The Company shall also use all reasonable commercial efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in Acquiror’s Proxy Circular;

(b) As soon as practicable after the date hereof (but in no event later than 20 Business Days after the date of this Agreement) and subject to the Company’s compliance with Section 6.2(a) Acquiror shall prepare, in consultation with the Company, and file the preliminary Acquiror’s Proxy Circular (which shall be in a form and substance satisfactory to the Company, acting reasonably), together with any other documents required by Applicable Laws in connection with the Acquiror Meeting, with the SEC and in all jurisdictions where Acquiror’s Proxy Circular is required to be filed and in the form and containing the information required by all Applicable Laws, including all applicable corporate and securities legislation and requirements;

(c) The Company shall ensure that the Company Information does not contain any misrepresentations of a material fact or any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made;

(d) The Company and Acquiror shall each promptly notify each other if at any time before the Effective Date either becomes aware that Acquiror’s Proxy Circular contains a misrepresentation, or that otherwise requires an amendment or supplement to Acquiror’s Proxy Circular and the Parties shall cooperate in the preparation of any amendment or supplement to Acquiror’s Proxy Circular as required or appropriate, and Acquiror shall promptly mail or otherwise publicly disseminate any amendment or supplement to Acquiror’s Proxy Circular to Acquiror Stockholders and, if required by Applicable Laws, file the same with any Governmental Entity and as otherwise required;

(e) Prior to the filing of the Acquiror’s Proxy Circular (or any amendment or supplement thereto) with the SEC, and during the course of its preparation, the Acquiror shall provide Company and its legal and other advisors with reasonable opportunity to review and comment on the Company Information included therein and the Acquiror shall include in such document any comments reasonably proposed by Company and its counsel with respect to such Company Information;

(f) Acquiror shall take all such actions as may be required under the Delaware General Corporation Law in connection with the transactions contemplated by this Agreement and the Plan of Arrangement; and

(g) Acquiror shall use all reasonable commercial efforts to cause the shares of Acquiror Common Stock to be issued pursuant to the Arrangement to be approved for listing (subject to official notice of issuance) on the Exchange prior to the Effective Time.

6.3 Amendments.  In a timely and expeditious manner, each of the Company and Acquiror shall prepare (in consultation with the other) and file any mutually agreed (or as otherwise required by Applicable Laws) amendments or supplements to their respective Proxy Circulars (which amendments or supplements shall be in a form satisfactory to each Party, acting reasonably) with respect to the Company Meeting and the Acquiror Meeting (as the case may be) and mail such amendments or supplements, as required by the Interim Order and in accordance with all Applicable Laws, in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all Applicable Laws on the date of the mailing thereof.

6.4 Final Order.  Subject to the approval of the Arrangement at the Company Meeting in accordance with the provisions of the Interim Order, the Company shall file, proceed with and diligently prosecute an application for the Final Order, which application shall be in a form and substance satisfactory to the Parties, acting reasonably.

6.5 Filing to Effect Arrangement.  The Company shall carry out the terms of the Interim Order and the Final Order and, following the issue of the Final Order and the satisfaction, fulfillment or waiver of the conditions in favor of the Company and Acquirors set forth herein, at a time and on a date to be agreed by Acquirors and the Company, file the Final Order and other documents with the Registrar in order for the Arrangement to become effective.

6.6 Copy of Documents.  Except for proxies and other non-substantive communications, each of the Company and Acquiror shall furnish promptly to the other a copy of each notice, report, schedule or other document delivered, filed or received by it in connection with this Agreement, the Arrangement, the Interim Order, the Company Meeting, the Acquiror Meeting or any other meeting at which all the Company Securityholders or Acquiror Stockholders are entitled to attend, to, with or from any Governmental Entity or stock exchange in connection with, or in any way affecting, the transactions contemplated by this Agreement.

6.7 Access to Information; Confidentiality.

(a) Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford to the duly authorized representatives of Acquirors, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, records and officers and, during such period, the

Company shall (and shall cause each of its Subsidiaries to) make available to Acquirors such information concerning its business, properties and personnel as Acquirors may reasonably request.

(b) Upon reasonable notice, the Acquiror shall (and shall cause each of its Subsidiaries to) afford to the duly authorized representatives of Company, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, records and officers and, during such period, the Acquiror shall (and shall cause each of its Subsidiaries to) make available to Company such information concerning its business, properties and personnel as Company may reasonably request; provided, Acquiror shall have no obligation in response to a reasonable request by the Company to provide access to or otherwise disclose to the Company any information or documents, subject to the attorney-client privilege, or concerning any potential or proposed acquisition or disposition of any Person, business operation or material assets by Acquiror or any of its Subsidiaries (or other proposed material transactions) until such time as Acquiror or one of its Subsidiaries enters into a letter of intent with respect thereto.

(c) The Parties will hold any information that is nonpublic in confidence to the extent required by, and in accordance with, the provisions of the Mutual Confidentiality Agreement between Acquiror and the Company, dated November 3, 2010 (the “Confidentiality Agreement”), which Confidentiality Agreement will remain in full force and effect.

(d) No such investigation by Acquirors shall affect the representations and warranties of the Company.

(e) No such investigation by the Company shall affect the representations and warranties of the Acquirors.

6.8 Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each Party will use all reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and Applicable Laws to consummate the Arrangement and the other transactions contemplated by this Agreement as soon as practicable after the date hereof, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, filings and other documents and to obtain as promptly as practicable all Requisite Regulatory Approvals and all other consents, waivers, Orders, approvals, Permits, rulings, authorizations and clearances necessary or advisable to be obtained from any Third Party or any Governmental Entity in order to consummate the Arrangement or any of the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Acquiror agrees to use all reasonable best efforts to, and shall use all reasonable best efforts to cause its Subsidiaries to: (i) in respect of holders of Company Shares who are eligible to, and do, receive Exchangeable Shares under the Arrangement that desire to make the election, to cause ExchangeCo to enter into elections with any such holders who make elections under Section 85 of the Tax Act and any equivalents thereof under provincial laws as set forth in the Plan of Arrangement; (ii) prior to the Effective Time, cause the governing documents of ExchangeCo to be amended to create and/or provide for the Exchangeable Shares and otherwise as required to effect the transactions contemplated hereby; (iii) to reserve or have available a sufficient number of shares of Acquiror Common Stock for issuance upon the exchange from time to time of Exchangeable Shares; (iv) to promptly prepare and file the Acquiror Proxy Circular, convene and hold the Acquiror Meeting, and solicit proxies to be vote at the Acquiror Meeting to approve the issuance of the Acquiror Common Stock as contemplated by this Agreement; and (v) file a registration statement on Form S-3 (or other applicable form) (the “S-3 Registration Statement”) with the SEC in order to register under the Securities Act the Acquiror Shares issuable from time to time after the Effective Time upon exchange of the Exchangeable Shares and shall use all reasonable best efforts to cause the S-3 Registration Statement to become effective and to maintain the effectiveness of such registration so long as any Exchangeable Shares remain outstanding (other than those Exchangeable Shares held by Acquiror or any of its affiliates) or until such earlier time as Acquiror determines that the securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144, as determined by Acquiror, acting reasonably. Without limiting the generality of the foregoing, the Company agrees to use all reasonable commercial efforts to determine whether the Company qualifies for an exemption available under Applicable Law such that the vote contemplated in Section 2.2(d)(ii) would not be required and if it does so qualify, to avail itself of such exemption.

(b) Each of Acquirors and the Company shall, in connection with the efforts referenced in Section 6.8(a), use all reasonable commercial efforts to (i) cooperate in all respects with each other in connection with any filing or submission, including filings or submissions with the SEC and the Canadian Securities Regulators with respect to any of the transactions contemplated by this Agreement, which cooperation shall include allowing the other Parties and their legal and other advisors the reasonable opportunity to review and comment on drafts of such filings and submissions and including in such document any comments reasonably proposed by the other Parties and their counsel, (ii) cooperate in all respects with each other in connection with any investigation or other inquiry, including any Proceeding initiated by a private party challenging the Arrangement, (iii) promptly inform the other Party of the status of any of the matters contemplated hereby, including providing the other Party with a copy of any written communication (or summary of oral communications) received by such Party from, or given by such Party to, any Governmental Entity and of any written communication (or summary of oral communications) received or given in connection with any Proceeding by a private party challenging the Arrangement, in each case regarding any of the transactions contemplated hereby, and (iv) to the extent practicable, consult with each other in advance of any meeting or conference with any such Governmental Entity or, in connection with any Proceeding by a private party challenging the Arrangement, with any such other Person, and to the extent permitted by any such Governmental Entity or other Person, give the other Party the opportunity to attend and participate in such meetings and conferences.

(c) In furtherance and not in limitation of the covenants of the Parties contained in this Section 6.8, if (i) any objections are asserted with respect to the transactions contemplated hereby under any Law, (ii) any administrative or judicial action or Proceeding is instituted (or threatened to be instituted) by any Governmental Entity or private party challenging the Arrangement or the other transactions contemplated hereby as violative of any Law or which would otherwise prevent, delay or impede the consummation, or otherwise materially reduce the contemplated benefits, of the Arrangement or the other transactions contemplated hereby, or (iii) any Law is enacted, entered, promulgated or enforced by a Governmental Entity which would make the Arrangement or the other transactions contemplated hereby illegal or would otherwise prevent, delay or impede the consummation, or otherwise materially reduce the contemplated benefits, of the Arrangement or the other transactions contemplated hereby, then each of the Company and Acquiror shall use all reasonable commercial efforts to resolve any such objections, actions or Proceedings so as to permit the consummation of the transactions contemplated by this Agreement.

(d) In furtherance and not in limitation of the covenants of the Parties contained in this Section 6.8, but subject to first complying with the obligations of Section 6.8(c), if any of the events specified in Section 6.8(c)(ii) or (iii) occurs, then each of Acquiror and the Company shall cooperate in all respects with each other and use all reasonable commercial efforts to contest and resist any such administrative or judicial action or Proceeding and to have vacated, lifted, reversed or overturned any judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prevents, materially delays or materially impedes the consummation, or otherwise materially reduces the contemplated benefits, of the Arrangement or the other transactions contemplated by this Agreement so as to permit consummation of the transactions contemplated by this Agreement, and each of Acquirors and the Company shall use its or their reasonable commercial efforts to defend, at its own cost and expense, any such administrative or judicial actions or Proceedings.

(e) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.8 shall limit a Party’s right to terminate this Agreement pursuant to Sections 8.1(b) or 8.1(c) so long as such Party has otherwise complied with its obligations under this Section 6.8 prior to such termination.

6.9 No Solicitation; Third-Party Proposals.

(a) The Company shall not, directly or indirectly, through any of its officers or directors or any employee, representative or agent of the Company or any of its Subsidiaries (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) acting, directly or indirectly, at the direction of any officer or director of the Company, (i) initiate, solicit, or knowingly encourage inquiries or proposals with respect to an Acquisition Proposal other than from Acquirors, (ii) engage in any discussions or negotiations concerning, or provide any confidential information or data to any Third Party in connection with an Acquisition Proposal (except to notify such Person as to the existence of the provisions of this Section 6.9), or knowingly take any other action with the purpose or intention of facilitating any other inquiries or the making of any proposal that constitutes, or that reasonably may be expected to lead to, any Acquisition Proposal, or (iii) except as permitted by Section 6.9(g) below, enter into any agreement (other than a confidentiality agreement permitted by Section 6.9(b) below) with respect to any Acquisition Proposal or approve or resolve to approve any Acquisition Proposal.

(b) Notwithstanding the foregoing, prior to the Effective Date, the Company may, in response to an unsolicited Acquisition Proposal received by the Company which did not result from a breach of this Section 6.9, furnish information to, or enter into discussions or negotiations with, or waive any standstill with, any Person that has made an unsolicited bona fide written Acquisition Proposal if, and only to the extent that (A) such Acquisition Proposal, if consummated, would constitute a Superior Proposal or the Company’s Board of Directors, after consulting with the Company’s outside legal advisors, determines in good faith that such Acquisition Proposal, after furnishing such information and entering into such discussions or negotiations, could reasonably be expected to result in a Superior Proposal, (B) the Company and its Subsidiaries are otherwise in compliance with this Section 6.9 (including, prior to furnishing such information to, or entering into discussions or negotiations with, such Person, by providing written notice to Acquiror to the effect that it is furnishing information to, or entering into discussions or negotiations with, such Person), (C) prior to furnishing such information, the Company receives from such Person an executed confidentiality agreement with terms substantially similar to and no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood and hereby agreed that such confidentiality agreement must contain a “standstill” or similar provision that prohibits such Person from making an Acquisition Proposal, acquiring the Company or taking any other related action except and to the limited extent permitted by the Confidentiality Agreement); provided, however, that the Company may enter into discussions or negotiations solely with respect to entering into such confidentiality agreement without breaching this Section 6.9, and (D) the Company keeps Acquirors informed, on a reasonably current basis, of the status of any such discussions or negotiations as provided above. In the event that the Company provides any information to such Person that the Company has not previously provided to Acquiror, the Company shall promptly provide such information to Acquiror. The Company shall notify Acquirors within 24 hours after the receipt of any unsolicited Acquisition Proposal.

(c) The Company shall promptly (and, in any event, within one Business Day) (i) notify Acquirors of the existence of any proposal, discussion, negotiation or inquiry received by the Company with respect to any Acquisition Proposal, the material terms and conditions of any proposal, discussion, negotiation or inquiry that it may receive and the identity of the Person making such proposal or inquiry, and any modification thereof or amendment thereto and (ii) provide Acquirors a copy of any such proposal or inquiry and any modification thereof or amendment thereto. The Company will keep Acquirors reasonably apprised of any related developments, discussions, and negotiations.

(d) Except as provided herein, the Company shall immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Acquirors) conducted heretofore with respect to any Acquisition Proposal.

(e) Nothing contained in this Section 6.9 shall prohibit the Company or the Company’s Board of Directors (i) from making any disclosure to the Company’s shareholders if, in the good faith judgment of the Company’s Board of Directors, after consultation with outside counsel, failure to make such disclosure would be inconsistent with Applicable Law and (ii) complying with Multilateral Instrument 62-104 — Take-Over Bids and Issuer Bids and similar provisions under Applicable Laws relating to the provision of directors’ circulars and making appropriate disclosure with respect thereto to Company Securityholders.

(f) Except as set forth in this Section 6.9(f), neither the Company’s Board of Directors nor any committee thereof shall (i) approve or recommend, or propose to approve or recommend, any Acquisition Proposal (other than from Acquiror), (ii) cause or permit the Company to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with respect to any Acquisition Proposal (other than from Acquiror) or (iii) in connection with an Acquisition Proposal withdraw or modify in a manner adverse to Acquirors, or publicly propose to withdraw or modify in a manner adverse to Acquirors, the Company Board Recommendation. Notwithstanding the foregoing provisions of this Section 6.9(f), the Company’s Board of Directors may, at any time, make a Change in Company Board Recommendation (i) if the Company Board receives a Superior Proposal, and has concluded in good faith, after consultation with the Company’s outside legal advisors, that in light of the Superior Proposal the failure of the Company’s Board of Directors to effect a Change in Company Board Recommendation would be inconsistent with the directors’ exercise of their fiduciary obligations under Applicable Law; or (ii) in response to any material event, development, circumstance, occurrence or change in circumstances or facts not related to an Acquisition Proposal that was not known to the Board of Directors or senior management of the Company on the date hereof, that would have a material highly favorable impact on the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of the Company and its Subsidiaries taken as a whole (an “Intervening Event”), and the Company’s Board of Directors has concluded in good faith, after consultation with the Company’s outside legal advisors, that in light of the Intervening Event, the failure of the Company’s Board of Directors to effect a Change in Company Board Recommendation would be inconsistent with the directors’ exercise of their fiduciary obligations under Applicable Law; provided, however, that the following shall not constitute an Intervening Event: changes in the financial or securities markets or general economic or political conditions in the world, general conditions in the industry in which the Company and its Subsidiaries operate, any change in the price of oil or natural gas, discovery of successful wells, or any oil and gas discovery.

(g) At any time prior to the Effective Date, the Company may, in response to a Superior Proposal that did not result from a breach of this Section 6.9, terminate this Agreement by written notice to Acquirors and concurrently with such termination enter into a definitive agreement providing for the transactions contemplated by such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to this Section 6.9(g), and any purported termination pursuant to Section 6.9(g) shall be void and of no force or effect, unless, the Company shall have complied with all the provisions of this Section 6.9, including the notification provisions in this Section 6.9(g), and with all applicable requirements of Section 8.2(b) (including the payment of the Damages Fee in accordance therewith) in connection with such Superior Proposal; and provided further, however, that the Company shall not exercise its right to terminate this Agreement pursuant hereto: (1) until after the third Business Day following actual receipt by Acquirors of written notice from the Company advising Acquirors that the Company has received a Superior Proposal, specifying the material terms and conditions of the Superior Proposal and attaching the most current versions of the proposed definitive agreement, all exhibits and other attachments thereto and agreements (such as shareholder agreements) ancillary thereto to effect such Superior Proposal, and identifying the Person making such Superior Proposal (a “Notice of Superior Proposal”) and stating that the Company’s Board of Directors intends to cause the Company to exercise its right to terminate this Agreement pursuant hereto (it being understood and agreed that, prior to any termination pursuant to this Section 6.9(g) taking effect, any amendment to the price or any other material term of a Superior Proposal (such amended Superior Proposal, a “Modified Superior Proposal”) shall require a new Notice of Superior Proposal and a new three Business Day period with respect to such Modified Superior Proposal) and (2) unless either (A) on or before the expiration of the three Business Day period following the actual receipt by Acquiror of any Notice of Superior Proposal, Acquiror does not make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal (a “Matching Agreement”) in response to such Superior Proposal or (B) following receipt of a Matching Agreement within the three Business Day period, the Company’s Board of Directors concludes in good faith, after consultation with the Company’s outside legal advisors and after taking into consideration the Matching Agreement, that the Superior Proposal to which the Notice of Superior Proposal relates continues to be a Superior Proposal.

(h) Nothing contained in this Agreement shall prevent the Company or the Company’s Board of Directors from (1) complying with Applicable Canadian Securities Laws analogous to Rule 14d-9 and Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the 1934 Act, (2) disclosing factual information regarding the business, financial condition or results of operations of Acquirors or the Company or the fact that an Acquisition

Proposal has been made, the identity of the party making such proposal or the material terms of such proposal in the Company’s Proxy Circular or otherwise, to the extent that Company or the Company’s Board of Directors in good faith determines that such information, facts, identity or terms is required to be disclosed under Applicable Law or that failure to make such disclosure would be inconsistent with its fiduciary duties under Applicable Law or (3) from making any required disclosure to the Company’s Shareholders if the Company’s Board of Directors determines in good faith, after consultation with outside counsel, that such action is necessary for the Company’s Board of Directors to comply with its fiduciary duties under Applicable Law; provided, however, that any statement or disclosure made by or on behalf of the Company’s Board of Directors (other than a “stop, look and listen communication” of the type contemplated by Rule 14d-9(f) under the Exchange Act, and within the time period contemplated by Rule 14d-9(f)(3)) shall be deemed to be a Change in Company Board Recommendation unless it is accompanied by a statement of the Company’s Board of Directors expressly reaffirming the Company Board Recommendation in connection with such statement or disclosure.

(i) “Acquisition Proposal” means any inquiry, proposal or offer whether in writing or otherwise, with respect to (a) any purchase of an equity interest (including by means of a tender or exchange offer) representing more than 20% of the voting power in the Company or any of its Subsidiaries, (b) a merger, plan of arrangement, takeover bid, amalgamation, consolidation, other business combination, reorganization, recapitalization, dissolution, liquidation or similar transaction involving the Company or any of its Subsidiaries or (c) any purchase of assets, businesses, securities or ownership interests (including the securities of any Subsidiary of the Company) representing more than 20% of the consolidated assets of the Company and its Subsidiaries.

(j) For purposes of this Agreement, “Superior Proposal” means an unsolicited, bona fide written Acquisition Proposal made by a Third Party which the Company’s Board of Directors concludes in good faith, after receipt of advice from an independent financial advisor, and after consultation with the Company’s outside legal counsel, taking into account the legal, financial, regulatory, timing and other aspects of the proposal and the Person making the proposal (including any break-up fees, expense reimbursement provisions and conditions to consummation): (i) is more favorable to the shareholders of the Company from a financial point of view, than the transactions contemplated by this Agreement (after giving effect to any adjustments to the terms and provisions of this Agreement committed to in writing by Acquirors in response to such Acquisition Proposal) and (ii) is fully financed or the Company’s Board of Directors has received a commitment letter that such Acquisition Proposal will be fully financed, reasonably likely to receive all required governmental approvals on a timely basis and otherwise reasonably capable of being completed on the terms proposed; provided that, for purposes of this definition of “Superior Proposal,” the term Acquisition Proposal shall have the meaning assigned to such term in Section 6.9(i), except that (i) the reference to “more than 20%” in clause (a) of the definition of “Acquisition Proposal” shall be deemed to be a reference to “all,” (ii) the reference to “more than 20%” in clause (c) of the definition of “Acquisition Proposal” shall be deemed to be a reference to “substantially all,” and (iii) “Acquisition Proposal” shall only be deemed to refer to a transaction involving the Company.

6.10 Fees and Expenses.  Whether or not the Arrangement is consummated, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such Expense, except as otherwise provided in Section 8.2.

6.11 Indemnification.

(a) From and after the Effective Time, Acquiror shall, to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of its Subsidiaries (each an “Indemnified Party”) against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Proceeding based in whole or in part on or arising in whole or in part out of the fact that such Person is or was a director, officer or employee of the Company or any Subsidiary of the Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective

Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) to the same extent such Persons are indemnified or have the right to advancement of expenses as of the date of this Agreement by the Company pursuant to the Company Governing Documents.

(b) The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs, executors, administrators and other representatives (collectively, “Third Party Beneficiaries”) and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. Acquiror shall hold the rights and benefits of this Section 6.11 in trust for and on behalf of the Third Party Beneficiaries and Acquiror hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries.

(c) Prior to the Effective Time and conditioned on the occurrence of the Closing, Acquiror shall purchase a director and officer “tail” policy in respect of acts or omissions occurring prior to the Effective Time covering each Indemnified Party currently covered by the Company’s officers’ and directors’ liability insurance policy for a period of 6 years after the Effective Time on terms with respect to coverage and amount generally comparable to those of such policy in effect on the date hereof; provided, however, that Acquiror shall not be required to expend an amount in excess of U.S. $100,000 in aggregate premiums over such six-year period pursuant to such “tail” policy (the “Insurance Amount”); provided, further, that if such “tail” coverage can only be obtained at an aggregate premium amount in excess of the Insurance Amount, Acquiror will obtain the maximum amount of “tail” coverage obtainable for an aggregate premium equal to the Insurance Amount; and provided, further, that Acquiror shall have the right to select the insurance broker for, and make all arrangements relating to, such coverage, acting reasonably.

6.12 Public Announcements.  Except in respect of any announcement required by Applicable Law or by obligations pursuant to any listing agreement with or rules of the Exchange or the TSXV in which it is impracticable to consult with each other, Acquirors and the Company shall consult with each other before issuing any press release or, to the extent practical, otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby. In addition to the foregoing, except to the extent disclosed in or consistent with the Proxy Circulars in accordance with the provisions of Section 6.1 and Section 6.2 or as otherwise permitted under Section 5.2 or required by Applicable Law, no Party shall issue any press release or otherwise make any public statement or disclosure concerning another Party or such other Party’s business, financial condition or results of operations without the consent of such other Party, which consent shall not be unreasonably withheld or delayed.

6.13 Employee Benefits.

(a) For a period of one year following the Effective Time, Acquiror agrees that, subject to any transition period of not more than 90 days (during which time the existing Company Benefit Plans, other than equity plans, will be maintained), and subject to any applicable plan provisions, contractual requirements or Applicable Law, all employees of the Company who continue employment with Acquiror after the Effective Time (“Continuing Employees”) shall be eligible to participate in Acquiror’s benefit plans, to substantially the same extent as, and not more favorably than, similarly situated employees of Acquiror.

(b) Acquiror shall, to the extent permitted by Acquiror benefits plans, (i) waive, or shall cause to be waived, any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan in which any Continuing Employee is eligible to participate following the Closing to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such Continuing Employee immediately prior to the Closing under the analogous Company Benefit Plan in which such Continuing Employee participated, (ii) provide, or cause to be provided, each Continuing Employee with credit for any co-payments and deductibles paid prior to the Closing (to the same extent such credit was given under the analogous Company Benefit Plan prior to the Closing) in satisfying any applicable deductible or out-of-pocket requirements and (iii) recognize service prior to the Closing with the Company and any of its Subsidiaries for purposes of eligibility to participate and vesting (and, in respect of vacation benefits, determination of level of benefits) to the same extent such service was recognized by the Company or any of its Subsidiaries under the analogous Company Benefit Plan in which such Continuing Employee participated immediately prior to the Closing; provided that the foregoing shall not apply to the extent it would result in any duplication of benefits for the same period of service, provided further, that the foregoing shall not apply to the extent (i) the consent of any third party is required, if Acquiror has used all reasonable commercial efforts to obtain the consent of such third party and such third party has denied their consent or (ii) providing such benefits would cause Acquiror to incur significant additional costs.

6.14 Opinion of Financial Advisor; Brokers.  The Company shall provide to Acquiror a copy of the written opinion of the Company Financial Advisor that states that, as of the date thereof, which date shall be no later than the date of the Company’s Proxy Circular, and based upon and subject to the factors and assumptions set forth therein, the Transaction Consideration is fair, from a financial point of view, to the Company Securityholders, as soon as practicable after the opinion becomes available to the Company.

6.15 Preferential Rights.  To the extent the transactions contemplated hereby trigger any preferential rights to purchase, consents, approvals or authorizations with respect to any of the Oil and Gas Interests owned by the Company or one of its Subsidiaries, the Company or one of its applicable Subsidiaries shall use reasonable commercial efforts to secure waivers of such preferential rights or to obtain any such consents, approvals or authorizations.

6.16 Governance Matters.  Acquiror will, promptly following the Closing, cause R. Glenn Dawson, the President and CEO of the Company, to be elected or appointed to the Acquiror Board, subject to satisfaction of all legal and governance requirements regarding service as a director of Acquiror, including requisite action by the Nominating Committee of the Acquiror Board.

6.17 Additional Agreements.  In case at any time on or prior to the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each Party shall take all such necessary action. Without limiting the generality of the foregoing,

(a) Acquiror and ExchangeCo shall (and Acquiror shall cause its subsidiary MHR Callco Corporation to) execute and deliver a Support Agreement containing substantially the same terms and conditions set forth in Exhibit C, together with such other terms and conditions as may be agreed to by the Parties, acting reasonably; and

(b) Acquiror, ExchangeCo and a Canadian trust company to be mutually agreeable to Acquiror and the Company, each acting reasonably, shall execute and deliver a Voting and Exchange Trust Agreement containing substantially the same terms and conditions set forth in Exhibit D, together with such other terms and conditions as may be agreed to by the Parties, acting reasonably.

6.18 Updated Company Reserve Report.  The Company will provide Acquiror a true and correct copy of the U.S. and Canadian reserve report evaluating the proved and probable reserves of the Company and its Subsidiaries with an effective date of December 31, 2010 and prepared by AJM Petroleum Consultants (the “Updated Company Reserve Report”) promptly following its receipt by the Company and in any event prior to February 15, 2011.

6.19 Company U.S. Oil and Gas Interest Schedule.  The Company will provide to Acquiror within 14 calendar days of the date of this Agreement an updated schedule of the Oil and Gas Interests of the Company and its Subsidiaries within the United States (which shall also include the information specified in Sections 3.20(c) and 3.23) in the form attached hereto as Exhibit E, with respect to Company U.S. Mineral Leases, and Schedule G to the Company Disclosure Schedule, with respect to Wells located in the United States (collectively, the ‘‘Updated Company U.S. Oil and Gas Interest Schedule”) as of the most recent practicable date.

6.20 Updated Acquiror Reserve Report.  Acquiror will provide to the Company a true and correct copy of Acquiror’s updated reserve report effective December 31, 2010 and prepared by Cawley, Gillespie &

Associates, Inc. (the “Updated Acquiror Reserve Report”) promptly after receipt of same, but in no event later than March 15, 2011.

6.21 Company Broker Warrants.  Within 14 calendar days following the date of this Agreement, the Company shall deliver to Acquiror a written agreement from each holder of a Company Broker Warrant (or a person authorized to sign on behalf of the holder) stating that the holder will exercise its Company Broker Warrant prior to the Effective Time and that any outstanding Company Broker Warrants that are not exercised as of the Effective Time (and that are to remain outstanding after the Effective Time), will be converted upon consummation of the transactions contemplated by this Agreement into warrants that entitle the holder thereof to acquire shares of Acquiror Common Stock (instead of shares of equity capital of the Company), such conversion to be on the same basis as the exchange of Company Shares for Acquiror Common Stock as set forth in the Plan of Arrangement.

6.22 Mutual Release.  Acquiror, on behalf of itself and the Company, will enter into a mutual release with each director and/or officer of the Company and Subsidiary of the Company at Closing in a form mutually acceptable to Acquiror and such director and/or officer, each acting reasonably; provided, that for the avoidance of doubt, the Parties hereto acknowledge and agree that if a director and/or officer fails to enter into such a mutual release, then Acquiror shall not be deemed to have breached this Section 6.22 with respect to such director and/or officer, and such failure shall not give rise to the failure of any condition to the obligation of the Company to effect the Arrangement to be satisfied or otherwise fulfilled.

ARTICLE 7

CONDITIONS PRECEDENT

7.1 Conditions to Each Party’s Obligation to Effect the Arrangement.  The respective obligation of each of the Parties to effect the Arrangement shall be subject to the satisfaction of the following conditions on or prior to the Effective Date or such other date specified:

(a) Interim Order.  The Interim Order shall have been granted in form and substance satisfactory to each of Acquirors and the Company, acting reasonably, and such order shall not have been set aside or modified in a manner unacceptable to Acquirors and the Company, acting reasonably, on appeal or otherwise.

(b) Shareholder Approvals.  (i) The Arrangement Resolution shall have been approved by the Company Securityholders in accordance with the Interim Order, the ABCA and the requirements of any applicable regulatory authority, and in form and substance satisfactory to Acquiror and the Company acting reasonably and (ii) Acquiror shall have obtained the Acquiror Stockholder Approval.

(c) Final Order.  The Final Order shall have been granted in form and substance satisfactory to Acquiror and the Company, acting reasonably.

(d) Effective Date.  The Effective Date shall be on or before May 31, 2011.

(e) Exchange Listing.  The shares of Acquiror Common Stock to be issued under the Arrangement, including the shares of Acquiror Common Stock to be issued upon exchange of the Exchangeable Shares, shall have been authorized for listing on the Exchange and will be freely tradeable without requirement for further registration under Applicable Canadian Securities Laws in Canada and the Securities Act in the United States and with respect only to the shares of Acquiror Common Stock issuable upon exchange of the Exchangeable Shares, subject to official notice of issuance and the effectiveness of the S-3 Registration Statement; provided, that former Company Securityholders who become affiliates of Acquiror shall be subject to restrictions with respect to such shares in accordance with the rules and regulations promulgated under Applicable Law.

(f) Requisite Regulatory Approvals.  The authorizations, consents, Orders or approvals of, or declarations or filings with, and the expirations of waiting periods required from a Governmental Entity set forth in Section 7.1(f) of the Acquiror Disclosure Schedule shall have been filed, have occurred or been obtained (all such authorizations, Orders, declarations, approvals, filings and consents and the lapse of all such waiting periods being referred to as the “Requisite Regulatory Approvals”), and all such Requisite Regulatory Approvals shall be in full force and effect.

(g) No Injunctions or Restraints; Illegality.  No temporary restraining Order, preliminary or permanent injunction or other Order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the Arrangement shall be in effect.

(h) Burdensome Condition.  There shall not be (i) any action taken, or any Law enacted, entered, enforced or deemed applicable to the Arrangement or the transactions contemplated by this Agreement by any Governmental Entity of competent jurisdiction, or (ii) any circumstance arising, or transaction, agreement, arrangement or instrument entered into, or which would be necessary to be entered into, in connection with the Arrangement or the transactions contemplated by this Agreement, which, in either case:

(i) makes illegal or otherwise directly or indirectly restrains, enjoins or prohibits the Arrangement or any other transactions contemplated herein; or

(ii) results in a judgment or assessment of material damages directly or indirectly relating to the transactions contemplated herein.

The foregoing conditions are for the mutual benefit of the Company and Acquirors and may be asserted or waived by the Company and Acquirors (with respect to such Party) in their sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which the Company and Acquirors may have.

7.2 Conditions to Obligations of Acquirors.  The obligation of Acquirors to effect the Arrangement is subject to the satisfaction of the following conditions on or prior to the Effective Date or such other date specified:

(a) Representations and Warranties.  Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date hereof and as of the Effective Date as though made on and as of the Effective Date (except for such representations and warranties made only as of a specified date, which shall be true and correct as of the specified date), except for such failures of representations and warranties to be so true and correct (for this purpose disregarding any qualification or limitation as to materiality or Company Material Adverse Effect) that do not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and Acquirors shall have received a certificate signed on behalf of the Company by an authorized executive officer of the Company to such effect.

(b) Performance of Obligations of the Company.  The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Effective Time, and Acquirors shall have received a certificate signed on behalf of the Company by an authorized executive officer of the Company to such effect.

(c) Company Proxy Circular.  The Company shall have mailed the Company’s Proxy Circular and other documentation required in connection with the Company Meeting to the Company Securityholders no later than three Business Days following the issuance of the Interim Order.

(d) Dissent Rights.  Holders of not greater than 5% of the outstanding Company Shares and Company Options, in the aggregate, shall have validly exercised rights of dissent in respect of the Arrangement that have not been withdrawn as of the Effective Time.

(e) Mutual Releases and Resignations.  Executed mutual releases and resignations in a form acceptable to Acquiror acting reasonably shall have been received by Acquiror on or prior to the Effective Time from i) each director of the Company and each director of each Subsidiary of the Company, and

(ii) each officer of the Company and of each Subsidiary of the Company (unless otherwise designated by Acquiror).

(f) No Convertible Securities.  The Company shall have complied with its obligations pursuant to Section 6.21, and Acquirors shall be satisfied, acting reasonably, that there will be no options, warrants or other rights (including any Company Options) , requiring the issuance of any securities of the Company or its Subsidiaries or any securities convertible into, or exchangeable for, or otherwise evidencing a right to acquire any securities of the Company or its Subsidiaries after giving effect to the Arrangement.

(g) Resolutions.  The Company shall have furnished Acquirors with:

(i) certified copies of the resolutions duly passed by the Company’s Board of Directors approving this Agreement and the consummation of the transactions contemplated hereby; and

(ii) certified copies of the resolutions of the Company Securityholders duly passed at the Company Meeting, approving the Arrangement Resolution.

(h) No Litigation.  No Proceeding shall be pending or threatened: (i) challenging or seeking to restrain or prohibit the consummation of the Arrangement or the other transactions contemplated by this Agreement; (ii) seeking to prohibit or limit in any material respect Acquiror’s ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Company; (iii) which would materially and adversely affect the right of the Company to own the assets or operate the business of the Company; or (iv) seeking to compel Acquirors or the Company or any of their respective Subsidiaries to dispose of or hold separate any material assets as a result of the Arrangement or the other transactions contemplated by this Agreement; provided, however, the condition to the obligation of Acquirers set forth in this Section 7.2(h) shall not apply to a Proceeding brought by a Company Securityholder (excluding, for purposes of this provision, any Company Securityholder who is a party to the Support Agreement), whether on such holder’s own behalf or on behalf of the Company, of the nature described in clause (i) of this Section 7.2(h).

(i) Burdensome Condition with Respect to Acquirors.  There shall not be (i) any action taken, or any Law enacted, entered, enforced or deemed applicable to the Arrangement or the transactions contemplated by this Agreement by any Governmental Entity of competent jurisdiction, or (ii) any circumstance arising, or transaction, agreement, arrangement or instrument entered into, or which would be necessary to be entered into, in connection with the Arrangement or the transactions contemplated by this Agreement, which, in either case, imposes any term, condition, obligation or restriction upon Acquirors or their Subsidiaries which, individually or the aggregate, would reasonably be expected to have an Acquiror Material Adverse Effect after the Effective Time.

(j) Opinion of Financial Advisor.  Acquiror shall have received a copy of the written opinion of the Company Financial Advisor referenced inSection 6.14 and such written opinion shall not have been amended or rescinded.

(k) Updated Company Reserve Report.  The Updated Company Reserve Report shall have been delivered to Acquirors as contemplated by Section 6.18, and such report shall not materially and adversely differ from the AJM Reserve Report dated November 26, 2010, as determined by Acquiror acting reasonably.

(l) Lease Schedule.  The Company shall have provided Acquiror with the Updated Company U.S. Oil and Gas Interest Schedule as contemplated by Section 6.19, and the contents of such schedule shall not differ materially and adversely from the Company Acquisition Schedules referenced in clauses (i) and (ii) of the definition of “Company Acquisition Schedules”, as determined by Acquiror, acting reasonably; provided, that unless Acquiror notifies the Company in writing that such Updated Company U.S. Oil and Gas Interest Schedule differs materially and adversely from the Company Acquisition Schedules referenced in clauses (i) and (ii) of the definition of “Company Acquisition Schedules” within 14 calendar days after Acquiror’s receipt of same within the time period specified in Section 6.19, then this condition shall be deemed to have been satisfied.

(m) Material Adverse Change.  From and after the date hereof and prior to the Effective Time, no event, circumstance, fact or change shall have occurred that, individually or in the aggregate, has had, or is reasonably expected to have, a Company Material Adverse Effect.

The conditions in this Section 7.2 are for the exclusive benefit of Acquirors and may be asserted or waived by Acquirors in their sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Acquirors may have.

7.3 Conditions to Obligations of the Company.  The obligation of the Company to effect the Arrangement is subject to the satisfaction of the following conditions on or prior to the Effective Date or such other date specified:

(a) Representations and Warranties.  Each of the representations and warranties of Acquirors set forth in this Agreement shall be true and correct as of the date hereof and as of the Effective Date as though made on and as of the Effective Date (except for such representations and warranties made only as of a specified date, which shall be true and correct as of the specified date), except for such failures of representations and warranties to be so true and correct (for this purpose disregarding any qualification or limitation as to materiality or Acquiror Material Adverse Effect) that do not have, and would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect, and the Company shall have received a certificate signed on behalf of Acquirors by authorized executive officers of Acquirors to such effect.

(b) Performance of Obligations of Acquirors.  Acquirors shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Acquirors by authorized executive officers of Acquirors to such effect.

(c) Resolutions.  Acquirors shall have furnished the Company with (i) certified copies of the resolutions duly passed by the respective Boards of Directors of Acquiror and ExchangeCo approving this Agreement and the consummation of the transactions contemplated hereby and (ii) certified copies of the resolutions of the Acquiror Stockholders duly passed at the Acquiror Meeting evidencing the Acquiror Stockholder Approval.

(d) Officer’s Certificate.  If Acquiror consummates the acquisition of NGAS Resources, Inc. prior to Closing, Acquiror shall have furnished to the Company a certificate signed on behalf of Acquiror by an authorized executive officer of Acquiror certifying that to the Knowledge of such officer, there has been no adverse change in the assets, liabilities or operations of NGAS Resources, Inc. or its Subsidiaries that would have a material adverse affect on NGAS Resources, Inc. and its Subsidiaries taken as a whole, since the consummation of the acquisition of NGAS Resources, Inc. by Acquiror.

(e) Material Adverse Change.  From and after the date hereof and prior to the Effective Time, no event, circumstance, fact or change shall have occurred that, individually or in the aggregate, has had, or is reasonably expected to have, an Acquiror Material Adverse Effect.

The conditions in this Section 7.3 are for the exclusive benefit of the Company and may be asserted or waived by the Company in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which the Company may have.

ARTICLE 8

TERMINATION AND AMENDMENT

8.1 Termination.  This Agreement may be terminated at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating Party or Parties, whether before or after the

Court grants an Interim Order or Final Order or the Required Company Vote or the Acquiror Stockholder Approval has been obtained:

(a) by mutual consent of Acquirors and the Company in a written instrument;

(b) by either Acquirors or the Company, upon written notice to the other Party, if a Governmental Entity of competent jurisdiction that must grant a Requisite Regulatory Approval has denied granting of such Requisite Regulatory Approval and such denial has become final and non-appealable; or any Governmental Entity of competent jurisdiction shall have issued an Order or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Arrangement, and such injunction, Order or ruling or other action has become final and non-appealable; provided, however, that (i) the Party seeking to terminate this Agreement shall have used all reasonable commercial efforts to remove or lift such injunction, Order or ruling and (ii) the right to terminate this Agreement under this Section 8.1(b) shall not be available to any Party whose failure to comply with Section 6.8 or any other provision of this Agreement has been the cause of, or resulted in, the denial of the Requisite Regulatory Approval or such Order, ruling or other action;

(c) by either Acquirors or the Company, upon written notice to the other Party, if the Arrangement shall not have been consummated on or before May 31, 2011; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to any Party whose failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

(d) by either Acquirors or the Company, if (i) the Required Company Vote has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Company Meeting; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(d)(i) if any director, officer or employee of the Company or any Subsidiary of the Company who is a party to a Support Agreement shall not have voted its Company Shares, Company Options or Company Broker Warrants in accordance with the Support Agreement or shall have breached any of its other material obligations thereunder, or (ii) the Acquiror Stockholder Approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Acquiror Meeting; provided, however, that in the case of either clause (i) or (ii) of this Section 8.1(d), no Party shall be entitled to terminate this Agreement pursuant to this Section 8.1(d) if such Party’s failure to comply with any provision of this Agreement has been the cause of, or resulted in, the failure to obtain the required vote upon a final vote taken at the Company Meeting or the Acquiror Meeting, as applicable;

(e) by Acquirors, upon written notice to the Company, if:

(i) (A) the Company Board fails to make or has withdrawn or changed the Company Board Recommendation in any manner adverse to Acquiror, (B) the Company shall have entered into any agreement with respect to any Acquisition Proposal, or (C) the Company Board shall have resolved to do any of the foregoing or publicly announced its intention to do any of the foregoing;

(ii) a bona fide Acquisition Proposal is publicly announced, proposed, offered or made to the Company Shareholders or to the Company and not publicly withdrawn and the Company Securityholders do not approve the Arrangement as required in the Interim Order or the Arrangement is not submitted for their approval;

(iii) the Company accepts, recommends, approves or enters into an agreement to implement a Superior Proposal, or publicly announces its intention to do any of the foregoing; or

(iv) the Company has breached any of the covenants and agreements set forth in Section 6.9;

(f) by the Company in accordance with the terms and conditions of Section 6.9(g); and

(g) if any of the conditions precedent set forth in Sections 7.1, 7.2 or 7.3 hereof shall have not been satisfied or waived by the Party or Parties for whose benefit such condition is provided on or before the date required for the performance thereof, by the Party for whose benefit the condition precedent is provided upon written notice to the other Party. Such notice shall specify in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent.

8.2 Effect of Termination.

(a) In the event of termination of this Agreement by either the Company or Acquirors as provided in Section 8.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of Acquirors or the Company, except with respect to Section 6.7 (Access to Information; Confidentiality), Section 6.10 (Fees and Expenses), this Section 8.2 (Effect of Termination), and Article 9 (General Provisions), which shall survive such termination and except that no Party shall be relieved or released from any liabilities or damages arising out of its willful breach of this Agreement.

(b) If at any time after the execution of this Agreement and prior to its termination:

(i) the Company Board fails to make or has withdrawn or changed the Company Board Recommendation referred to in Section 3.14 in a manner adverse to Acquirors or shall have resolved to do so or publicly announced its intention to do so prior to the Effective Date;

(ii) prior to the termination of this Agreement, a bona fide Acquisition Proposal is publicly announced, proposed, offered or made to the Company Shareholders or to the Company and not publicly withdrawn and the Company Securityholders do not approve the Arrangement as required in the Interim Order or the Arrangement is not submitted for their approval, and (whether prior to or following the termination of this Agreement) such Acquisition Proposal or an amended version thereof, or any other Acquisition Proposal that is publicly announced, proposed, offered or made to the Company Shareholders or to the Company prior to the termination of this Agreement, is consummated within 12 months of the date the first Acquisition Proposal is publicly announced, proposed, offered or made, or any other Acquisition Proposal that is publicly announced, proposed, offered or made to the Company Shareholders or to the Company after termination of this Agreement is consummated by September 30, 2011 (provided that for purposes of this Section 8.2(b)(ii), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to reference “50%” for an arrangement, amalgamation, merger or stock acquisition and “50%” for an assets acquisition);

(iii) the Company accepts, recommends, approves or enters into an agreement to implement a Superior Proposal, or publicly announces its intention to do any of the foregoing; or

(iv) the Company is in breach of its covenants in Section 6.9, and the Company fails to cure such breach within three Business Days after receipt of written notice thereof from Acquiror (except that no cure period shall be provided for a breach which by its nature cannot be cured and, in no event, shall any cure period extend beyond May 31, 2011), then in the event of the termination of this Agreement pursuant to Section 8.1, the Company shall pay to Acquiror in immediately available funds to an account designated by Acquiror on the later of the date of termination of this Agreement or within ten Business Days after the first to occur of the events described above, and after such event but prior to payment of such amount, the Company shall be deemed to hold such funds in trust for Acquiror, U.S. $10,000,000 (the “Damages Fee”).

(c) If at any time after the execution of this Agreement and prior to its termination, (i) the Required Company Vote has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Company Meeting, and (ii) none of the circumstances in Section 8.2(b) exist, then in the event of the termination of this Agreement pursuant to Section 8.1, the Company shall pay to Acquiror the amount of Acquiror’s reasonable, properly documented Expenses in immediately available funds to an account designated by Acquiror within ten Business Days after the occurrence of the event described above, and after such event but prior to payment of such amount, the Company shall be deemed to hold the amount of Acquiror’s Expenses in trust for the Acquiror; provided, however, that Acquiror’s Expenses shall not exceed the amount of the U.S $3,000,000.

(d) If at any time after the execution of this Agreement and prior to its termination, (i) the Acquiror Stockholder Vote has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Acquiror Meeting, and (ii) none of the circumstances in Section 8.2(b) exist, then in the event of the termination of this Agreement pursuant to Section 8.1, Acquiror shall pay to the Company the amount of the Company’s reasonable, properly documented Expenses in immediately available funds to an account designated by the Company within ten Business Days after the occurrence of the event described above, and after such event but prior to payment of such amount, Acquiror shall be deemed to hold the amount of the Company’s Expenses in trust for the Company; provided, however, that the Company’s Expenses shall not exceed the amount of the U.S $3,000,000.

(e) Each of the Parties acknowledges and agrees that the payment amounts set out in Section 8.2(b), Section 8.2(c) and Section 8.2(d) include a payment of liquidated damages which is a genuine pre-estimate of the damages that Acquirors and the Company, as the case may be, will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement and is not a penalty. Each of Acquirors and the Company, as applicable, irrevocably waives any right it may have to raise as a defense that any such liquidated damages are excessive or punitive. For greater certainty, each of the Parties agrees that the payment of the applicable amounts pursuant to Section 8.2(b), Section 8.2(c) and Section 8.2(d), as applicable, is the sole monetary remedy of Acquirors and the Company, as the case may be, for the occurrence of events or circumstances covered by Section 8.2(b), Section 8.2(c) or Section 8.2(d); provided however, that this limitation shall not apply in the event of fraud or willful breach of this Agreement by the Company or Acquirors, as applicable. Furthermore, nothing herein shall preclude a Party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting bond or security in connection therewith or to pursue other judicial remedies for breaches of the provisions of this Agreement other than those covered by Section 8.2(b), Section 8.2(c), or Section 8.2(d).

8.3 Amendment.  This Agreement may be amended by the Parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with this Agreement by the shareholders of the Company of Acquiror, but, after any such approval, no amendment shall be made which by Law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

8.4 Amendment to the Plan of Arrangement.  The Parties may agree to amend the Plan of Arrangement as set forth in Article 6 of the Plan of Arrangement.

8.5 Extension; Waiver.  At any time prior to the Effective Time, the Parties, by action taken or authorized by their respective Board of Directors, may, to the extent permitted by Applicable Law, (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. The failure of a Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any waiver shall be effective only in the specific instance and for the specific purpose for which given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.

ARTICLE 9

GENERAL PROVISIONS

9.1 Non-Survival of Representations, Warranties and Agreements.  None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, and agreements, shall survive the Effective Time, except for Section 6.11 and those covenants and agreements that by their terms apply or are to be performed in whole or in part after the Effective Time.

9.2 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice.

(a)	if to Acquiror or ExchangeCo, to

Magnum Hunter Resources Corporation
777 Post Oak Blvd, Suite 650
Houston, Texas 77056
Attention:       Paul M. Johnston,
                  Senior Vice President and General Counsel
Facsimile No.:   (832) 369-6992
Email Address:  pjohnston@magnumhunterresources.com

with copies (which shall not constitute notice) to

Fulbright & Jaworski L.L.P.
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201-2784
Facsimile No.:  (214) 855-8200
Attention:       David E. Morrison
                  Robert B. Hale

(b)	if to the Company, to

NuLoch Resources Inc.
2200, 444 — 5th Avenue S.W.
Calgary, Alberta T2P 2T8
Attention:       Glenn Dawson
Facsimile No.:  (403) 920-0457
Email Address:  glenn.dawson@nuloch.ca

with a copy (which shall not constitute notice) to

Borden Ladner Gervais LLP
1900, 520 — 3rd Avenue SW
Calgary, Alberta T2P 0R3
Attention:       Bruce Lawrence
Facsimile No:   (403) 266-1395

9.3 Interpretation.  When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The phrase “made available” in this Agreement shall mean that the information referred to has been made available by the Party to whom such information is to be made available. The phrases “herein,” “hereof,” “hereunder” and words of similar import shall be deemed to refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular provision of this Agreement. The word “or” shall be inclusive and not exclusive. Any pronoun shall include the corresponding masculine, feminine and neuter forms. An “affiliate” of, or a Person “affiliated” with, a specified Person, is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

9.4 Counterparts.  This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and this Agreement shall become effective when such counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that the Parties need not sign the same counterpart.

9.5 Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof, other than the Confidentiality Agreement, which shall survive the execution and delivery of this Agreement and (b) except as provided in Section 6.11 (which is intended for the benefit of only the Persons specified therein), is not intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder. Neither this Agreement nor any other document delivered in connection with this Agreement shall create or be deemed to create or permit any personal liability or obligation on the part of any officer or director of any Party or any of its Subsidiaries, absent any act of fraud.

9.6 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, except with respect to the administrative and ministerial provisions regarding the consummation of the Arrangement, which shall be governed by the laws of the Province of Alberta.

9.7 Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and, unless the effect of such invalidity or unenforceability would prevent the Parties from realizing the major portion of the economic benefits of the Arrangement that they currently anticipate obtaining therefrom, shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

9.8 Assignment.  Neither this Agreement nor any of the rights, interests or obligations of the Parties hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

9.9 Submission to Jurisdiction.

(a) Except as expressly provided by Section 9.9(b), (i) each Party hereto irrevocably submits to the jurisdiction of the courts located in Texas, for the purposes of any suit, action or other Proceeding arising out of this Agreement or any transaction contemplated hereby; (ii) each Party hereto agrees to commence any Proceeding relating hereto only in the courts in Texas; (iii) each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in any court in Texas, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum; and (iv) each Party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or other Proceeding by the mailing of copies thereof by mail to such Party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail; provided that nothing in this Section 9.9(a) shall affect the right of any Party to serve legal process in any other manner permitted by law.

The consent to jurisdiction set forth in this Section 9.9(a) shall not constitute a general consent to service of process in Texas and shall have no effect for any purpose except as provided in this Section. The Parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) With respect to the administrative and ministerial provisions regarding the consummation of the Arrangement only: (i) each Party hereto irrevocably submits to the jurisdiction of the courts located in Alberta, for the purposes of any suit, action or other Proceeding arising out of this Agreement or any transaction contemplated hereby; (ii) each Party hereto agrees to commence any Proceeding relating hereto only in the courts in Alberta; (iii) each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in any court in Alberta, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum; and (iv) each Party irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or other Proceeding by the mailing of copies thereof by mail to such Party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail; provided that nothing in this Section 9.9(b) shall affect the right of any Party to serve legal process in any other manner permitted by law. The consent to jurisdiction set forth in this Section 9.9(b) shall not constitute a general consent to service of process in Alberta and shall have no effect for any purpose except as provided in this Section. The Parties hereto agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

9.10 Enforcement.  The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court identified in the Section 9.9 above, this being in addition to any other remedy to which they are entitled at law or in equity.

9.11 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, IN ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.

ACQUIROR:

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Gary C. Evans Name: Gary C. Evans Title: Chief Executive Officer

EXCHANGECO:

MHR EXCHANGECO CORPORATION

By:	/s/ Gary C. Evans Name: Gary C. Evans Title: President

COMPANY:

NULOCH RESOURCES INC.

By:	/s/ R. Glenn Dawson Name: R. Glenn Dawson Title: President and Chief Executive Officer

[Signature Page to Arrangement Agreement]

Exhibit B

PLAN OF ARRANGEMENT

under Section 193 of the
Business Corporations Act (Alberta)

ARTICLE 1

INTERPRETATION

1.1  Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms have the following meanings:

(a) “ABCA” means the Business Corporations Act (Alberta), R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder.

(b) “Acquiror” means Magnum Hunter Resources Corporation, a corporation existing under the laws of the State of Delaware.

(c) “Acquiror Control Transaction” has the meaning provided in the Exchangeable Share Provisions.

(d) “Acquiror Shares” means the shares in the common stock, par value U.S.$0.01 per share, of Acquiror, as constituted on the date hereof.

(e) “Affiliate” has the meaning ascribed thereto in the Securities Act (Alberta).

(f) “Arrangement”, “Plan of Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to this plan of arrangement under section 193 of the ABCA as supplemented, modified or amended, and not to any particular article, section or other portion hereof.

(g) “Arrangement Agreement” means the arrangement agreement dated as of January 19, 2011 among Acquiror, ExchangeCo and NuLoch with respect to this Arrangement and all amendments thereto.

(h) “Articles of Arrangement” means the articles of arrangement in respect of this Arrangement required under subsection 193(10) of the ABCA to be filed with the Registrar after the Final Order has been granted, giving effect to this Arrangement.

(i) “Average Exercise Price Differential” means, in respect of a particular NuLoch Option, the amount by which the Weighted Average Trading Price exceeds the exercise price of such NuLoch Option.

(j) “Business Day” means any day other than a Saturday, Sunday or statutory holiday, when banks are generally open in Calgary, Alberta and Dallas, Texas for the transaction of banking business.

(k) “CallCo” means MHR Callco Corporation, a corporation existing under the laws of the Province of Alberta.

(l) “Certificate” means the certificate which may be issued by the Registrar pursuant to subsection 193(11) of the ABCA or, if no certificate is to be issued, the proof of filing in respect of this Arrangement.

(m) “Change of Law” means any amendment to the Tax Act and other applicable provincial income tax laws that permits holders of Exchangeable Shares who are resident in Canada who hold the Exchangeable Shares as capital property and deal at arm’s length with Acquiror and ExchangeCo (all for the purposes of the Tax Act and other applicable provincial income tax laws) to exchange their Exchangeable Shares for Acquiror Shares on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the Tax Act or applicable provincial income tax laws.

(n) “Change of Law Call Date” has the meaning provided in Subsection 8.1(b).

(o) “Change of Law Call Purchase Price” has the meaning provided in Subsection 8.1(a).

(p) “Change of Law Call Right” has the meaning provided in Subsection 8.1(a).

(q) “Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulation promulgated thereunder.

(r) “Court” means the Court of Queen’s Bench of Alberta.

(s) “Depositary” means Valiant Trust Company, or such other Person as may be designated by Acquiror and NuLoch.

(t) “Dissenting Optionholders” means registered holders of NuLoch Options who validly exercise the rights of dissent with respect to this Arrangement provided to them under the Interim Order and whose dissent rights remain valid immediately before the Effective Time.

(u) “Dissenting Securityholders” means, collectively, the Dissenting Shareholders and Dissenting Optionholders.

(v) “Dissenting Shareholders” means registered holders of NuLoch Shares who validly exercise the rights of dissent with respect to this Arrangement provided to them under the Interim Order and whose dissent rights remain valid immediately before the Effective Time.

(w) “Effective Date” means the date this Arrangement is effective under the ABCA.

(x) “Effective Time” means the time at which the Articles of Arrangement are filed with the Registrar under the ABCA.

(y) “Election Deadline” means 5:00 p.m. (local time) at the place of deposit on the date that is two Business Days prior to the Effective Date.

(z) “Eligible Shareholder” means a NuLoch Shareholder who: (i) is a person resident in Canada for purposes of the Tax Act or a partnership that is a Canadian partnership for the purposes of the Tax Act; and (ii) is not exempt from tax under Part I of the Tax Act.

(aa) “Exchange Ratio” means 0.3304 of an Acquiror Share or Exchangeable Share, as applicable, in exchange for each NuLoch Share.

(bb) “Exchangeable Share Consideration” has the meaning provided in the Exchangeable Share Provisions.

(cc) “Exchangeable Share Price” has the meaning provided in the Exchangeable Share Provisions.

(dd) “Exchangeable Share Provisions” means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be substantially as set forth in Schedule “A” hereto.

(ee) “Exchangeable Shares” means the exchangeable shares in the capital of ExchangeCo as constituted on the date hereof.

(ff) “ExchangeCo” means MHR Exchangeco Corporation, a corporation existing under the laws of the Province of Alberta.

(gg) “Final Order” means the final order of the Court approving this Arrangement pursuant to subsection 193(9) of the ABCA to be applied for following the NuLoch Meeting, as such order may be affirmed, amended or modified by any court of competent jurisdiction.

(hh) “Governmental Entity” means: (i) any multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, whether domestic or foreign; (ii) any subdivision, agent, commission, board, regulatory authority, administrative agency or other authority of any of the foregoing;

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(iii) any self-regulatory authority, including the TSXV and the NYSE; or (iv) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

(ii) “Ineligible Shareholder” means a NuLoch Shareholder who is not an Eligible Shareholder.

(jj) “Interim Order” means the interim order of the Court under subsection 193(4) of the ABCA containing declarations and directions with respect to the NuLoch Meeting and this Arrangement, as such order may be affirmed, amended or modified by the Court.

(kk) “Letter of Transmittal and Election Form” means the letter of transmittal and election form to be sent to the registered holders of NuLoch Shares pursuant to which registered holders of NuLoch Shares are required to deliver certificates representing their NuLoch Shares to receive the Acquiror Shares or Exchangeable Shares (or a combination thereof), as applicable, issuable or payable to them pursuant to this Arrangement and pursuant to which an Eligible Shareholder may elect (or cause the registered holder of such Eligible Shareholder’s NuLoch Shares to elect on their behalf) to receive either Acquiror Shares or Exchangeable Shares (or a combination thereof) pursuant to the Arrangement.

(ll) “Liquidation Amount” has the meaning provided in the Exchangeable Share Provisions.

(mm) “Liquidation Call Purchase Price” has the meaning provided in Subsection 8.2(a).

(nn) “Liquidation Call Right” has the meaning provided in Subsection 8.2(a).

(oo) “Liquidation Date” has the meaning provided in the Exchangeable Share Provisions.

(pp) “NuLoch” means NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta.

(qq) “NuLoch Meeting” means the special meeting of NuLoch Securityholders to be held to consider, among other things, this Arrangement and related matters, and any adjournment thereof.

(rr) “NuLoch Option Plan” means the stock option plan of NuLoch.

(ss) “NuLoch Optionholders” means the holders from time to time of the NuLoch Options.

(tt) “NuLoch Options” means the options to purchase NuLoch Shares granted pursuant to the NuLoch Option Plan.

(uu) “NuLoch Securities” means, collectively, the NuLoch Shares and the NuLoch Options.

(vv) “NuLoch Securityholders” means, collectively, the NuLoch Shareholders and the NuLoch Optionholders.

(ww) “NuLoch Share Settlement Amount” means a number of NuLoch Shares in respect of each NuLoch Option equal to “A/B x C”, where:

“A” means the Average Exercise Price Differential;

“B” means the Weighted Average Trading Price; and

“C” means the number of NuLoch Shares the NuLoch Optionholder would have been entitled to on the exercise of such NuLoch Option immediately prior to the Effective Time (for greater certainty, being one (1) NuLoch Share per one (1) NuLoch Option);

(xx) “NuLoch Shareholders” means the registered or beneficial holders of NuLoch Shares, including NuLoch Shares acquired upon the exercise of NuLoch Options.

(yy) “NuLoch Shares” means the Class A shares of NuLoch, as constituted on the date hereof.

(zz) “NYSE” means the New York Stock Exchange, Inc.

(aaa) “Person” includes any individual, sole proprietorship, partnership, firm, joint venture, limited partnership, limited liability company, unlimited liability company, unincorporated association,

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unincorporated syndicate, unincorporated organization, trust, body, corporation, or Governmental Entity, and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representatives of any other entity, whether or not having legal status.

(bbb) “Redemption Call Purchase Price” has the meaning provided in Subsection 8.3(a).

(ccc) “Redemption Call Right” has the meaning provided in Subsection 8.3(a).

(ddd) “Redemption Date” has the meaning provided in the Exchangeable Share Provisions.

(eee) “Redemption Price” has the meaning provided in the Exchangeable Share Provisions.

(fff) “Registrar” means the Registrar duly appointed under section 263 of the ABCA.

(ggg) “S-3 Registration Statement” has the meaning provided in the Arrangement Agreement.

(hhh) “SEC” has the meaning provided in the Arrangement Agreement.

(iii) “Support Agreement” means the support agreement among Acquiror, ExchangeCo and CallCo to be dated as of the Effective Date and provided for in the Arrangement Agreement.

(jjj) “Tax Act” means the Income Tax Act (Canada), R.S.C. 1985, c. C-1 (5th Supp.), as amended, including the regulations promulgated thereunder, as amended from time to time.

(kkk) “Transfer Agent” means Valiant Trust Company or such other Person as may from time to time be appointed by ExchangeCo as the registrar and transfer agent for the Exchangeable Shares.

(lll) “TSXV” means the TSX Venture Exchange.

(mmm) “Voting and Exchange Trust Agreement” means the voting and exchange trust agreement among Acquiror, ExchangeCo and the Trustee named therein to be dated as of the Effective Date and provided for in the Arrangement Agreement.

(nnn) “Weighted Average Trading Price” means the volume weighted average trading price of the NuLoch Shares on the TSXV during the five (5) consecutive trading days ending on the day that is the seventh Business Day prior to the Effective Date, which for greater certainty shall be calculated by dividing (i) the aggregate dollar trading value of all NuLoch Shares sold on the TSXV during the five (5) consecutive trading days ending on the trading day that is the seventh Business Day prior to the Effective Date, by (ii) the total number of NuLoch Shares sold on the TSXV during such period.

1.2  Sections and Headings

The division of this Plan of Arrangement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.3  References

Unless reference is specifically made to some other document or instrument, all references herein to articles and sections are to articles and sections of this Plan of Arrangement.

1.4  Number and Gender

Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; and words importing any gender shall include all genders.

1.5  Date for Any Action

In the event that the date on which any action is required to be taken hereunder by any of the parties is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

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1.6  Statutory References

References in this Plan of Arrangement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect.

1.7  Currency

All dollar amounts referred to in this Plan of Arrangement are in Canadian funds, unless otherwise indicated herein, except that all amounts referred to or payments required under Article 8 of this Plan of Arrangment are and shall be made in United States funds.

ARTICLE 2

ARRANGEMENT AGREEMENT

2.1  Arrangement Agreement

This Plan of Arrangement is made pursuant to the Arrangement Agreement.

2.2  Binding Effect

This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issue of the Certificate, if any, shall become effective on, and be binding on and after, the Effective Time on: (i) the NuLoch Securityholders; (ii) NuLoch; (iii) ExchangeCo; (iv) CallCo; (v) Acquiror; and (vi) all other Persons.

2.3  Filing and Effectiveness

The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety. The Certificate shall be conclusive evidence that this Arrangement has become effective and that each of the provisions of Article 3 has become effective in the sequence set out therein. If no Certificate is required to be issued by the Registrar pursuant to subsection 193(11) of the ABCA, this Arrangement shall become effective on the date the Articles of Arrangement are filed with the Registrar pursuant to subsection 193(10) of the ABCA.

ARTICLE 3

ARRANGEMENT

3.1  Arrangement

Commencing at the Effective Time, each of the events set out below shall occur and shall be deemed to occur in the following order without any further act or formality except as otherwise provided herein:

Dissenting Securityholders

(a) the NuLoch Securities held by Dissenting Securityholders shall be deemed to have been transferred to NuLoch (free and clear of all liens, claims and encumbrances) and cancelled and such Dissenting Securityholders shall cease to have any rights as NuLoch Securityholders other than the right to be paid the fair value of their NuLoch Securities in accordance with Article 4;

Exchange and Cancellation of NuLoch Options

(b) notwithstanding the terms of the NuLoch Option Plan and any agreements in respect of options granted thereunder or any contingent vesting provisions to which it might otherwise have been subject, each NuLoch Option (other than those previously held by Dissenting Securityholders) outstanding immediately prior to the Effective Time, shall be deemed to be fully vested;

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(c) notwithstanding the terms of the NuLoch Option Plan and any agreements in respect of options granted thereunder, each NuLoch Option held by a NuLoch Optionholder (other than those previously held by Dissenting Securityholders) shall, at the election of the NuLoch Optionholder in accordance with Section 3.2(d), either:

(i) be exercised by the NuLoch Optionholder for a NuLoch Share in accordance with its terms, including payment to NuLoch as set forth in Section 3.2(d) of the exercise price therefor and in respect of any withholding taxes required to be remitted in respect thereof, and any NuLoch Option that is not so exercised by such NuLoch Optionholder shall be deemed to be surrendered and transferred to NuLoch for no additional consideration; or

(ii) be treated as follows:

(A) each NuLoch Option with an exercise price less than or equal to the Weighted Average Trading Price shall be surrendered and transferred to NuLoch for a number of NuLoch Shares equal to the NuLoch Share Settlement Amount (which shall be subject to the rounding provisions of this Plan of Arrangement and which is subject to the withholding provisions in Article 7); and

(B) each NuLoch Option with an exercise price that is greater than the Weighted Average Trading Price shall be deemed to be surrendered and transferred to NuLoch for no additional consideration,

and in each case the NuLoch Options so surrendered and transferred shall be deemed to be cancelled (without any further action on the part of the NuLoch Optionholder, NuLoch or Acquiror) with effect immediately prior to the Effective Time and any agreement or certificate evidencing the right of the NuLoch Optionholder to any such NuLoch Options shall be void and of no effect as of such time and NuLoch and Acquiror and their respective Affiliates shall cease to have any liability in respect thereof;

Exchange of NuLoch Shares by NuLoch Shareholders who are Eligible Shareholders

(d) the NuLoch Shares held by NuLoch Shareholders who are Eligible Shareholders (other than (i) those previously held by Dissenting Securityholders, and (ii) those held by Acquiror or any Affiliate thereof (which NuLoch Shares shall not be exchanged under the Arrangement and shall remain outstanding as NuLoch Shares held by Acquiror or any Affiliate thereof)), together with those NuLoch Shares issued under Section 3.1(c) to former NuLoch Optionholders who are Eligible Shareholders, shall be sold, assigned and transferred to ExchangeCo (free and clear of all liens, claims and encumbrances) in exchange for, at the holder’s election (or deemed election) as provided in Section 3.2(a): (x) such number of Exchangeable Shares (and certain ancillary rights as further described in Section 3.2(b)) as is equal to the number of NuLoch Shares so exchanged, multiplied by the Exchange Ratio, or (y) such number of Acquiror Shares as is equal to the number of NuLoch Shares so exchanged, multiplied by the Exchange Ratio, or (z) a combination of Exchangeable Shares and Acquiror Shares as described in clauses (x) and (y); and

Exchange of NuLoch Shares by NuLoch Shareholders who are Ineligible Shareholders

(e) the NuLoch Shares held by NuLoch Shareholders who are Ineligible Shareholders (other than (i) those previously held by Dissenting Securityholders, and (ii) those held by Acquiror or any Affiliate thereof (which NuLoch Shares shall not be exchanged under the Arrangement and shall remain outstanding as NuLoch Shares held by Acquiror or any Affiliate thereof)), together with the NuLoch Shares issued under Section 3.1(c) to former NuLoch Optionholders who are Ineligible Shareholders, shall be sold, assigned and transferred to ExchangeCo (free and clear of all liens, claims and encumbrances) in exchange for such number of Acquiror Shares as is equal to the number of NuLoch Shares so exchanged, multiplied by the Exchange Ratio.

3.2  Elections

(a) Each Eligible Shareholder who, at or prior to the Election Deadline, is a holder of NuLoch Shares will be entitled, with respect to all or a portion of their shares, to make an election at or prior to the Election Deadline to receive (i) Exchangeable Shares (and the ancillary rights associated therewith), or (ii) Acquiror

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Shares, or (iii) a combination thereof, in exchange for such holder’s NuLoch Shares on the basis set forth herein and in the Letter of Transmittal and Election Form (provided that an Eligible Shareholder who was issued NuLoch Shares upon the exercise or surrender of NuLoch Options pursuant to Section 3.1(c) may make the foregoing election by delivering written notice of such election, in a form satisfactory to Acquiror, NuLoch and the Depositary, each acting reasonably, at or prior to the Election Deadline). For greater certainty, if a valid election has not been made by or on behalf of an Eligible Shareholder at or prior to the Election Deadline, such Eligible Shareholder shall be deemed to have elected to receive only Acquiror Shares pursuant to the Arrangement. In addition, if the S-3 Registration Statement has not been declared effective by the SEC at the Effective Time, then all Eligible Shareholders shall be deemed to have elected to receive only Acquiror Shares pursuant to the Arrangement.

(b) An Eligible Shareholder who has validly elected to transfer and has transferred NuLoch Shares to ExchangeCo for Exchangeable Shares as contemplated under Subsection 3.1(d) shall be considered to have received any of the ancillary rights and benefits associated with the Exchangeable Shares (including an interest as a beneficiary of the trust created under the Voting and Exchange Trust Agreement) in consideration for the grant by the Eligible Shareholder to Acquiror, ExchangeCo and CallCo of certain rights and benefits as against the Eligible Shareholder in respect of the Exchangeable Shares. To the extent that the value of the ancillary rights and benefits received by the Eligible Shareholder together with such Exchangeable Shares exceeds the value of the rights and benefits given up by the Eligible Shareholder to Acquiror, ExchangeCo and CallCo, the Eligible Shareholder shall be considered to have disposed of a portion of its NuLoch Shares in consideration for such excess ancillary rights and benefits, and to have disposed of the remaining portion (the “share portion”) of its NuLoch Shares solely in consideration for Exchangeable Shares. The share portion (expressed as a number) shall be equal to the number of NuLoch Shares obtained when the total number of NuLoch Shares transferred by the Eligible Shareholder to ExchangeCo is multiplied by the aggregate fair market value of the Exchangeable Shares received by the Eligible Shareholder divided by the sum of such aggregate fair market value and the amount, if any, by which the aggregate fair market value of the ancillary rights and benefits received by the Eligible Shareholder exceeds the aggregate fair market value of the rights and benefits granted by the Eligible Shareholder to ExchangeCo and CallCo in respect of the Exchangeable Shares.

(c) Holders of NuLoch Shares who are Eligible Shareholders and who have validly elected to receive Exchangeable Shares (and the ancillary rights) or a combination of Acquiror Shares and Exchangeable Shares (and the ancillary rights) at or prior to the Election Deadline shall be entitled to make an income tax election pursuant to subsection 85(1) of the Tax Act or, if the holder is a partnership, subsection 85(2) of the Tax Act (and in each case, where applicable, the analogous provisions of provincial income tax law) with respect to the transfer of all or any portion of their NuLoch Shares to ExchangeCo by providing two signed copies of the necessary prescribed election forms to ExchangeCo within 90 days following the Effective Date, duly completed with the details of the number of NuLoch Shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, the forms will be signed by ExchangeCo and returned to such holders within 30 days after the receipt thereof by ExchangeCo for filing with the Canada Revenue Agency (or the applicable provincial taxing authority). None of Acquiror, ExchangeCo or NuLoch will be responsible for the proper completion of any election form and, except in respect of ExchangeCo’s obligation to return duly completed election forms which are received by ExchangeCo within 90 days following the Effective Date within 30 days after the receipt thereof by ExchangeCo, none of Acquiror, ExchangeCo or NuLoch will be responsible for any taxes, interest, penalties or any other costs or damages resulting from the failure by a holder of NuLoch Shares to properly complete or file the election forms in the form and manner and within the time prescribed by the Tax Act (or any applicable provincial income tax law). In its sole discretion, ExchangeCo may choose to sign and return an election form received more than 90 days following the Effective Date, but ExchangeCo will have no obligation to do so.

(d) Holders of NuLoch Options may elect to have their NuLoch Options treated in the manner set forth in Section 3.1(c)(i) or Section 3.1(c)(ii) by delivering to the Chief Financial Officer of NuLoch at NuLoch’s head office, on or before the seventh Business Day prior to the Effective Date, notice in writing to such effect. An election to exercise NuLoch Options in accordance with Section 3.1(c)(i) shall be accompanied by a certified cheque or bank draft made payable to NuLoch in the amount of the aggregate exercise price of all

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NuLoch Options being exercised in accordance with such provision plus the amount of all withholding taxes that is required to be remitted under the Tax Act, the Code or other applicable laws in respect of the exercise of such NuLoch Options. Failure to make an election as set forth in this Section 3.2(d) shall be deemed to be an irrevocable election by the NuLoch Optionholder to have their NuLoch Options treated in the manner set forth in Section 3.1(c)(ii). A NuLoch Optionholder who makes such election must make such election in respect of all NuLoch Options held by such NuLoch Optionholder.

3.3  Exchange of Securities

With respect to each holder of NuLoch Securities (other than Dissenting Securityholders), as the case may be, at the Effective Time:

(a) upon the cancellation of NuLoch Options pursuant to Subsection 3.1(c), each former NuLoch Optionholder shall cease to be the holder of the NuLoch Options so cancelled and the name of each such NuLoch Optionholder shall be removed from the register of holders of NuLoch Options;

(b) upon an exchange of NuLoch Shares for Exchangeable Shares pursuant to Subsection 3.1(d):

(i) each former NuLoch Shareholder shall cease to be the holder of the NuLoch Shares so exchanged and the name of each such NuLoch Shareholder shall be removed from the register of holders of NuLoch Shares;

(ii) ExchangeCo shall become the holder of the NuLoch Shares so exchanged and shall be added to the register of holders of NuLoch Shares in respect thereof; and

(iii) each such former NuLoch Shareholder shall become a holder of the Exchangeable Shares so exchanged, which Exchangeable Shares will be issued as fully paid and non-assessable shares of ExchangeCo and held in an agency relationship by ExchangeCo for the benefit of such former NuLoch Shareholder and released from such agency relationship to such former NuLoch Shareholder upon the delivery to the Transfer Agent of a duly completed Letter of Transmittal and Election Form, together with the certificates representing such NuLoch Shares, and such former NuLoch Shareholder shall be added to the register of holders of Exchangeable Shares upon such date; and

(c) upon the exchange of NuLoch Shares for Acquiror Shares pursuant to Subsection 3.1(d) or 3.1(e):

(i) each former NuLoch Shareholder shall cease to be the holder of the NuLoch Shares so exchanged and the name of each such NuLoch Shareholder shall be removed from the register of holders of NuLoch Shares;

(ii) ExchangeCo shall become the holder of the NuLoch Shares so exchanged and shall be added to the register of holders of NuLoch Shares in respect thereof; and

(iii) each such former NuLoch Shareholder shall become a holder of the Acquiror Shares so exchanged, which Acquiror Shares will be issued and held as fully paid and non-assessable shares of Acquiror in an agency relationship by ExchangeCo for the benefit of such former NuLoch Shareholder and released from such agency relationship to such former NuLoch Shareholder upon the delivery to the Transfer Agent of a duly completed Letter of Transmittal and Election Form, together with the certificates representing such NuLoch Shares, and such former NuLoch Shareholder shall be added to the register of holders of Acquiror Shares upon the date that such former NuLoch Shareholder delivers to the Transfer Agent a duly completed Letter of Transmittal and Election Form, together with the certificates representing such NuLoch Shares.

3.4  Adjustments to Exchange Ratio

The Exchange Ratio shall be proportionately and appropriately adjusted to reflect fully the effect of (a) any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Acquiror Shares or NuLoch Shares), reorganization, recapitalization or other like change with respect to

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Acquiror Shares or NuLoch Shares, and (b) any extraordinary dividend or distribution with respect to Acquiror Shares (other than a dividend or distribution referenced in clause (a)); provided that the foregoing adjustments shall not be made if the record date for the stock split, reverse split, stock dividend, reorganization, recapitalization, other like change or extraordinary dividend or distribution referred to in clauses (a) and (b) above does not occur after the date of the Arrangement Agreement and prior to the Effective Time. In any case where the Exchange Ratio is adjusted in accordance with the foregoing, a corresponding adjustment shall be made to the number of Exchangeable Shares that are acquired by Eligible Shareholders who have validly elected to receive a combination of Acquiror Shares and Exchangeable Shares.

ARTICLE 4

DISSENTING SECURITYHOLDERS

4.1  Rights of Dissent

Each registered holder of NuLoch Securities shall have the right to dissent with respect to this Arrangement in accordance with the Interim Order. A Dissenting Securityholder shall, at the Effective Time, cease to have any rights as a holder of NuLoch Securities and shall only be entitled to be paid the fair value of the holder’s NuLoch Securities by NuLoch. A Dissenting Securityholder who is paid the fair value of the holder’s NuLoch Securities shall be deemed to have transferred the holder’s NuLoch Securities to NuLoch, notwithstanding the provisions of Section 191 of the ABCA. A Dissenting Securityholder who for any reason is not entitled to be paid the fair value of the holder’s NuLoch Securities shall be treated as if the holder had participated in this Arrangement on the same basis as a non-dissenting holder of NuLoch Securities, notwithstanding the provisions of Section 191 of the ABCA. The fair value of the NuLoch Securities shall be determined as of the close of business on the last Business Day before the day on which this Arrangement is approved by the NuLoch Securityholders at the NuLoch Meeting; but in no event shall Acquiror or NuLoch be required to recognize such Dissenting Securityholder as a securityholder of Acquiror, NuLoch or ExchangeCo after the Effective Time and the name of such holder shall be removed from the applicable register as at the Effective Time. For greater certainty, in addition to any other restrictions in section 191 of the ABCA, no Person who has voted in favour of this Arrangement shall be entitled to dissent with respect to this Arrangement. In addition, a NuLoch Securityholder may only exercise dissent rights in respect of all, and not less than all, of its NuLoch Securities.

ARTICLE 5

OUTSTANDING CERTIFICATES AND FRACTIONAL SECURITIES

5.1  Rights to Consideration

From and after the Effective Time, certificates and/or agreements formerly representing NuLoch Securities that were exchanged under Section 3.1 shall represent only the right to receive the consideration to which the holders are entitled under this Arrangement, or as to those held by Dissenting Securityholders, other than those Dissenting Securityholders deemed to have participated in this Arrangement pursuant to Section 4.1, to receive the fair value of the NuLoch Securities represented by such certificates and/or agreements, as applicable.

5.2  Issuance of Certificates

Subject to the provisions of the Letter of Transmittal and Election Form, Acquiror and ExchangeCo shall, as soon as practicable following the later of the Effective Date and the date of deposit by a former NuLoch Shareholder of a duly completed Letter of Transmittal and Election Form and the certificates representing such NuLoch Shares, either:

(a) forward or cause to be forwarded by first class mail (postage prepaid) to such former holder at the address specified in the Letter of Transmittal and Election Form; or

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(b) if requested by such holder in the Letter of Transmittal and Election Form, make available or cause to be made available at the Depositary for pickup by such holder, certificates representing the number of Exchangeable Shares and/or Acquiror Shares issued to such holder under this Arrangement.

5.3  Lost Certificates

If any certificate which immediately prior to the Effective Time represented an interest in outstanding NuLoch Shares that were exchanged pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to have been lost, stolen or destroyed, the Depositary will issue and deliver in exchange for such lost stolen or destroyed certificate the consideration to which the holder is entitled pursuant to this Arrangement (and any dividends or distributions with respect thereto) as determined in accordance with this Arrangement. The Person who is entitled to receive such consideration shall, as a condition precedent to the receipt thereof, give a bond to each of NuLoch and Acquiror and their respective transfer agents, which bond is in form and substance satisfactory to each of NuLoch and Acquiror and their respective transfer agents, or shall, to the extent agreed by Acquiror and NuLoch, otherwise indemnify NuLoch and Acquiror and their respective transfer agents against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4  Dividends With Respect to Unsurrendered Certificates

All dividends or other distributions, if any, made with respect to any Acquiror Shares or Exchangeable Shares allotted and issued pursuant to this Arrangement but for which a certificate has not been issued shall be paid or delivered to the Depositary to be held by the Depositary, in trust, for the registered holder thereof. Subject to Section 5.5, the Depositary shall pay and deliver to any such registered holder, as soon as reasonably practicable after application therefor is made by the registered holder to the Depositary in such form as the Depositary may reasonably require, such dividends and distributions to which such holder is entitled, net of applicable withholding and other taxes.

5.5  Extinguishment of Rights

Any certificate formerly representing NuLoch Shares that is not deposited with all other documents as required by this Plan of Arrangement before the fifth anniversary of the Effective Date shall cease to represent a right or claim of any kind or nature including the right of the holder of such shares to receive Exchangeable Shares (and any dividend and distributions thereon) and/or Acquiror Shares (and any dividend and distributions thereon), as applicable. In such case, any dividend and distributions on the Exchangeable Shares and Acquiror Shares will be delivered to Acquiror and such Exchangeable Shares and Acquiror Shares shall be cancelled.

5.6  No Fractional Shares

No certificates representing fractional Exchangeable Shares or Acquiror Shares shall be issued under this Arrangement. In lieu of any fractional shares, each registered holder of NuLoch Securities otherwise entitled to a fractional interest in an Exchangeable Share or Acquiror Share will receive the nearest whole number of Exchangeable Shares or Acquiror Shares, respectively (with fractions equal to or greater than 0.5 being rounded up).

ARTICLE 6

AMENDMENTS

6.1  Amendments Prior to Effective Time

Acquiror or NuLoch may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be: (i) set out in writing; (ii) approved by the other party; (iii) filed with the Court and, if made

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following the NuLoch Meeting, approved by the Court; and (iv) communicated to holders of NuLoch Securities, if and as required by the Court.

6.2  Amendments Prior to Meeting

Other than as may be required under the Interim Order, any amendment to this Plan of Arrangement may be proposed by Acquiror or NuLoch at any time prior to or at the NuLoch Meeting (provided that the other party shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the NuLoch Securityholders voting at the NuLoch Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

6.3  Amendments Following Meeting

Acquiror and NuLoch may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time after the NuLoch Meeting and prior to the Effective Time with the approval of the Court.

6.4  Administrative Amendments

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time by Acquiror and NuLoch provided that it concerns a matter which, in the reasonable opinion of Acquiror and NuLoch, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former holder of NuLoch Securities.

ARTICLE 7

WITHHOLDING RIGHTS

7.1  Withholding Rights

Acquiror, NuLoch, CallCo, ExchangeCo and the Depositary shall be entitled to deduct and withhold from any consideration otherwise payable to any NuLoch Securityholder or holder of Exchangeable Shares such amounts as Acquiror, NuLoch, CallCo, ExchangeCo or the Depositary determines, acting reasonably, are required pursuant to the Tax Act, the Code, or any provision of federal, provincial, territorial, state, local or foreign tax law, in each case, as amended. For greater certainty, any consideration otherwise payable to a NuLoch Optionholder pursuant to Section 3.1(c) hereof shall have deducted therefrom, in a manner acceptable to Acquiror, acting reasonably, any amount required to satisfy applicable withholding requirements pursuant to the Tax Act or the Code. In connection with any amount required to be withheld pursuant to this Plan of Arrangement, Acquiror or ExchangeCo may direct the Depositary to withhold such number of NuLoch Shares and/or Acquiror Shares that may otherwise be paid to such NuLoch Securityholder under this Plan of Arrangement and to sell such shares on the TSXV or NYSE, respectively, or otherwise for cash proceeds to be used for such withholdings. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the NuLoch Securityholder in respect of which such deduction and withholding was made; provided that, such withheld amounts are actually remitted to the appropriate taxing authority.

ARTICLE 8

CERTAIN RIGHTS OF ACQUIROR TO ACQUIRE EXCHANGEABLE SHARES

8.1  Change of Law Call Right

(a) Acquiror shall have the overriding right (the “Change of Law Call Right”), in the event of a Change of Law, to purchase (or to cause CallCo to purchase) from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquiror) all but

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not less than all of the Exchangeable Shares held by each such holder upon payment by Acquiror or CallCo, as the case may be, of an amount per share (the “Change of Law Call Purchase Price”) equal to the Exchangeable Share Price applicable on the last Business Day prior to the Change of Law Call Date, in accordance with Subsection 8.1(c). In the event of the exercise of the Change of Law Call Right by Acquiror or CallCo, as the case may be, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to Acquiror or CallCo, as the case may be, on the Change of Law Call Date upon payment by Acquiror or CallCo to such holder of the Change of Law Call Purchase Price for each such Exchangeable Share.

(b) To exercise the Change of Law Call Right, Acquiror or CallCo must notify the Transfer Agent of its intention to exercise such right at least 45 days before the date on which Acquiror or CallCo intends to acquire the Exchangeable Shares (the “Change of Law Call Date”). If Acquiror or CallCo exercises the Change of Law Call Right, then, on the Change of Law Call Date, Acquiror or CallCo, as the case may be, will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Change of Law Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, Acquiror or CallCo, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the Exchangeable Share Consideration representing the total Change of Law Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Change of Law Call Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Change of Law Purchase Price payable by Acquiror or CallCo, as the case may be, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of Acquiror Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of ExchangeCo and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Acquiror or CallCo, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled.

8.2  CallCo Liquidation Call Right

(a) CallCo shall have the overriding right (the “Liquidation Call Right”), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of ExchangeCo or any other distribution of the assets of ExchangeCo among its shareholders for the purpose of winding-up its affairs, pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquiror) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by CallCo to each such holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the “Liquidation Call Purchase Price”) in accordance with Subsection 8.2(c). In the event of the exercise of the Liquidation Call Right by CallCo, each holder shall be obligated to sell all the Exchangeable Shares held by such holder to CallCo on the Liquidation Date upon payment by CallCo to such holder of the Liquidation Call Purchase Price for each such Exchangeable Share, whereupon ExchangeCo shall have no obligation to pay any Liquidation Amount to the holders of such shares so purchased by CallCo.

(b) To exercise the Liquidation Call Right, CallCo must notify ExchangeCo and the Transfer Agent of CallCo’s intention to exercise such right at least 45 days before the Liquidation Date, in the case of a voluntary liquidation, dissolution or winding-up of ExchangeCo or any other voluntary distribution of the assets of ExchangeCo among its shareholders for the purpose of winding-up its affairs and at least five Business Days before the Liquidation Date, in the case of an involuntary liquidation, dissolution or winding-up

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of ExchangeCo or any other involuntary distribution of the assets of ExchangeCo among its shareholders for the purpose of winding up its affairs. The Transfer Agent will notify the holders of Exchangeable Shares as to whether CallCo has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by CallCo. If CallCo exercises the Liquidation Call Right, then on the Liquidation Date, CallCo will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, CallCo shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement ), other than the right to receive their proportionate part of the total Liquidation Call Purchase Price payable by CallCo, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of Acquiror Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of ExchangeCo and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of CallCo shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If CallCo does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by ExchangeCo in connection with the liquidation, dissolution or winding-up of ExchangeCo pursuant to Article 5 of the Exchangeable Share Provisions.

8.3  CallCo Redemption Call Right

In addition to CallCo’s rights contained in the Exchangeable Share Provisions, including the Retraction Call Right (as defined in the Exchangeable Share Provisions), CallCo shall have the following rights in respect of the Exchangeable Shares:

(a) CallCo shall have the overriding right (the “Redemption Call Right”), in the event of and notwithstanding the proposed redemption of the Exchangeable Shares by ExchangeCo pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquiror) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by CallCo to each such holder of the Exchangeable Share Price applicable on the last Business Day prior to the Redemption Date (the “Redemption Call Purchase Price”) in accordance with Subsection 8.3(c). In the event of the exercise of the Redemption Call Right by CallCo, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to CallCo on the Redemption Date upon payment by CallCo to such holder of the Redemption Call Purchase Price for each such Exchangeable Share, whereupon ExchangeCo shall have no obligation to redeem, or to pay the Redemption Price in respect of, such shares so purchased by CallCo.

(b) To exercise the Redemption Call Right, CallCo must notify the Transfer Agent of CallCo’s intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of an Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event (each as defined in the Exchangeable Share Provisions), in which case CallCo shall so notify the Transfer Agent and ExchangeCo on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether CallCo has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by CallCo. If CallCo exercises the Redemption Call Right, then, on the

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Redemption Date, CallCo will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, CallCo shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Redemption Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Redemption Call Purchase Price payable by CallCo, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of Acquiror Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of ExchangeCo and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of CallCo shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If CallCo does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price otherwise payable by ExchangeCo in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

8.4  Restriction on Issuance of Acquiror Shares

Notwithstanding any provision of the Exchangeable Share Provisions, or any term or provision of the Support Agreement, the Voting and Exchange Trust Agreement or the Plan of Arrangement, no Acquiror Shares shall be issued (and Acquiror shall not be required to issue any Acquiror Shares) in connection with any liquidation, dissolution or winding-up of ExchangeCo, or any retraction, redemption or any other exchange, direct or indirect, of Exchangeable Shares, if such issuance of Acquiror Shares would not be permitted by applicable laws.

ARTICLE 9

FURTHER ASSURANCES

9.1  Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein. NuLoch and Acquiror may agree not to implement this Plan of Arrangement, notwithstanding the passing of the resolution approving this Arrangement by the NuLoch Shareholders and the receipt of the Final Order.

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SCHEDULE “A”

EXCHANGEABLE SHARE PROVISIONS

SCHEDULE “A”
ARTICLES OF AMENDMENT
OF
MHR EXCHANGECO CORPORATION

(the “Corporation”)
(share structure)

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of Preferred Shares and an unlimited number of Exchangeable Shares. The rights, privileges, restrictions and conditions attached to the Common Shares, Preferred Shares and Exchangeable Shares are as follows:

Common Shares

1. The rights of the holders of the Common Shares are equal in all respects and include the following rights:

(a) to vote at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

(b) subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive any dividend declared by the Corporation on the Common Shares; and

(c) subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution.

Preferred Shares

2. (a) The Preferred Shares may be issued from time to time in one or more series with such rights, restrictions, privileges, conditions and designations attached thereto as shall be fixed from time to time before issuance by any resolution or resolutions providing for the issue of the shares of any series which may be passed by the board of directors of the Corporation and confirmed and declared by articles of amendment. Reference to one class or series of shares ranking on a parity with another class or series of shares shall mean ranking on a parity with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation whether voluntary or involuntary to the extent of their respective rights in that connection.

(b) The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series, provided, however, that when in the case of any of such shares any cumulative dividends or amounts payable on a return of capital are not paid in full in accordance with their respective terms, the Preferred Shares of all series shall participate rateably in respect of such dividends (including all unpaid accumulated dividends which for such purpose shall be calculated as if the same were accruing up to the date of payment) in accordance with the sums which would be payable on said shares if all such dividends were declared and paid in full in accordance with their respective terms, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full in accordance with their respective terms, and provided further that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the said shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends as aforesaid.

(c) The Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the said Preferred Shares with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, to the extent fixed in the case of each respective series, and may also be given such other preferences over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the said Preferred Shares as may be fixed in the case of each such series.

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Exchangeable Shares

The Corporation is authorized to issue an unlimited number of Exchangeable Shares. The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:

ARTICLE 1

INTERPRETATION

1.1 For the purposes of these share provisions:

“ABCA” means the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder;

“Acquiror” means Magnum Hunter Resources Corporation, a corporation existing under the laws of the State of Delaware;

“Acquiror Control Transaction” means any merger, amalgamation, tender, offer, material sale of shares or rights or interests therein or thereto or similar transactions involving or that affect the control of Acquiror, or any proposal to carry out the same;

“Acquiror Dividend Declaration Date” means the date on which the board of directors of Acquiror declares any dividend on the Acquiror Shares;

“Acquiror Shares” means the shares in the common stock of Acquiror and any other securities into which such shares may be changed, exchanged or converted;

“Affiliate” has the meaning ascribed thereto in the Securities Act, unless otherwise expressly stated herein;

“Arrangement” means the arrangement under section 193 of the ABCA on the terms and subject to the conditions, set out in the Plan of Arrangement to which plan these share provisions are attached as Schedule “A” and which Plan of Arrangement is attached to the Arrangement Agreement as Exhibit B, subject to any amendments or variations thereto made in accordance with Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order;

“Arrangement Agreement” means the arrangement agreement by and among Acquiror, the Corporation and NuLoch dated January 19, 2011, as amended and restated from time to time, providing for, among other things, the Arrangement;

“Automatic Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement;

“Board of Directors” means the board of directors of the Corporation;

“Business Day” means any day, other than a Saturday, Sunday or statutory holiday, when banks are generally open in Calgary, Alberta and Dallas, Texas for the transaction of banking business;

“CallCo” means MHR Callco Corporation, a corporation existing under the laws of the Province of Alberta and a direct wholly-owned subsidiary of Acquiror;

“CallCo Call Notice” has the meaning ascribed thereto in Section 6.3;

“Canadian Dollar Equivalent” means in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date the product obtained by multiplying:

(a) the Foreign Currency Amount, by

(b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

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“Change of Law” has the meaning ascribed thereto in the Plan of Arrangement;

“Change of Law Call Right” has the meaning ascribed thereto in the Plan of Arrangement;

“Common Shares” means the common shares in the capital of the Corporation;

“Corporation” means MHR Exchangeco Corporation, a corporation existing under the laws of the Province of Alberta;

“Court” has the meaning ascribed thereto in the Plan of Arrangement;

“Current Market Price” means, in respect of an Acquiror Share on any date, the Canadian Dollar Equivalent of the average of the closing prices of Acquiror Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the NYSE; or, if the Acquiror Shares are not then listed on the NYSE, on such other stock exchange or automated quotation system on which the Acquiror Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors, acting reasonably, for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Acquiror Shares during such period does not create a market which reflects the fair market value of an Acquiror Share, then the Current Market Price of an Acquiror Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

“Effective Date” means the effective date of the Arrangement in accordance with the ABCA;

“Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement;

“Exchangeable Shares” mean the non-voting exchangeable shares in the capital of the Corporation, having the rights, privileges, restrictions and conditions set forth herein;

“Exchangeable Share Consideration” means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Corporation in respect of such Exchangeable Share, or purchase of such Exchangeable Share pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

(a) the Current Market Price of one Acquiror Share deliverable in connection with such action; plus

(b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of (i) all declared, payable and unpaid cash dividends, and (ii) the full amount of all cash dividends declared and payable or paid on Acquiror Shares which have not been declared or paid on Exchangeable Shares in accordance herewith, in each case deliverable in connection with such action; plus

(c) such stock or other property constituting (i) any declared, payable and unpaid non-cash dividends, and (ii) the full amount of all non-cash dividends declared and payable or paid on Acquiror Shares which have not been declared or paid on Exchangeable Shares in accordance herewith, in each case deliverable in connection with such action, provided that: (i) the part of the consideration which represents (a) above shall be fully paid and satisfied by the delivery of one Acquiror Share, such share to be duly issued, fully paid and non-assessable; (ii) the part of the consideration which represents (c) above shall be fully paid and satisfied by delivery of such non-cash items; (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest; and (iv) any such consideration shall be paid less any tax required to be deducted and withheld therefrom and without interest;

“Exchangeable Share Price” means, for each Exchangeable Share, an amount equal to the aggregate of:

(a) the Current Market Price of one Acquiror Share; plus

(b) an additional amount equal to the full amount of all cash dividends declared, payable and unpaid, on such Exchangeable Share; plus

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(c) an additional amount equal to the full amount of all dividends declared and payable or paid on Acquiror Shares which have not been declared or paid on Exchangeable Shares in accordance herewith; plus

(d) an additional amount representing the full amount of all non-cash dividends declared, payable and unpaid, on such Exchangeable Share;

“Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement;

“Exempt Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the Acquiror Shares;

“Final Order” has the meaning ascribed thereto in the Plan of Arrangement;

“Governmental Entity” means any:

(a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign;

(b) subdivision, agent, commission, board, or authority of any of the foregoing; or

(c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“Holder” means, when used with reference to the Exchangeable Shares, the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of the Corporation in respect of the Exchangeable Shares;

“Liquidation Amount” has the meaning ascribed thereto in Section 5.1;

“Liquidation Call Right” has the meaning ascribed thereto in the Plan of Arrangement;

“Liquidation Date” has the meaning ascribed thereto in Section 5.1;

“NuLoch” means NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta;

“NuLoch Shares” means the Class A shares in the capital of NuLoch;

“NYSE” means the New York Stock Exchange, Inc.;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Plan of Arrangement” means the plan of arrangement involving, among others, NuLoch, Acquiror and the Corporation which is attached as Exhibit B to the Arrangement Agreement, subject to any amendments or variations thereto made in accordance with Article 6 thereof or made at the direction of the Court in the Final Order, and to which these share provisions are attached as Schedule “A”;

“Preferred Shares” means the preferred shares in the capital of the Corporation, or any series thereof;

“Purchase Price” has the meaning ascribed thereto in Section 6.3;

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“Redemption Call Purchase Price” has the meaning ascribed thereto in the Plan of Arrangement;

“Redemption Call Right” has the meaning ascribed thereto in the Plan of Arrangement;

“Redemption Date” means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7, which date shall be no earlier than the first anniversary of the Effective Date, unless:

(a) there are less than 10% of the Exchangeable Shares issued and outstanding (other than Exchangeable Shares held by Acquiror and its Affiliates) that were issued and outstanding immediately following the Effective Time;

(b) an Acquiror Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such an Acquiror Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Acquiror Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the first anniversary of the Effective Date as it may determine, upon such number of days prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

(c) an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days prior written notice of such redemption to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances; or

(d) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b) or (c) above to any of such holders of Exchangeable Shares shall not affect the validity of any such redemption;

“Redemption Price” has the meaning ascribed thereto in Section 7.1;

“Retracted Shares” has the meaning ascribed thereto in Subsection 6.1(a);

“Retraction Call Right” has the meaning ascribed thereto in Subsection 6.1(c);

“Retraction Date” has the meaning ascribed thereto in Subsection 6.1(b);

“Retraction Price” has the meaning ascribed thereto in Section 6.1;

“Retraction Request” has the meaning ascribed thereto in Section 6.1;

“Securities Act” means the Securities Act (Alberta) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

“Support Agreement” means the agreement made among Acquiror, CallCo and the Corporation substantially in the form and content of Exhibit C annexed to the Arrangement Agreement, with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree;

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“Transfer” has the meaning ascribed thereto in Section 4.2;

“Transfer Agent” means such Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares;

“Trustee” means such trustee as is chosen by Acquiror and NuLoch, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, and authorized to act as a trust company under applicable laws, and any successor trustee appointed under the Voting and Exchange Trust Agreement; and

“Voting and Exchange Trust Agreement” means the agreement made among Acquiror, the Corporation and the Trustee in connection with the Plan of Arrangement substantially in the form and content of Exhibit D annexed to the Arrangement Agreement with such changes thereto as the parties to the Arrangement Agreement, acting reasonably, may agree.

1.2 Unless otherwise specifically indicated or the context otherwise requires, all references to “dollars” or “$” mean United States dollars, and all cash payments required to be made hereunder shall be made in United States dollars.

1.3 All payments to be made hereunder shall be made without interest and less any tax required by Canadian or U.S. law to be deducted or withheld.

ARTICLE 2

RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and the Preferred Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding-up its affairs (provided that, for greater certainty, (a) in the case of the payment of dividends, such preference shall only apply to an entitlement to dividends required to be paid, and which have not been paid, on the Exchangeable Shares pursuant to Article 3, and (b) in the case of any other distribution of assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding-up its affairs, such preference shall only apply to the entitlement to the Liquidation Amount as set forth in Article 5).

ARTICLE 3

DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Acquiror Dividend Declaration Date, declare a dividend on each Exchangeable Share:

(a) in the case of a cash dividend declared on the Acquiror Shares, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the Acquiror Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each Acquiror Share;

(b) in the case of a stock dividend declared on the Acquiror Shares, to be paid in Acquiror Shares, subject to Section 3.2, by the issue or transfer by the Corporation of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Acquiror Shares to be paid on each Acquiror Share; or

(c) in the case of a dividend declared on the Acquiror Shares in property other than cash or Acquiror Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6) the type and amount of property declared as a dividend on each Acquiror Share.

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Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2 In the case of a stock dividend declared on the Acquiror Shares to be paid in Acquiror Shares, in lieu of declaring the stock dividend contemplated by Subsection 3.1(b) on the Exchangeable Shares, the Board of Directors may, in good faith and in its discretion and subject to applicable law and to obtaining all required regulatory approvals, subdivide, redivide or change (the “Subdivision”) each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares equal to the sum of: (i) one Acquiror Share; and (ii) the number of Acquiror Shares to be paid as a share dividend on each Acquiror Share. In making such Subdivision, the Board of Directors shall consider the effect thereof upon the then outstanding Exchangeable Shares and the general taxation consequences of the Subdivision to the holders of the Exchangeable Shares. In such instance, and notwithstanding any other provision hereof, such Subdivision shall become effective on the effective date specified in Section 3.4 without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, subject to applicable law, no approval of the Holders to an amendment to the articles of the Corporation shall be required to give effect to such Subdivision.

3.3 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Subsection 3.1(a) and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable law, certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Subsection 3.1(b) or any Subdivision contemplated by Section 3.2 and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Subsection 3.1(c) shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation’s bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was first payable.

3.4 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Acquiror Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any Subdivision of the Exchangeable Shares under Section 3.2 and the effective date of such Subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Acquiror Shares.

3.5 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6 The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1(c) and Article 11, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(a) in the case of any stock dividend or other distribution payable in Acquiror Shares, the number of such shares issued in proportion to the number of Acquiror Shares previously outstanding;

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(b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquiror Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price, the volatility of the Acquiror Shares and the term of any such instrument;

(c) in the case of the issuance or distribution of any other form of property (including any shares or securities of Acquiror of any class other than Acquiror Shares, any rights, options or warrants other than those referred to in Subsection 3.6(b), any evidences of indebtedness of Acquiror or any assets of Acquiror), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Acquiror Share and the Current Market Price; and

(d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Acquiror Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and with regard to the individual circumstances of holders of Exchangeable Shares).

3.7 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof. Notwithstanding any provision of this Article 3 to the contrary, if the Exchangeable Share Price is paid to a holder of an Exchangeable Share by CallCo pursuant to the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right or by the Acquiror pursuant to the Exchange Right or the Automatic Exchange Right, the holder of the Exchangeable Share shall cease to have any right to be paid any amount by the Corporation in respect of any unpaid dividends on such Exchangeable Share.

ARTICLE 4

CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

(a) pay any dividends on the Common Shares, the Preferred Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends, other than stock dividends payable in Common Shares, Preferred Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b) redeem or purchase or make any capital distribution in respect of Common Shares, Preferred Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation;

(c) redeem or purchase or make any capital distribution in respect of any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation; or

(d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares, provided that the restrictions in Subsections 4.1(a), 4.1(b), 4.1(c) and 4.1(d) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the Acquiror Shares shall have been declared and paid on the Exchangeable Shares as provided for herein.

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4.2 In addition to any other restriction on the transfer of the Corporation’s shares set forth in the Corporation’s articles, no holder of Exchangeable Shares may sell, assign, encumber, grant a security interest in, cause the Corporation, Acquiror or CallCo to redeem or otherwise dispose of or transfer (or permit any of the foregoing to occur) whether voluntarily or involuntarily or otherwise (any such transaction being hereinafter called a “Transfer”) its Exchangeable Shares, except in accordance with operation of law, or with respect to a re-registration of a share certificate evidencing Exchangeable Shares that does not involve a change in beneficial ownership. Notwithstanding the foregoing, nothing contained in this Agreement shall prohibit or prevent a holder of Exchangeable Shares from effecting a Transfer of Exchangeable Shares to the Corporation, Acquiror or CallCo pursuant to the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, including under the Voting and Exchange Trust Agreement.

4.3 No Transfer of Exchangeable Shares shall be effective or shall be registered on the register of transfers of the Corporation maintained by the Transfer Agent except upon delivery to the Transfer Agent of:

(a) the share certificate(s) representing such Exchangeable Shares (if not already held by the Transfer Agent) and a stock power of attorney in form acceptable to the Transfer Agent, duly endorsed for Transfer by the transferor to the transferee;

(b) such assurance or evidence of signatures, identifications or authority to Transfer the Exchangeable Shares as the Transfer Agent may from time to time prescribe;

(c) confirmation that the provisions of all applicable securities laws are being complied with, in a form acceptable to the Corporation; and

(d) a cheque to the Corporation for such amount as the Corporation reasonably determines is necessary to pay any expenses incurred by the Corporation in respect of the Transfer.

4.4 Notwithstanding any other provision of the rights, privileges, restrictions and conditions of the Exchangeable Shares, or any term or provision of the Support Agreement, the Voting and Exchange Trust Agreement or the Plan of Arrangement, no Acquiror Shares shall be issued (and Acquiror shall not be required to issue any Acquiror Shares) in connection with any liquidation, dissolution or winding-up of the Corporation, or any retraction, redemption or any other exchange, direct or indirect, of Exchangeable Shares, if such issuance of Acquiror Shares would not be permitted by applicable laws.

ARTICLE 5

DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law and to the exercise by CallCo of the Liquidation Call Right, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the “Liquidation Date”) of such liquidation, dissolution, winding-up or distribution of assets, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares, Preferred Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the “Liquidation Amount”).

5.2 On or promptly after the Liquidation Date, and subject to the exercise by CallCo of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of

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the holder recorded in the register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement) other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount to which such holders are entitled shall have been paid to such holders in the manner hereinbefore provided. The Corporation shall have the right at any time on or before the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares, after such deposit, shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Acquiror Shares delivered to them or the custodian on their behalf.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

ARTICLE 6

RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by CallCo of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder, for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the “Retraction Price”), which shall be satisfied in full by the Corporation causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and bylaws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and together with a duly executed statement (the “Retraction Request”) in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

(a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the “Retracted Shares”) redeemed by the Corporation;

(b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the “Retraction Date”), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Corporation; and

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(c) acknowledging the overriding right (the “Retraction Call Right”) of CallCo to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to CallCo in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3.

6.2 Subject to the exercise by CallCo of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section 6.4. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by CallCo pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify CallCo thereof and shall provide to CallCo a copy of the Retraction Request. In order to exercise the Retraction Call Right, CallCo must notify the Corporation of its determination to do so (the “CallCo Call Notice”) within five Business Days of notification to CallCo by the Corporation of the receipt by the Corporation of the Retraction Request. If CallCo does not so notify the Corporation within such five Business Day period, the Corporation will notify the holder as soon as possible thereafter that CallCo will not exercise the Retraction Call Right. If CallCo delivers the CallCo Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell all but not less than all the Retracted Shares to CallCo in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and CallCo shall purchase from such holder and such holder shall sell to CallCo on the Retraction Date all but not less than all the Retracted Shares for a purchase price (the “Purchase Price”) per share equal to the Retraction Price, which, as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of CallCo, of the Exchangeable Share Consideration representing the total Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, CallCo shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that CallCo has complied with Section 6.4, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that CallCo does not deliver a CallCo Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or CallCo, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the register of the Corporation for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or, if specified in such Retraction Request, by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to such holder of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such Exchangeable Share Consideration.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price or total Purchase Price, as the case

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may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by CallCo shall thereafter be considered and deemed for all purposes to be the holder of the Acquiror Shares delivered to it.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes, acting reasonably, that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that CallCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Exchangeable Shares which the Board of Directors determines the Corporation is permitted to redeem as of the Retraction Date on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 and CallCo does not exercise the Retraction Call Right, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have instructed the Trustee to require Acquiror to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Acquiror to such holder of the Retraction Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to CallCo shall be deemed to have been revoked.

ARTICLE 7

REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and provided CallCo has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Redemption Date (the “Redemption Price”).

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 45 days before the Redemption Date (other than a Redemption Date established in connection with an Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by CallCo under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with an Acquiror Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting

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Event, the written notice of redemption by the Corporation or the purchase by CallCo under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3 On or after the Redemption Date and subject to the exercise by CallCo of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in the notice described in Section 7.2 of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of Acquiror Shares delivered to them or the custodian on their behalf.

ARTICLE 8

PURCHASE FOR CANCELLATION

8.1 Subject to applicable law and the articles of the Corporation and notwithstanding Sections 4.2, 4.3 and 8.2, the Corporation may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with any holder of Exchangeable Shares.

8.2 Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this Section 8.2, more

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Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

ARTICLE 9

VOTING RIGHTS

9.1 Except as required by applicable law and by Article 10, Section 11.1 and Section 12.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

ARTICLE 10

AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by holders (other than Acquiror and its Affiliates) represented in person or by proxy at a meeting of holders of Exchangeable Shares duly called and held on at least 21 days written notice, provided that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chair of such meeting. At such adjourned meeting, the holders of Exchangeable Shares (other than Acquiror and its Affiliates), present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by holders (other than Acquiror and its Affiliates) represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares. For purposes of this Section 10.2, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

ARTICLE 11

RECIPROCAL CHANGES IN RESPECT OF ACQUIROR SHARES

11.1 Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Acquiror will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2:

(a) issue or distribute Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquiror Shares) to the holders of all or substantially all of the then outstanding Acquiror Shares by way of stock dividend or other distribution, other than an issue of Acquiror Shares

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(or securities exchangeable for or convertible into or carrying rights to acquire Acquiror Shares) to holders of Acquiror Shares:

(i) who exercise an option to receive dividends in Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquiror Shares) in lieu of receiving cash dividends, or

(ii) pursuant to any dividend reinvestment plan or scrip dividend;

(b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Acquiror Shares entitling them to subscribe for or to purchase Acquiror Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquiror Shares); or

(c) issue or distribute to the holders of all or substantially all of the then outstanding Acquiror Shares:

(i) shares or securities of Acquiror of any class other than Acquiror Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Acquiror Shares);

(ii) rights, options or warrants other than those referred to in Subsection 11.1(b);

(iii) evidences of indebtedness of Acquiror; or

(iv) assets of Acquiror,

unless the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

11.2 Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Acquiror will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2:

(a) subdivide, redivide or change the then outstanding Acquiror Shares into a greater number of Acquiror Shares;

(b) reduce, combine, consolidate or change the then outstanding Acquiror Shares into a lesser number of Acquiror Shares; or

(c) reclassify or otherwise change the Acquiror Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Acquiror Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares, and such change is permitted under applicable law. The Support Agreement further provides, in part, that the provisions of the Support Agreement described in Section 11.1 and this Section 11.2 shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2.

11.3 Notwithstanding the foregoing provisions of this Article 11, in the event of an Acquiror Control Transaction:

(a) in which Acquiror merges or amalgamates with, or in which all or substantially all of the then outstanding Acquiror Shares are acquired by one or more other corporations to which Acquiror is, immediately before such merger, amalgamation or acquisition, related within the meaning of the Income Tax Act (Canada) (otherwise than by virtue of a right referred to in paragraph 251(5) (b) thereof);

(b) which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

(c) in which all or substantially all of the then outstanding Acquiror Shares are converted into or exchanged for shares or rights to receive such shares (the “Other Shares”) of another corporation (the

16

“Other Corporation”) that, immediately after such Acquiror Control Transaction, owns or controls, directly or indirectly, Acquiror,

then all references herein to “Acquiror” shall thereafter be and be deemed to be references to “Other Corporation” and all references herein to “Acquiror Shares” shall thereafter be and be deemed to be references to “Other Shares” (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of shares pursuant to these share provisions or Article 8 of the Plan of Arrangement or exchange of shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the Acquiror Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, option or retraction of such shares pursuant to these share provisions or Article 8 of the Plan of Arrangement, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the Acquiror Control Transaction and the Acquiror Control Transaction was completed) without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

ARTICLE 12

ACTIONS BY THE CORPORATION UNDER OTHER AGREEMENTS

12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Acquiror, CallCo and the Corporation with all provisions of the Support Agreement and the Voting and Exchange Trust Agreement applicable to Acquiror, CallCo and the Corporation, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of, its rights or obligations under, the Support Agreement or the Voting and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(a) adding to the covenants of the other parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder,

(b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

ARTICLE 13

LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right, the Redemption Call Right and

17

the Change of Law Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting, exchange and automatic exchange rights thereunder) and the Retraction Call Right, as well as such legends as may be appropriate to address applicable securities law matters.

13.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of CallCo, and the Change of Law Call Right in favour of Acquiror and CallCo, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, or the retraction or redemption of Exchangeable Shares, or a Change of Law (as defined for purposes of the Change of Law Call Right), as the case may be, and to be bound thereby in favour of CallCo or Acquiror, as the case may be, as therein provided.

13.3 The Corporation, CallCo, Acquiror and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Corporation, CallCo, Acquiror or the Transfer Agent is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, territorial, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Corporation, CallCo, Acquiror and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Corporation, CallCo, Acquiror or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and the Corporation, CallCo, Acquiror or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

ARTICLE 14

GENERAL

14.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary of the Corporation. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be

18

deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding intended to be taken by the Corporation pursuant thereto.

14.4 If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Sections 14.1 or 14.2, as the case may be.

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SCHEDULE A to Exchangeable Share Provisions

RETRACTION REQUEST
[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

To: MHR Exchangeco Corporation (“Exchangeco”) and MHR CallCo Corporation (“CallCo”)

This notice is given pursuant to Article 6 of the rights, privileges, restrictions and conditions (the “Share Provisions”) attaching to the Exchangeable Shares of Exchangeco represented by this certificate and all capitalized words and expressions, used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies Exchangeco that, subject to the Retraction Call Right referred to below, the undersigned desires to have Exchangeco redeem in accordance with Article 6 of the Share Provisions:

☐	all share(s) represented by this certificate; or
☐	share(s) only represented by this certificate.

The undersigned hereby notifies Exchangeco that the Retraction Date shall be          .

NOTE:

The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by Exchangeco. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by Exchangeco.

The undersigned acknowledges the overriding Retraction Call Right of CallCo to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to CallCo in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to CallCo, may be revoked and withdrawn by the undersigned only by notice in writing given to Exchangeco at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, Exchangeco is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Acquiror to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to CallCo and Exchangeco that the undersigned (select one):

☐	is
☐	is not

a resident in Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS A RESIDENT IN CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

The undersigned hereby represents and warrants to CallCo and Exchangeco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by CallCo or Exchangeco, as the case may be, free and clear of all liens, claims and encumbrances.

(Date)	(Signature of Shareholder)	(Guarantee of Signature)

☐	Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which

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the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:

This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of Exchangeco and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless .the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s) Are to be Registered, Issued or Delivered

(please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE:

If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of Exchangeco represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of Exchangeco, unless the share transfer power on the share certificate is duly completed in respect of such share(s).

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ANNEX B

BMO Capital Markets Corp. 700 Louisiana Street 21st Floor Houston, Texas 77002

January 18, 2011

Board of Directors
Magnum Hunter Resources Corporation
777 Post Oak Blvd., Suite 910
Houston, Texas 77056

Members of the Board:

We understand that Magnum Hunter Resources Corporation (“Magnum Hunter”) and NuLoch Resources Inc. (“NuLoch”) are considering entering into a transaction (the “Proposed Transaction”) pursuant to which Magnum Hunter would acquire through Magnum Hunter ExchangeCo Corporation, an indirect wholly owned subsidiary of Magnum Hunter (“ExchangeCo”), all of the issued and outstanding the Class A shares of NuLoch (the “NuLoch Shares”) pursuant to a Plan of Arrangement (as defined below) pursuant to which (i) the NuLoch Shares held by the registered or beneficial holders of NuLoch Shares (the “NuLoch Shareholders”) who are Eligible Shareholders (except as specified in the Arrangement Agreement and the Plan of Arrangement, as defined below) shall be sold, assigned and transferred to ExchangeCo (free and clear of all liens, claims and encumbrances) in exchange for, at the holder’s election (or deemed election) as provided in the Plan of Arrangement: (x) such number of exchangeable shares in the capital of ExchangeCo (the “Exchangeable Shares”) (and certain ancillary rights as further described in Section 3.2(b) of the Plan of Arrangement), or (y) such number of shares of Magnum Hunter common stock (the “Magnum Hunter Shares”) as is equal to the number of NuLoch Shares so exchanged, multiplied by 0.3304 (the “Exchange Ratio”), or (z) a combination of Exchangeable Shares and Magnum Hunter Shares as described in clauses (x) and (y), and (ii) the NuLoch Shares held by NuLoch Shareholders who are Ineligible Shareholders (other than as specified in the Arrangement Agreement and the Plan of Arrangement), and the NuLoch Shares issued to former NuLoch Optionholders under Section 3.1(c) of the Plan of Arrangement), shall be sold, assigned and transferred to ExchangeCo (free and clear of all liens, claims and encumbrances) in exchange for such number of Magnum Hunter Shares as is equal to the number of NuLoch Shares so exchanged, multiplied by the Exchange Ratio (such exchanges in clauses (i) and (ii), the “Exchanges”) The terms and conditions of the Proposed Transaction are set forth in more detail in the Arrangement Agreement dated January 18, 2011 by and among Magnum Hunter, NuLoch, and ExchangeCo (the “Arrangement Agreement”) and the Plan of Arrangement made in accordance with the Arrangement Agreement (the “Plan of Arrangement”). Capitalized terms that are used but which are not defined herein have the meanings given to them in the Plan of Arrangement draft provided to us.

We have been requested by the Board of Directors of Magnum Hunter to render our opinion with respect to the fairness, from a financial point of view, to Magnum Hunter of the Exchange Ratio to be paid by Magnum Hunter in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, Magnum Hunter’s underlying business decision to proceed with or effect the Proposed Transaction.

In arriving at our opinion, we reviewed and analyzed, among other things: (1) the Arrangement Agreement and the Plan of Arrangement, including the schedules thereto setting forth the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares; (2) publicly available information concerning Magnum Hunter and NuLoch that we believe to be relevant to our analysis, including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2010 for Magnum Hunter, as filed with the U.S. Securities and Exchange Commission, and the 2010 quarterly Interim Report and Management’s Discussion and Analysis for the three and nine months ended September 30, 2010 and the Annual Report for the year ended December 31, 2009 for NuLoch, as filed on SEDAR established by the Canadian Securities Administrators; (3) financial and operating information with respect to the respective businesses, operations and prospects of Magnum Hunter and NuLoch as furnished to us by Magnum Hunter and NuLoch, respectively, including financial projections contained in the respective business plans of Magnum Hunter and NuLoch and, in particular certain estimates of proved and non-proved reserves, projected future production, revenue, operating costs and capital investments for each of Magnum Hunter and NuLoch; (4) certain other communications from Magnum Hunter and NuLoch to their respective shareholders; (5) consensus estimates published by First Call of independent equity research analysts with respect to (i) the future financial performance of Magnum Hunter and (ii) the future financial performance of NuLoch; (6) the trading histories of Magnum Hunter Shares and NuLoch Shares from January 1, 2008 to the present and a comparison of those trading histories with each other and with those of other companies that we deemed relevant; (7) a comparison of the historical financial results and present financial condition of Magnum Hunter and NuLoch with each other and with those of other companies that we deemed relevant; (8) a comparison of the financial terms of the Arrangement Agreement and Plan of Arrangement with the financial terms of certain other transactions that we deemed relevant; (9) the potential pro forma impact of the Proposed Transaction on the future financial performance of Magnum Hunter; and (10) the relative contributions of Magnum Hunter and NuLoch to the current and future financial performance of the combined company on a pro forma basis. In addition, we have (i) had discussions with the managements of Magnum Hunter and NuLoch concerning their respective businesses, operations, assets, financial conditions, reserves, production profiles, development programs and prospects and (ii) undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the managements of Magnum Hunter and NuLoch that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of Magnum Hunter and NuLoch, upon advice of Magnum Hunter and NuLoch, respectively, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of Magnum Hunter and NuLoch as to the future financial performance of Magnum Hunter and NuLoch, respectively, and that each of Magnum Hunter and NuLoch will perform substantially in accordance with such projections. With respect to the estimates of oil and gas reserves of Magnum Hunter and NuLoch, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of management and staff of Magnum Hunter and NuLoch and their independent reserve engineers. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of Magnum Hunter and NuLoch and have not made or obtained from third parties any evaluations or appraisals of the assets or liabilities of Magnum Hunter or NuLoch. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. In addition, we express no opinion as to the price at which shares of common stock of Magnum Hunter actually will trade following announcement of the Proposed Transaction.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Exchange Ratio to be paid by Magnum Hunter in the Proposed Transaction is fair to Magnum Hunter.

We have acted as financial advisor to Magnum Hunter in connection with the Proposed Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, Magnum Hunter has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. BMO Capital Markets is a full service securities firm engaged in a wide range of businesses, including investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we have also performed various investment banking and commercial banking services for Magnum Hunter and NuLoch in the past and have received customary fees for such services. We are also currently the administrative agent and a lender to Magnum Hunter’s credit facility as well as a counterparty to Magnum Hunter’s commodity derivatives. We are also currently the sole lender to NuLoch’s credit facility. In the ordinary course of our business, we actively trade in the debt and equity securities of Magnum Hunter and NuLoch for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion has been approved by a fairness opinion committee of BMO Capital Markets. This opinion is for the use and benefit of the Board of Directors of Magnum Hunter and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of Magnum Hunter as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,

/s/  BMO CAPITAL MARKETS CORP.
BMO CAPITAL MARKETS CORP.

ANNEX C

FIRST AMENDMENT TO THE

MAGNUM HUNTER RESOURCES CORPORATION

AMENDED AND RESTATED STOCK INCENTIVE PLAN

WHEREAS, Magnum Hunter Resources Corporation (the “Company”) has heretofore adopted the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects.

NOW, THEREFORE, the Plan is hereby amended, effective as of the date set forth below, but subject to the approval of the Company’s common stockholders, by restating Section 4.1 of the Plan in its entirety to read as follows:

4.1 Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 20,000,000, of which [ • ] shares may be available for use in connection with Incentive Options. No more than [ • ] shares of Common Stock may be the subject of Awards that are not Options or Stock Appreciation Rights. The aggregate number of shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company may not exceed [ • ] shares of Common Stock. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

IN WITNESS WHEREOF, the undersigned, acting pursuant to authority granted to him by the Board of Directors of the Company, has caused this Amendment to the Plan to be executed this [ • ] day of [ • ], 2011.

MAGNUM HUNTER RESOURCES CORPORATION

By:
Gary C. Evans
Chairman of the Board

C-1

MAGNUM HUNTER RESOURCES CORPORATION 777 POST OAK BLVD SUITE 650 HOUSTON, TX 77056 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M32797-P10295 KEEPTHIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAGNUM HUNTER RESOURCES CORPORATION The Board of Directors recommends you vote FOR the following proposals: 2. To elect nine directors of Magnum Hunter to hold office until the 2012 annual meeting of stockholders of Magnum Hunter or until their respective successors are duly qualified and elected; Nominees: 1) Gary C. Evans 06) Gary L. Hall 2) Ronald D.Ormand 07) Joe L. McClaugherty 3) J. Raleigh Bailes, Sr. 08) Steven A. Pfeifer 4) Brad Bynum 09) Jeff Swanson 5) Victor G.Carrillo 1. To approve the issuance of shares of Magnum Hunter common stock (including shares of Magnum Hunter common stock issuable upon exchange of the exchangeable shares of M HR Exchangeco Corporation, a wholly owned Canadian subsidiary of Magnum Hunter, or Exchangeco), in connection with the transactions contemplated by the Arrangement Agreement, dated January 19, 2011, by and among Magnum Hunter, Exchangeco and NuLock Resources Inc, and the related Plan of Arrangement; 3. To approve an amendment to Magnum Hunter’s Certificate of Incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter common stock to 250,000,000; 4. To approve an amendment to Magnum Hunter’s Certificate of Incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000; 5. To approve an amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan to increase the aggregate number of shares of Magnum Hunter common stock that may be issued under the plan to 20,000,000; For Withhold For All All All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 6. To ratify the appointment of Hein & Associates LLP as Magnum Hunter’s independent registered public accounting firm for t he fiscal year ending December 31, 2011; 7. To cast an advisory vote on executive compensation; The Board of Directors recommends you vote 1 Year 2Years 3Years Abstain 3 vears on the following proposal: 8. To cast an advisory vote on the frequency of future advisory votes on executive compensation; For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 9. To approve an adjournment of the Meeting, if necessary, to solicit any additional proxies in favor of the foregoing proposals; and NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K and Form 10-K/A are available at www.proxyvote.com. M32798-P10295 MAGNUM HUNTER RESOURCES CORPORATION Annual and Special Meeting of Stockholders April 29,2011 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gary C. Evans and Ronald D. Ormand, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of MAGNUM HUNTER RESOURCES CORPORATION that the stockholder(s) is/are entitled to vote at the Annual and Special Meeting of stockholder(s) to be held at 09:00 AM, CDT on 4/29/2011, at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

MAGNUM HUNTER RESOURCES CORPORATION 777 POST OAK BLVD SUITE 650 HOUSTON, TX 77056 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M32799-P10295 KEEPTHIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends vou vote FOR the followina proposal: For Against Abstain 4. To approve an amendment to Magnum Hunter’s Certificate of Incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000; NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K and Form 10-K/A are available at www.proxyvote.com. M32800-P10295 MAGNUM HUNTER RESOURCES CORPORATION Special Meeting of Preferred Stockholders Series C Cumulative Perpetual Preferred Stock April 29,2011 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gary C. Evans and Ronald D. Ormand, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series C Cumulative Perpetual Preferred Stock of MAGNUM HUNTER RESOURCES CORPORATION that the stockholder(s) is/ are entitled to vote at the Special Meeting of preferred stockholder(s) to be held at 09:00 AM, CDT on 4/29/2011, at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

MAGNUM HUNTER RESOURCES CORPORATION 777 POST OAK BLVD SUITE 650 HOUSTON, TX 77056 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M32801-P10295 KEEPTHIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAGNUM HUNTER RESOURCES CORPORATION The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To approve an amendment to Magnum Hunter’s Certificate of Incorporation, as amended, that will increase the authorized number of shares of Magnum Hunter preferred stock to 15,000,000; NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K and Form 10-K/A are available at www.proxyvote.com. M32802-P10295 MAGNUM HUNTER RESOURCES CORPORATION Special Meeting of Preferred Stockholders Series D Cumulative Preferred Stock April 29,2011 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gary C. Evans and Ronald D. Ormand, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series D Cumulative Preferred Stock of MAGNUM HUNTER RESOURCES CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of preferred stockholder(s) to be held at 09:00 AM, CDT on 4/29/2011, at The Omni Hotels & Resorts, Grand Salon East, Four Riverway, Houston, Texas 77056, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side